                                                                   EXHIBIT 10.12




                                    AGREEMENT




                                     BETWEEN

                                  PACIFIC BELL

                                       AND

                              CRL NETWORK SERVICES








Certain portions of this document in Attachment 8 and Attachment 9 have been omitted and filed separately with the Securities and Exchange Commission based on a request for confidential treatment with respect to the omitted portions.

                                TABLE OF CONTENTS

Section                                                                          Page
-------                                                                          ----
PREFACE                                                                            1
AGREEMENT                                                                          1
RECITALS                                                                           1
DEFINITIONS and ACRONYMS                                                           2
GENERAL TERMS AND CONDITIONS                                                       2
           1. Reservation of Rights to Appeal or Petition for Reconsideration      2
           2. Provision of Local Service and Unbundled Network Elements            2
           3. Term of Agreement; Transitional Support                              4
           4. Good Faith Performance                                               5
           5. Option to Obtain Local Services or Network Elements Under Other
               Agreements                                                          5
           6. Responsibility of Each Party                                         5
           7. Governmental Compliance                                              5
           8. Responsibility For Environmental Contamination                       6
           9. Regulatory Matters                                                   7
           10. Liability and Indemnity                                             8
           11. Audits and Inspections                                              10
           12. Service Performance Measures and Related Remedies                   12
           13. Uncollectible or Unbillable Revenues                                13
           14. Customer Credit History                                             13
           15. Force Majeure                                                       14
           16. Certain State and Local Taxes                                       15
           17. Alternative Dispute Resolution                                      15
           18. Notices                                                             16
           19. Confidentiality and Proprietary Information                         17
           20. Branding                                                            19
           21. Miscellaneous                                                       19

ATTACHMENTS
  Attachment 1      Definitions
  Attachment 2      Acronyms
  Attachment 3      Alternative Dispute Resolution
  Attachment 4      Directory Listing Requirements
  Attachment 5      Local Services Resale
  Attachment 6      Specifications, Service Descriptions and Implementation
                    Schedule for Unbundled Network Elements
  Attachment 7      Network Element Combinations
  Attachment 8      Pricing
  Attachment 9      Access to Verigate and LEX Operations Support Systems
  Attachment 10     Ancillary Functions
  Attachment 11     Provisioning and Ordering
  Attachment 12     Maintenance
  Attachment 13     Connectivity Billing and Recording
  Attachment 14     Provision of Customer Usage Data
  Attachment 15     Local Number Portability and Number Assignment
  Attachment 16     Security
  Attachment 17     Service Performance Measures and Related Remedies
  Attachment 18     Interconnection

                                     PREFACE

                                    AGREEMENT

           This Agreement, which shall become effective as of the _____ day of _________, 1998 ("Effective Date"), is entered into by and between CRL Network Services ("CLEC"), a California corporation, having an office at One Kearny Street, Suite 1450, San Francisco, CA and PACIFIC BELL ("PACIFIC"), a California corporation, having an office at 2150 Webster St., Oakland, California.

                                    RECITALS

           WHEREAS, The Telecommunications Act of 1996 was signed into law on February 8, 1996 (the "Act") and substantially amends the Communications Act of 1934; and

           WHEREAS, the Act places certain duties and obligations upon, and grants certain rights to, Telecommunications Carriers; and

           WHEREAS, PACIFIC is an Incumbent Local Exchange Carrier; and

           WHEREAS, PACIFIC is willing to sell unbundled Network Elements and Ancillary Functions and additional features, as well as services for resale, on the terms and subject to the conditions of this Agreement; and

           WHEREAS, CLEC is a Telecommunications Carrier and has requested that PACIFIC negotiate an Agreement with CLEC for the provision of interconnection, unbundled Network Elements (including Ancillary Functions and additional features), and services pursuant to the Act and in conformance with PACIFIC's duties under the Act; and

           WHEREAS, the Parties have arrived at this Agreement through voluntary negotiations and arbitration undertaken pursuant to the Act,

           NOW, THEREFORE, in consideration of the premises and the mutual covenants of this Agreement, CLEC and PACIFIC hereby agree as follows:

                            DEFINITIONS AND ACRONYMS

           For purposes of this Agreement, certain terms have been defined in Attachment 1 and elsewhere in this Agreement to encompass meanings that may differ from, or be in addition to, the normal connotation of the defined word. Unless the context clearly indicates otherwise, any term defined or used in the singular shall include the plural. The words "shall" and "will" are used interchangeably throughout this Agreement and the use of either connotes a mandatory requirement. The use of one or the other shall not mean a different degree of right or obligation for either Party. A defined word intended to convey its special meaning is capitalized when used. Other terms that are capitalized, and not defined in this Agreement, shall have the meaning in the Act, unless the context clearly indicates otherwise. For convenience of reference only, Attachment 2 provides a list of acronyms used throughout this Agreement.

                          GENERAL TERMS AND CONDITIONS

1.      RESERVATION OF RIGHTS TO APPEAL OR PETITION FOR RECONSIDERATION

        1.1. The filing of this arbitrated Agreement with the Commission in accordance with Decision No. 96-12-034 dated December 9,1996 ("Decision") In the Matter of the Petition of AT&T Communications of California, Inc. for Arbitration Pursuant to
                Section 252 of the Telecommunications Act of 1996 to Establish an Interconnection Agreement with Pacific Bell, Application 96-08-040 (Filed August 20,1996) does not in any way constitute a waiver by either CLEC or PACIFIC of any right which either Party may have to appeal or to petition the Commission for reconsideration of any determination contained in the Decision, or to seek modification of any language of the Agreement which was included (or excluded) due to mistake or clear inadvertence caused by the limited amount of time given to prepare this Agreement under the Commission's rules.

2.      PROVISION OF LOCAL SERVICE AND UNBUNDLED ELEMENTS

        2.1. This Agreement and its Attachments are subject to the Act, regulations thereunder and relevant FCC and Commission decisions in effect on the Effective Date of this Agreement. The effect on this Agreement of changes in the Act, regulations thereunder and relevant FCC and Commission decisions is set forth in Section 9 of this Agreement.

        2.2. This Agreement, which consists of this statement of General Terms and Conditions, and Attachments 1 through 18, inclusive, sets forth the terms, conditions and prices under which PACIFIC agrees to provide to CLEC (a) services for resale (hereinafter referred to as "Local Services") and (b) certain unbundled Network Elements, Ancillary Functions and additional features and (c) other services or combinations of such Local Services, Network Elements, Ancillary Functions and other services ("Combinations") for CLEC's own use or for resale to others, and for purposes of offering telecommunications services of any kind. This Agreement also sets forth the terms and conditions for the interconnection of CLEC's network to PACIFIC's network and the reciprocal compensation for the transport and termination of telecommunications traffic. Unless otherwise provided in this Agreement, and except where not technically feasible in a given area, PACIFIC will perform all of its obligations hereunder throughout its entire service area, provided, however, that PACIFIC is not required, except at CLEC's request pursuant to Section 1.6 of Attachment 6, to install new or improved facilities in areas where they do not currently exist.

        2.3. Subject to this Agreement and its Attachments, the Network Elements, Ancillary Functions, Combinations, Local Services, or other services provided pursuant to this Agreement may be connected to other Network Elements, Ancillary Functions, Combinations, Local Services, or other services provided by PACIFIC or to any Network Elements, Ancillary Functions, Combinations, Local Services or other services provided by CLEC itself or by any other vendor. Subject to the requirements of this Agreement and its Attachments, CLEC may, at any time add, delete, relocate or modify the Network Elements, Ancillary Functions, Local Services, Combinations or other services purchased hereunder.

        2.4. PACIFIC will not discontinue any unbundled Network Element, Ancillary Service or Combination thereof during the term of this Agreement without CLEC's consent, except (i) to the extent required by network changes or upgrades, in which event PACIFIC will comply with the network disclosure requirements stated in the Act and FCC regulations thereunder; or (ii) if required by a final order of a court, the FCC or the Commission as a result of remand or appeal of the FCC's First Interconnection Order. In the event such a final order allows but does not require discontinuance, PACIFIC may, on thirty (30) days written notice, require that such terms be renegotiated, and the Parties shall renegotiate in good faith such mutually acceptable new terms as may be required or appropriate to reflect the results of such action. In the event that such new terms are not renegotiated within ninety (90) days after such notice, or if the Parties are unable to agree, either Party may submit the matter to the Alternative Dispute Resolution Process described in Attachment 3.

        2.5. PACIFIC will not withdraw any Local Service without providing one-hundred five (105) days advance notice, from the date of notice to the date of withdrawal of the service, to CLEC of PACIFIC's intent to withdraw the service, inclusive of the time required to file and the Commission to consider an advice letter to withdraw the service pursuant to General Order 96A. If PACIFIC discontinues a Local Service or Combination of Local Services, PACIFIC shall either (a) limit the discontinuance to new customers and grandfather the service for all CLEC resale customers who subscribe to the service as of the date of discontinuance; or (b) offer to CLEC for resale an alternative service, having substantially similar capabilities and terms and conditions.

3.      TERM OF AGREEMENT; TRANSITIONAL SUPPORT

        3.1. This Agreement shall expire on 12/19/99, and thereafter the Agreement shall continue in force and effect unless and until a new agreement, addressing all of the terms of this Agreement, becomes effective between the Parties. The Parties agree to commence negotiations on a new agreement no less than six (6) months before the end of the three (3) years after this Agreement becomes effective. In the event that such new terms are not renegotiated within such six (6) month period, either Party may submit the matter to the Alternative Dispute Resolution Process described in Attachment 3.

        3.2. PACIFIC recognizes that the Network Elements, Ancillary Functions, Combinations, Local Services and other services provided hereunder are vital to CLEC and must be continued without interruption, and that CLEC may itself provide or retain another vendor to provide such comparable Network Elements, Ancillary Functions, Combinations, Local Services or other services. PACIFIC and CLEC agree to cooperate in an orderly and efficient transition to CLEC or another vendor. PACIFIC and CLEC further agree to cooperate in effecting the orderly transition to CLEC or another vendor such that the level and quality of the Network Elements, Ancillary Functions, Combinations, Local Services, and other services are not degraded and to exercise their best efforts to effect an orderly and efficient transition. CLEC shall be responsible for coordinating such transition.

4.      GOOD FAITH PERFORMANCE

        In the performance of their obligations under this Agreement, the Parties shall act in good faith and consistently with the intent of the Act. Where notice, approval or similar action by a Party is permitted or required by any provision of this Agreement (including, without limitation, the obligation of the Parties to further negotiate the resolution of new or open issues under this Agreement), such action shall not be unreasonably delayed, withheld or conditioned.

5.      OPTION TO OBTAIN LOCAL SERVICES OR NETWORK ELEMENTS UNDER OTHER
        AGREEMENTS

        At CLEC's request and pursuant to section 252 of the Act, regulations thereunder and relevant court decisions, PACIFIC shall make available to CLEC, without unreasonable delay, any interconnection, service or network element contained in any agreement to which PACIFIC is a party that has been filed and approved by the Commission.

6.      RESPONSIBILITY OF EACH PARTY

        Each Party is an independent contractor, and has and hereby retains the right to exercise full control of and supervision over its own performance of its obligations under this Agreement and retains full control over the employment, direction, compensation and discharge of all employees assisting in the performance of such obligations. Each Party will be solely responsible for all matters relating to payment of such employees, including compliance with social security taxes, withholding taxes and all other regulations governing such matters. Each Party will be solely responsible for proper handling, storage, transport and disposal at its own expense of all (i) substances or materials that it or its contractors or agents bring to, create or assume control over at Work Locations or, (ii) Waste resulting therefrom or otherwise generated in connection with its or its contractors' or agents' activities at the Work Locations. Subject to the limitations on liability and except as otherwise provided in this Agreement, each Party shall be responsible for (i) its own acts and performance of all obligations imposed by Applicable Law in connection with its activities, legal status and property, real or personal and, (ii) the acts of its own affiliates, employees, agents and contractors during the performance of that Party's obligations hereunder.

7.      GOVERNMENTAL COMPLIANCE

        CLEC and PACIFIC each shall comply at its own expense with all Applicable Law that relates to (i) its obligations under or activities in connection with this Agreement; or (ii) its activities undertaken at, in connection with or relating to Work Locations. CLEC and PACIFIC each agree to indemnify, defend (at the other Party's request) and save harmless the other, each of its officers, directors and employees from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties and expenses (including reasonable attorneys' fees) that arise out of or result from (i) its failure or the failure of its contractors or agents to so comply or (ii) any activity, duty or status of it or its contractors or agents that triggers any legal obligation to investigate or remediate environmental contamination. PACIFIC will be solely responsible for obtaining from Governmental Authorities, building owners, other carriers, and any other persons or entities, all rights and privileges (including, but not limited to, space and power), which are necessary for PACIFIC to provide the Network Elements, Ancillary Functions, Combinations, Local Services and other services pursuant to this Agreement. To the extent necessary, CLEC will cooperate with PACIFIC in obtaining such rights and privileges.

8.      RESPONSIBILITY FOR ENVIRONMENTAL CONTAMINATION

        8.1. CLEC shall in no event be liable to PACIFIC for any costs whatsoever resulting from the presence or release of any environmental hazard that CLEC did not introduce to the affected work location, provided that activities of CLEC or its agents did not cause or contribute to a release. PACIFIC shall indemnify, defend (at CLEC's request) and hold harmless CLEC, each of its officers, directors and employees from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties and expenses (including reasonable attorneys' fees) that arise out of or result from (i) any environmental hazard that PACIFIC, its contractors or agents introduce to the work locations or (ii) the presence or release of any environmental hazard for which PACIFIC is responsible under applicable law.

        8.2. PACIFIC shall in no event be liable to CLEC for any costs whatsoever resulting from the presence or release of any environmental hazard that PACIFIC did not introduce to the affected work location, provided that actions of PACIFIC or its agents did not cause or contribute to a release. CLEC shall indemnify, defend (at PACIFIC's request) and hold harmless PACIFIC, each of its officers, directors and employees from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties and expenses (including reasonable attorneys fees) that arise out of or result from (i) any environmental hazard that CLEC, its contractors or agents introduce to the work locations or (ii) the presence or release of any environmental hazard for which CLEC is responsible under applicable law.

9.      REGULATORY MATTERS

        9.1. PACIFIC shall be responsible for obtaining and keeping in effect all FCC, state regulatory commission, franchise authority and other regulatory approvals that may be required in connection with the performance of its obligations under this Agreement. CLEC shall be responsible for obtaining and keeping in effect all FCC, state regulatory commission, franchise authority and other regulatory approvals that may be required in connection with its obligations under this Agreement, and with its offering of services to CLEC Customers contemplated by this Agreement. CLEC shall reasonably cooperate with PACIFIC in obtaining and maintaining any required approvals for which PACIFIC is responsible, and PACIFIC shall reasonably cooperate with CLEC in obtaining and maintaining any required approvals for which CLEC is responsible.

        9.2. To the extent that PACIFIC is required by any Governmental Authority to file a tariff or make another similar filing in connection with the performance of any action that would otherwise be governed by this Agreement, the terms of this Agreement shall control, unless this Agreement links a term, condition or price in this Agreement to a specific tariff, in which case the terms of the tariff as modified from time to time will apply. If, subsequent to the effective date of any tariff incorporated by reference into this Agreement, PACIFIC is ordered not to file tariffs with the state regulatory commission or the FCC, or is permitted not to file tariffs (and elects not to do so), either generally or for specific Network Elements, Ancillary Functions, Combinations, Local Services or other services provided hereunder, the terms and conditions of such tariffs as of the date on which the requirement to file such tariffs was lifted shall, to the degree not inconsistent with this Agreement, be deemed incorporated in this Agreement by reference.

        9.3. In the event that any final and nonappealable legislative, regulatory, judicial or other legal action renders this Agreement or any Attachment hereto inoperable, materially affects any material terms of this Agreement, or materially affects the ability of CLEC or PACIFIC to perform any material terms of this Agreement, CLEC or PACIFIC may, on thirty (30) days written notice (delivered not later than thirty (30) days following the date on which such action has become legally binding and has otherwise become final and nonappealable) require that such terms be renegotiated, and the Parties shall renegotiate in good faith such mutually acceptable new terms as may be required. In the event that such new terms are not renegotiated within ninety (90) days after such notice, the dispute shall be referred to the Alternative Dispute Resolution procedures set forth in Section 17 and Attachment 3.

        9.4. Pursuant to the Decision (at 11-12), unless the Parties voluntarily agree otherwise, all terms of this Agreement will be subject to modification based on future Commission decisions.

10.     LIABILITY AND INDEMNITY

        10.1. Liabilities of CLEC - CLEC's liability to PACIFIC during any Contract Year resulting from any and all causes, other than as specified in Sections 7, 8, 10.3 and 10.4, shall not exceed the total of any amounts due and owing by CLEC to PACIFIC under this Agreement during the Contract Year during which such cause accrues or arises.

        10.2. Liabilities of PACIFIC - PACIFIC's liability to CLEC during any Contract Year resulting from any and all causes, other than as specified in Sections 7, 8, 10.3 and 10.4, shall not exceed Twenty Five Million Dollars ($25,000,000).

        10.3. No Consequential Damages - NEITHER CLEC NOR PACIFIC SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, RELIANCE, OR SPECIAL DAMAGES SUFFERED BY SUCH OTHER PARTY (INCLUDING WITHOUT LIMITATION DAMAGES FOR HARM TO BUSINESS, LOST REVENUES, LOST SAVINGS, OR LOST PROFITS SUFFERED BY SUCH OTHER PARTY), REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, WARRANTY, STRICT LIABILITY, OR TORT, INCLUDING WITHOUT LIMITATION NEGLIGENCE OF ANY KIND WHETHER ACTIVE OR PASSIVE, AND REGARDLESS OF WHETHER THE PARTIES KNEW OF THE POSSIBILITY THAT SUCH DAMAGES COULD RESULT. EACH PARTY HEREBY RELEASES THE OTHER PARTY (AND SUCH OTHER PARTY'S SUBSIDIARIES AND AFFILIATES, AND THEIR RESPECTIVE OFFICERS, DIRECTORS; EMPLOYEES AND AGENTS) FROM ANY SUCH CLAIM. NOTHING CONTAINED IN THIS SECTION 10 SHALL LIMIT PACIFIC'S OR CLEC'S LIABILITY TO THE OTHER FOR (i) WILLFUL OR INTENTIONAL MISCONDUCT (INCLUDING GROSS NEGLIGENCE); (ii) BODILY INJURY, DEATH OR DAMAGE TO TANGIBLE REAL OR TANGIBLE PERSONAL PROPERTY PROXIMATELY CAUSED BY PACIFIC'S OR CLEC'S NEGLIGENT ACT OR OMISSION OR THAT OF THEIR RESPECTIVE AGENTS SUBCONTRACTORS OR EMPLOYEES, NOR SHALL ANYTHING CONTAINED IN THIS SECTION 10 LIMIT THE PARTIES' INDEMNIFICATION OBLIGATIONS, AS SPECIFIED BELOW. FOR PURPOSES OF THIS SECTION 10, AMOUNTS DUE AND OWING TO EITHER PARTY PURSUANT TO ATTACHMENT 17 SHALL NOT BE CONSIDERED TO BE INDIRECT, INCIDENTAL, CONSEQUENTIAL, RELIANCE, OR SPECIAL DAMAGES.

        10.4. Obligation to Indemnify - Each Party shall, and hereby agrees to, defend at the other's request, indemnify and hold harmless the other Party and each of its officers, directors, employees and agents (each, an "Indemnitee") against and in respect of any loss, debt, liability, damage, obligation, claim, demand, judgment or settlement of any nature or kind, known or unknown, liquidated or unliquidated, including without limitation all reasonable costs and expenses incurred (legal, accounting or otherwise) (collectively, "Damages") arising out of, resulting from or based upon any pending or threatened claim, action, proceeding or suit by any third party (a "Claim") (i) alleging any breach of any representation, warranty or covenant made by such indemnifying Party (the "Indemnifying Party") in this Agreement, (ii) based upon injuries or damage to any person or property or the environment arising out of or in connection with this Agreement that are the result of the Indemnifying Party's actions, breach of Applicable Law, or status or the actions, breach of Applicable Law, or status of its employees, agents and subcontractors, or (iii) for actual or alleged infringement of any patent, copyright, trademark, service mark, trade name, trade dress, trade secret or any other intellectual property right, now known or later developed (referred to as "Intellectual Property Rights") to the extent that such claim or action arises from the Indemnifying Party's or the Indemnifying Party's customer's use of the Network Elements, Ancillary Functions, Combinations, Local Services or other services provided under this Agreement.

        10.5. Obligation to Defend; Notice; Co-operation - Whenever a Claim shall arise for indemnification under Section 10.4, the relevant Indemnitee, as appropriate, shall promptly notify the Indemnifying Party and request the Indemnifying Party to defend the same. Failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that the Indemnifying Party might have, except to the extent that such failure prejudices the Indemnifying Party's ability to defend such Claim. The Indemnifying Party shall have the right to defend against such liability or assertion in which event the Indemnifying Party shall give written notice to the Indemnitee of acceptance of the defense of such Claim and the identity of counsel selected by the Indemnifying Party. Except as set forth below, such notice to the relevant Indemnitee shall give the Indemnifying Party full authority to defend, adjust, compromise or settle such Claim with respect to which such notice shall have been given, except to the extent that any compromise or settlement shall prejudice the Intellectual Property Rights of the relevant Indemnitees. The Indemnifying Party shall consult with the relevant Indemnitee prior to any compromise or settlement that would affect the Intellectual Property Rights or other rights of any Indemnitee, and the relevant Indemnitee shall have the right to refuse such compromise or settlement and, at the refusing Party's or refusing Parties' cost, to take over such defense, provided that in such event the Indemnifying Party shall not be responsible for, nor shall it be obligated to indemnify the relevant Indemnitee against, any cost or liability in excess of such refused compromise or settlement. With respect to any defense accepted by the Indemnifying Party, the relevant Indemnitee shall be entitled to participate with the Indemnifying Party in such defense if the Claim requests equitable relief or other relief that could affect the rights of the Indemnitee and also shall be entitled to employ separate counsel for such defense at such Indemnitee's expense. In the event the Indemnifying Party does not accept the defense of any indemnified Claim as provided above, the relevant Indemnitee shall have the right to employ counsel for such defense at the expense of the Indemnifying Party. Each Party agrees to cooperate and to cause its employees and agents to cooperate with the other Party in the defense of any such Claim and the relevant records of each Party shall be available to the other Party with respect to any such defense.

11.     AUDITS AND INSPECTIONS

        11.1. Subject to PACIFIC's reasonable security requirements and except as may be otherwise specifically provided in this Agreement, CLEC may audit PACIFIC's books, records, and other documents once in each Contract Year for the purpose of evaluating the accuracy of PACIFIC's billing and invoicing for services provided by PACIFIC to CLEC hereunder. CLEC may employ other persons or firms for this purpose. Such audit shall take place at a time and place agreed on by the Parties no later than thirty (30) days after notice thereof to PACIFIC.

        11.2. Subject to CLEC's reasonable security requirements and except as may be otherwise specifically provided in this Agreement, PACIFIC may audit CLEC's books, records, and other documents once in each Contract Year for the purpose of evaluating the accuracy of CLEC's billing and invoicing for services provided by CLEC to PACIFIC hereunder. PACIFIC may employ other persons or firms for this purpose. Such audit shall take place at a time and place agreed on by the Parties no later than thirty (30) days after notice thereof to CLEC.

        11.3. Each Party shall promptly correct any billing or invoicing errors that are revealed in an audit, including making refund of any overpayment in the form of a credit, or payment of any under payment in the form of a debit, on the invoice for the first full billing cycle after the Parties have agreed upon the accuracy of the audit results. Any disputes concerning audit results shall be resolved pursuant to the Alternate Dispute Resolution procedures described in Attachment 3.

        11.4. Each Party shall cooperate fully in any such audit, providing reasonable access to any and all appropriate employees and books, records and other documents reasonably necessary to assess the accuracy of each Party's billing and invoicing.

        11.5. Either Party may audit the other Party's books, records and documents more than once during any Contract Year if the previous audit found previously uncorrected net variances or errors in invoices in the other Party's favor with an aggregate value of at least three percent (3%) of the amounts payable by the Party being audited under this Agreement during the period covered by the audit.

        11.6. Audits shall be at the requesting Party's expense, subject to reimbursement by the audited Party in the event that an audit finds an adjustment in the charges or in any invoice paid or payable by the requesting Party hereunder by an amount that is, on an annualized basis, greater than three percent (3%) of the aggregate charges to the requesting Party under this Agreement during the period covered by the audit.

        11.7. Upon (i) the discovery by a Party of overcharges not previously reimbursed to the other Party or (ii) the resolution of disputed audits, the audited Party shall promptly reimburse the requesting Party the amount of any overpayment, plus interest at the prime rate compounded daily for the number of days from the date of overpayment to and including the date that payment is actually made. In no event, however, shall interest be assessed on any previously assessed or accrued late payment charges.

        11.8. Upon (i) the discovery by either Party of underpayments not previously paid to the other Party, or (ii) the resolution of disputed audits, the audited Party shall promptly pay the other Party the amount of any underpayment, plus interest at the prime rate compounded daily from the date of underpayment to and including the date that payment is actually made.

        11.9. Subject to PACIFIC's reasonable security requirements and except as may be otherwise specifically provided in this Agreement, CLEC shall have the following audit rights in addition to the financial audit rights provided above: (a) if CLEC has a reasonable basis to believe that an audit is required to confirm PACIFIC's compliance with the Act or this Agreement, CLEC may inspect once, in each Contract Year, PACIFIC's books, records, and other documents relevant to the Network Elements, Ancillary Functions, Combinations, Local Services, or other services provided to CLEC for the purpose of evaluating PACIFIC's compliance with the terms and conditions of this Agreement; and
                (b) CLEC shall have the audit rights specified in Attachments 17 and 18. CLEC employees may conduct audits pursuant to this
                Section 11.9, unless PACIFIC reasonably maintains that the books, records and other documents relating to CLEC are impossible or impractical to segregate from documents containing proprietary information of other parties, in which case, the audit shall be conducted by a mutually designated third Party auditor, with the expense shared equally by the Parties, provided, however, that (a) if the auditor finds that PACIFIC has complied with the Act or this Agreement, CLEC shall pay for the audit; and (b) if the auditor finds that PACIFIC has not complied with the Act or this Agreement, PACIFIC shall pay for the audit.

12.     SERVICE PERFORMANCE MEASURES AND RELATED REMEDIES

        12.1. Remedies. The remedies set forth in Attachment 17 shall apply when default has occurred as defined in this Agreement, and, where appropriate, default notice has been given. Payment of remedies shall be in the nature of liquidated damages to the non-defaulting Party, and shall be in lieu of all other damages related to the default, including without limitation liability imposed by tariff for the same default. Where more than one performance category is subject to the remedy, a remedy payment for each category will be made by the defaulting Party to the non-defaulting Party, except where remedies involve waiver of non-recurring charges, the charge will only be waived once per affected service order. Remedies for comparative measures will be paid only for those defaulting performance areas for the number of provisioning and maintenance items that would restore service levels to parity based on the measured performance for the same class of service, at the same time in the same geographic area.

        12.2. In order that both Parties may have the opportunity to evaluate the forecasting, operational processes and service levels provided under the Agreement, remedies will not be applied in the first six months from the Effective Date of the Agreement. Prior to the commencement of remedies, each Party will measure performance and, as mutually agreed, will change measurements, objectives and remedy limits when actual performance indicates that any of the measurements, objectives or remedy limits are ineffective or inappropriate for the service or Network Element being provided.

        12.3. The Parties may amend, modify, delete or add remedies by mutual agreement and modification of Attachment 17.

13.     UNCOLLECTIBLE OR UNBILLABLE REVENUES

        13.1. Uncollectible or unbillabel revenues resulting from, but not confined to, provisioning, maintenance, or signal network routing errors shall be the responsibility of the Party causing such error.

14.     CUSTOMER CREDIT HISTORY

        CLEC and PACIFIC agree to make available to the Centralized Credit Check System (CCCS) on a timely basis the following customer payment history components for each person or entity that applies for local or intraLATA toll Telecommunications Service(s) from either carrier, and for each unpaid closed account. Such information shall be provided on the condition that the CCCS will only make such information available to the carrier to which the person or entity in question has applied for telephone service when CCCS has unpaid closed account information for that applicant.

        Customer's full name, surname, given name, middle name or initial; Service address, when service was/is provided;
        Mailing address, where bills are sent;
        Current telephone number;
        Applicant's previous phone number; if any;
        Spouse's name, if applicable;

        Valid identifying number(s) for customer and/or spouse, e.g.
        Social Security Number, Driver's License, etc.;
        Specific Data regarding accounts that have left an unpaid debt with the utility; and
        Payments and adjustments on unpaid accounts to update current balance due information.

15.     FORCE MAJEURE

        15.1. Except as otherwise specifically provided in this Agreement, neither Party shall be liable for any delay or failure in performance of any part of this Agreement caused by a Force Majeure condition, including acts of the United States of America or any state, territory or political subdivision thereof, acts of God or a public enemy, fires, floods, disputes, freight embargoes, earthquakes, volcanic actions, wars, civil disturbances, or other causes beyond the reasonable control of the Party claiming excusable delay or other failure to perform. Provided, Force Majeure shall not include acts of any Governmental Authority relating to environmental, health or safety conditions at Work Locations. If any Force Majeure condition occurs, the Party whose performance fails or is delayed because of such Force Majeure condition shall give prompt notice to the other Party, and upon cessation of such Force Majeure condition, shall give like notice and commence performance hereunder as promptly as reasonably practicable.

        15.2. Notwithstanding subsection 15.1, preceding, no delay or other failure to perform shall be excused pursuant to this Section:
                (i) by the acts or omissions of a Party's subcontractors, material men, suppliers or other third persons providing products or services to such Party unless such acts or omissions are themselves the product of a Force Majeure condition, (ii) if the delay or failure relates to environmental, health or safety conditions at Work Locations and, (iii) unless such delay or failure and the consequences thereof are beyond the control and without the fault or negligence of the Party claiming excusable delay or other failure to perform.

16.     CERTAIN STATE AND LOCAL TAXES

        Any state or local excise, sales, or use taxes (excluding any taxes levied on income) resulting from the performance of this Agreement shall be borne by the Party upon which the obligation for payment is imposed under applicable law, even if the obligation to collect and remit such taxes is placed upon the other Party, provided, however, that the other Party has not acted in a manner that has materially impaired the ability of the liable Party to contest the tax or the amount of the tax (and interest and penalties, etc.) regardless of whether the impairment was foreseeable. If the other Party has materially impaired the ability of the liable Party to contest the tax or the amount of the tax, the Party causing the impairment shall be liable for the tax (interest and penalties, etc.) caused by the Party's impairment. Any such taxes shall be shown as separate items on applicable billing documents between the Parties. The Party so obligated to pay any such taxes may contest the same in good faith, at its own expense, and shall be entitled to the benefit of any refund or recovery, provided that such Party shall not permit any lien to exist on any asset of the other Party by reason of the contest. The Party obligated to collect and remit shall cooperate in any such contest by the other Party;

17.     ALTERNATIVE DISPUTE RESOLUTION

        All disputes, claims or disagreements (collectively "Disputes") arising under or related to this Agreement or the breach hereof, except those arising pursuant to Attachment 13, Connectivity Billing, shall be resolved according to the procedures set forth in Attachment 3. Disputes involving matters subject to the Connectivity Billing provisions contained in Attachment 13, shall be resolved in accordance with the Billing Disputes section of Attachment 13. In no event shall the Parties permit the pendency of a Dispute to disrupt service to any CLEC Customer contemplated by this Agreement. The foregoing notwithstanding, neither this Section 17 nor Attachment 3 shall be construed to prevent either Party from (a) invoking a remedy required or permitted by the Act or FCC regulations thereunder or (b) seeking and obtaining temporary equitable remedies, including temporary restraining orders. A request by a Party to a court or a regulatory authority for interim measures or equitable relief shall not be deemed a waiver of the obligation to comply with Attachment 3.

18.     NOTICES

        Any notices or other communications required or permitted to be given or delivered under this Agreement shall be in hard-copy writing (unless otherwise specifically provided herein) and shall be sufficiently given if delivered personally or delivered by prepaid overnight express service to the following (unless otherwise specifically required by this Agreement to be delivered to another representative or point of contact):

        If to CRL Network Services:

        Jim Couch
        President
        One Kearny Street, Suite 1450
        San Francisco, CA 94108

        and

        Contracts Administrator
        One Kearny Street, Suite 1450
        San Francisco, CA 94108

        If to PACIFIC:

        Director, Competitor Provider Accounts
        370 Third Street, Room 716
        San Francisco, CA 94107
        and

        James B. Young
        General Attorney & Assistant General Counsel
        Pacific Telesis Legal Group
        140 New Montgomery Street, Room 1811
        San Francisco, CA 94105
        Fax: (415) 974-5570

        Either Party may unilaterally change its designated representative and/or address for the receipt of notices by giving seven (7) days prior written notice to the other Party in compliance with this Section. Any notice or other communication shall be deemed given when received.

19.     CONFIDENTIALITY AND PROPRIETARY INFORMATION

        19.1. For the purposes of this Agreement, "Confidential Information" means confidential or proprietary technical or business Information given by the Discloser to the Recipient. All information which is disclosed by one Party to the other in connection with this Agreement shall automatically be deemed proprietary to the Discloser and subject to this Agreement, unless otherwise confirmed in writing by the Discloser. In addition, by way of example and not limitation, all orders for Network Elements Ancillary Functions, Combinations, Local Services or other services placed by CLEC pursuant to this Agreement, and information that would constitute Customer Proprietary Network Information of CLEC Customers pursuant to the Act and the rules and regulations of the FCC, and Recorded Usage Data as described in Attachment 14, whether disclosed by CLEC to PACIFIC or otherwise acquired by PACIFIC in the course of the performance of this Agreement, shall be deemed Confidential Information of CLEC for all purposes under this Agreement.

        19.2. For a period of five (5) years from the receipt of Confidential Information from the Discloser, except as otherwise specified in this Agreement, the Recipient agrees (a) to use it only for the purpose of performing under this Agreement; (b) to hold it in confidence and disclose it to no one other than its employees having a need to know for the purpose of performing under this Agreement; and (c) to safeguard it from unauthorized use or disclosure with at least the same degree of care with which the Recipient safeguards its own Confidential Information. If the Recipient wishes to disclose the Discloser's Confidential Information to a third party agent or consultant, such disclosure must be mutually agreed to in writing by the Parties to this Agreement, and the agent or consultant must have executed a written agreement of non-disclosure and non-use comparable in scope to the terms of this Section.

        19.3. The Recipient may make copies of Confidential Information only as reasonably necessary to perform its obligations under this Agreement. All such copies shall bear the same copyright and proprietary rights notices as are contained on the original.

        19.4. The Recipient agrees to return all Confidential Information in tangible form received from the Discloser, including any copies made by the Recipient, within thirty (30) days after a written request is delivered to the Recipient, or to destroy all such Confidential Information. except for Confidential Information that the Recipient reasonably requires to perform its obligations under this Agreement. If either Party loses or makes an unauthorized disclosure of the other Party's Confidential Information, it shall notify such other Party immediately and use reasonable efforts to retrieve the lost or wrongfully disclosed information.

        19.5.   The Recipient shall have no obligation to safeguard Confidential
                Information: (a) which was in the possession of the Recipient free of restriction prior to its receipt from the Discloser; (b) after it becomes publicly known or available through no breach of this Agreement by the Recipient; (c) after it is rightfully acquired by the Recipient free of restrictions on its disclosure; or (d) after it is independently developed by personnel of the Recipient to whom the Discloser's Confidential Information had not been previously disclosed. In addition, either Party shall have the right to disclose Confidential Information to any mediator, arbitrator, state or federal regulatory body, the Department of Justice or any court in the conduct of any mediation, arbitration or approval of this Agreement or in any proceedings concerning the provision of interLATA services by PACIFIC. Additionally, the Recipient may disclose Confidential Information if so required by law, a court, or governmental agency, so long as the Discloser has been notified of the requirement promptly after the Recipient becomes aware of the intended disclosure, and so long as the Recipient undertakes all lawful measures to avoid disclosing such information until Discloser has had reasonable time to seek a protective order that covers the Confidential Information to be disclosed.

        19.6. Each Party's obligations to safeguard Confidential Information disclosed prior to expiration or termination of this Agreement shall survive such expiration or termination.

        19.7. Except as otherwise expressly provided elsewhere in this Agreement, no license is hereby granted under any patent, trademark, or copyright, nor is any such license implied, solely by virtue of the disclosure of any Confidential Information.

        19.8. Each Party agrees that the Discloser would be irreparably injured by a breach of this Agreement by the Recipient or its representatives and that the Discloser shall be entitled to seek equitable relief, including injunctive relief and specific performance, in the event of any breach of the provisions of this Agreement. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Agreement, but shall be in addition to all other remedies available at law or in equity.

        19.9. Nothing in this Section 19 shall prevent PACIFIC from using Recorded Usage Data for the limited purpose of network planning and management.

20.     BRANDING

        20.1. Services offered by CLEC that incorporate Network Elements, Ancillary Functions or Combinations made available to CLEC pursuant to this Agreement, and Local Services that CLEC offers for resale shall be branded as stated in the Attachments to this Agreement. In no event shall PACIFIC personnel installing or repairing CLEC Local Service, Network Elements, or Combinations initiate a conversation with the end user customer to market PACIFIC products or services. PACIFIC personnel shall respond to any inquires from end users or consumers concerning PACIFIC's products or services by providing a telephone number to call for information.

21.     MISCELLANEOUS

        21.1. Delegation or Assignment - Neither Party shall assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other Party which will not be unreasonably withheld. Any prohibited assignment or delegations shall be null and void.

        21.2. Subcontracting - Neither Party shall subcontract the performance of any obligation under this Agreement without the prior written consent of the other Party, which shall not be unreasonably withheld. If any obligation is performed through a subcontractor, the original Party shall remain fully responsible for the performance of this Agreement in accordance with its terms, including any obligations it performs through subcontractors, and shall be solely responsible for payments due its subcontractors. No contract, subcontract or other agreement entered into by either Party with any third party in connection with the provision of Local Services or Network Elements hereunder shall provide for any indemnity, guarantee or assumption of liability by, or other obligation of, the other Party to this Agreement with respect to such arrangement, except as consented to in writing by the other Party. No subcontractor shall be deemed a third party beneficiary for any purposes under this Agreement.

        21.3. Nonexclusive Remedies - Except as otherwise expressly provided in this Agreement, each of the remedies provided under this Agreement is cumulative and is in addition to any remedies that may be available at law or in equity.

        21.4. No Third-Party Beneficiaries - Except as may be specifically set forth in this Agreement, this Agreement does not provide and shall not be construed to provide third parties with any remedy, claim, liability, reimbursement, cause of action, or other privilege.

        21.5. Referenced Documents - Whenever any provision of this Agreement refers to a technical reference, technical publication, CLEC practice, PACIFIC practice, any publication of telecommunications industry administrative or technical standards, or any other document specifically incorporated into this Agreement, it will be deemed to be a reference to the most recent version or edition (including any amendments, supplements, addenda, or successors) of such document that is in effect, and will include the most recent version or edition (including any amendments, supplements, addenda, or successors) of each document incorporated by reference in such a technical reference, technical publication, CLEC practice, PACIFIC practice, or publication of industry standards. Should there be an inconsistency between or among publications or standards, the Parties shall mutually agree which requirement shall apply.

        21.6. Governing Law - The validity of this Agreement, the construction and enforcement of its terms, and the interpretation of the rights and duties of the Parties shall be governed by the laws of the State of California other than as to conflicts of laws, except insofar as federal law may control any aspect of this Agreement, in which case federal law shall govern such aspect. The Parties submit to personal jurisdiction in San Francisco, California and waive any and all objections to California venue.

        21.7. Publicity and Advertising - Neither Party shall publish or use any advertising, sales promotions or other publicity materials that use the other Party's logo, trademarks or service marks without the prior written approval of the other Party.

        21.8. Amendments or Waivers - Except as otherwise provided in this Agreement, no amendment or waiver of any provision of this Agreement, and no consent to any default under this Agreement shall be effective unless the same is in writing and signed either by an officer of the Party against whom such amendment, waiver or consent is claimed or by the designated representative of such an officer. In addition, no course of dealing or failure of a Party strictly to enforce any term, right or condition of this Agreement shall be construed as a waiver of such term, right or condition. By entering into this Agreement neither Party waives any right granted to it pursuant to the Act.

        21.9. Severability - If any term, condition or provision of this Agreement is held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not invalidate the entire Agreement, unless such construction would be unreasonable. The Agreement shall be construed as if it did not contain the invalid or unenforceable provision or provisions, and the rights and obligations of each Party shall be construed and enforced accordingly; provided, however, that in the event such invalid or unenforceable provision or provisions are essential elements of this Agreement and substantially impair the rights or obligations of either Party, the Parties shall promptly negotiate a replacement provision or provisions.

        21.10. Entire Agreement - This Agreement, which shall include the Attachments, Appendices and other documents referenced herein, constitutes the entire Agreement between the Parties concerning the subject matter hereof and supersedes any prior agreements, representations, statements, negotiations, understandings, proposals or undertakings, oral or written, with respect to the subject matter expressly set forth herein.

        21.11. Definitions and Diagrams: The definitions contained in Attachment 1 are meant to accurately describe the meaning accorded the term as required by the Act and as used in this Agreement. In the event of any disagreement between a definition of the term in the Act, in Attachment 1 or any other part of this Agreement (including the Attachments), the definition in the Act shall supersede any definition in the Agreement or Attachments and any specific definition in an Attachment other than Attachment 1 shall supersede the definition in Attachment
                1. Throughout this Agreement and its Attachments, various diagrams are used. These diagrams are illustrative only, and, in the event of any disagreement between the diagram and the words of this Agreement, the words of this Agreement shall control.

        21.12. Survival of Obligations - Any liabilities or obligations of a Party for acts or omissions prior to the cancellation or termination of this Agreement, any obligation of a Party under the provisions regarding indemnification, Confidential Information, limitations on liability, and any other provisions of this Agreement which, by their terms, are contemplated to survive (or to be performed after) termination of this Agreement, shall survive cancellation or termination thereof.

        21.13. Executed in Counterparts - This Agreement may be executed in any number of counterparts, each of which shall be deemed an original; but such counterparts shall together constitute one and the same instrument.

        21.14. Headings of No Force or Effect - The headings of Articles and Sections of this Agreement are for convenience of reference only, and shall in no way define, modify or restrict the meaning or interpretation of the terms or provisions of this Agreement.

In witness whereof, the Parties have executed this Agreement through their authorized representatives.


        PACIFIC BELL                              CRL NETWORK SERVICES


Signature: /S/ Sandy Kinney                  Signature: /S/ James Couch
           ------------------------                     ------------------------

Printed Name: Sandy Kinney                   Printed Name: James Couch
              ---------------------                        ---------------------

Title: VP-GM Industry Markets                Title: President
       ----------------------------                 ----------------------------

Date: 9/22/98                                Date: 9/9/98
      -----------------------------                -----------------------------

                                                                    ATTACHMENT 1
                                                                          Page 1


                                  ATTACHMENT 1

                                   DEFINITIONS

                                                                    ATTACHMENT 1
                                                                          Page 2


1. "Access Tandem Switches" are switches used to connect End Offices to Interexchange Carrier switches. PACIFIC's Access Tandem Switches are also used to connect and switch traffic between and among Central Office Switches.

2. "Act" means the Communications Act of 1934, 47 U.S.C. 151 et seq., as amended by the Telecommunications Act of 1996, and as interpreted from time to time in the duly authorized rules and regulations of the FCC or the Commission.

3. "Advanced Intelligent Network (AIN) Trigger Capability" is a network functionality that permits specific conditions to be programmed into a switch which, when met, directs the switch to suspend call processing and to receive special instructions for further call handling instructions in order to enable carriers to offer advanced features and services.

4. "AMA" means the Automated Message Accounting structure inherent in switch technology that initially records telecommunication message information. AMA format is contained in the Automated Message Accounting document, published by Bellcore as GR-1100-CORE which defines the industry standard for message recording.

5. "Ancillary Functions" are services or facilities that PACIFIC offers to CLEC so that CLEC may obtain and use unbundled Network Elements or PACIFIC services to provide telecommunications services to CLEC's customers. Ancillary Functions include collocation and rights of way, and may include other services or facilities as mutually agreed to by the parties.

6. "Applicable Law" shall mean all laws, statutes, common law, regulations, ordinances, codes, rules, guidelines, orders, permits and approvals of any Governmental Authority, including without limitation those relating to the environment, health and safety, which apply or relate to Work Locations or the subject matter of this Agreement.

7. "CLEC Customer" means the relationship for a specific service with any business or residential customer to the extent such customer purchases CLEC services.

8. "Automatic Number Identification" or "ANI" means a Feature Group D signaling parameter that refers to the number transmitted through the network identifying the billing number of the calling party.

9. "Automatic Location Identification/(ALI)" means the feature of E911 that displays at the PSAP the address of the calling telephone number. This feature requires a data storage and retrieval system for translating telephone numbers to the associated address. ALI information may include Emergency Service Number (ESN), street address, room or floor, and names of the enforcement, fire and medical agencies with jurisdictional responsibility for the address. The Management System (E911) database is used to update the Automatic E911 Location Identification (ALI) databases.

                                                                    ATTACHMENT 1
                                                                          Page 3


10. "Automatic Route Selection (ARS)" is a service feature that provides for automatic selection of the most appropriate outbound route for each call based on criteria programmed into the system.

11. "Busy Line Verification" or "BLV" means a service in which an end user requests an operator to confirm the busy status of a line.

12. "Busy Line Verification and Interrupt" or "BLVI" means a service in which an end user requests an operator to confirm the busy status of a line and requests an interruption of the call.

13.        "CABS" means the Carrier Access Billing System.

14. "Calling Party Number (CPN)" means a Common Channel Signaling parameter which refers to the number transmitted through the network identifying the calling party.

15. "Central Office Switch" or "Central Office" means a switching entity within the public switched telecommunications network, including but not limited to End Office Switches and Tandem Switches. Central Office Switches may be employed as combination End Office/Tandem Switches.

16. "CLC Operations Handbook" means Sections 16.6 and 16.7 of the CLC Handbook, which address PACIFIC's Operations and Administration interfaces for local interconnection and SS7.

17. "Centralized Message Distribution System" ("CMDS") means the transport system that LECs use to exchange outcollect and CABS access messages among each other and other parties connected to CMDS.

18. "Charge Number" means a CCS signaling parameter that refers to the number transmitted through the network identifying the billing number of the calling party.

19. "Centrex" means a Telecommunications Service that uses central office switching equipment for call routing to handle direct dialing of calls, and to provide many private branch exchange-like features.

20. "CLASS (Custom Local Area Signaling Service) and Custom Features" means a grouping of optional enhancements to basic local exchange service that offers special call handling features to end users (e.g., call waiting, call forwarding and automatic redial).

21.        "Combination" shall have the meaning set forth in 47 C.F.R. Sec.
           51.315.

22.        "Commission" means the California Public Utilities Commission.

23. "Common Channel Signaling" or "CCS" means a method of digitally transmitting call set-up and network control data over a special network fully separate from the public

                                                                    ATTACHMENT 1
                                                                          Page 4


           switched network elements that carry the actual call. Signaling System 7 ("SS7") is the CCS network presently used by telecommunications carriers.

24. "Competitive Local Carrier (CLC) or Competitive Local Exchange Carrier (CLEC)" is a carrier who competes in the provision of local exchange telecommunications service as set forth in Opinion, Appendix C, Section 3(B), and is not an Incumbent LEC as defined by 47 U.S.C.,
           Section 251(h) of the Act.

25. "Conduit" means a tube or similar enclosure that may be used to house communication or communications-related power cables. Conduit may be underground or above ground (for example, inside buildings) and may contain one or more inner ducts. An inner duct means a separate tube or enclosure within a conduit.

26. "Confidential Information" has the meaning set forth in Section 18.1 of the General Terms and Conditions.

27. "Contract Year" means a twelve (12) month period during the term of the contract commencing on the Effective Date and each anniversary thereof.

28. "Control Office" means an exchange carrier center or office designated as its company 5 single point of contact for the provisioning and maintenance of its portion of interconnection arrangements

29. "Cross Connection" means an intra-wire center channel connecting separate pieces of telecommunications equipment

30. "Customer Usage Data" means the local Telecommunications Services usage data of an CLEC Customer, measured in minutes, sub-minute increments, message units, or otherwise, that is recorded by PACIFIC and forwarded to CLEC.

31. "Directory Number Call Forwarding (DNCF)" means an interim form of Service Provider Number Portability ("SPNP") which is provided through existing and available call routing and call forwarding capabilities. DNCF will forward calls dialed to an original telephone number to a new telephone number on a multi-path basis. DNCF is not limited to listed directory numbers.

                                                                    ATTACHMENT 1
                                                                          Page 5


32. "Discloser" means that party to this Agreement which has disclosed Confidential Information to the other party.

33. "DSX Panel" means a cross-connect bay or panel used for the termination of equipment and facilities operating at digital rates.

34.        "DS-0" means a digital signal rate of 64 Kilobits per second
           ("kbps").

35.        "DS-1" means a digital signal rate of 1.544 Megabits Per Second
           ("Mbps").

36.        "DS-3" means a digital signal rate of 44.736 Mbps.

37. "E911 Management System (MS)" A system of computer programs used by PACIFIC to create, store and update the data that provides Selective Routing (SM) and/or Automatic Location Identification (ALI).

38. "E911 Management System Gateway" is a processor that can relieve the host computer (management system) of performing certain tasks, such as message handling, code conversion, error control and application functions.

39. "E911 Service" is a method of routing 911 calls to a PSAP that uses customer location data in the ALI/DMS to determine the PSAP to which a call should be routed.

40. "Effective Date" is the date indicated in the Preface on which the Agreement shall become effective.

41. "EISCC" or "Expanded Interconnection Cross Connection" means the connection between the collocation point of termination ("POT') and the unbundled Network Element or interconnection point to a switched or dedicated service in PACIFIC's network.

42. "Electronic File Transfer" means any system or process that utilizes an electronic format and protocol to send or receive data files.

43. "End Office Switches" are switches from which end users' Exchange services are directly connected and offered.

44. "Environmental Hazard" means any substance the presence, use, transport, abandonment or disposal of which (i) requires investigation, remediation, compensation, fine or penalty under any Applicable Law (including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act, Superfund Amendment and Reauthorization Act, Resource Conservation Recovery Act, the Occupational Safety and


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           Health Act and provisions with similar purposes in applicable foreign, state and local jurisdictions) or (ii) poses risks to human health, safety or the environment (including, without limitation, indoor, outdoor or orbital space environments) and is regulated under any Applicable Law.

45. "Exchange Message Record" or "EMR" means the standard used for exchange of telecommunications message information among LECs for billable, non-billable, sample, settlement and study data. EMR format is contained in BR-010-200-010 CRIS Exchange Message Record, a Bellcore document which defines industry standards for exchange message records.

46.        "Exchange Service" is as defined in the Act.

47.        "FCC" means the Federal Communications Commission.

48. "First Interconnection Order" means the First Report and Order issued In the Matter of Implementation of the Local Competition provision in the Telecommunications Act of 1996 (CC Docket No. 96-98, FCC 96-325) (released August 8,1996).

49. "Governmental Authority" means any federal, state, local, foreign or international court, government, department, commission, board, bureau, agency, official, or other regulatory, administrative, legislative or judicial authority with jurisdiction.

50.        "Interconnection" is as described in the Act.

51. "Interexchange Carrier (IEC or IXC)" means a provider of interexchange telecommunications services.

52. "Interim Number Portability" or "INP" means the delivery of service provider Number Portability capabilities through the use of switch-based call routing as described in 47 C.F.R. Sec. 52.7.

53. "Integrated Services Digital Network" or "ISDN" means a digital switched network service. "Basic Rate ISDN" provides for channelized (23 bearer and 1 data) end-to-end digital connectivity for the transmission of voice or data on either or both bearer channels and packet data on the data channel. "Primary Rate ISDN" provides for 24 bearer and 1 data channels.

54. "LATA-Wide Terminating Interconnection" means an interconnection arrangement whereby one Party interconnects to a single designated tandem switch of the other Party to terminate local and intraLATA toll. The Party providing such termination will designate the tandem switch where such interconnection is to occur.

55. "Line Information Data Base(s) (LIDB)" means one or all, as the context may require, of the Line Information Databases owned individually by ILECs and other entities which provide, among other things, calling card validation functionality for telephone line



                                        6
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                                                                    ATTACHMENT 1
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           number cards issued by ILECs and other entities. A LIDB also contains validation data for collect and third number-billed calls, which include billed number screening.

56. "Line Side" refers to End Office switch connections that have been programmed to treat the circuit as a local line connected to a terminating station (e.g., an ordinary subscriber's telephone station set, a PBX, answering machine, facsimile machine or computer). Line Side connections offer only those transmission and signal features appropriate for a connection between an End Office and such terminating station.

57.        "Link" has the meaning set forth in Attachment 6, Section 3.

58. "Local Calls" are as defined by the Commission. Local Calls currently include all 0-12 mile calls based on the rate centers of the originating and terminating NPA-NXXs of the callers (these include ZUM Zone 1 and ZUM Zone 2 calls) and, where established in incumbent LEC tariffs, ZUM Zone 3 and Extended Area Service (EAS) calls.

59. "Local Exchange Routing Guide" or "LERG" means a Bellcore Reference Document used by LECs and IXCs to identify NPA-NXX routing and homing information as well as Network Element and equipment designations.

60. "Local Exchange Traffic" means traffic originated on the network of a LEC in a LATA and completed directly between that LEC's network and the network of another LEC in that same LATA, including intraLATA toll traffic and traffic originated to or terminated from LECs not party to this Agreement. Local Exchange Traffic does not include traffic that is routed to or terminated from the network of an IXC.

61. "Local Interconnection Trunks/Trunk Groups" are used for the termination of Local Exchange Traffic, using Bellcore Technical Reference GR-317-CORE ("GR-317").

62.        "Local Loop" shall have the meaning set forth in 47 C.F.R. Section
           51.319(a).

63. "Local Number Portability (LNP)" means the ability of users of telecommunications services to retain, at the same location, existing telecommunications numbers without impairment of quality, reliability, or convenience when switching from one telecommunications carrier to another.

64.        "Local Service" has the meaning set forth in Attachment 5, Section
           1.1.

65.        "Loop" has the meaning set forth in Attachment 6, Section 3.

66. "MECAB" means the Multiple Exchange Carrier Access Billing document prepared under the direction of the Billing Committee of the Ordering and Billing Forum "OB F", which functions under the auspices of the Carrier Liaison Committee of the Alliance for Telecommunications Industry Solutions (ATIS), Section 23.1 of Part 1. The MECAB document, published by Bellcore as Special Report SR-BDS-000983, contains the recommended guidelines for the billing of access and other connectivity services



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           provided by two or more LECs (including LECs and CLECs), or by one
           LEC or CLEC in two or more states within a single LATA.

67. "Meet Point Trunks/Trunk Groups" ("MPTGs") are used for the joint provision of Switched Access services, utilizing Bellcore Technical References GR-394-CORE ("GR-394") and GR-317 CORE ("GR-317"). MPTGs are those between a local End Office and an Access Tandem as described in FSD 20-24-0000 and 20-24-0300.

68. "MECOD" means the Multiple Exchange Carriers Ordering and Design Guidelines for Access Services - Industry Support Interface, a document developed by the Ordering/Provisioning Committee under the auspices of the OBF, which functions under the auspices of the Carrier Liaison Committee of the ATI S. The MECOD document, published by Bellcore as Special Report SR STS-002643, establishes methods for processing orders for access and other connectivity service which is to be provided by two or more local carriers (including a LEC and a CLC), or by one LEC or CLEC in two or more states within a single LATA.

69. "Mid-Span Meet" means an interconnection between two LECs whereby each provides its own cable and equipment up to the meet point of the cable facilities. The meet point is the demarcation establishing ownership of and responsibility for each LEC's portion of the transmission facility.

70. "911 Service" means a universal telephone number which gives the public direct access to the PSAP. Basic 911 service collects 911 calls from one or more local exchange switches that serve a geographic area. The calls are then sent to the authority designated to receive such calls.

71.        "Network Element" is as defined in the Act.

72. "North American Numbering Plan (NANP)" means the system of telephone numbering employed in the United States, Canada, and certain Caribbean countries.

73. "Numbering Plan Area (NPA)" is also sometimes referred to as an area code and the three digit indicator that is defined by the "A", "B" and "C" digits of each 10-digit telephone number within the NANP. Each NPA contains 800 possible NXX Codes. There are two general categories of NPA. "Geographic NPA" is associated with a defined geographic area, and all telephone numbers bearing such NPA are associated with services provided within that Geographic area. A "Non-Geographic NPA," also known as a "Service Access Code" ("SAC Code"), is typically associated with a specialized telecommunications service which may be provided across multiple geographic NPA areas; 500, Toll Free Service NPAs, 700, and 900 are examples of Non-Geographic NPAs.

74.        "Number Portability" is as defined in the Act.



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75.        "NXX", "NXX Code" or "Central Office Code" means the three digit switch entity indicator that is defined by the "D", "E" and "F" digits of a 10-digit telephone number within the NANP. Each NXX Code contains 10,000 station numbers.

76. "OBF" means the Ordering and Billing Forum (OBF), which functions under the auspices of the Carrier Liaison Committee (CLC) of the Alliance for Telecommunications Industry Solutions (ATIS).

77. "Originating Line Information (OLI)" is an SS7 Feature Group D signaling parameter which refers to the number transmitted through the network identifying the billing number of the calling party.

78.        "PACIFIC" means Pacific Bell.

79.        "Party" means either CLEC or PACIFIC. "Parties" means CLEC and
           PACIFIC.

80. "Percent Local Usage or "PLU" means a percentage amount that represents the ratio of the local minutes to the sum of local and intraLATA toll minutes sent between the Parties over Local Interconnection Trunks. Directory Assistance, BLV/BLVI, 900, 976, transiting calls from other LECs, WSP traffic and interLATA Switched Access calls are not included in the calculation of PLU.

81. "Permanent Number Portability (PNP)" means a long-term solution to provide LNP for all customers and all providers consistent with the Act and implementing regulations.

82.        "Physical Collocation" shall have the meaning set forth in 47 C.F.R.
           Section 51.5.

83. "Point of Interconnection" or "P0I" means a physical location at which the Parties' networks meet for the purpose of establishing interconnection. POIs include a number of different technologies and technical interfaces based on the Parties' mutual agreement.

84. "Pole Attachment" means the connection of a facility to a utility pole. Some examples of facilities are mechanical hardware, grounding and transmission cable, and equipment boxes.

85. "Port" means a termination point in the end office switch. For purposes of general illustration, a Port includes a line card and associated peripheral equipment on an End Office Switch which serves as the hardware termination for line or trunk side facilities connected to the End Office switch. Each line side Port is typically associated with one or more telephone numbers that serve as the customer's network address.

86. "Public Safety Answering Point (PSAP)" means the designated agency to which calls to E911/911 services are routed.

87. "Rate Center" identifies the specific geographic point and corresponding geographic area which are associated with one or more particular NPA-NXX codes which have been assigned to a LEC (or CLEC) for its provision of Exchange Services. The rate point is a



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           geographic location identified by specific V&H (vertical and horizontal coordinates), which are used to measure distance sensitive end user traffic to/from the particular NPA-NXX designations with the specific Rate Center.

88. "Rating Point" means the Vertical and Horizontal ("V&H") coordinates associated with a particular telephone number for rating purposes.

89. "Real Time" means the actual time in which an event takes place, with the reporting on or the recording of the event practically simultaneous with its occurrence.

90. "Recipient" means that party to this Agreement to which Confidential Information has been disclosed by the other party.

91.        "Recorded Usage Data" has the meaning set forth in Attachment 14.

92. "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching, or migration, including without limitation, the movement of Environmental Hazards through or in the air, soil, surface water or groundwater, or any action or omission that causes Environmental Hazards to spread or become more toxic or more expensive to investigate or remediate.

93. "Right of Way (ROW)" means the right to use the land or other property of a third party or governmental authority to place poles, conduits, cables, other structures and equipment, or to provide passage to access such structures and equipment. A ROW may run under, on, or above public or private property (including air space above public or private property) and may include the right to use discrete space in buildings, building complexes or other locations.

94. "Routing Point" means a location which a LEC has designated on its own network as the homing or routing point for traffic inbound to Exchange Service provided by the LEC which bears a certain NPA-NXX designation. The Routing Point is employed to calculate mileage measurements for the distance-sensitive transport element charges of Switched Access services. The Routing Point need not be the same as the Rating Point, nor must it be located within the Rate Center area, but must be in the same LATA as the NPA-NXX.

95. "Served Premises" means collectively, the CLEC designated locations to which CLEC orders Network Elements, Ancillary Functions or Combinations.

96. "Service Control Point" or "SCP" means a node in the CCS network to which information requests for service handling, such as routing, are directed and processed. The SCP is a real time database system that, based on a query from a Service Switching Point ("SSP"), performs subscriber or application-specific service logic and then sends instructions back to the SSP on how to continue call processing.



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97.        "Service provider local number portability" shall have the same meaning as Number Portability as defined in the Act and FCC regulations thereunder.

98. "Signal Transfer Point" or "STP" means equipment that performs a packet switching function that routes signaling messages among SSPs, SCPs, Signaling Points ("SPs"), and other STPs in order to set up calls and to query databases for advanced services.

99. "Special Construction" shall have the meaning set forth in PACIFIC's Schedule P.U.C. No. 175-T, Section 15.1(B) and (H) as of the Effective Date of this Agreement and shall not be subject to change except upon mutual agreement of the Parties (even if the underlying tariff changes), provided that CLEC will be treated no less favorably than PACIFIC treats its own end-user customers.

100. "Switched Access" service means an offering of access to services or facilities for the purpose of the origination or termination of traffic from or to Exchange Service customers in a given area pursuant to a Switched Access tariff Switched Access services includes: Feature Group A ("FGA)", Feature Group B ("FGB"), Feature Group C ("FGC"), Feature Group D ("FGD"), Toll Free Service, 700 and 900 access. Switched Access service does not include traffic exchanged between LECs for purpose of local exchange interconnection.

101. "Switched Access Meet Point Billing" means a billing arrangement used when two or more LECs jointly provide a Switched Access service over Meet Point Trunks, with each LEC receiving an appropriate share of the revenues. The access services will be billed using Switched Access rate structures, and the LECs will decide whether a single bill or multiple bill will be sent. If the LECs cannot agree, multiple bills will be sent.

102. "Tandem Switches" are switches that are used to connect and switch trunk circuits between and among Central Office Switches.

103. "Toll Traffic" means IntraLATA traffic falling outside of the normal free calling area as defined by the Commission.

104. "Toll Free Service" means service provided with any dialing sequence that invokes toll-free, i.e., 800-like, service processing. Toll Free Service includes calls to the Toll Free Service 800/888 NPA SAC codes.

105. "Transit Rate" is the rate that applies to local and toll calls sent between a LEC and a CLC destined for a third-party LEC or CLC.

106. "Trunk-Side" refers to a Central Office switch connection that is capable of, and has been programmed to treat the circuit as connecting to another switching entity, for example, another Central Office switch. Trunk-Side connections offer those transmission and signaling features appropriate for the connection of switching entities and cannot be used for the direct connection of ordinary telephone station sets.



                                       11
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                                                                    ATTACHMENT 1
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107.       "Unbundled Services Cross Connector" "USCC" is a connection between an unbundled link, which terminates at the distribution frame, and the cross connect system, for the purpose of combining an unbundled link and PACIFIC unbundled transport when multiplexing is required.

108. "Virtual Collocation" shall have the meaning set forth in 47 C.F.R. Sec. 51.5.

109. "Voluntary Federal Customer Financial Assistance Programs" are Telecommunications Services provided to low-income subscribers, pursuant to requirements established by the appropriate state regulatory body.

110. "Waste" means all hazardous and non-hazardous substances and materials which are intended to be discarded, scrapped, or recycled, associated with activities CLEC or PACIFIC or their respective contractors or agents perform at Work Locations. It shall be presumed that all substances or materials associated with such activities, that are not in use or incorporated into structures (including without limitation damaged components or tools, leftovers, containers, garbage, scrap, residues or by products), except for substances and materials that CLEC, PACIFIC or their respective contractors or agents intend to use in their original form in connection with similar activities, are Waste. "Waste" shall not include substances, materials or components incorporated into structures (such as cable routes) even after such components or structure are no longer in current use.

111. "Wire Center" denotes a building or space within a building which serves as an aggregation point on a given carrier's network, where transmission facilities and circuits are connected or switched. PACIFIC Bell's Wire Center can also denote a building in which one or more Central Offices, used for the provision of Exchange Services and access services, are located. However, for purposes of collocation, Wire Center shall mean those points eligible for such connections as specified in FCC Docket No.91-141, and rules adopted pursuant thereto, as modified by subsequent FCC decisions.

112. "Wireless Service Provider or "WSP" means a provider of Commercial Mobile Radio Services ("CMRS") e.g., cellular service provider, Personal Communications Services provider, or paging service provider.

113. "Work Locations" means any real estate that CLEC or PACIFIC, as appropriate, owns, leases or licenses or in which it holds easements or other rights to use, or does use, in connection with this Agreement.

                                  ATTACHMENT 2

                                    ACRONYMS

ATTACHMENT 2

                                    ACRONYMS


       ACRONYM          DEFINITION

       ACRONYM          DEFINITION
         AAA            American Arbitration Association
         AIN            Advanced Intelligent Network
         ALI            Automatic Location Identification/
         AMA            Automated Message Accounting
         AMI            Alternate Mark Inversion
         ANSI           American National Standards Institute
         ARPM           Average Revenue Per Message
        APTOS           Automated Pricing, Terminals, Options and Services
         ATIS           Alliance for Telecommunications Industry Solutions
         ATM            Asynchronous Transfer Mode
         B8ZS           Bipolar 8 Zero Substitution
         BICI           Broadband Inter-Carrier Interface
         BITS           Building Integrated Timing Supply
       BLV/BLVI         Busy Line Verification/Interrupt
         BOSS           Billing & Ordering Support System
         BRCS           Business and Residential Customer Service
          C             Network Element Combination
        C-DTTA          Combination of Dedicated Transport & Tandem
        C-LPLS          Combination of Loop & Local Switching
          C-            Combination Local Service, Common Transport Signaling, Databases and/or
      LSCTSSDBTS        Tandem Switching
         CABS           Carrier Access Billing System
       CAMA ANI         Centralized Automatic Message Accounting - Automatic Number
                        Identification
         CAP            Competitive Access Provider
        CCITT           Consultative Committee on International Telegraph & Telephone
         CCS            Common Channel Signaling
        CCSNIS          Common Channel Signaling Network Interface Specification
        CESAR           Customer's Enhanced System for Access Requests
         CIC            Carrier Identification Code
        CLASS           Custom Local Area Signaling Service
       CLC/CLEC         Competitive Local Exchange Carrier
         CLEO           Cleopatra (subsystem of CESAR)
         CLFI           Common Language Facility Interface
         CLLI           Common Language Location Identifier
         CMDS           Centralized Message Distribution Systems
         CMIP           Coded Mark Inversion Protocol
          CO            Central Office
         CPE            Customer Premises Equipment

ATTACHMENT 2

         CPN            Calling Party Number
         CRDD           Customer Requested Due Dates
          CT            Common Transport
          CY            Current Year
          D4            Digital Channel Bank Type 4
          DA            Directory Assistance
         DACS           Digital Access Crossconnect Systems
          DB            Database
          DB            Service Central Points/Databases
         DCC            Data Communications Channel
         DCS            Digital Cross-Connect System
          DF            Distribution Frame
         DID            Direct Inward Dialing
         DLC            Digital Loop Carrier
         DLCI           Data Link Connection Identifier
        DMOQs           Direct Measures Of Quality
          DN            Directory Numbers
        DN-RI           Directory Number - Route Index
         DS-1           Digital Signal Level One
         DS-3           Digital Signal Level Three
         DS0            Digital Signal Level Zero
         DSN            Data Set Name
         DSX            Digital Cross Connect
          DT            Dedicated Transport
         DTMF           Dual-Tone Multi Frequency
          E             Network Element
         E&M            Ear & Mouth Signaling
         E-LP           Element Loop
         EAMF           Equal Access Multi-Frequency
        EBCDIC          Extended Binary-Coded Decimal Interexchange Code
         EBI            Electronic Bonding Interface
         EFT            Electronic Fund Transfer
          EI            Electronic Interface
         EICC           Expanded Interconnection Cross Connect
         EMR            Exchange Message Record
          EO            End Office
         ESF            Extended Super Frame
         ESL            Essential Service Line
         ESN            Emergency Service Number
         ETTR           Estimated Time To Repair
         FCC            Federal Communications Commission
         FDI            Feeder Distribution Interface

ATTACHMENT 2


          FN            Fiber Node
         FOC            Firm Order Confirmation
         FRF            Frame Relay Forum
         FUNI           Framebased User To Network Interface
         GTT            Global Title Translation
         HDT            Host Digital Terminal
         HFC            Hybrid Fiber Coax
       HFC-HDT          Hybrid Fiber Coax - Host Digital Terminal
          ID            Remote Identifiers
         IEC            Interexchange Carrier
         IECs           Interexchange Carriers
         IEEE           Institute Of Electrical And Electronic Engineers
         IISP           Interim Interswitch Signaling Protocol
         ILEC           Incumbent Local Exchange Carrier
          IN            Intelligent Network
         INA            Integrated Network Access
         INP            Interim Number Portability
         ISC            Interconnection Services Center
         ISDN           Integrated Services Digital Network
        ISDNUP          Integrated Services Digital Network User Part
         ISNI           Intermediate Signal Network Identifier
         ISO            International Standardization Organization
         ISUP           Integrated Services Userpart
         ITU            International Telecommunications Union
         IVMS           Interswitch Voice Messaging Service
         LARG           LIDB Access Routing Guide
         LASS           Local Area Signaling Services
         LATA           Local Access Transport Area
          LC            Loop Concentrator/Multiplexor
         LCC            Line Class Code
          LD            Loop Distribution
         LEC            Local Exchange Carrier
        LEC DA          LEC Directory Assistance
       LEC SCE          LEC Service Creation Environment
       LEC SCP          LEC Service Control Point
       LEC SMS          LEC Service Management System
       LEC SSP          LEC Service Switching Point
         LERG           Local Exchange Carrier Routing Guide
          LF            Loop Feeder
        LFACS           Loop Facilities Assignment and Control System
         LGX            Lightguide Cross-Connect
         LIDB           Line Information Data Base

ATTACHMENT 2


       LIDB/AS          Line Information Data Base Administrative System
      LI-OFFICE         Local Interconnection Office
         LMI            Local Management Interface
         LNP            Local Number Portability
          LP            Loop
        LRECL           Logical Record Length
         LRN            Local Routing Number
          LS            Local Switching
         LSNE           Local Switching Network Element
         LSO            Local Serving Office
        LSSGR           LATA Switching Systems Generic Requirements
         MDF            Main Distribution Frame
         MDU            Multiple Dwelling Unit
       MDU/BCL          Multiple Dwelling Unit/Business Customer Location
        MECAB           Multiple Exchange Carrier Billing
        MECOD           Multiple Exchange Carriers Ordering And Design
          MF            Multi-Frequency
         MIB            Management Information Base
         MLT            Mechanized Loop Tests
         MOP            Methods Of Procedure
         MOS            Modified Operator Services
         MOU            Minutes Of Use
          MR            Modification Request
         MRVT           MTP Routing Verification Test
         MSAG           Master Street & Address Guide
         MTP            Message Transfer Port
         NANP           North American Numbering Plan
         NDM            Network Data Mover
         NEBS           Network Equipment Building System
          NI            Network Interface Device
         NID            Network Interface Device
         NIU            Network Interface Unit
         NMS            Network Management System
         NNI            Network To Network Interface
         NPA            Numbering Plan Area
         NVT            Network Validation Test
          OA            Operator Assistance
         OAM            Operation And Maintenance
        OAM&P           Operations Administration Maintenance & Provisioning
         OBF            Ordering & Billing Forum
          OC            Optical Carrier
         OC3            Optical Carrier Level 3

ATTACHMENT 2


         ODS            Optical Distribution
         OLI            Originating Line Indicator
         OMAP           Operations, Maintenance & Administration Part
         ORT            Operational Readiness Test
          OS            Operator Services
         OSS            Operations Support Systems
        OSSGR           Operator Services Systems Generic Requirements
         PBSM           Pacific Bell Service Manager
         PBX            Private Branch Exchange
         PDH            Plesiochronous Digital Hierarchy
         PEC            Primary Exchange Carrier
         PIC            Primary Interexchange Carrier
         PLU            Percent Local Usage
         PNP            Permanent Number Portability
         POI            Point Of Interface
         POI            Points Of Interconnection
         POT            Point Of Termination
         POTS           Plain Old Telephone Service
        PREMIS          Premise Information System
         PRI            Primary Rate Interface
         PSAP           Public Safety Answering Point
         PUC            Public Utilities Commission
         RAO            Regional Accounting Office
         RCF            Remote Call Forwarding
        RECFM           Record Format
          RI            Route Index
        RI-PH           Route Index - Portability Hub
         ROW            Right Of Way
         RPC            Regional Processing Center
         RSM            Remote Switch Module
          RT            Remote Terminal
         SAC            Service Area Code
         SAG            Street Address Guide
         SCCP           Signaling Connection Control Point
         SCE            Service Creation Environmental
         SCP            Service Control Points
         SDH            Synchronous Digital Hierarchy
        SECAB           Small Exchange Carrier Access Billing
          SL            Signaling Link Transport
        SMDI-E          Standard Message Desk Interface - Enhanced
         SMS            Service Management System
         SNI            Simple Network Interface

ATTACHMENT 2

         SNMP           Simple Network Management Protocol
        SONET           Synchronous Optical Network
         SORD           Service Order Retrieval And Distribution
         SPOC           Single Point Of Contact
         SPOI           Signaling Point Of Interconnection
         SRVT           SCP Routing Verification Test
          SS            SS7 Message Transfer & Connection Control
         SS7            Signaling System 7
         SSP            Switching Services Port
         STP            Signaling Transfer Point
         STS            Synchronous Transport Signal
        STS-1           Synchronous Transport Signal Level 1
         STSn           Synchronous Transport Signal Level N
       SWF-DSI          Switched Functional DS1 Service Capability
         T1.5           T Carrier Transport @ 1.544 mb
          T3            T Carrier Transport @ 45 mb
         T&M            Time & Material
         TCAP           Transaction Capabilities Application Port
         TDEV           Time Deviation
         TDI            Tie Down Information
       TIA/EIA          Telecommunications Industries Association/Electronic Industries
                        Association
          TR            Technical Requirements
          TS            Tandem Switching
         TSG            Trunk Sub-Group
         TSGR           Transport System Generic Requirements
        TSLRIC          Total Service Long Run Incremental Cost
         TSP            Telecommunications Services Priority
         UNI            User to Network Interface
         USCC           Unbundled Service Cross Connect
          VB            Variable Block
         VCI            Virtual Channel Identifier
          VF            Voice Frequency
         V&H            Vertical & Horizontal
         WDM            Wavelength Division Multiplexing
         WSP            Wireless Service Provider
         WTN            Working Telephone Number

ATTACHMENT 3



                                  ATTACHMENT 3

                         ALTERNATIVE DISPUTE RESOLUTION

                         ATTACHMENT 3: TABLE OF CONTENTS



ALTERNATIVE DISPUTE RESOLUTION

1       Purpose.................................................................1

2.      Exclusive Remedy........................................................1

3.      Informal Resolution of Disputes.........................................2

4.      Initiation of an Arbitration............................................2

5.      Governing Rules for Arbitration.........................................2

6.      Appointment and Removal of Arbitrator...................................3

7.      Duties and Powers of the Arbitrator.....................................3

8.      Discovery...............................................................4

9.      Privileges..............................................................4

10.     Location of Hearing.....................................................4

11.     Decision................................................................4

12.     Fees....................................................................4

13.     Confidentiality.........................................................5

14.     Service of Process......................................................5

                                                                    ATTACHMENT 3
                                                                          Page 1



                         ALTERNATIVE DISPUTE RESOLUTION

1.      PURPOSE

        This Attachment 3 is intended to provide for the expeditious, economical, and equitable resolution of disputes between PACIFIC and CLEC arising under this Agreement.

2.      EXCLUSIVE REMEDY

2.1 Except for disputes or matters (i) for which the total value of the amount in controversy exceeds Twenty Five Million Dollars ($25,000,000),
        (ii) for which this Agreement or the Telecommunications Act of 1996 specifies a particular remedy or procedure, (iii) for which a Party seeks injunctive relief and/or specific performance in any Court of competent jurisdiction, or (iv) which are covered by the Billing Disputes provisions contained in Attachment 13 (Connectivity Billing and Recording), informal resolution and arbitration under the procedures provided herein shall be the exclusive remedy for all disputes between PACIFIC and CLEC arising out of this Agreement or its breach. PACIFIC and CLEC agree not to resort to any court, agency, or private group with respect to such disputes except in accordance with this Attachment.

2.1.1 If, for any reason, certain claims or disputes are deemed to be nonarbitrable, the non-arbitrability of those claims or disputes shall in no way affect the arbitrability of any other claims or disputes.

2.1.2 If, for any reason, the FCC or any other federal or state regulatory agency exercises jurisdiction over and decides any dispute related to this Agreement, or to the Act, or to any tariff and, as a result, a claim is adjudicated in both an agency proceeding and an arbitration proceeding under this Attachment 3, the following provisions shall apply:

2.1.2.1 To the extent required by law, the agency ruling shall be binding upon the parties and shall take precedence over any contrary ruling of the arbitrator for those matters within the jurisdiction and authority of such agency.

2.1.2.2 The arbitration ruling rendered pursuant to this Attachment 3 shall be binding upon the parties for purposes of establishing their respective contractual rights and obligations under this Agreement.

3.      INFORMAL RESOLUTION OF DISPUTES

3.1 Prior to initiating an arbitration pursuant to the American Arbitration Association ("AAA") rules, as described below, the parties to this Agreement shall submit any dispute between PACIFIC and CLEC for resolution to an Inter-Company Review Board consisting of one representative from CLEC at the Director-or-above level and one representative from PACIFIC at the Vice-President-or-above level (or at such lower level as each Party may designate).

                                                                    ATTACHMENT 3
                                                                          Page 2



3.2 The Parties may enter into a settlement of any dispute at any time The Settlement Agreement shall be in writing, and shall identify how the Arbitrator's fee for the particular proceeding, if any, will be apportioned.

3.3 At no time, for any purposes, may a Party introduce into evidence or inform the Arbitrator of any statement or other action of a Party in connection with negotiations between the Parties pursuant to the Informal Resolution of Disputes provision of this Attachment 3.

4.      INITIATION OF AN ARBITRATION

        If the Inter-Company Review Board is unable to resolve the dispute within 30 days (or such longer period as agreed to in writing by the Parties) of such submission, and the Parties have not otherwise entered into a settlement of their dispute, either Party may initiate an arbitration in accordance with the AAA rules.

5.      GOVERNING RULES FOR ARBITRATION

        The rules set forth below and the rules of the AAA shall govern all arbitration proceedings initiated pursuant to this Attachment; however, such arbitration proceedings shall not be conducted under the auspices of the AAA unless the Parties mutually agree. Where any of the rules set forth herein conflict with the rules of the AAA, the rules set forth in this Attachment shall prevail.

6.      APPOINTMENT AND REMOVAL OF ARBITRATOR

6.1 A sole Arbitrator (the "Arbitrator") will preside over each dispute submitted for arbitration under this Agreement.

6.2 The Parties shall appoint each Arbitrator. Each Arbitrator will serve until a decision is rendered. Each appointment will be made by mutual agreement in writing within thirty (30) days after the Parties have initiated an arbitration proceeding (or such longer period as the Parties may mutually agree to in writing).

6.3 In the event that an Arbitrator resigns or becomes unable to discharge his or her duties, the Parties shall, by mutual written Agreement, appoint a replacement Arbitrator within thirty (30) days after such resignation, removal, or inability, unless a different time period is mutually agreed upon in writing by the Parties. Any matters pending before the Arbitrator at the time he or she resigns, is removed, or becomes unable to discharge his or her duties, will be assigned to the replacement Arbitrator as soon as the replacement Arbitrator is appointed.

6.4 In the event that the Parties do not appoint an Arbitrator within the time limit set forth in Section 6.2 of this Attachment 3, or a replacement Arbitrator within the time limit set forth in Section 6.3 of this Attachment 3, either Party may apply to AAA for appointment of such Arbitrator. Prior to filing an application with the AAA, the Party filing such

                                                                    ATTACHMENT 3
                                                                          Page 3



        application shall provide ten (10) days prior written notice to the other Party to this Agreement.

7.      DUTIES AND POWERS OF THE ARBITRATOR

7.1 The Arbitrator shall receive complaints, and other permitted pleadings, oversee any discovery which is permitted, administer oaths and subpoena witnesses pursuant to the United States Arbitration Act, hold hearings, issue decisions, and maintain a record of proceedings. The Arbitrator shall have the power to award any remedy or relief that a court with jurisdiction over this Agreement could order or grant, including, without limitation, the awarding of damages, pre-judgement interest, or imposition of sanctions for abuse or frustration of the arbitration process, except that the Arbitrator may not award injunctive relief, punitive damages or any remedy rendered unavailable to the Parties pursuant to Section 10.3 of this Agreement.

7.2 The Arbitrator shall not have the authority to limit, expand, or otherwise modify the terms of this Agreement.

8.      DISCOVERY

        There shall be no discovery except for the exchange of documents deemed necessary by the Arbitrator to an understanding and determination of the dispute. PACIFIC and CLEC shall attempt, in good faith, to agree on a plan for document discovery. Should they fail to agree, either PACIFIC or CLEC may request a joint meeting or conference call with the Arbitrator. The Arbitrator shall resolve any disputes between PACIFIC and CLEC, and such resolution with respect to the need, scope, manner, and timing of discovery shall be final and binding.

9.      PRIVILEGES

        Although conformity to certain legal rules of evidence may not be necessary in connection with arbitrations initiated pursuant to this Attachment, the Arbitrator shall, in all cases, apply the attorney-client privilege and the work product immunity doctrine.

10.     LOCATION OF HEARING

        Unless both Parties agree otherwise, any hearings shall take place in San Francisco, California.

11.     DECISION

        The Arbitrator's decision and award shall be final and binding, and shall be in writing unless the Parties mutually agree in writing to waive the requirement of a written opinion. Judgment upon the award rendered by the Arbitrator may be entered in any court having jurisdiction thereof. Either Party may apply to the United States District Court for the district in which the hearing occurred for an order enforcing the decision.

                                                                    ATTACHMENT 3
                                                                          Page 4



12      FEES

12.1 The Arbitrator shall, in his or her discretion, apportion the Arbitrator's fees and expenses to reflect the relative success of each Party. In accordance with Section 3.2. of this Attachment 3, in the event that the Parties settle a dispute before the Arbitrator reaches a decision with respect to that dispute, the Settlement Agreement must specify how the Arbitrator's fees for the particular proceeding will be apportioned.

12.2 In an action to enforce or confirm a decision of the Arbitrator, the prevailing Party shall be entitled to its reasonable attorneys' fees, costs, and expenses necessarily incurred in the enforcement proceedings without regard to the local rules of the district in which the suit is brought.

13.     CONFIDENTIALITY

13.1 PACIFIC, CLEC, and the Arbitrator will treat the arbitration proceeding, including the hearings and conferences, discovery, or other related events, as confidential, except as necessary in connection with a judicial challenge to, or enforcement of, an award, or unless otherwise required by an order or lawful process of a court or governmental body.

13.2 In order to maintain the privacy of all arbitration conferences and hearings, the Arbitrator shall have the power to require the exclusion of any person, other than a Party, counsel thereto, or other essential persons.

13.3 To the extent that any information or materials disclosed in the course of an arbitration proceeding contains proprietary or confidential information (Confidentiality Information) of either Party, it shall be safeguarded in accordance with Section 19 of the Agreement. However, nothing in Section 19 of the Agreement shall be construed to prevent either Party from disclosing the other Party's Confidential Information to the Arbitrator in connection with or in anticipation of an arbitration proceeding. In addition, the Arbitrator may issue orders to protect the confidentiality of proprietary information, trade secrets, or other sensitive information.

14.     SERVICE OF PROCESS

        Service may be made by submitting one copy of all pleadings and attachments and any other documents requiring service to each Party and one copy to the Arbitrator. Service shall be deemed made (i) upon receipt if delivered by hand; (ii) the next business day if sent by overnight courier service; or (iii) upon confirmed receipt if transmitted by facsimile. If service is by facsimile, a copy shall be sent the same day by hand delivery or overnight courier service.

14.1 Service by CLEC to PACIFIC and by PACIFIC to CLEC at the address designated for delivery of notices in this Agreement shall be deemed to be service to PACIFIC or CLEC, respectfully.

                                  ATTACHMENT 4

                         DIRECTORY LISTING REQUIREMENTS

                                                                    Attachment 4
                                                                          Page 1



                                  ATTACHMENT 4

                         DIRECTORY LISTING REQUIREMENTS



1.      GENERAL

        PACIFIC shall make available to CLEC, for CLEC Customers, nondiscriminatory access to its telephone number and address directory listings ("Directory Listings"), under the following terms and conditions:

2.      WHITE AND YELLOW PAGE LISTINGS

        PACIFIC publishes and distributes white pages directories through its wholly owned subsidiary PBD, as its agent for the white pages. PBD also publishes and distributes yellow pages directories. With respect to those directories, upon receipt of the necessary customer information from CLEC, PACIFIC will include, at no charge, a standard, basic listing
        (i) of CLEC's residence customers in the appropriate white pages directory and, (ii) of CLEC's business customers in the appropriate white pages and yellow pages directories. Additionally, CLEC's customers each will have delivered to them at no charge one copy of appropriate white and yellow pages directories. Where an CLEC Customer has two numbers for a line due to the implementation of interim Local Number Portability; the second number shall be considered part of the one White Pages basic listing. PACIFIC shall permit CLEC Customers the option of not having a published White Pages listing; this option will be provided at the same price PACIFIC charges its end user customers for the same option. PACIFIC shall include in its master subscriber list database all Subscriber Listing Information for CLEC Customers; PACIFIC's use of CLEC Subscriber Listing information is subject to Section 6 of this Attachment 4.

3.      DIRECTORIES

3.1 Upon receipt of the necessary customer information from CLEC, PACIFIC shall deliver Directory Listings in book form ("Telephone Directories") to each of CLEC's exchange service Customers with or without charge on the same basis that it delivers Telephone Directories to its own customers with or without charge. There is no limit on the total number of directories that may be delivered by PACIFIC. Timing of such delivery and the determination of which Telephone Directories shall be delivered (whether by customer address, NPNNXX or other criteria), and the number of Telephone Directories to be provided per customer, shall be provided under the same terms that PACIFIC delivers Telephone Directories to its own local service customers.

3.2 PACIFIC shall make available recycling services for Telephone Directories to CLEC Customers under the same terms and conditions that PACIFIC makes such services available to its own local service customers.

                                                                    Attachment 4
                                                                     Page 2 of 3



4.      DIRECTORY LISTING CRITERIA

        The general terms relating to white and yellow page listings and non-published listings are set forth in PACIFIC's Schedule Cal.P.U.C. No. 175T, Sec. 93. Information relating to paid advertising, publication schedules and coverage of specific directories may be obtained by CLEC from PBD. PACIFIC's listing handbook will be available in the CLC Handbook. PACIFIC will update the CLC Handbook as product offerings or product process changes are made. The changes will be available automatically to CLEC through LI-OFFICE. Until such time as PACIFIC's Listings Handbook is available through LI-OFFICE, PACIFIC shall provide an updated paper copy of the CLC Listings Handbook on a quarterly basis starting not later than ten (10) days after the Effective Date of this Agreement. This Listing Handbook update will include all changes to the directory listing criteria.

5.      CUSTOMER INFORMATION LISTING

        In areas where CLEC provides (or plans to provide service within the next 12 months) exchange service, PACIFIC shall include, in the Customer Guide section of each Telephone Directory, not less than one full page of information about CLEC services, including addresses and telephone numbers for CLEC Customer service. A maximum of two pages will be provided without charge to CLEC. Pages in excess of two will be charged by PACIFIC in accordance with the nondiscriminatory rates contained in PACIFIC's Schedule Cal P.U.C. tariff No. 175-T, Sec.9.2 ("Customer Guide Service Tariff"). The form and content of such customer information section shall be determined by CLEC and shall be provided by CLEC to PACIFIC. However neither Party's content can contain puffery or rate comparisons with other companies. At CLEC's option, the form and content of this customer information may vary per community directory.

6.      SALE OF CLEC SUBSCRIBER LISTING INFORMATION

        PACIFIC will include Subscriber List Information of published CLEC local exchange customers in PACIFIC's Telephone Directory Reproductions Rights Service, unless instructed in writing by CLEC not to release Subscriber List Information to independent directory publications. PACIFIC will include the Subscriber List Information of CLEC local exchange customers in PACIFIC's voice and electronic
        Directory Assistance Services.

        Section 2 notwithstanding and subject to the following conditions, CLEC may direct PACIFIC not to release CLEC's Customers' Subscriber List Information to independent directory publications if the Parties first agree:

                1) on the timing and method for CLEC to specify which CLEC Customer Subscriber List Information is not to be included in sales to independent directory publications; and,

                2) on the appropriate charge for listing such CLEC Customers in PACIFIC's directories

        If the Parties can not agree on the timing, method or price the Parties shall use the Alternative Dispute Resolution Process set forth in Attachment 3.

                                  ATTACHMENT 5

                              LOCAL SERVICES RESALE

Attachment 5
2


                              LOCAL SERVICES RESALE

1.      TELECOMMUNICATIONS SERVICES PROVIDED FOR RESALE

        1.1 This Attachment describes services which PACIFIC shall make available to CLEC for resale pursuant to this Agreement. This list of services is neither all inclusive nor exclusive. All Telecommunications Services or offerings of PACIFIC which are to be offered for resale at wholesale rates pursuant to the Act, regulations thereunder, and relevant Commission decisions, are subject to the terms herein, even though they are not specifically enumerated or described. PACIFIC shall also provide Support Functions and Service Functions, as set forth in Sections 4 and 5 of this Attachment 5. The Telecommunications Services, Service Functions and Support Functions provided by PACIFIC pursuant to this Agreement for resale to CLEC are collectively referred to as "Local Service."

        1.2 The rights, obligations and duties set forth in this Attachment are subject to the Act, regulations thereunder and relevant Commission decisions.

2.      GENERAL TERMS AND CONDITIONS FOR RESALE

        2.1    PRICING

               The prices charged to CLEC for Local Service are set forth in Attachment 8 of this Agreement. All Telecommunications Services, including without limitation, promotions of more than 90 days duration, shall be available to CLEC at wholesale rates as specified in Attachment 8, and shall be no less favorable than the wholesale rates made available by PACIFIC to similarly situated CLCs; provided, however, pursuant to section 252 of the Act, implementing regulations and any court decisions applicable thereto, PACIFIC shall make available to CLEC, without unreasonable delay, any Local Service contained in any agreement to which PACIFIC is a party that has been filed and approved by the Commission. CLEC shall be subject to the same term commitments, volume commitments, and prohibitions against end user aggregation to satisfy volume discounts as apply to PACIFIC's retail customers and the resale discount set forth in Attachment 8 shall be applied to CLEC on a customer-by-customer basis. In no event shall CLEC be required to agree to volume or term commitments (other than those which may be applicable to PACIFIC's end user customers) as a condition for obtaining Local Service at wholesale rates.

        2.2    RESALE RESTRICTIONS

                      To the extent consistent with applicable rules and
               regulations of the FCC and the Commission, including, without limitation, Decision 96-03-020 of the Commission, CLEC may resell Local Services to provide Telecommunications Services. PACIFIC will not impose unreasonable or discriminatory conditions or

Attachment 5
3



               limitations on the resale of its Telecommunications Services. Services that PACIFIC has grandfathered or grandfathers in the future may only be resold to grandfathered subscribers.

        2.3    DIALING AND SERVICE PARITY; NUMBER PORTABILITY

               2.3.1 Unless technically infeasible, for resold services, PACIFIC shall ensure that all CLEC Customers experience the same dialing parity as similarly-situated PACIFIC customers.

               2.3.2 For resold services, PACIFIC shall ensure that all CLEC Customers experience the same service levels as similarly situated PACIFIC customers, and, unless technically infeasible, that there is no loss of features or functionalities, including, but not limited to: same dial tone and ringing; same capability for either dial pulse or touch tone recognition; flat and measured services; speech recognition as available; same extended local free calling area; 1+ IntraLATA toll calling; InterLATA toll calling and international calling; 500, 700, 800, 900, 976 and Dial Around (IOXXX) Services; and restricted collect and third number billing.

        2.4    CHANGES IN RETAIL SERVICE

               PACIFIC will notify CLEC of any changes in the terms and conditions under which it offers Telecommunications Services at retail to subscribers who are not telecommunications service providers or carriers, including, but not limited to, the introduction of any new or discontinuance of any features, functions, services, or promotions or the discontinuance of current features or services, at least sixty (60) days prior to the effective date of such change; provided, however, that with respect to terms and conditions contained in a contract between PACIFIC and one of its end users, PACIFIC shall notify CLEC of changes in such terms and conditions immediately upon signing any amendment to such contract.

        2.5    PRIMARY LOCAL EXCHANGE CARRIER SELECTION

               PACIFIC shall apply the principles set forth in Section 64.1100 of the FCC Rules (47 C.F.R. Section 64.1100) to the process for end-user selection of a primary local exchange carrier. PACIFIC shall not require a written letter of authorization from the customer in order to process an CLEC order for Local Service for the customer; provided, however, that if CLEC requests a customer's service record, the provisions of Section 5.5.1 of this Attachment shall apply.

Attachment 5
4



3.      REQUIREMENTS FOR SPECIFIC SERVICES

        3.1    CENTREX REQUIREMENTS

               3.1.1 At CLEC's option, CLEC may purchase the entire set of CENTREX features or a subset of any one or any combination of such features. The CENTREX Service provided for resale will meet the following requirements:

                      3.1.1.1 All deployed features and functions of CENTREX Service offered to any PACIFIC customer, whether offered under tariff or otherwise, shall be available to CLEC, where deployed, for resale, without any customer class restrictions other than those which may be imposed by applicable orders of the FCC or the Commission, including, without limitation, Commission Decision 96-03-020.

                      3.1.1.2 PACIFIC shall provide to CLEC a list of all CENTREX features and functions offered by PACIFIC within ten (10) days of the Effective Date of this Agreement.

                      3.1.1.3 All service levels and features of CENTREX Service provided by PACIFIC for resale by CLEC shall be at parity to those provided to PACIFIC's end user customers.

                      3.1.1.4 CLEC shall pay a one time, non-recurring charge, as set forth in Attachment 8 of this Agreement to pay for the cost of suppressing the need for CLEC Customers to dial "9" ("Assumed Dial 9") when placing calls outside the CENTREX System. CLEC recognizes that there are certain problems with Assumed Dial 9 on Centrex but such problems would also be experienced by a PACIFIC Centrex customer using Assumed Dial 9.

                      3.1.1.5   CLEC may utilize Automatic Route Selection
                                ("ARS").

        3.2    CLASS AND CUSTOM FEATURES REQUIREMENTS

               CLEC may purchase the entire set of CLASS and Custom Calling Features and functions where deployed by PACIFIC and made available to its end-user customers, or any one or any combination of such features, on a customer-specific basis, without restriction on the minimum or maximum number of lines or features that may be purchased. PACIFIC shall provide to CLEC a list of all such CLASS and Custom features and functions within ten (10) days of the Effective Date.

Attachment 5
5



        3.3    LIFELINE SERVICE

               When a customer eligible for the Lifeline Service chooses to obtain Local Service from CLEC, PACIFIC shall flag the account as a Lifeline Service Customer and forward this information in electronic format in accordance with the procedures set forth herein. For the first ninety (90) days after the Effective Date of this Agreement, PACIFIC will make Lifeline Service available to CLEC at the wholesale discount specified in Attachment 8; for such period of time, CLEC will provide PACIFIC with information sufficient to permit PACIFIC to seek reimbursement from the Universal Lifeline Telecommunications Service Fund. Thereafter, CLEC will purchase basic local exchange service from PACIFIC, less the applicable wholesale discount, for resale to Lifeline Service customers (including customers who continue as CLEC Lifeline Service customers after the first ninety days) and will seek reimbursement from the Universal Lifeline Telecommunications Service Fund.

        3.4    INTERCEPT AND TRANSFER SERVICE

               Upon request from CLEC, PACIFIC will provide an intercept referral message that includes any new CLEC telephone number, for residential customers for three (3) months, and business customers for twelve (12) months, and PACIFIC will provide directory updates at the next publication. This intercept referral message shall be approved by CLEC and shall be similar in format to the intercept referral messages currently provided by PACIFIC for its own end users. Custom messages or extension in duration of the referral shall be subject to the charges set forth in Attachment 8.

        3.5    E9111911 SERVICES

               PACIFIC shall provide to CLEC, for CLEC Customers, E91 1/911 call routing to the appropriate Public Safety Answering Point (~'PSAP") with a parity level equal to that provided to PACIFIC's end-user customers. PACIFIC shall provide and validate CLEC Customer information to the PSAP. Upon request, PACIFIC will provide documentation to CLEC showing the correlation between PACIFIC's LSOs/rate centers to their E91 1 Selective Router tandems. At the price set forth in Attachment 8, PACIFIC will provide CLEC with access to PACIFIC's Master Street Address Guide
               (MSAG), in paper form and magnetic tape, for purposes of allowing CLEC to update and validate customer records in the E91 1 Management System (E91 1 MS) database used to support E91 1/911 services. PACIFIC will offer to CLEC a diskette version of the MSAG, when available; availability is expected in the first quarter of 1997. Nothing in this Agreement precludes CLEC from establishing and updating its own ALI/DMS data base

Attachment 5
6



4.      SUPPORT FUNCTIONS FOR RESOLD SERVICES:

        4.1 The following Support Functions are offered in conjunction with a resold service: Operator Systems and Repair Services. Operator Systems consist of Directory Assistance and Operator Services.

        4.2    ROUTING TO OPERATOR SYSTEMS

               Where CLEC purchases Local Service, at CLEC's option, PACIFIC will provide the functionality and features required to modify the originating subscriber's line at PACIFIC's local switch (LS) or, when intraLATA presubscription is implemented, PACIFIC's Access Tandem (AT) to route all calls to the CLEC Network for Operator Systems. Such routing to CLEC's Operator Systems shall be available as specified in Attachment 6, Section 4.1.4.4.

               4.2.1 OPERATOR SYSTEMS: Operator Systems calls which, at CLEC's option, are routed to PACIFIC will meet the following requirements:

                      4.2.1.1 The calls will be unbranded, with no reference, express or implied, to PACIFIC.

                      4.2.1.2 PACIFIC will provide Operator Systems to CLEC which meets those which PACIFIC provides to itself and its own end-user customers.

               4.2.2  DIRECTORY ASSISTANCE:

                      4.2.2.1 At CLEC's option, PACIFIC shall route local Directory Assistance calls dialed via 411 by CLEC Customers directly to the CLEC Network. The Parties will meet and confer immediately after the Effective Date of this Agreement in an effort to find a solution which can be implemented by April 30,1997 for PACIFIC to route local Directory Assistance dialed via
                                (NPA) 555-1212 by CLEC Customers directly to the CLEC Network. In the event the Parties are unable to agree within forty-five (45) days of the Effective Date on a solution, the Parties shall submit any dispute to Alternative Dispute Resolution as set forth in Attachment 3.

                      4.2.2.2 PACIFIC will include the CLEC Customer's listing in its Directory Assistance database as part of the Service Order process. PACIFIC will honor CLEC Customer's preferences for listing status, including non-published and unlisted, as noted on the Service Order Request or similar form and will ensure that the listing appears as the subscriber requested in the PACIFIC database which is used to perform Directory Assistance functions. Performance Standards associated with this service are set forth in

Attachment 5
7



                                Attachment 17 and are incorporated by this reference. PACIFIC will provide Directory Assistance service to CLEC that equals the Directory Assistance Service PACIFIC provides to itself and its own end users.

        4.3    OPERATOR SERVICES

               4.3.1 PACIFIC will provide the full range of Operator Services, at the rates set forth in Attachment 8, including, but not limited to, collect, person to person, station to station, bill-to-third party, busy line verification and busy line interrupt, handicapped caller assistance and emergency call assist.

                      4.3.1.1 At CLEC's option, and consistent with the implementation schedule set forth in Attachment 6, Section 4.1.4.4, PACIFIC shall route local Operator Services calls (0+, 0-) dialed by CLEC Customers directly to the CLEC Local Operator Services platform. Such traffic shall be routed over trunk groups specified by CLEC which connect PACIFIC end offices and the CLEC Local Operator Services platform, using standard Operator Services dialing protocols of 0+ or

                      4.3.1.2 PACIFIC will provide the functionality and features within its local switch (LS) to route CLEC customer dialed 0- and 0+ IntraLATA calls to the CLEC designated trunk on the Main Distributing Frame (MDF) or Digital Cross Connect (DSX) panel via Modified Operator Services Signaling (MOSS) Feature Group C signaling. In addition and at CLEC's request, when intraLATA presubscription is implemented, PACIFIC will provide the functionality and features within its Access Tandem to route CLEC customer dialed 0- and 0+ IntraLATA calls to the CLEC designated trunk on the Main Distributing Frame (MDF) or Digital Cross Connect (DSX) panel via Feature Group D signaling. In all cases, PACIFIC will provide post-dial delay at least equal to that provided by PACIFIC for its end user customers.

                      4.3.1.3 PACIFIC will warm-line transfer any CLEC customer requesting rate information to CLEC, as follows:

                                4.3.1.3.1   Warm-line transfers without charge:
                                            PACIFIC will warm-line transfer any
                                            CLEC customer requesting intraLATA
                                            rate information (except calling
                                            plan information), at no charge to
                                            CLEC.

                                4.3.1.3.2   Warm-line transfers at tariffed
                                            rate: PACIFIC will warm-line
                                            transfer any CLEC customer
                                            requesting

Attachment 5
8



                                             interLATA, interstate or
                                             international rate information, as
                                             well as intraLATA calling plan
                                             information, and charge CLEC the
                                             tariffed rate for
                                             carrier-to-carrier warm-line
                                             transfers.

               4.3.2  Repair Calls:

                      Either Party shall refer repair calls (e.g., 611) dialed by the other Party's end-user customer to the 800/888 number supplied by the other Party for the other Party's repair center.

               4.3.3  Non-discriminatory Treatment:

                      All direct routing capabilities described herein shall permit CLEC Customers to dial the same telephone numbers for CLEC Directory 12/13/96 Assistance or Local Operator that similarly-situated PACIFIC customers dial for reaching equivalent PACIFIC services. Such non-discriminatory dialing to reach CLEC's Directory Assistance or Local Operator shall be available consistent with the implementation schedule in Attachment 6, Section 4.1.4.4

               4.3.4  Emergency Calls:

                      PACIFIC, no later than ten (10) business days after the Effective Date, shall provide to CLEC the emergency public agency (e.g., police, fire, ambulance) telephone numbers linked to each NPA-NXX. Such data will be transmitted via the Electronic Interface described in Attachment 11, or by an interim means agreed by the parties. PACIFIC will electronically transmit to CLEC, in a timely manner, all changes, alterations, modifications and updates to such data. PACIFIC shall accurately transmit information provided to PACIFIC by the emergency public agency, but assumes no liability for the accuracy of such information.

        4.4    BUSY LINE VERIFICATION AND EMERGENCY LINE INTERRUPT

               Until such time that an electronic interface is made available by PACIFIC to access PACIFIC's data base for Operator Services, if CLEC has purchased the resale line without PACIFIC's Operator Services, PACIFIC will offer Operator-to-Operator BLV/BLVI to CLEC on a non-discriminatory basis, in accordance with LERG instructions. PACIFIC requires that a reciprocal BLV/BLVI network be established between PACIFIC and CLEC's operator service provider.

Attachment 5
9



        4.5    ACCESS TO THE LINE INFORMATION DATABASE

               PACIFIC shall update and maintain CLEC Customer information in the Line Information Database LIDB in the same manner and on the same schedule that it maintains information in LIDB for PACIFIC customers.

        4.6    TELEPHONE LINE NUMBER CALLING CARDS

               Effective as of the date of an end-user's subscription to CLEC Service, PACIFIC will remove any PACIFIC-assigned telephone line calling card number (including area code) ("TLC") from the LIDB.

        4.7    CALL BLOCKING

               Upon CLEC's request, PACIFIC will provide blocking on a line by line basis of an CLEC Customer's access to any or all of the following call types: 900, 976, bill to third and collect, and such other call types for which PACIFIC provides blocking to similarly situated customers

        4.8    PAY PHONE SERVICES

               4.8.1 "Pay Phone Services" is defined by Section 276 of the Act and any FCC and Commission regulations adopted thereto. These services may include the provision of service from public pay telephones, the provision of inmate telephone service in correctional institutions, and the provision of any ancillary services within the meaning of Section 276 of the Act.

               4.8.2 Pay phone lines are defined as the loop from the pay phone set point of demarcation to the Serving Wire Center. Pay phone lines are attached to coinless and coin pay phone sets (e.g. PACIFIC's COPT service).

               4.8.3 PACIFIC will provide CLEC all retail telecommunications functions and features provided by PACIFIC through pay phone lines, in the same form, made available by PACIFIC to customers for its pay phone lines customers (e.g. COPT providers).

               4.8.4 Each Party will comply with Section 276 of the Act and FCC regulations adopted thereunder in connection with selection of carriers for intraLATA, interLATA and international telephone services from pay phone sets.

5.      SERVICE FUNCTIONS

        5.1    ELECTRONIC INTERFACE

                      5.1.1 PACIFIC shall provide an interim electronic interface known as Network Data Mover ("NDM)" for transferring and receiving all Service Orders and related information such as Firm Order Confirmations (FOC), Jeopardies,

Attachment 5
10


                      Rejects, Simple and Complex Completions. The NDM shall be administered through a gateway that will serve as a single point of contact for the transmission of data from CLEC to PACIFIC, and from PACIFIC to CLEC. The requirements and implementation of such a data transfer system are/will be set forth in Attachment 11 and are incorporated by this reference as though fully set forth herein.

               5.1.2 For the Long Term, PACIFIC and CLEC agree to adopt an Electronic Bonding ("EB") standard to transmit and receive Pre-Order, Order and Provisioning data in a "real time" environment. Both companies agree that this solution is in their mutual best interest and will negotiate in good faith for the earliest possible deployment of an EB standard, as set forth in Attachment 11. In the event the parties are unable to reach agreement on implementation of an EB standard, any unresolved issues will be resolved pursuant to the Alternative Dispute Resolution procedures in Attachment 3 to this Agreement.

        5.2    WORK ORDER PROCESSES

               5.2.1 PACIFIC shall ensure that all work order processes used to provision Local Service to CLEC for resale meet the service parity requirements set forth in this Agreement or its Attachments

               5.2.2 Additional Service Ordering, Provisioning, Maintenance, Billing and Customer Usage Data requirements and procedures are set forth in Attachments 11.12, 13 and 14.

        5.3    POINT OF CONTACT FOR CLEC CUSTOMERS

               5.3.1 Except as otherwise provided in this Agreement, CLEC shall be the single and sole point of contact for all CLEC Customers.

               5.3.2 Each Party shall refer all questions regarding the other Party's service or product directly to the other Party at a telephone number specified by the other Party.

               5.3.3 Each Party shall ensure that all their representatives who receive inquiries regarding the other Party's services:
                      (i) provide such numbers to callers who inquire about the other Party's services or products; and (ii) do not in any way disparage or discriminate against the other Party, or its products or services.

Attachment 5
11



5.4     SINGLE POINT OF CONTACT

        Each party shall provide the other party with a single point of contact ("SPOC") for all inquiries regarding the implementation of this Attachment. Each Party shall accept all inquiries from the other Party and provide timely responses.

5.5     PRE-SERVICE ORDER INFORMATION

        To facilitate the ordering of new service for resale or changes to such service to an CLEC Customer ("Service Order"), PACIFIC shall provide, consistent with the implementation schedule set forth in Section 5.1.1., CLEC's representatives with gateway access to PACIFIC's PREMIS and APTOS information. This will allow CLEC to perform functions such as, but not limited to, Telephone Number Assignment, an LSO to address correlation, service and feature availability by switch type and other such functions which are deemed necessary to provide the customer with a common experience when dealing with CLEC. Through PREMIS, APTOS, NDM or using other methods. PACIFIC shall comply with CLEC requests to:

        5.5.1 Obtain customer information, including customer name, billing and residence address, billing telephone number(s), current participation in Voluntary Federal Customer Financial Assistance Program, Telephone Relay, and other similar services, and identification of PACIFIC features and services subscribed to by customer. The following additional terms shall apply to AT&T's access:

               5.5.1.1 For business customers, prior to accessing such
                       information, AT&T shall provide Pacific with a written or electronic statement indicating that it has the customer's approval (verbal or written) to receive such information. Where accessing such information via an electronic interface, AT&T shall have obtained an authorization to become the end user's local service provider. AT&T shall receive and retain such information in conformance with the requirements of 47 USC 222 (and implementing FCC decisions thereunder).

               5.5.1.2 For residence customers, prior to accessing such
                       information, AT&T shall, on its own behalf and on behalf of PACIFIC, comply with all applicable requirements of
                       Section 2891 of the California Public Utilities Code and 47 USC 222 (and implementing FCC decisions thereunder), and, where accessing such information via an electronic interface, AT&T shall have obtained an authorization to become the end user's local service provider. Accessing such information by AT&T shall constitute certification that AT&T is in compliance with the applicable requirements of Section 2891 and Section 222 (and implementing FCC decisions thereunder) and has complied with the prior sentence. AT&T shall receive and retain such information in conformance with the requirements of 47 USC 222 (and implementing FCC decisions thereunder). Pursuant to Section 10 of this Agreement, AT&T agrees to indemnify, defend and hold harmless PACIFIC against

Attachment 5
12



                       any claim made by a residence customer or governmental entity against PACIFIC or AT&T under Section 2891 or
                       Section 222 (and implementing FCC decisions thereunder) or for any breach by AT&T of this Section."

        5.5.2 Obtain information on all features and Telecommunication services available, including new services, trial offers and promotions;

        5.5.3 Enter the CLEC Customer order for all desired features and services;

        5.5.4 Assign a telephone number (if the CLEC Customer does not have one assigned);

        5.5.5 Identify the appropriate primary directory for each end-user location;

        5.5.6 For single-line residential service, determine if a service call is needed to install the line or service;

        5.5.7  Identify "next available due date" for service installation;

        5.5.8  Provide service availability dates,

        5.5.9 Order local intraLATA toll service and enter CLEC Customer's choice of primary interexchange carrier on a single, unified order; and

        5.5.10 Suspend or terminate service to an CLEC Customer for nonpayment and restore service, as appropriate, at parity with PACIFIC's ability to suspend or terminate service.

5.6     PROVISIONING

        After receipt and acceptance of a service order, PACIFIC shall provision such service order in accordance with the intervals and performance standards set forth in Attachment 17 and as set forth below

        5.6.1 PACIFIC shall provide CLEC with service status notices, within mutually agreed-upon intervals. Such status notices shall include the following:

               5.6.1.1 Firm order confirmation, including service availability date;

               5.6.1.2 Notice of service installation issued at time of installation including any additional information, such as material charges;

               5.6.1.3  Rejections/errors in Service Orders;

               5.6.1.4  Jeopardies and missed appointments;

               5.6.1.5  Charges associated with necessary construction

Attachment 5
13



               5.6.1.6 Except for basic exchange service, order status at critical intervals;

               5.6.1.7 Except for basic exchange service, test results, where available, will be provided in a form mutually agreeable.

        5.6.2 Where PACIFIC provides installation, PACIFIC shall advise an CLEC customer to notify CLEC immediately if the CLEC Customer requests a service change at the time of installation.

        5.6.3 PACIFIC shall provide provisioning support to CLEC during normal business hours (Monday through Friday, 8 a.m. to 5 p.m. PACIFIC time, excluding holidays).

        5.6.4 PACIFIC shall provide training for all PACIFIC employees who may communicate, either by telephone or face-to-face, with CLEC Customers, during the provisioning process. Such training shall instruct the PACIFIC employees not to disparage or discriminate against CLEC, its products or services, and shall comply with the branding requirements of this Agreement.

5.7     MAINTENANCE

        Maintenance shall be provided in accordance with the requirements and standards set forth in Attachment 12. Maintenance will be provided by PACIFIC in accordance with the service parity requirements set forth in this Attachment.

5.8     PROVISION OF CUSTOMER USAGE DATA

        PACIFIC shall provide the Customer Usage Data recorded by the PACIFIC. Such data shall include CLEC Customer usage data for Local Service, including both local and intraLATA toll service, all in accordance with the terms and conditions set forth in Attachment 14.

5.9     SERVICE/OPERATION READINESS TESTING

        5.9.1 In addition to testing described elsewhere in this Section, PACIFIC shall test the systems used to perform the following functions sixty (60) days prior to commencement of PACIFIC's provision of Local Service to CLEC, in order to establish system readiness capabilities.

               5.9.1.1 All interfaces between CLEC and PACIFIC work centers for Service Order, Provisioning,

               5.9.1.2  Maintenance, Billing and Customer Usage Data;

               5.9.1.3 The process for PACIFIC to provide customer service records;

               5.9.1.4  The installation scheduling process;

Attachment 5
14



               5.9.1.5  Telephone number assignment;

               5.9.1.6 Procedures for communications and coordination between CLEC SPOC and PACIFIC's Interconnection Service Center
                        (ISC);

               5.9.1.7  Procedures for transmission of Customer Usage Data; and

               5.9.1.8 Procedures for transmitting bills to CLEC for Local Service.

        5.9.2 The functionalities identified above shall be tested in order to determine whether PACIFIC performance meets the applicable service parity requirements and other performance standards set forth herein. PACIFIC and CLEC shall make available sufficient technical staff to perform such testing. PACIFIC and CLEC technical staffs shall be available to meet as necessary to facilitate testing. PACIFIC and CLEC shall mutually agree on the schedule for such testing.

        5.9.3 At either Party's request, each Party shall provide to the other Party any results of the testing performed pursuant to the terms of this Attachment. Either Party may review such results and shall notify the other Party of any failures to meet the requirements of this Agreement.

        5.9.4 During the term of this Agreement, PACIFIC shall participate in cooperative testing requested by CLEC whenever it is deemed necessary by CLEC to ensure service performance, reliability and customer serviceability.

5.10    BILLING FOR LOCAL SERVICE

        5.10.1 PACIFIC shall bill CLEC for Local Service provided by PACIFIC to CLEC pursuant to the terms of this Attachment, and in accordance with the terms and conditions for Connectivity Billing and Recording in Attachment 13.

        5.10.2 PACIFIC shall recognize CLEC as the customer of record for all Local Service and will send all notices, bills and other pertinent information directly to CLEC unless CLEC specifically requests otherwise.

                                  ATTACHMENT 6

            SPECIFICATIONS, SERVICE DESCRIPTIONS, AND IMPLEMENTATION
                     SCHEDULE FOR UNBUNDLED NETWORK ELEMENTS

                                                                    Attachment 6
                                                                               1

                                  ATTACHMENT 6
            SPECIFICATIONS, SERVICE DESCRIPTIONS, AND IMPLEMENTATION
                    SCHEDULE FOR UNBUNDLED NETWORK ELEMENTS

1.      GENERAL: UNBUNDLED NETWORK ELEMENTS

        1.1. Access To Unbundled Elements Shall Be Specified Herein and Not Presumed. The Network Elements offered under this Agreement shall be clearly specified in this Agreement or the attachments hereto. In no event will it be presumed that access to an Network Element is offered unless so specified. The methods of access to Network Elements described in this Attachment are not exclusive. PACIFIC will make available any other form of access requested by CLEC that is consistent with the Act and the regulations thereunder. Requests for Network Elements not specified in this Attachment shall be processed according to the process described in Section
               1.6 below.

        1.2 Consistent with the terms and conditions in this Attachment and the Act and regulations thereunder, PACIFIC shall offer each Network Element individually and in combination with any other Network Element or Network Elements in order to permit CLEC to combine such Network Element or Network Elements with another Network Element or other Network Elements obtained from PACIFIC or with network components provided by itself or by third parties to provide Telecommunications Services to its customers.

        1.3. Consistent with the terms and conditions in this Attachment and the Act and regulations thereunder, PACIFIC will permit CLEC to interconnect CLEC's facilities or facilities provided by CLEC or by third parties with each of PACIFIC's Network Elements at any point designated by CLEC that is technically feasible.

        1.4. CLEC may use one or more Network Elements to provide any Telecommunications Service. If CLEC requests a Combination not specified in this Agreement and for which the Parties have not agreed on methods and procedures for pre-ordering, ordering, provisioning, maintenance, billing and pricing, the Parties will meet and confer pursuant to Section 1 6, below, to establish the processes necessary to provide the combination. In the event the Parties can not agree on technical feasibility or any of the matters specified in the foregoing sentence, the Parties will follow the dispute resolution process set forth in Attachment 3 to the Agreement.

        1.5. For each Network Element, PACIFIC shall specify a demarcation point (e.g., an interconnection point at a Digital Signal Cross Connect or Light Guide Cross Connect panel or a Main Distribution Frame) and, if necessary, access to such demarcation point, which is mutually agreed to by the Parties. However, where PACIFIC provides contiguous Network Elements to CLEC, PACIFIC may

                                                                    Attachment 6
                                                                               2

               provide the existing interconnections and no demarcation point shall exist between such contiguous Network Elements.

        1.6. Attachments 6 and 7, together with Attachments 5,11,12, 13 and 14, which collectively describe the Operating Support System Network Element, list the Network Elements and Combinations that CLEC and PACIFIC have identified as of the Effective Date of this Agreement. CLEC and PACIFIC agree that the Network Elements and Combinations identified in this Agreement are not exclusive. The process of requesting access to an Network Element or Combination not identified herein shall be as follows:

               1.6.1 Either Party may identify an Network Element or Combination, that is not currently available in PACIFIC's network, by providing written notice to the other Party, which notice shall include a description of the Network Element or Combination adequate to determine technical feasibility and development requirements.

               1.6.2 The Parties agree to immediately work together to determine (a) the technical feasibility of the request and (b) the requirements to develop the request, and the anticipated cost of developing the quote. If the Network Element or Combination is identified by CLEC, PACIFIC shall be allowed a commercially reasonable period of time to evaluate the technical feasibility of the request and the requirements to develop the requested Network Element or Combination. Notwithstanding the foregoing, if the Parties cannot agree within forty-five
                        (45) days (or such other period of time as may be mutually agreeable), whether the Network Element or Combination is technically feasible, or on the requirements necessary to develop the Network Element or Combination, the Parties shall use the alternate dispute resolution process set forth in Attachment 3 to this Agreement.

               1.6.3 The costs of developing the Network Element or Combination, which includes, but is not limited to, the cost of developing the quote, shall be recovered from any entity which utilizes the Network Element or Combination so identified, including PACIFIC and its affiliates. In addition, CLEC shall pay its share of PACIFIC's costs of developing any Network Element or Combination, not identified in this Agreement (including, but not limited to, the cost of developing the quote) if CLEC requests development of the Network Element or Combination but subsequently determines not to purchase the Element or Combination. In all cases, CLEC and PACIFIC shall meet and confer on the amount of such costs, each Party's respective share of such costs, and the method of recovery. In the event the Parties cannot agree on the amount and method of recovery, the Parties shall track their respective development costs and will use the alternative dispute resolution process set forth in

                                                                    Attachment 6
                                                                               3


                        Attachment 3 to this Agreement. Any determination made in alternative dispute resolution shall be subject to modification by a subsequent decision of the Commission. In no event shall either Party allow the pendancy of a dispute concerning development costs to delay analysis or implementation of the Network Element or Combination.

        1.7 Unless specified otherwise in this Attachment, PACIFIC will make the Network Elements identified in this Agreement, and all Combinations specified herein used by PACIFIC in its network, available on the Effective Date of this Agreement.

        1.8    The charge(s) for Network Elements requested pursuant to Section
               1.6 above shall be specified by amendment to Attachment 8.

        1.9 Implementation Costs Implementation costs for all Network Elements set forth in this Attachment will be determined and recovered as specified in Attachment 8.

2.      NETWORK INTERFACE DEVICE (NID)

        2.1    General Description and Specifications of the Network Element

               2.1.1 Description. NID is PACIFIC's terminal that is used to connect the end user customer's inside wire with the telephone network. In addition, the NID is the final termination point, or DEMARC (demarcation point) in the loop network where an end user customer connects its inside wire to a telephone company's loop network. Connection to PACIFIC's NID will permit CLEC to obtain direct access to the end user customer's inside wire by attaching its connecting facility directly to the same screws or lugs being used by PACIFIC to serve the customer.

               2.1.2. Types of NID. Under this Agreement, PACIFIC shall offer access to two general types of NIDs:

                      2.1.2.1. Simple NID, which is a standard network interface
                               (SNI) the use of which permits the end user's customer wiring to be isolated from PACIFIC's network.

                      2.1.2.2. Complex NID, which is a building terminal where
                               end user customer wiring terminates on PACIFIC's network.

        2.2.   Form of Access

                        2.2.1. Form of Access Applicable to All NIDs In all cases (simple and complex), access to PACIFIC's NID will only be available through a separate NID provided by CLEC, and a separate connecting facility running either between the two NIDs, or, where a connector block is available, between CLEC's NID and the connector block where the end

                                                                    Attachment 6
                                                                               4


                        user customer's inside wire is attached. Unless otherwise agreed in writing, CLEC shall be responsible for providing its own NID and its own connecting facility. In addition, CLEC shall be responsible for obtaining all approvals necessary to place its NID and the connecting facility on the owner's premise. Nothing in the agreement precludes the end-user customer from re-terminating its inside wire to the CLEC-provided NID thus eliminating the need for NID-to-NID cross-connects. In addition, should CLEC purchase a combination of PACIFIC's NID and PACIFIC's Links, a separate CLEC NID will not be required.

               2.2.2. Ordering. CLEC shall order access to PACIFIC's unbundled NID by placing an order, requesting access to the unbundled NID with PACIFIC's Local Interconnection Service Center (LISC).

               2.2.3. When orders for simple unbundled NIDs are received by PACIFIC, PACIFIC shall make available to CLEC information, where available, indicating the type of NID currently employed (e.g., SNI, MPOE with Binding post identification, MPOE with color code identification, or neither); When orders for complex unbundled NIDs are received by PACIFIC, PACIFIC shall make available to CLEC information indicating the type of NID currently employed ~ SNI, MPOE with Binding post identification, MPOE with color code identification, or neither).

        2.3.   General Terms and Conditions

               2.3.1. When CLEC purchases a combination of a PACIFIC NID and a PACIFIC Link. Section 2.3.2 through 2.3.7, 2.3.10 and
                        2.4 will not be applied.

               2.3.2. Dispatch. If the Parties agree that dispatch is required (e.g., to clear or make available spare Binding posts in the PACIFIC NID or to secure PACIFIC's facilities at the premises), then PACIFIC will dispatch a service technician to complete all necessary work at the customer's premise to protect PACIFIC's facilities. Dispatch charges as set forth in Attachment 8, shall apply with each such order.

               2.3.3. Protection of Facilities. In no case shall either Party connect to the NID or tie down its connecting facility directly over the other Party's facility without prior approval of the other Party and without conditioning having been performed to isolate each Party's network. Furthermore, in no instance shall either Party attach its connecting facility in any manner so as to cause voltage or its own dial tone to occur on the other Party's network.

                                                                    Attachment 6
                                                                               5


               2.3.4. Coordination. Unless requested by CLEC, no coordination is provided. If CLEC requests coordination, charges will be applied as specified in Attachment 8. In addition, unless otherwise agreed by CLEC and PACIFIC, neither Party shall access the other Party's NID unless the owning Party's service technician is present, or unless the owning Party has already made the necessary modifications to isolate its network.

               2.3.5 SNI Conversion. In all residential or small business locations where a protector is used to connect to the end user customer's inside wire instead of a SNI, at CLEC's option, either the protector will be replaced and a SNI installed or CLEC will install its own SNI and connect the customer's inside wire to the new SNI. If CLEC requests PACIFIC to install a new SNI, PACIFIC and CLEC agree that the placement of a SNI will benefit each Party, and therefore the cost of installing the new SNI will be shared equally by PACIFIC and CLEC. The charges for new SNI installation are specified in Attachment 8.

               2.3.6. Connector Blocks When connecting to a connector block, CLEC and PACIFIC will ensure that PACIFIC's jumpers will be completely disconnected and not left hanging free so as to cause potential interference with other facilities of CLEC, PACIFIC, or the end user customer.

               2.3.7. Drops. Either Party shall be permitted to secure its drop facility to its SNI by grounding same in an appropriate manner. Upon disconnection of service to the end user customer, either Party may leave its drop in place until another LEC or CLC needs access to the NID to provide service to the customer.

               2.3.8 Gaining Access the NID. The Parties each acknowledge and agree that a special tool is necessary for access to PACIFIC's side of the SNI. Neither Party shall attempt to access any type of NID without the proper tool, and any party accessing the SNI, protector, connector block, or any other form of NID, shall exercise reasonable care and sound technician practices so as to avoid damage to the NID. Nothing in this section shall be construed to allow either Party to connect its loops directly to the other Party's NID.

               2.3.9 Tagging End User Customer Facilities. Upon request, PACIFIC will dispatch a technician to tag the end user customer's inside wire facilities on the customer's side of the NID. In such cases, a dispatch charge shall apply, as specified in Attachment 8.

               2.3.10. Special Construction Charges. In the event any Special Construction is required to implement this unbundled element at any given location,

                                                                    Attachment 6
                                                                               6


                        Special Construction charges, as defined in Attachment I and set forth in Attachment 8 may apply.

        2.4    Rates CLEC agrees to pay NID rates as specified in Attachment 8.

        2.5 Implementation Schedule PACIFIC will make unbundled NIDs available no later than March 31,1997.

3.      LOOPS

        3.1.   General Terms and Conditions

               3.1.1.   The terms Loops and Links are synonymous.

               3.1.2 Use and Suitability of Loop Service. Unbundled loops may not be used to provide any service that would degrade or otherwise adversely affect PACIFIC's network services.

               3.1.3. Assigned Telephone Number. CLEC, when not using PACIFIC's switching capabilities, is responsible for assigning any telephone numbers necessary to provide its end users with Exchange Service.

        3.2    Types of Loops/Links

               3.2.1. 2-Wire or 4-wire Analog Basic Link. This PACIFIC unbundled Network Element is Plain Old Telephone (POTS) grade two-wire or 4-wire circuit or equivalent voice frequency channel that supports analog transmission of 300-3000 Hertz (Hz) with loss no greater than 8.0 db measured at 1004 Hz with 900 ohms at the central office P01 and 600 ohms at the MPOE. In addition, coin supervision and ground start signaling options are available.

               3.2.2. 2-Wire or 4-wire Analog (Assured) Link. The PACIFIC unbundled Network Element (2-wire or 4 wire) is a voice frequency channel that supports analog transmission of 300-3000 Hertz ("Hz") with loss no greater than 5.5db measured at 1004 Hz with 900 ohms at the central office P01 and 600 ohms at the MPOE.

               3.2.3. 2-Wire Digital (ISDN/xDSL Capable) Link. This PACIFIC unbundled Network Element (2-wire) is an ISDN capable Link, which is an upgrade to the Basic Link for the transmission of digital services having no greater loss than 38db end-to-end, measured at 40,000 HZ with 135 ohms at the central office P01 and 135 ohms at the MPOE; without loop repeaters, midspan repeaters may be required. This Link will not have any load coils or bridge taps within limits defined by the specification applicable to the ISDN/xDSL Links. In addition, the ISDN Capable Link, without midspan repeaters, will be used for Link requests to support xDSL type transmission rates.

                                                                    Attachment 6
                                                                               7


        3.2.4. 4-Wire Digital (1.544 mbps Capable) Link. This PACIFIC unbundled Network Element (4-wire) is a 1.544 mbps capable Link which is an upgrade to the Basic Link. It will be conditioned with or without digital repeaters.

        3.2.5 2 Wire Copper Link. This offering (2 wire continuous copper loop from DF to MPOE, where facilities are available) is a physical link which can be used to support alarm type Direct Current (DC) service offerings. This Link will not have any load coils and bridge taps will be within limits. This 2-wire copper link will work with most DC alarm circuits.

        3.2.6 2 Wire Copper Switched Digital Link. This offering (2 wire continuous copper loop from DF to MPOE, where facilities are available) is a physical link which can be used when digital connectivity is required to the customer's premise having no greater loss than 31 db end-to-end, measured at 80,000 HZ with 135 ohms at the central office P01 and 135 ohms at the MPOE. This link will not have any load coils and bridge taps will be within limits.

        3.3. Form of Access Interconnection to loops will be at the central office P01. Access to unbundled loops may occur in the following manner:

               3.3.1 By purchasing an EISCC to CLEC's collocated equipment in the same PACIFIC Central Office, or

               3.3.2. By purchasing PACIFIC's unbundled transport service, or Special Access service at rates as specified in Attachment 8.

               3.3.3 Combining Links and PACIFIC's LSNE. In addition to the connections described above, CLEC may combine PACIFIC's Links with PACIFIC's LSNE.

               3.3.4 Combining NID, Links and PACIFIC's LSNE. In addition to the connections described above, CLEC may combine PACIFIC's NID, Links and LSNE

        3.4.   Responsibilities of the Parties

               3.4.1. For the first six months after CLEC's first order for a Link, CLEC shall provide to PACIFIC forecasts of the number of Links at a LATA level. Thereafter, CLEC shall make a good faith effort to provide such forecasts to PACIFIC at a wire center level. This includes associated additional line ("ADL") requirements when PACIFIC's primary residential POTS service is not to be disconnected in the establishment of Link Service. CLEC shall provide such forecasts to PACIFIC on a semi-annual basis.

                                                                    Attachment 6
                                                                               8


               3.4.2. CLEC will provide end-user customer listing information for the purpose of providing E91 1 Service.

        3.5.   Implementation Schedule

               3.5.1 2-Wire Basic and 2-Wire Assured Link Service will be available on an unbundled basis on the Effective Date from all PACIFIC Wire Centers on a first-come, first-served basis, applicable to all carriers, including PACIFIC, and subject to the availability of PACIFIC's facilities and facilities at the MPOE at the premise of the CLEC end user customer. However, certain of PACIFIC's geographical areas are currently served solely via integrated digital loop carrier ("IDLC"). In such areas PACIFIC will make reasonable efforts to provide Links using copper facilities. Where copper facilities are not available, PACIFIC will use other methods to provide such Links and Special Construction charges may apply.

               3.5.2 Combination of PACIFIC's NID and its 2-Wire Basic/2-Wire Assured Link Service will be available on the Effective Date.

               3.5.3 Implementation of other Link products. 2-Wire Digital (ISDN/xDSL Capable) Links and 4-Wire Digital (1.544 mbps Capable) Links shall be available on March 31,1997. 4-Wire Analog Basic Links, 4-Wire Analog Assured Links and 2-Wire Copper Links will be available on March 31,1997; prior to this date, these facilities will be installed on a case-by-case basis pursuant to the mutual agreement of the Parties, provided, the provisioning intervals in Attachments 11 and 17 will not apply to these facilities until the Parties agree on pre-ordering, ordering, provisioning and maintenance for these facilities.

               3.5.4 Implementation of Links combined with LSNE (Options A, B and C). Links may be combined with LSNE simultaneously with the availability of the particular LSNE Option pursuant to the LSNE implementation schedule specified in this Attachment.

        3.6 Rates CLEC agrees to pay the rates for Loops specified in Attachment 8. There will be no separate charge for NID when CLEC purchases an unbundled loop.

4.      UNBUNDLED SWITCHING

        4.1. Unbundled Local Switching Network Element (LSNE). PACIFIC shall make available unbundled switching capacity, including dial tone, digit reception, access to signaling, deployed AIN capabilities and vertical features, with routing to interoffice trunks and interoffice transport provided by PACIFIC or to designated trunk specified and purchased by CLEC. PACIFIC designates this service "Local Switching Network Element"
               (LSNE). In purchasing LSNE,

                                                                    Attachment 6
                                                                               9


               CLEC must obtain a Line Side Port (including a telephone number and, at CLEC's option, a directory listing) for access to the switching functions and vertical features provided by the switch, and some designation of trunking for completion of calls, with the exception of intra-switch calls. All intra-switch calls are completed using PACIFIC's switch and no trunk designation is made for completion of such calls.

               4.1.1.   Types of charges

                      4.1.1.1. Line Port charges as set forth in Attachment 8.

                      4.1.1.2. Nothing in this Section 4 means that the vertical features are included or excluded from the prices for switching. The issue of the appropriate charges for vertical features, if any, shall be as specified in Attachment 8.

                      4.1.1.3. Any applicable directory assistance or operator
                               assistance charges as set forth in Attachment 8.

                      4.1.1.4. Usage sensitive (per minute of use) local
                               switching charges, as set forth in Attachment 8 and Attachment 18. Usage will be recorded in one second increments. Usage seconds will be totaled for the entire monthly bill and then rounded to the next whole minute. Usage sensitive local switching charges will be on a per minute of use basis and applied to all originating and terminating traffic, including, but not limited to local, toll, E 911 calls, calls to time and weather announcements, etc. PACIFIC will (where feasible) measure and charge for all non-conversation time (e.g., ringing, calls to busy lines, intercept). Where non-conversation time cannot be measured the Parties will mutually agree on the appropriate measure and charge.

                      4.1.1.5 Charges for completion of interconnection traffic (local and toll) shall be determined pursuant to Attachment 18 at the rates set forth in Attachment 8.

        4.1.2  Form of Line Port Access. Access to LSNE, as specified in Section
               4.1.3 may occur in the following manner:

                      4.1.2.1  LSNE Access, Cross-Connection Through
                               Collocation: From CLEC's collocation space, CLEC may purchase an EISCC cross-connection to PACIFIC's Line Side Port to obtain access to LSNE.

                               4.1.2.2. Combining Links and LSNE: CLEC may combine Links and PACIFIC's LSNE. Under this scenario, CLEC shall not be required to purchase a cross connection facility from PACIFIC's

                                                                    Attachment 6
                                                                              10


                               central office distribution frame to the Line Side Port of the switch.

                      4.1.2.3. Combining Links, LSNE and Transport: CLEC may
                               combine Links (with or without a NID), the LSNE, and transport facilities, which can be dedicated, shared or common transport from PACIFIC. Under this scenario. CLEC shall not be required to purchase any cross-connection facility from PACIFIC.

        4.1.3. Types of LSNE

                      4.1.3.1 Option A: PACIFIC-Provided Interoffice Transport and PACIFIC-Provided Operator and Directory Assistance Services. In this configuration, CLEC purchases a Line Port and receives a telephone number and directory listing, switching capacity, switch features including deployed AIN capabilities and completion to PACIFIC's interoffice trunks for all multiple-switch local calls, calls to operator and directory assistance services, E-91 1, intraLATA toll calls and switched access calls. In this configuration, intra-switch calls are also provided through PACIFIC's switch. PACIFIC will be solely responsible for design and engineering of the trunks under this option. In addition, PACIFIC will provide all 0-, operator and directory assistance services under this option. PACIFIC's switching capacity will be programmed to allow routing to and from CLEC's line ports, including operator and directory assistance calls, to PACIFIC's network.

                             4.1.3.1.1 Rates The charges set forth in Section
                                             4.1.1 shall apply.

                      4.1.3.2. Option B: PACIFIC-Provided Interoffice Transport
                               with Customized Routing-Simple and with Operator and/or Directory Assistance (DA) Services Unbundled from PACIFIC's Line Port Switching Capacity. In this configuration, CLEC purchases a Line Port and receives a telephone number and a directory listing, Switching Capacity, switch features (including deployed AIN capabilities) and completion to PACIFIC's interoffice trunks for all multiple-switch local calls, E-91 1 calls, intraLATA toll and Switched Access calls. In this configuration, intra-switch calls are also provided through PACIFIC's switch. With the exception of trunks for operator and/or directory assistance services, or both, PACIFIC will be solely responsible for design and engineering of its interoffice trunks. CLEC will be required to order separate trunks for operator services provided by itself or a third party identified by CLEC to provide such services.

                                                                    Attachment 6
                                                                              11


                               Transport facilities may be purchased from PACIFIC, or connected to CLEC's facilities through a collocation cage by obtaining a cross connection from PACIFIC. CLEC will be responsible for design and engineering of the operator and/or directory assistance trunks under this option, and shall also be responsible for designating the transport facilities it desires, if any, from PACIFIC and the points where these facilities shall terminate. In addition, CLEC shall be responsible for providing all operator and/or directory assistance services. PACIFIC's switching capacity will be programmed for CLEC to allow routing of calls to PACIFIC's shared network, except operator and/or directory assistance calls will be routed to the trunks designated by CLEC. In this configuration, the following charges specified in Attachment 8 will apply:

                             4.1.3.2.1  The charges set forth in 41.1 above.

                             4.1.3.2.2 Non recurring switch programming charges as specified in Attachment 8.

                             4.1.3.2.3  Trunk Port Cross Connect Charge (EISCC).

                                        (a) If CLEC provides its own dedicated
                                        transport to CLEC designated DA and/or
                                        operator platform, a cross-connection
                                        charge from the unbundled switch element to CLEC's designated collocation cage located in the same office shall apply at the rates set forth in Attachment 8.

                                        (b) There will be no cross-connect
                                        charge if CLEC selects dedicated
                                        transport from PACIFIC's intrastate
                                        Special access tariffs or PACIFIC's
                                        unbundled dedicated transport tariff for connection to CLEC's designated P01.

                      4.1.3.3. Option C: Customized Routing - Complex for CLEC
                               Traffic Using Routes Designated by CLEC This option is Customized Routing for CLEC traffic in the manner designated by CLEC, and it requires that special, customized routing programming be provided by CLEC. This option will include all of the features listed in Options A and B. However, with this Option, CLEC has the option of directing traffic on an NPA-NXX basis to a Port other than the standard used for PACIFIC's routing. In this configuration, CLEC obtains one or more Line Ports and receives a telephone number and directory listing, switching capacity, switch features, including deployed AIN capabilities, and transport, that will permit the completion of multiple-switch local calls, calls to either operator or directory assistance services, or

                                                                    Attachment 6
                                                                              12


                               both, E-91 1 calls, intraLATA toll calls, and either operator or directory assistance services, or both, E-91 1 calls, intraLATA toll calls, and Switched Access calls. In this configuration, intra-switch calls will be provided through PACIFIC's switch. Inter-switch calls will be provided from either designated common or dedicated transport facilities. CLEC will be solely responsible for design and engineering of any dedicated transport under this option. PACIFIC will be solely responsible for design and engineering of any PACIFIC-provided shared or common transport used under this option. Dedicated transport may be purchased from PACIFIC or CLEC may provide its own. In this configuration, the following charges will apply:

                             4.1.3.3.1. Rates The charges set forth in Section
                                              4.1.3.2 shall apply.

        4.1.4. Implementation Schedule

                      4.1.4.1. PACIFIC will make Option A available no later
                               than April 30,1997. CLEC can place orders for Option A beginning March 1,1997. PACIFIC will deploy Option A within forty-five (45) days after CLEC's order for a particular switch, provided that CLEC places orders for no more than fifty
                               (50) switches for Option A in any thirty (30) day period.

                      4.1.4.2. PACIFIC will make Option B available no later
                               than April 30,1997. CLEC can place orders for Option B beginning April 30,1997. Deployment of Option B will be on a project specific basis as mutually agreed by the Parties.

                      4.1.4.3. PACIFIC will make Option C available no later
                               than June 1, 1997. CLEC can place orders for Option C beginning May 1,1997. PACIFIC will deploy Option C within thirty (30) days after CLEC's order for a particular switch, provided that CLEC places orders for Option C for no more than fifty (50) switches in any thirty (30) day period. The rates in Section 4.1.3.3.1 shall include the costs incurred in meeting this implementation schedule.

                      4.1.4.4 PACIFIC will make direct routing of operator and directory assistance as specified in Section 4.2 of Attachment 5 no later than April 30, 1997. CLEC can place orders for direct routing beginning on April 30, 1997. Deployment will be on a project specific basis as mutually agreed by the Parties.

        4.2.   Tandem Switching

                                                                    Attachment 6
                                                                              13


               4.2.1. General Description and Specifications of the Unbundled Element PACIFIC will provide, subject to the terms and conditions specified herein, the following unbundled Tandem Switching:

                      4.2.1.1. Standard Tandem Switching Tandem Switching allows use of the Tandem Switch itself for the
                               transmission of calls between two switches connected to that tandem, without any customized routing. PACIFIC's unbundled Tandem Switching will permit access to the Tandem Switch to originate a call to, or terminate a call from, a CLC to a PACIFIC End Office, another LEC, Wireless Service Provider, or another switch, using the normal routing established in PACIFIC's tandem.

                      4.2.1.2. Custom Tandem Switching. In addition to the
                               standard Tandem Switching capabilities, custom Tandem Switching will allow CLEC to originate a call through PACIFIC's tandem to a CLC, another LEC, Wireless Service Provider, or another switch using CLEC's own interoffice facilities. Custom Tandem Switching consists of three options:

                             4.2.1.2.1 Option 1: Custom Basic--Use of PACIFIC's
                                       Shared Transport. This option uses
                                       screening that treats CLEC as a homing
                                       End Office. The Custom Basic unbundled
                                       Tandem Switching may use dedicated tandem trunk groups that allow full LATA-wide completion over PACIFIC's shared transport. [EMR records will need to be exchanged with ILECs who receive calls initiated from a CLC completing over PACIFIC's network.] Calls routed to CLEC will use normal LERG routing.

                             4.2.1.2.2 Option 2: Custom Simple--Use of PACIFIC's
                                       Common Transport This option uses
                                       screening that treats CLEC as an IEC. The
                                       Custom Simple unbundled Tandem Switching will use dedicated trunk groups towards PACIFIC's common transport that will limit calls to the single tandem serving area. This option is only able to use common transport in the terminating direction. Originating calls from PACIFIC's End Offices must use shared transport to the tandem. Custom Simple uses a Type 2A trunk port with unique screening capabilities to route traffic to common transport trunk groups.

                             4.2.1.2.3 Option 3: Custom Complex--Routing
                                       Designed to CLEC's Specifications. The
                                       Custom Complex tandem unbundled switching will use customized routing for calls

                                                                    Attachment 6
                                                                              14


                                       sent from CLEC to PACIFIC's tandem that
                                       will be designed to CLEC's
                                       specifications, where technically
                                       feasible. The use of route advance or
                                       overflows with this option will not
                                       advance to or from dedicated trunk ports to PACIFIC common or shared transport. PACIFIC cannot bill the overflow. Notwithstanding the foregoing, the Parties will meet and confer immediately after the Effective Date of this Agreement in an effort to find a solution which can be implemented to enable PACIFIC to bill the overflow. In the event the Parties are unable to agree within forty-five (45) days of the Effective Date on a solution, the Parties shall submit any dispute to Alternative Dispute Resolution as set forth in Attachment 3.

                      4.2.1.3 When CLEC uses PACIFIC's LSNE (except where CLEC requests Dedicated Transport using Options B or
                               C), use of the tandem is included in the common transport charges set forth in Attachment 8.

               4.2.2    Implementation Schedule

                      4.2.2.1. Standard Tandem Switching as described herein
                               will be available as of the Effective Date of this Agreement.

                      4.2.2.2 Customized Tandem Switching as described in Options 1 and 2 will be available no later than May 31, 1997. CLEC can place orders for Customized Tandem Switching Options 1 and 2 beginning May 1,1997. PACIFIC will deploy Customized Tandem Switching within thirty (30) days after CLEC places an order, provided that CLEC places no more than four (4) such orders in any thirty day period. Option 3 is available where technically feasible on a mutually agreeable date based on CLEC's design specifications.

               4.2.3 Tandem Switching Rate CLEC agrees to pay the Tandem Switching rate listed in Attachment 8.

5.      UNBUNDLED INTEROFFICE TRANSMISSION FACILITIES (TRANSPORT)

        5.1 General Description and Specifications of the Network Element PACIFIC will make available, subject to the terms and conditions specified herein, the following unbundled transport facilities:

                                                                    Attachment 6
                                                                              15


               5.1.1. Entrance Facilities in Connection with Dedicated Transport. PACIFIC will make available the following entrance facilities, pursuant to the charges set forth in Attachment 8, upon request of CLEC:

                        5.1.1.1. Connections between the PACIFIC's Wire Center
                                 that serves an CLEC switch and the CLEC switch.

                        5.1.1.2. Connections between PACIFIC's serving Wire
                                 Center and the Point of Presence of CLEC's
                                 IXC's switch.

               5.1.2 Dedicated Transport Is an interoffice transmission path between CLEC designated locations. Such locations may include PACIFIC Central Offices or other equipment locations, CLEC network components, other carrier network components or customer premises. Digital Cross-Connect System (DCS) functionality is available as an option which can be used in connection with Dedicated Transport. PACIFIC will make available the following dedicated connections, upon request of CLEC:

                        5.1.2.1. Connections between PACIFIC End Offices or
                                 between PACIFIC End Offices and PACIFIC serving Wire Centers;

                        5.1.2.2. Connections between a PACIFIC End Office and
                                 CLEC collocation space located in a distant
                                 PACIFIC End Office;

                        5.1.2.3. Connections between PACIFIC's End Office or
                                 Tandem Switch and an CLEC designated premise.

               5.1.3 Common Transport Common transport will be available between PACIFIC End Offices and PACIFIC's Tandem Switch and either Party's connecting End Office, Tandem Switches or designated P01.

               5.1.4 Shared Interoffice Transport Shared transport will only be available where CLEC purchases LSNE. Shared transport provides call completion from a PACIFIC End Offices where LSNE is purchased and the terminating PACIFIC End Office or P01 where the call leaves PACIFIC's network.

                        5.1.4.1. Use of the tandem is included in the Shared
                                 Interoffice Transport charges set forth in Attachment 8.

        5.2    Form of Access

               5.2.1 Dedicated Transport. CLEC may order dedicated transport from PACIFIC from the unbundled LSNE to any other point.

               5.2.2. Common Transport. Access to common transport will be available through interconnection at the access tandem.

                                                                    Attachment 6
                                                                              16


               5.2.3 Shared Interoffice Transport. Access to shared transport will only be available where CLEC purchases LSNE. The Parties acknowledge that there is no physical shared transport to unbundle between PACIFIC's End Office switches and PACIFIC's End Offices and Tandem Switches, and CLEC's interest is in the shared use of transport between PACIFIC's switches and the associated underlying performance characteristics. PACIFIC will make available to CLEC shared transport as currently implemented within PACIFIC's interoffice network. PACIFIC will engineer, provision and maintain such shared interoffice transport facilities and equipment under existing methods and procedures.

               5.2.4. Use of DCS. PACIFIC will make available the use of DCS equipment, which is a separate unbundled Network Element. When unbundled DCS is provided with unbundled transport as a combination, it shall be available on March 31,1997. When DCS is provided without transport, it shall be available on May 30, 1997.

               5.2.5 CLEC may connect Links at PACIFIC's DF to unbundled transport through a multiplexing, e.g., D4 channel bank, DCS or Unbundled Services Cross Connect (USCC) at the charges set forth in Attachment 8.

        5.3.   General Terms and Conditions

               5.3.1. For dedicated transport, PACIFIC will provide transport unbundled from switching and other services. Such transport services will allow CLEC to send individual or multiplexed switched and dedicated services between PACIFIC's Wire Centers.

               5.3.2. Dedicated transport will be available with the following functionality or optional services:

                      5.3.2.1. Protection and restoration of equipment and
                               interfaces at parity with levels PACIFIC maintains for its own transport facilities;

                      5.3.2.2. Compliance with Bellcore and industry standards
                               to the extent implemented in PACIFIC's transport network

                      5.3.2.3. Redundant power supply or battery back-up to the
                               extent implemented in PACIFIC's transport network;

                      5.3.2.4. Provisioning and maintenance performed to the
                               same extent such provisioning and maintenance is performed on PACIFIC's own transport network.

               5.3.3. Where deployed, PACIFIC will make available interoffice transport services capable of interfacing on copper, coaxial cable, and optical fiber

                                                                    Attachment 6
                                                                              17


                        facilities. Consistent with current bundled offerings, the interoffice transport services will be capable of handling transmission rates ranging from voice grade up through Optical Carrier ("OC")-48.

               5.3.4. Transmission Levels. Where deployed, PACIFIC will make dedicated transport available at the following speeds:
                        DS0, DS1, D53, and commercially available Optical Carrier levels (e.g., OC-3/12/48).

        5.4. Implementation Schedule. Unbundled transport will be available as of the effective date of this Agreement, except that unbundled transport combined with LSNE will be available simultaneously with the availability of the particular LSNE Option pursuant to the LSNE implementation schedule specified in this Attachment. Unbundled dedicated transport will be available on March 31,1997.

        5.5. Rates. CLEC agrees to pay the transport rates specified in Attachment 8.

6.      SIGNALING AND DATABASES

        6.1.   Signaling Networks

        6.1.1. General Description and Specifications of the Unbundled Element. As described in this section, PACIFIC will make available interconnection to its SS7 signaling network to enable signaling necessary for call routing and completion. PACIFIC will also make available unbundled nondiscriminatory access to SS7 signaling links and PACIFIC's Signaling Transfer Points (STPs).

        6.2.   Form of Access and General Terms and Conditions

               6.2.1. The Parties will interconnect their networks using SS7 signaling protocol as defined in Bellcore Technical Reference GR-246, and GR-31 7 and GR-394 for ISDN User Part (ISUP) for trunk signaling.

               6.2.2. CLEC may establish CCS interconnections with PACIFIC either directly or through a third party. CCS interconnection, whether direct or by third party, shall be pursuant to the PACIFIC Bell/Nevada Bell CCS network interface specification document PUB L-780023-PB/NB, which will be updated to include interconnection interface specifications for unbundled signaling links and access to PACIFIC's STPs. The Parties will cooperate in the exchange of ISUP and Transaction Capabilities Application Part (TCAP) messages to facilitate full interoperability of CCS-based features between their respective networks, including all CLASS features and functions, to the extent each Party offers such features and functions to its own end users.

               6.2.3 PACIFIC's current CCS/5S7 Interconnect questionnaire will be revised to facilitate the exchange of routing and network architecture

                                                                    Attachment 6
                                                                              18


                        information between the Parties to provision unbundled signaling links and STP access. The Parties shall mutually exchange all S57 signaling parameters, including Calling Party Number (CPN), and procedures that are implemented within their SS7 networks as identified in the CCS/557 Interconnect questionnaire provided by PACIFIC's CLEC account team or other mutually agreed process. All privacy indicators of the Parties will be honored. Also, CLEC will provide their SS7 network node, address information and identify the SS7 services they request using the SS7 questionnaire.

               6.2.4 PACIFIC will make available to CLEC PACIFIC's signaling links and access to PACIFIC's STPs or access to PACIFIC's STPs with CLEC-provided signaling links to provide capability to support call set-up and to support CCS-based features being provided on the effective date of this Agreement. Signaling links will be provisioned at 56 Kbps, or at 1.5 Mbps if available.

               6.2.5. PACIFIC will provide CLEC with access through PACIFIC's STPs to the following elements connected to PACIFIC's SS7 network: (1) PACIFIC's SS7-capable End Offices and Access Tandem Switches; (2) third-party CLC switches;
                        (3) third-party CLC STPs, if the third-party CLC and PACIFIC have STP-to-STP interconnection; and (4) PACIFIC will provide CLC signaling links and/or access to PACIFIC's STPs for signaling between CLC's switches or between CLEC and third-party switches (including unbundled switching elements) when CLEC's and/or third-party's switches are interconnected to PACIFIC's SS7 signaling network.

               6.2.6. At CLEC's option, CLEC may connect its switches to PACIFIC's STPs by means of "A" link access and may connect CLEC STPs to PACIFIC's STPs by means of "D" link access. PACIFIC will designate the STP pair for interconnection, and CLEC will then designate the Signaling Point of Interconnection ("SPOI") within the STP pair.

               6.2.7. All "A" links provided by PACIFIC or CLEC will consist of two link sets, and "D" links will consist of four link sets.

               6.2.8. CLEC's SS7 links will be interconnected to PACIFIC's STPs in the same manner that PACIFIC connects its links to its own STPs. When CLEC connects its links to PACIFIC's STP a Port charge will apply as specified in Attachment 8; provided, when CLEC provides its own links it must access PACIFIC's STP Port through a collocation cage.

               6.2.9. PACIFIC will provide to CLEC all the signaling link functions, and all the Signaling Connection Control Point ("SCCP") functions that are deployed in PACIFIC's SS7 network.

                                                                    Attachment 6
                                                                              19


               6.2.10. PACIFIC's current CLC Handbook will be revised to include ordering and provisioning procedures for obtaining unbundled signaling links and/or STP access.

        6.3. Implementation Schedule and Rates. SS7 STP interconnection is available in PACIFIC access tariffs today.

               6.3.1 Implementation will include testing consistent with industry standards. Testing of SS7 interconnection shall include completion of all tests described in PACIFIC's CCS Network Interconnection Testing documents and defined by the Internetwork Interoperability Test Plan
                        (IITP). These tests shall serve as the minimum amount of testing required to ensure successful signaling network internetworking.

               6.3.2. Rates CLEC agrees to pay the signaling link charge and/or signaling port charge listed in Attachment 8.

        6.4    Call-Related Databases

               6.4.1.   Toll Free Service Database (800/888)

               6.4.2 General Description and Specifications of the Unbundled Element PACIFIC will provide access to its 800/888 database if CLEC requests such access from PACIFIC as described below.

               6.4.3.   Form of Access

                      6.4.3.1. CLEC's query access to PACIFIC's toll free
                               service database (800/888) will be via
                               interconnection at PACIFIC's Regional or Local STPs consistent with existing network interface specifications. Specific terms for routing Toll Free Services are addressed in Attachment 18. PACIFIC's current CLC Handbook will be revised to include ordering and provisioning procedures for obtaining access to PACIFIC's 800/888 database.

               6.4.4. Implementation Schedule Query access to 800/888 is available today in PACIFIC's access tariffs.

               6.4.5. Rates. CLEC agrees to pay the toll free service (800/888) database query rate(s) as specified in Attachment 8 when CLEC is the intraLATA service provider for the toll free service customer.

        6.5.   Line Information Databases ("LIDB")

               6.5.1. General Description and Specifications of the Unbundled Element PACIFIC will provide access to LIDB through interconnection at the STP. LIDB Service is provided by PACIFIC to support alternate billing

                                                                    Attachment 6
                                                                              20


                        services. LIDB provides access to billing validation data (calling card and billed number screening) which resides in PACIFIC's LIDB database for use with alternate billing services, such as Calling Card, Collect Calls, and Third Number Billing. LIDB will receive and respond to American National Standards Institute Signaling System 7 protocol queries as defined in Bellcore publication TR-TSV-000905, and PACIFIC publication PUBL-780023 PB/NB.

               6.5.2 At this time, PACIFIC has not implemented other LIDB features such as Calling Name or Domestic Cards. If PACIFIC offers Customer Name Address Message (CNAM) capability, PACIFIC will offer this service to CLEC.

               6.5.3.   Form of Access

                        6.5.3.1. CLEC's query access to PACIFIC's LIDB database
                                 will be via interconnection at PACIFIC's
                                 Regional or Local STPs consistent with existing network interface specifications.

                        6.5.3.2. If CLEC uses PACIFIC's LIDB, CLEC will send
                                 queries to LIDB from an Operator Service System
                                 (OSS).

                        6.5.3.3. PACIFIC's current CLC Handbook will be revised
                                 to include ordering and provisioning procedures for obtaining access to PACIFIC's LIDB database.

               6.5.4. Implementation Schedule Query access to LIDB will be available as of the Effective Date of this Agreement.

               6.5.5. Rates CLEC agrees to pay the LIDB rate as specified in Attachment 8.

        6.6    Advanced Intelligent Network Databases ("AIN")

               6.6.1    General Description and Specifications of the Unbundled
                        Element: CLEC may purchase the entire set of Advanced Intelligent Network ("AIN") features or functions, or any one or any combination of such features or functions, on a customer-specific basis. PACIFIC will provide CLEC with query access to AIN databases to support AIN services in two ways: from PACIFIC's unbundled switch element or resold line; from CLEC's own switch. PACIFIC will provide CLEC access to PACIFIC's End-Office triggers when CLEC purchases PACIFIC's LSNE and any available AIN services. AIN database access may not be used to access other PACIFIC databases.

               6.6.2 Form of Access. CLEC's query access to PACIFIC's AIN SCPs will be via interconnection at PACIFIC's Regional or Local STPs consistent

                                                                    Attachment 6
                                                                              21


                        with existing network interface specifications and using messages conforming with Bellcore's Technical Reference TR-NWT-001285. The requirements for these messages may be modified by AIN access mediation (specifications not yet available).

                      6.6.2.1 PACIFIC's current CLC Handbook will be revised to include ordering and provisioning procedures to obtain access to PACIFIC's AIN databases and/or End-Office capabilities.

               6.6.3 General Terms and Conditions. PACIFIC will require access mediation to prevent unauthorized changes or access to data resident in its AIN database. Such access mediation will also provide network management functions to prevent CLEC traffic overloads from interfering with PACIFIC's AIN SCP operation.

               6.6.4. Implementation Schedule for Query Access to AIN Using PACIFIC's Resold Basic Exchange Service Or PACIFIC's LSNE PACIFIC will make available such unbundled query access to AIN no later than March 31,1997. Implementation will include testing consistent with standards applicable to this database.

               6.6.5. Implementation Schedule for Query Access to AIN Using CLEC's Switch Through PACIFIC's STP Implementation of query access to AIN using CLEC's switch through PACIFIC's STP requires special work specific to each request, and therefore implementation shall occur on a case-by-case basis.

               6.6.6. Rates. CLEC agrees to pay the AIN rates as specified in Attachment 8.

7.      SERVICE MANAGEMENT SYSTEM ("SMS")

        7.1.   SMS For LIDB

               7.1.1 General Description and Specifications of the Unbundled Element. PACIFIC will provide access to the Service Management System for LIDB, referred to as the LIDB Administrative System (LIDB/AS) if CLEC requests such access. Access to LIDB/AS will allow CLEC to create, modify, update or delete the end user line information in PACIFIC's LIDB database for CLEC Customers when PACIFIC is the carrier of record in the LERG. For an CLEC end user, line information includes telephone number and preassigned calling card PIN and billed number screening data (collect and third number billing indicators). PACIFIC's LIDB updates are processed continuously through service order input to LIDB/AS, which then updates LIDB.

               7.1.2.   Form of Access

                                                                    Attachment 6
                                                                              22


                      7.1.2.1. PACIFIC will provide access to LIDB/AS in a
                               manner equivalent to how access is provided to PACIFIC itself. CLEC shall have the ability to create, modify, update, or delete information in LIDB through service order processing, generated through PACIFIC's Local Interconnection Service Center (LISC) or electronic service order entry.

                      7.1.2.2. In the event CLEC requires an emergency update to its end user line information in the LIDB database, CLEC will be directed to PACIFIC's Data Base Administration Center (DBAC) to process this request. The DBAC organization provides administrative support into LIDB/AS for PACIFIC's business office organizations. This is the same process used today by PACIFIC service representatives to initiate emergency updates to LIDB.

               7.1.3.   General Terms and Conditions

                      7.1.3.1. PACIFIC will process CLEC service order updates
                               to LIDB/AS in the same manner and time frames that such updates are processed for PACIFIC itself.

                      7.1.3.2. PACIFIC shall use the end user line information
                               of an CLEC subscriber only to update and maintain LIDB and not for any other purpose.

                      7.1.3.3. CLEC may create, update, modify, or delete end
                               user line information of its own subscribers through the issuance of service order activity. CLEC shall not create, update, modify, or delete end user line information of other carriers' end users.

                      7.1.3.4. PACIFIC and CLEC will comply with the Privacy of
                               Customer Information requirements of Section 222 of the Act, with respect to information obtained as a result of access to call related databases and associated SMSs described in this Agreement.

               7.1.4.   Implementation Schedule

                      7.1.4.1 CLEC may currently update end user line information in LIDB/AS through the service order process. PACIFIC Bell will make available the capability to allow provisioning and changes to preassigned Personal Identification Number (PIN) no later than March 31,1997.

               7.1.5. Rates The SMS for LIDB is included in the LIDB query rate specified in Attachment 8.

                                                                    Attachment 6
                                                                              23


        7.2.   SMS For AIN

               7.2.1 General Description and Specifications of the Unbundled Element

                      7.2.1.1 This product will allow CLEC to update AIN service data residing in PACIFIC's AIN network for use on the CLEC tines.

               7.2.2.   Form of Access

                      7.2.2.1 Access to AIN Service management will be provided via electronic file transfer of CLEC data to PACIFIC for entry by PACIFIC at one of PACIFIC's AIN administrative terminals as is currently used by PACIFIC for maintenance of AIN service and subscriber data. Electronic access to an AIN SMS system will be provided when that system is deployed according to the implementation schedule listed below.

               7.2.3. Rates. Included in the SMS query charge specified in Attachment 8.

               7.2.4. Implementation. PACIFIC will make access to AIN Service management available by March 31,1997.

        7.3    Access to the Service Creation Environment ("SCE") of the AIN
               Database

               7.3.1. General Description and Specifications of the Unbundled Element

                      7.3.1.1. PACIFIC will provide CLEC with access to
                               PACIFIC's AIN Service Creation Environment
                               ("SCE") for the creation and modification of AIN services. All AIN services may require testing in PACIFIC's AIN laboratory prior to deployment into the network. Testing will evaluate compatibility with PACIFIC's network nodes, interaction with other AIN, 800/888, Operator Services, and other switch-based features, and appropriate use of network resources.

               7.3.2. Form of Access. CLEC may choose among the following forms of access:

                      7.3.2.1. Under Option 1, CLEC provides PACIFIC with
                               documentation and logic design for the desired service. PACIFIC Bell personnel will operate the AIN SCE terminal to create the service as described by CLEC.

                      7.3.2.2. Under Option 2, CLEC personnel will operate
                               PACIFIC's SCE terminals themselves.

                                                                    Attachment 6
                                                                              24


                      7.3.4.3 Under Option 3, CLEC will develop service logic using CLEC's Bellcore SPACE platform and will transfer the file to PACIFIC for testing and deployment.

               7.3.3.   General Terms and Conditions

                      7.3.3.1. In all options described above, newly created or
                               modified services will be transferred to the AIN laboratory for testing prior to deployment into the network using the same tests currently performed on PACIFIC's AIN services.

               7.3.4.   Implementation Schedule for SCE

                      7.3.4.1. PACIFIC will make Option 1 available no later
                               than March 31,1997.

                      7.3.4.2. PACIFIC will make Option 2 available when
                               partitioning of PACIFIC's SCE is available.

                      7.3.4.3. PACIFIC will make Option 3 available no later
                               than March 31,1997.

               7.3.5. Rates. Rates for all Options shall be as specified in Attachment 8.

8.      OPERATOR SERVICES

        8.1.   General Description and Specifications of the Unbundled Element

               8.1.1. Unbundled Operator Services allows CLEC to offer intraLATA operator assistance services to its end user customers using PACIFIC's Operators on an unbundled basis.

               8.1.2. PACIFIC Operator Services provides the calling party with general assistance, assistance in completing intraLATA calls, and a means to alternately bill calls by dialing 0- or 0+, as follows:

                      8.1.2.1 IntraLATA call completion services include Station-to-Station, Person-to-Person, connection to DA, dialing assistance for trouble conditions, and transfers to repair services;

                      8.1.2.2 Alternate billing services include Station Collect, Station Billed to Third Number, Station Calling Card, Person Collect, Person Billed to Third Number, and Person Calling Card.

                      8.1.2.3 General assistance calls include general assistance (e.g., time and area code requests), dialing instructions, Busy Line Verification, Busy Line Interrupt, credit requests (wrong number, etc.),

                                                                    Attachment 6
                                                                              25


                               emergency assistance, disabled customer
                               assistance, IXC requests (customer will be referred to "00"), and language assistance in Spanish.

               8.1.3. Branding. Whenever PACIFIC provides Operator Services on behalf of CLEC, at CLEC's option, PACIFIC will brand the call as an CLEC call, where technically feasible. Where not technically feasible, such calls will be unbranded.

        8.2.   Form of Access

               8.2.1. Trunking. If CLEC purchases the Operator Services unbundled element, CLEC may either provision its own trunk group or order unbundled common or dedicated Operator Services trunks from PACIFIC to connect from an End Office(s) to PACIFIC's DMS 200 TOPS switch. These dedicated one-way trunk groups will conform to Modified Operator Services Signaling ("MOSS") or Exchange Access Operator Services Signaling ("EAOSS").

                      8.2.1.1. "0" and "0+" Access. If CLEC purchases the
                               Operator Services unbundled element, PACIFIC will permit CLEC's local exchange customers to connect to PACIFIC's Operator Services by dialing "0," or "0" plus the desired intraLATA telephone number.

               8.2.2. On CLEC to TOPS trunk group, PACIFIC will complete intraLATA 0-, 0+, and 1+ coin dialed traffic only

               8.2.3. With ANI 07 and ANI 06 signaling, PACIFIC will perform all necessary switch translations in the DMS 200 TOPS switch in order to provide billing restrictions. Call screening and billing restrictions are provided by using Automatic Number Identification (ANI) and screening codes. CLEC must provide timely screening data updates using Operator Services Screen Code Assignment List.

               8.2.4. PACIFIC will access PACIFIC's LIDB for CLEC's customers on an as-needed basis to obtain:

                      8.2.4.1  Billing telephone number;

                      8.2.4.2 Associated billing restrictions using PACIFIC's screen code categories; and

                      8.2.4.3  Adds, deletes, and changes.

               8.2.5    Switching and Signaling

                                                                    Attachment 6
                                                                              26


                      8.2.5.1 MOSS or EAOSS signaling are required. Documents providing the signaling interface between CLEC EO and TOPS are found in TR144 and TR506.

                      8.2.5.2 Where MOSS is selected, CLEC must order separate trunk groups for each NPA served.

                      8.2.5.3. CLEC must also have a point of presence ("POP")
                               at PACIFIC's DMS 200 switch within each LATA served by CLEC.

                      8.2.5.4. In LATAs 722, 724, and 730, CLEC may select any
                               of PACIFIC's DMS 200 TOPS switches as its POP.

               8.2.6. Billing records will be recorded at the TOPS switch and billing detail will be passed to CABS. Detailed billing records will be passed to CLEC for end user billing.

                      8.2.6.1 AMA billing will be created at the selected DMS 200 TOPS switch. These records will be created in Expanded Bellcore AMA Format ("EBAF") Phase 2.

                      8.2.6.2 Billing will be based on operator work seconds as specified in Attachment 8.

               8.2.7 For customer rate quote requests, PACIFIC's operators will provide rating information if CLEC concurs with PACIFIC's rates; if CLEC does not concur in PACIFIC's rates, rate quote requests will be handled per Section
                        4.3.1.3 of Attachment 5.

        8.3.   General Terms and Conditions

               8.3.1. If CLEC purchases the Operator Services unbundled element, PACIFIC will provide CLEC nondiscriminatory access to PACIFIC's Operator Services. The service level, including any dialing delays, of the Unbundled Operator Service provided to CLEC shall be at parity with the Operator Service provided by PACIFIC to its own customers.

               8.3.2. BLV and BLVI. PACIFIC will offer operator-to-operator BLV and BLVI to CLEC on a nondiscriminatory basis, in accordance with LERG instructions. CLEC OS requires that a reciprocal BLV/BLVI network be established between PACIFIC and CLEC.

               8.3.3 Operator-Assisted Calls to DA ("OADA"). PACIFIC will offer OADA to CLEC on a nondiscriminatory basis. OADA refers to the situation in which a customer dials "0" and asks the operator for DA; in such situations, the customer is automatically transferred to a DA operator. In

                                                                    Attachment 6
                                                                              27


                        providing OADA to CLEC, PACIFIC will connect CLEC's end user customer to PACIFIC's DA operators, and PACIFIC will charge CLEC as specified in Attachment 8.

               8.3.4. PACIFIC shall not be obligated, under any circumstances, to provide call handling methods or credit card or other alternate billing arrangements that are different from those PACIFIC provides to itself or its affiliates.

               8.3.5. PACIFIC shall have no duty, apart from factors within PACIFIC's control, to ensure that CLEC's customers can in fact access PACIFIC's Operator Services.

        8.4.   Implementation Schedule

               8.4.1. PACIFIC will make available unbundled Operator Services no later than April 30, 1997.

        8.5. Rates CLEC will pay the rates for Operator Services as specified in Attachment 8.

9.      DIRECTORY ASSISTANCE SERVICES

        9.1.   General Description and Specifications of the Unbundled Element

               9.1.1. PACIFIC's unbundled Directory Assistance Service provides unbundled Directory Assistance ("DA") services to CLEC by utilizing PACIFIC's DA database. This service includes PACIFIC's listed customers and listings supplied to PACIFIC for DA use by other carriers. This DA service shall be provided at parity with PACIFIC DA service and will utilize the same Directory Listing source of information as PACIFIC uses for its own DA service. PACIFIC's unbundled DA has the following service attributes:

                        9.1.1.1 Database and retrieval system for PACIFIC's DA Operator use;

                        9.1.1.2 Retrieval of listed telephone number and address information for residence, business, and government listings, requested by locality and name, or a report that the number is not available;

                        9.1.1.3  Up to three search requests per call;

                        9.1.1.4. Area code information for the United States and
                                 Canada:

                        9.1.1.5. Exchange locality information for California;

                        9.1.1.6. Use of Automated Response Unit for number
                                 quotation;

                                                                    Attachment 6
                                                                              28


                        9.1.1.7 Express Call Completion at parity with what PACIFIC provides for itself or its affiliates.

                        9.1.1.8. PACIFIC's DA is available on a statewide basis
                                 (throughout California) or by individual NPA.

                        9.1.1.9. PACIFIC's DA provides telephone numbers and
                                 address information within the State of
                                 California only.

               9.1.2. Nondiscriminatory Access to Directory Listings PACIFIC
                      will provide CLEC with nondiscriminatory access to PACIFIC's directory listings for DA applications. CLEC shall pay PACIFIC for the cost of the transfer media (magnetic tape), plus PACIFIC's reasonable costs for preparation and shipping of the magnetic tape. PACIFIC will not permit CLEC to have access to PACIFIC's unlisted customer names or unlisted customer telephone numbers.

        9.2.   Form of Access

               9.2.1. Access to Unbundled DA Services. PACIFIC will provide CLEC nondiscriminatory access to PACIFIC's DA Services. The service level, including any answer delays, of the Unbundled DA Service provided to CLEC shall be at parity with the DA Service provided by PACIFIC to its own customers.

               9.2.2. Trunking Access to PACIFIC DA may be provided either through PACIFIC's access tandem or by dedicated trunking from End Office and routed to the appropriate DA center Where CLEC uses trunking from an CLEC End Office to PACIFIC's access tandem, using local interconnection trunks at PACIFIC's tandem, CLEC must convert all "411" dialed calls to NPA 555-1212 prior to delivery to the tandem as shown in the LERG.

               9.2.3. Transport If CLEC has purchased PACIFIC's unbundled DA
                      Services element, directory transport may, at the option of CLEC, be provided from where the home NPA access tandem is, or from an access tandem mutually negotiated with CLEC. PACIFIC will not provide transport across LATA boundaries.

        9.3.   General Terms and Conditions

               9.3.1. Branding Whenever PACIFIC provides DA services on behalf of CLEC, at CLEC's option, PACIFIC will brand the call as an CLEC call, where technically feasible. Where not technically feasible, such calls will be unbranded.

                                                                    Attachment 6
                                                                              29


               9.3.2. Unlisted Information If CLEC has purchased PACIFIC's unbundled DA Services element, PACIFIC emergency operators will provide emergency assistance regarding unlisted customers on an equal basis as PACIFIC does to its customers

               9.3.3. CLEC shall not have access to PACIFIC's customers'
                      unlisted telephone numbers.

               9.3.4. Confidentiality of CLEC's DA and Non-Published Listings
                      PACIFIC will accord CLEC's DA and Non-Published listing information the same level of confidentiality that PACIFIC accords its own DA and Non-Published listing information.

               9.3.5. DA Call Completion Service In conjunction with the
                      provision of unbundled DA service to CLEC, PACIFIC will provide DA Call Completion Service (which is comparable in every way to the DA Call Completion Service PACIFIC makes available to its own end users) in those areas where DA Call Completion Service is generally available and where facilities permit.

               9.3.6 If CLEC purchases PACIFIC's unbundled DA Services element, PACIFIC's contact with CLEC's end user customers shall be limited to that effort required to process CLEC's end user customers' requests for DA services. PACIFIC will not transfer, forward, or redial an CLEC's end user customer's call to any other location for any purpose other than the provision of DA to the customer.

               9.3.7. CLEC DA service quality will be equal to that which
                      PACIFIC provides to its own DA customers.

               9.3.8. Billing

                      9.3.8.1    Billing will be handled by CABS.

                      9.3.8.2 PACIFIC will bulk-bill CLEC, with no detailed records. CLEC shall be responsible for billing its end users for this service. All bills for CLEC DA will reflect a per-call charge and the applicable transport charges.

                      9.3.8.3 PACIFIC will not credit CLEC for customer requests that are not found in the DA database.

                      9.3.8.4 All DA calls will be billable to CLEC, except as specifically mentioned herein.

                                                                    Attachment 6
                                                                              30


        9.4 Implementation Schedule Unbundled DA services will be available as of April 30,1997. Unbundled directory listings specified in
               Section 9.1.2 are available on the Effective Date of this Agreement.

        9.5    Rates CLEC agrees to pay for DA services per Attachment 8.

10.     OPERATING SUPPORT SYSTEMS

        10.1   General Terms and Conditions

               10.1.1 PACIFIC will provide unbundled access to its Operating
                      Support Systems (OSS) consistent with the requirements of the Act, and implementing regulations, this Agreement and its applicable Attachments.

               10.1.2 The specific requirements for OSS are found in Attachments
                      5, 11, 12, 13 and 14.

        10.2 Implementation Schedule PACIFIC will make 055 available pursuant to the schedule set forth in Attachments 5, 11, 12, 13 and 14.

        10.3   Rates CLEC agrees to pay OSS rates as specified in Attachment 8.

11.     STANDARDS FOR NETWORK ELEMENTS

        11.1 If one or more of the requirements set forth in this Agreement are in conflict, CLEC shall elect which requirement shall apply.

        11.2 Each Network Element and the interconnections between Network Elements provided by PACIFIC to CLEC shall be at least equal in the quality of design, performance, features, functions and other characteristics, including but not limited to levels and types of redundant equipment and facilities for power, diversity and security, that PACIFIC provides in PACIFIC network to itself, PACIFIC's own customers, to a PACIFIC affiliate or to any other entity.

        11.3 In the event that CLEC reasonably believes that the requirements of this Attachment 6 are not being met, the Parties will meet and confer concerning such engineering, design, performance and other network data, which may be necessary to cure any engineering, design performance of implementation deficiency. In the event that such data indicates that the requirements of this Attachment 6 are not being met, PACIFIC shall cure any such deficiency as soon as possible.

        11.4. Subject to this Agreement and its Attachments, PACIFIC agrees to work cooperatively with CLEC to provide Network Elements that will meet CLEC's needs in providing services to its customers.

               11.5. If PACIFIC makes available to itself or any of its end user customers an expedited or priority provisioning capability for Network Elements and interconnections

                                                                    Attachment 6
                                                                              31


               between Network Elements, then Pacific will make such capability available to CLEC on a non-discriminatory basis.

                                  ATTACHMENT 7

                          NETWORK ELEMENT COMBINATIONS

              ATTACHMENT 7: NETWORK ELEMENT COMBINATIONS (NOTE 9)

                                                                                            FIRST
COM       NOTE 4          NOTE 1     NOTE 8           TANDEM    SIGNALING              DA/  ORDER
BO   NID   LOOP   EISCC   SWITCH   TRANSPORT   DCS  SWITCHING     LINKS      STP  SCP  OS    DATE      COMMENTS
---  ---  -----   -----   ------   ---------   ---  ---------   ---------    ---  ---  --   -------    ---------------------------
1.    X     X       X                                                                       3/31/97
2.    X     X                X                                                              4/30/97
3.    X     X                          X        X                                           3/31/97    If MUXing, USSC or D4 req'd
4.    X     X                          X                                                    3/31/97    If MUXing, USSC or D4 req'd
5.                           X         X                                                    4/30/97    Opt. B & C. Note 2
6.                  X        X                                                              4/30/97    Opt. B & C. Note 2
7.                                                                  X         X             3/31/97
8.                  X        X                                      X         X             4/30/97
9.                  X        X                                                          X   4/30/97    Opt. B & C, FG-D
10.                                                                           X         X   4/30/97    Note 2 & 5, Opt. B & C
11.                 X        X                                      X         X         X   4/30/97    Note 2 & 5, Opt. B & C
12.                          X                                      X                       4/30/97    Note 6
13.                          X         X                            X         X             4/30/97
14.                          X         X                            X         X    X        4/30/97    Note 3
15.                          X         X                                                     Note 2    Opt. C
16.                                    X        X                                            Note 2
17.                          X         X        X                   X         X              Note 2
18.                          X         X        X                   X         X    X         Note 2
19.                          X         X        X                   X         X             4/30/97
20.                          X                                      X                       4/30/97    Note 6
21.                          X                                      X         X    X        4/30/97    Opt. A only, Opt. B & C
                                                                                                       require transport, note 3
22.                          X         X                X                                   5/31/97
23.                          X         X                X                                   5/31/97    Note 6
24.                          X         X                X           X                       5/31/97
25.                          X         X                X           X                       5/31/97    Note 3
26.                          X                  X                   X                        Note 2
27.                          X                  X                                           4/30/97    Note 6
28.                          X                  X                   X         X    X        4/30/97    Opt. A only, Opt. B & C
                                                                                                       require transport, note 3
29.                          X         X        X       X                                    Note 2
30.                          X         X        X       X           X                       5/31/97    Note 6
31.                          X         X        X       X           X         X              Note 2

----------

Note 1: Switching column: Refers to Option A unless combined with EISCC, Transport, DCS or DA/OS.

Note 2: Available coincident with unbundled switching Option C which is presently not technically feasible.

Note 3: Query access to LIDB, 800 & AIN.

Note 4: Loop column: for 2-wire analog (basic & assured), 2-wire digital (ISDN), 4-wire digital (1.544 mbps), 4-wire analog (basic & assured) & 2-wire copper (two types).

Note 5: OS must use MOSS signaling prior to ILP (2-PIC) deployment. With ILP, OS can then go to FG-D (MF or SS7) if the subscriber's line is pre-subscribed to CLEC for intra-LATA traffic. DA requires MOSS if it goes to OS trunking, but FG-D cannot support 411 (3-digit).

Note 6: STP port access must be ordered on a separate order.

Note 7: Applies to CLEC Operator Service & DA with unbundled switching Options B & C.

Note 8: Transport column: Dedicated, Common, shared, entrance facilities, all transmission rates.

Note 9: All dates are contingent on CLEC's commitment to pay the development costs of each requested combination. Such commitment must be made for each requested combination before 1/31/97.

                                                                                                 FIRST
COM         NOTE          NOTE 1    NOTE 8           TANDEM    SIGNALING                  DA/    ORDER
BO    NID   LOOP   EISCC  SWITCH  TRANSPORT   DCS   SWITCHING    LINKS      STP    SCP     OS     DATE      COMMENTS
---   ---   ----   -----  ------  ---------   ---   ---------  ---------    ---    ---    ---    -------    ------------------
32.                          X        X        X        X          X         X      X             Note 2
33.                          X        X                                                    X     4/30/97    Opt. B & C. Note 2
34.                          X        X                            X                       X     4/30/97    Note 5
35.                          X        X                            X         X             X     4/30/97    Note 5
36.                          X        X                            X         X      X      X     4/30/97    Note 5
37.                          X        X        X                                           X      Note 2
38.                          X        X        X                   X                       X     4/30/97    Note 5
39.                          X        X        X                   X         X             X     4/30/97    Note 5
40.                          X        X        X                   X         X      X      X     4/30/97    Note 5
41.                          X                                     X         X             X     4/30/97    Note 5
42.                          X                                     X                       X     4/30/97    Notes 5 & 6
43.                          X                                     X         X      X      X     5/31/97    Notes 3 & 5
44.                          X        X                 X                                  X     5/31/97    Note 7
45.                          X        X                 X          X                       X     5/31/97    Notes 5 & 6
46.                          X        X                 X          X         X             X     5/31/97    Notes 5 & 6
47.                          X        X                 X          X         X      X      X     5/31/97    Notes 3 & 5
48.                          X                 X                   X         X             X     5/31/97    Note 5
49.                          X                 X                   X                       X     5/31/97    Notes 5 & 6
50.                          X                 X                   X         X      X      X     5/31/97    Note 5
51.                          X        X        X        X                                  X     5/31/97    Note 7
52.                          X        X        X        X                                  X     5/31/97    Notes 5 & 6
53.                          X        X        X        X                    X             X     5/31/97    Note 5
54.                          X        X        X        X                    X      X      X     5/31/97    Note 5

Note 1: Switching column: Refers to Option A unless combined with EISCC, Transport, DCS or DA/OS.

Note 2: Available coincident with unbundled switching Option C which is presently not technically feasible.

Note 3: Query access to LIDB, 800 & AIN.

Note 4: Loop column: for 2-wire analog (basic & assured), 2-wire digital (ISDN), 4-wire digital (1.544 mbps), 4-wire analog (basic & assured) & 2-wire copper (two types).

Note 5: OS must use MOSS signaling prior to ILP (2-PIC) deployment. With ILP, OS can then go to FG-D (MF or SS7) if the subscriber's line is pre-subscribed to CLEC for intra-LATA traffic. DA requires MOSS if it goes to OS trunking, but FG-D cannot support 411 (3-digit).

Note 6: STP port access must be ordered on a separate order.

Note 7: Applies to CLEC Operator Service & DA with unbundled switching Options B & C.

Note 8: Transport column: Dedicated, Common, shared, entrance facilities, all transmission rates.

Note 9: All dates are contingent on CLEC's commitment to pay the development costs of each requested combination. Such commitment must be made for each requested combination before 1/31/97.

                                  ATTACHMENT 8

                                     PRICING

                                                                    ATTACHMENT 8
                                                                          Page 2

                                  ATTACHMENT 8
                                     PRICING


1.       LOCAL SERVICES RESALE

         The prices charged to CLEC for resold Local Service shall be calculated using the avoided cost discount set forth herein. The interim wholesale discount shall be [**] off the applicable retail rate for all PACIFIC services subject to resale. The interim discount shall remain in effect until the Commission determines a different wholesale discount in any proceeding subsequent to the Effective Date of this Agreement. Once so determined by the Commission, said different wholesale discount shall apply instead of the interim discount for the remaining Term of this Agreement.

         The prices shall be based on PACIFIC's retail rates applicable on the Effective Date, less the applicable discount. If PACIFIC changes its retail rates after CLEC executes this Agreement, the applicable discount shall be applied to the changed retail rates from the time such changes become effective.

         1.1.     Non-recurring Charges for Total Services Resale

                  1.1.1 Non-recurring charge(s) shall be based on PACIFIC's retail rates less the applicable discount.

                  1.1.2 Notwithstanding Section 1.1.1, unless changed by the Commission, PACIFIC shall NOT charge any non-recurring charges to switch a customer from PACIFIC's retail service to CLEC resold service. PACIFIC may track its one-time, non-recurring service order costs and seek recovery of these costs in an appropriate Commission proceeding, which CLEC shall have the right to contest. In addition, the Parties disagree whether the "no change-over charge" for resold services specified in this section should apply in the following circumstances: (1) when CLEC moves an existing Link customer (be it an existing CLEC Link customer or that of another CLC) to resold Local Service; (2) when CLEC moves an existing resold customer of another CLC to CLEC's service. For the customer movement identified in the previous sentence, PACIFIC may track its non-recurring provisioning costs and its one-time non-recurring service order costs and seek recovery of these costs in an appropriate Commission proceeding, which CLEC shall have the right to contest

2.       UNBUNDLED NETWORK ELEMENTS

         The prices charged to CLEC for Network Elements are as specified in Appendix A to this Attachment. The prices listed in the Appendix are interim prices only and are subject to change to conform with the rate for unbundled Network Elements and non-recurring charges adopted by the Commission subsequent to the Effective Date of this Agreement.


--------------
[**] Pursuant to a request for confidential treatment, price information in this document has been omitted and separately filed with the Securities and Exchange Commission.

                                                                    ATTACHMENT 8
                                                                          Page 3



         Once the Commission-determined prices are adopted, said prices will be substituted for the interim prices and shall apply for the remainder of the Term of this Agreement.

3.       COLLOCATION

         On an interim basis, the rates contained in PACIFIC's Schedule Cal. P.U.C. Tariff No. 175-T, Section 16, and FCC Tariff No. 128, Section 16, shall apply. Any collocation rates determined by the Commission subsequent to the Effective Date of this Agreement shall replace such interim rates.

4.       INTERCONNECTION SERVICES

         PACIFIC will make interconnection arrangements available at all collocated locations. CLEC may choose to deliver both local and intraLATA toll traffic over the same trunk group(s). With respect to the previous sentence, CLEC will provide PACIFIC with the Percent Local Usage (PLU) factor to facilitate billing of the local interconnection rate. CLEC's PLU determination shall be subject to reasonable audit by PACIFIC pursuant to Section 11 of this Agreement.

         Prices and terms for interconnection services are specified in Attachment 18 and Appendix 1 to this Attachment 8, including, without limitation, the calculation of applicable charges for the completion of toll and local traffic when PACIFIC's LSNE is used, the manner for determining when reciprocal compensation applies for the exchange of local traffic, and the reciprocal compensation rates for local and toll traffic.

5.       RIGHTS OF WAY, CONDUITS AND POLE ATTACHMENTS

         CLEC shall pay PACIFIC a fee consistent with 47 U.S.C. Section 224 and FCC and Commission regulations thereunder for placement of CLEC's facilities in or on PACIFIC's poles, conduits, or rights of way. The Parties shall mutually agree on such fee and in the event of any dispute, will use the Alternative Dispute Resolution process set forth in Attachment 3. Such fee is subject to change, pursuant to Section 9.3 of this Agreement, in the event the FCC issues new rules or the Commission adopts rules setting forth a new methodology.

6.       OTHER

         The following prices also shall apply:

         - E911 (when CLEC orders this service as a facilities-based carrier): PACIFIC's tariff rates shall apply as set forth in
                  Exhibit 1 to this Attachment 8.

         - PACIFIC shall provide RCF to CLEC pursuant to the terms of the DNCF tariff (including any modification subsequently adopted by the Commission) filed by PACIFIC, except that the Parties
                  (a) shall establish accounts to track

                                                                    ATTACHMENT 8
                                                                          Page 4



                  their own costs of providing INP pursuant to this Agreement and (b) agree to recover such costs consistent with FCC and Commission requirements at such time as such requirements are established. Until any FCC or Commission order establishes a different cost recovery mechanism, a "bill and keep" arrangement will apply to the ported segment of any ported call between the Porting Party's switch and the Ported-to Party's switch.

         - References to PACIFIC's Switched and Special Access tariffs or service shall mean the rates in PACIFIC's intrastate (Cal. Schedule PUC 175-T) or interstate (FCC No. 128) access tariffs, as applicable, shall apply.

         - Warm line transfer: Where the Parties have agreed that CLEC will pay PACIFIC for warm line transfer, PACIFIC's tariffed rate for this service shall apply.

         - Centrex Assumed Dial 9: PACIFIC's tariffed rate for this service shall apply.

         These rates shall remain in effect until the Commission determines different rates in any proceeding subsequent to the Effective Date of this Agreement. Once so determined by the Commission, said different rates shall apply instead of the rates set forth herein for the remaining Term of this Agreement.

7.       IMPLEMENTATION COST RECOVERY

         The Parties disagree whether or in what amount PACIFIC should charge CLEC for implementation costs and service quality in excess of parity incurred as a result of requests to establish and provide interconnection services, Local Services, Network Elements or Combinations. PACIFIC shall track all such costs and propose recovery of same to the Commission. To the extent granted by the Commission, CLEC shall pay such costs as ordered by the Commission. CLEC is free to contest PACIFIC's right to recover any such costs and/or what its share of such costs should be.

8.       TO BE DETERMINED

         In this Agreement, rates for certain services, Network Elements and Combinations are specified as "To Be Determined" (TBD). In addition, numerous provisions of this Agreement refer to prices set forth in Attachment 8. In the event of such a reference in this Agreement where there is no corresponding price in this Attachment 8, it shall be deemed to be TBD. With respect to all TBD prices, prior to CLEC ordering any such TBD items, the Parties shall meet and confer to establish a price. If no agreement is reached, the Parties shall refer any disputes to the Alternative Dispute Resolution process set forth in Attachment 3. Any rates set in arbitration shall be subject to modification by any subsequent decision of the Commission. CLEC shall be responsible for payments of any such rates so established as ordered in arbitration or by the Commission.

                                                                    ATTACHMENT 8
                                                                          Page 1


---------------------------------------------------------------------------------------------------------------------------------
                                   Monthly       Service Order          Connect             Disconnect          Change Order
     NETWORK ELEMENTS             Recurring    Initial  Additional  Initial  Additional  Initial  Additional  Initial  Additional
---------------------------------------------------------------------------------------------------------------------------------
LOOP

    Weighted 2 - Wire Basic Link
    Weighted 4 - Wire Basic Link
    Assured
    ISDN Option
    Digital Link - 1.544 Mbps
    PBX
    Cain

NETWORK INTERFACE DEVICE

LOCAL SWITCHING CAPABILITY
    Ports

    2-Wire Port
    Cain Port
    Centrex Port
      Centrex System
      Establishment                    [**]           [**]               [**]                [**]                [**]
    ISDN Port
    DID Port
      DID Number Block
    Hunting - Business
    DS-1 Line Port

    Ports Combined with Loop
    Ports (All)

    Vertical Features
      (Weighted Avg.)
    Call Forwarding Variable
    Busy Call Forwarding
    Delayed Call Forwarding
    Call Waiting
    Three Way Calling
    Call Screen
    Message Waiting Indicator
    Repeat Dialing
    Call Return
    Call Forwarding Busy/Delay
    Remote Call Forwarding
      (Weighted Avg.)
    Other Vertical Features
---------------------------------------------------------------------------------------------------------------------------------


-----------------------

[**] Pursuant to a request for confidential treatment, price information in this document has been omitted and separately filed with the Securities and Exchange Commission.

                                                                    ATTACHMENT 8
                                                                          Page 1


---------------------------------------------------------------------------------------------------------------------------------
                                   Monthly       Service Order          Connect             Disconnect          Change Order
     NETWORK ELEMENTS             Recurring    Initial  Additional  Initial  Additional  Initial  Additional  Initial  Additional
---------------------------------------------------------------------------------------------------------------------------------
    Basic Switching Functions
    Interoffice - Originating
      Setup per Attempt
      MOU
    Interoffice - Terminating
      Setup per Call
      MOU
    Interoffice
      Setup per Call
      MOU
    Tandem Switching
      Setup per Call
      MOU
   INTEROFFICE TRANSMISSION
   Trunk Port Termination
      End Office Dedicated DS 1 Port
      Tandem Dedicated DS 1 Port
   CLC Switched Service Establishment
      1AESS                           [**]            [**]                [**]                 [**]                 [**]
      5ESS
    DMS100
   Common Transport
    Zone 1
     Fixed Mileage
     Variable Mileage
    Zone 2
     Fixed Mileage
     Variable Mileage
    Zone 3
     Fixed Mileage
     Variable Mileage
    Zone 4
     Fixed Mileage
     Variable Mileage
   Dedicated Transport
       Voice Grade Dedicated Transport
    Zone 1
     Fixed Mileage
     Variable Mileage
    Zone 2
     Fixed Mileage
     Variable Mileage
    Zone 3
     Fixed Mileage
     Variable Mileage
    Zone 4
     Fixed Mileage
     Variable Mileage
       DS1 Dedicated Transport
    Zone 1
     Fixed Mileage
     Variable Mileage
    Zone 2
     Fixed Mileage
     Variable Mileage
    Zone 3
     Fixed Mileage
     Variable Mileage
    Zone 4
     Fixed Mileage
     Variable Mileage
       DS3 Dedicated Transport
---------------------------------------------------------------------------------------------------------------------------------


-----------------------

[**] Pursuant to a request for confidential treatment, price information in this document has been omitted and separately filed with the Securities and Exchange Commission.

                                                                    ATTACHMENT 8
                                                                          Page 3



    Zone 1
     Fixed Mileage
     Variable Mileage
    Zone 2
     Fixed Mileage
     Variable Mileage
    Zone 3
     Fixed Mileage
     Variable Mileage
    Zone 4
     Fixed Mileage
     Variable Mileage
---------------------------------------------------------------------------------------------------------------------------------

                                                                    ATTACHMENT 8
                                                                          Page 4


---------------------------------------------------------------------------------------------------------------------------------
                                   Monthly       Service Order          Connect             Disconnect          Change Order
     NETWORK ELEMENTS             Recurring    Initial  Additional  Initial  Additional  Initial  Additional  Initial  Additional
---------------------------------------------------------------------------------------------------------------------------------
   Shared Transport
    Zone 1
     Fixed Mileage
     Variable Mileage
    Zone 2
     Fixed Mileage
     Variable Mileage
    Zone 3
     Fixed Mileage
     Variable Mileage
    Zone 4
     Fixed Mileage
     Variable Mileage

   MULTIPLEXING
    DS0/DS1 MUX
    DS1/DS3 MUX
    DCS                            [**]            [**]                [**]                 [**]                 [**]

    USCC

   SIGNALING SYSTEM (SS7)

    STP Port
    SS7 Link
    Link Mileage
    800 Database
    LIDB Query


   OPERATOR SERVICES & DA
    Directory Assistance Per Call
    Operator Services Per Work Sec

   COLLOCATION
    EISCC Combined with Loop
      Basic
      DS0
      DS1
      DS3

    EISCC
      Basic
      DS0
      DS1
      DS3

    Entrance Facilities
    2-Wire Voice
    4-Wire Voice
    DS-1
    DS-3 w/equip
    DS-3 w/o equip
---------------------------------------------------------------------------------------------------------------------------------


-----------------------


[**] Pursuant to a request for confidential treatment, price information in this document has been omitted and separately filed with the Securities and Exchange Commission.

                                                                    ATTACHMENT 9
                                                                          Page 1




                                  ATTACHMENT 9

                     ACCESS TO VERIGATE, LEX AND OPERATIONS
                                 SUPPORT SYSTEMS

                                                                    ATTACHMENT 9
                                                                          Page 2



                                  ATTACHMENT 9
              ACCESS TO VERIGATE AND LEX OPERATIONS SUPPORT SYSTEMS


1.       GENERAL CONDITIONS

         1.1 This Attachment sets forth the terms and conditions under which PACIFIC provides access to three of PACIFIC'S operations support systems
(OSS) "functions" to CLEC for pre-ordering, ordering and order statusing, VeriGate and LEX respectively.

         1.2 CLEC agrees to utilize VeriGate and LEX as described herein, only for the purposes of establishing and maintaining Resale services or UNEs through PACIFIC. CLEC agrees that the ordering interface will only support those Resale and UNE services for which industry standard ordering conventions have been adopted by the OBF. and implemented by PACIFIC. In addition, CLEC agrees that such use will comply with the summary of SBC's Operating Practice 113, as attached to this Attachment and the User ID request form. The Alternative Dispute Resolution (ADR) process set forth in Attachment 3 shall apply to any issues which arise under this Attachment 9, including any alleged non-compliance with these security guidelines.

         1.3      CLEC's access to pre-order functions described in 2.2.2 and
2.3.2 will be governed by Sections 5.5 of Attachment 5 to this Agreement for Resale services. and by Section 5.2 of Attachment 11 to this Agreement for UNE services.

         1.4 By utilizing the electronic interfaces described herein to access OSS functions, where CLEC has direct ordering capability, CLEC agrees not to knowingly alter any applicable Resale rates and charges where they are subject to the terms of this Agreement and applicable PACIFIC tariffs or PACIFIC UNE rates and charges per the terms of this Agreement. CLEC agrees to use reasonable business efforts to submit orders that are correct and complete. Pacific will use reasonable business efforts to reject for processing CLEC orders which are not correct and complete. The Parties agree to conduct internal and independent reviews for accuracy. The audit rights in Section 11 of the Agreement shall apply.

         1.5 The Information Services (I.S.) Call Center provides a technical support function for the OSS interfaces described in this Attachment. CLEC will also provide a single point of contact for technical issues related to the electronic interfaces.

         1.6 PACIFIC and CLEC will establish interface contingency plans and disaster recovery plans for the OSS interfaces described in this Attachment.

         1.7 The Parties agree that the Change Management Process agreed to and documented under the auspices of the CPUC OSS 011 will be used to manage changes to LEX and Verigate.




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                                                                    ATTACHMENT 9
                                                                          Page 3



2.       PRE-ORDER

         2.1 Where available to Pacific, PACIFIC will provide real time access to pre-order functions to support CLEC ordering of Resale services and UNE via the electronic interfaces described herein. The Parties acknowledge that ordering requirements necessitate the use of current, real time pre-order information to accurately build service orders. The following lists represent pre-order functions that are available to CLEC.

         2.2      Pre-ordering functions for Resale include:

                  2.2.1 features and services available at a valid service address (as applicable):

                  2.2.2    access to customer proprietary network information
                           (CPNI) for PACIFIC retail or resold services for pre-ordering will include: billing name service address. billing address. service and feature subscription, directory listing information, long distance carrier identity, and pending service order activity. CLEC agrees to comply with the conditions as described in Section 5.5 of Attachment 5 to this Agreement;

                  2.2.3 a telephone number (if the end user does not have one assigned) with the end user on-line;

                  2.2.4    service availability dates to the end user;

                  2.2.5    information regarding whether dispatch is required:

                  2.2.6 Primary Interexchange Carrier (PIC) options for intraLATA toll (when available) and interLATA toll:

                  2.2.7    service address verification.

         2.3      Pre-ordering functions for UNE include:

                  2.3.1 features and services available at a valid service address (as applicable);

                  2.3.2    access to customer proprietary network information
                           (CPNI) for PACIFIC retail or resold services for pre-ordering will include: billing name, service address, billing address, service and feature subscription, directory listing information, long distance carrier identity, and pending service order activity. CLEC agrees to comply with the conditions as described in Section 5.2 of Attachment 11 to this Agreement for UNE services;

                  2.3.3 a telephone number (if the end user does not have one assigned) with the end user on-line;

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                                                                    ATTACHMENT 9
                                                                          Page 4



                  2.3.4 service availability dates to the end user where CLEC requests PACIFIC to provision combinations of UNEs and where such combined elements have analogous PACIFIC retail services with flexible service availability date functions:

                  2.3.5 information regarding whether dispatch is required where CLEC requests PACIFIC to provision combinations of UNEs and where such combined elements have analogous PACIFIC retail services with flexible service availability date functions;

                  2.3.6 Primary Interexchange Carrier (PIC) options for intraLATA toll (when available) and interLATA toll;

                  2.3.7    service address verification.

         2.4. Electronic Access to Pre-Order Functions: PACIFIC will provide CLEC access to the following system:

                  2.4.1 VeriGate is an end-user interface developed by PACIFIC that provides access to the pre-ordering functions for Resale Services and UNE. VeriGate may be used in connection with electronic or manual ordering.

3.       ORDERING/PROVISIONING

         3.1 PACIFIC will provide access to ordering and statusing functions to support CLEC provisioning of Resale services and UNEs via the OSS interfaces described below. To order Resale services and UNEs, CLEC will format the service request to identify what features services, or elements it wishes PACIFIC to provision in accordance with PACIFIC LSOR and other ordering requirements which have been reviewed and discussed by both parties. PACIFIC will provide CLEC access to the following interfaces:

                  3.1.1 LSR Exchange (LEX) is a graphical user interface provided by PACIFIC that provides access to the ordering functions for UNEs and Resale Services.

4.       REMOTE ACCESS

         4.1 CLEC must access the PACIFIC OSS interfaces, described herein. via the Pacific Remote Access Facility (PRAF). Connection to the PRAF will be established via a "port" either through dial-up or direct connection. CLEC may utilize a single port to access these interfaces to perform the supported functions in PACIFIC where CLEC has executed this Attachment and purchases System Access.

                                                                    ATTACHMENT 9
                                                                          Page 5



5.       OPERATIONAL READINESS TEST (ORT) FOR ORDERING/PROVISIONING

         5.1 Prior to initial live access to interface functionality, the Parties shall conduct Operational Readiness Testing (ORT)-which will allow for the testing of the systems, interfaces. and processes for the OSS functions.

         5.2 Prior to live system usage, CLEC must complete user education classes for PACIFIC-provided interfaces that affect the PACIFIC network. Classes are train-the-trainer format to enable CLEC to devise its own course work for its own employees. Charges will apply for each class. Classes will be available for and required for LEX. Optional classes will be available for VeriGate. Schedules will be made available upon request and are subject to change. The length of classes varies; the following table presents the applicable rates. Ongoing class schedules may be requested from CLEC's account manager.


                                      [**]


         5.3 A separate agreement will be required as a commitment to pay for a specific number of CLEC students in each class. CLEC agrees that charges will be billed by PACIFIC and CLEC payment is due 30 days later. CLEC agrees that personnel from other competitive Local Service Providers may be scheduled into any class to fill any seats for which CLEC has not contracted. Class availability is first-come, first served with priority given to CLECs who have not yet attended the specific class.

         5.4 Class dates will based upon CLEC requests and PACIFIC availability.

         5.5 CLEC agrees to pay a cancellation fee of the full price noted in the separate agreement if CLEC cancels scheduled classes less than two weeks prior to the scheduled start date. Should PACIFIC cancel a class for which CLEC is registered less than two weeks prior to the schedule start date of that class, Pacific will waive the charges for the reschedule class for the registered students. CLEC agrees to provide to PACIFIC completed registration forms for each student no later than one week prior to the scheduled training class.

         5.6 CLEC agrees that CLEC personnel attending classes are to utilize only training databases and training presented to them in class. Attempts to access any other PACIFIC or SBC system are strictly prohibited.




-----------------------

[**] Pursuant to a request for confidential treatment, price information in this document has been omitted and separately filed with the Securities and Exchange Commission.

                                                                    ATTACHMENT 9
                                                                          Page 6


         5.7 CLEC further agrees that training material. manuals and instructor guides are Confidential Information as that term is defined in the Interconnection Agreement.

6.       RATES

         6.1 CLEC will pay PACIFIC the OSS rate(s) set forth in California Public Utilities Commission's first rulemaking in the Open Access and Network Architecture Development (OANAD) proceeding or as otherwise determined by the California Public Utilities Commission.

         6.2 In the case of rates for interfaces not covered by the OANAD proceeding. PACIFIC will charge proposed rates filed with the California Public Utilities Commission in the interim, subject to true-up.

         6.3 Should OSS rates not be established in OANAD by September 30, 1998 for LEX and VeriGate. CLEC will, under protest, pay Pacific the OSS rate of [**] per month for LEX and [**] per month for Verigate.

         6.4 CLEC will pay PACIFIC a connectivity rate of [**] per month per T-I connection for direct access to the PRAF and/or [**] per month per port for dial-up access to the PRAF.

         6.5 All of PACIFIC's proposed rates are subject to true-up should the final Commission determined rate be higher or lower.

         6.6 The rate waiver described in 6.3 is solely for 055 functions and not applicable to any other product, unless expressly documented in this Agreement. Neither party waives its rights pursuant to OSS or any other product in the OANAD proceeding, nor rights in any other product cost proceeding.



-----------------------

[**] Pursuant to a request for confidential treatment, price information in this document has been omitted and separately filed with the Securities and Exchange Commission.

                                                                   Attachment 10
                                                                          Page 1



                               ANCILLARY FUNCTIONS

1.            INTRODUCTION

              This Attachment 10 sets forth the Ancillary Functions that PACIFIC agrees to offer to CLEC so that CLEC may obtain and use unbundled Network Elements or PACIFIC services to provide services to its customers.

2.            PACIFIC PROVISION OF ANCILLARY FUNCTIONS

2.1 The Ancillary Functions that CLEC and PACIFIC have identified as of the Effective Date of this Agreement are Collocation, which is addressed in Section 3, and Right of Way, which is addressed in
              Section 4 of this Attachment. CLEC may use Collocation and Right of Way to provide any feature, function, or service option that such Ancillary Function is capable of providing or any feature, function, or service option that is described in the relevant technical references, or as may otherwise be designated by CLEC consistent with the Act, the regulations thereunder and relevant Commission decisions.

2.2 CLEC and PACIFIC agree that the Ancillary Functions identified in this Attachment 10 are not exclusive. Either Party may identify additional or revised Ancillary Functions as necessary to improve services to customers, to improve network or service efficiencies or to accommodate changing technologies, customer demand, or regulatory requirements. Upon the identification of a new or revised Ancillary Function, the Parties shall cooperate in an effort to negotiate mutually agreeable rates, terms and conditions for the provision of that Ancillary Function. If the Parties are unable to agree on the terms and conditions for a new or revised Ancillary Function that PACIFIC is required to offer under the terms of the Act, either Party may invoke the Alternative Dispute Resolution procedures established by Attachment 3. Security procedures agreed to by PACIFIC and CLEC for the protection of both Parties' service and property, including collocation spaces, and procedures for law enforcement interface are described in Attachment 16.

3.            COLLOCATION

3.1           DEFINITIONS:

3.1.1 Collocation is the right of CLEC to place equipment in PACIFIC's Local Serving Office (LSO) or other PACIFIC locations to interconnect with PACIFIC's network. Collocation also includes PACIFIC providing resources necessary for the operation and economical use of collocated equipment.

                                                                   Attachment 10
                                                                          Page 2



3.1.2         Physical collocation is defined in 47 C.F.R. Sec. 51.5.

3.1.3         Virtual collocation is defined in 47 C.F.R. Sec. 51.5.

3.2           TECHNICAL REQUIREMENTS

3.2.1 PACIFIC will provide for Physical Collocation and Virtual Collocation of CLEC's transport facilities and termination equipment necessary for interconnection of CLEC's network facilities to PACIFIC's network or access to unbundled network elements. Such collocation shall be provided at the rates specified in Attachment 8 and on a nondiscriminatory basis in accordance with the requirements of the Act and the FCC's rules thereunder.

3.2.2 PACIFIC shall permit collocation of any type of equipment used or useful for interconnection or access to unbundled network elements, in accordance with the Act and sections 579 through 582 of the FCC's First Interconnection Order. Such equipment includes but is not limited to transmission equipment, such as optical terminating equipment and multiplexers, equipment for the termination of basic transmission facilities and such additional types of equipment that may be agreed to by the Parties or designated in future FCC or Commission rulings. If a request by CLEC to collocate is denied on the basis of the equipment to be installed by CLEC, PACIFIC shall prove to the Commission that such equipment is not "necessary" as defined by the FCC for interconnection or access to unbundled network elements.

3.2.3 When providing Virtual Collocation, PACIFIC will, at a minimum, install, maintain, and repair collocated equipment for CLEC within the same time periods and with failure rates that are no greater than those that apply to the performance of similar functions for comparable equipment of PACIFIC, provided, if CLEC utilizes nonstandard equipment or equipment not used by PACIFIC at the same location, CLEC shall pay for (a) any special equipment PACIFIC must purchase and (b) any training of PACIFIC personnel required for PACIFIC to install or maintain such non-standard or special equipment.

3.2.4 PACIFIC will make space available within or on its premises to CLEC and other requesting telecommunications carriers on a first-come, first-served basis, provided, however, that PACIFIC will not be required to lease or construct additional space to provide for Physical Collocation when existing space has been exhausted. To the extent possible, PACIFIC will make contiguous space available to CLEC if CLEC seeks to expand an existing collocation space. When planning renovations of existing facilities or constructing or leasing new facilities, PACIFIC shall take into account projected demand for collocation space. PACIFIC may retain a limited amount of floor space for PACIFIC's own specific future uses for a time period up to one year on terms no more favorable to PACIFIC than those that apply to other telecommunications carriers seeking to

                                                                   Attachment 10
                                                                          Page 3



              reserve collocation space for their own future use. PACIFIC shall relinquish any space held for future use before denying a request for Virtual Collocation on grounds of space limitations, unless PACIFIC proves to the Commission that Virtual Collocation at that point is not technically feasible. PACIFIC may impose reasonable restrictions on its provision of additional unused collocation space ("warehousing") as described in Section 586 of the First Interconnection Order to collocating telecommunications carriers, provided, however, that PACIFIC shall not set a maximum space limitation on CLEC unless PACIFIC proves to the Commission that space constraints make such restrictions necessary.

3.2.5 PACIFIC will permit CLEC to collocate equipment and use such equipment to access unbundled Network Elements obtained from PACIFIC and will not require CLEC to bring its own transmission facilities to PACIFIC's premises in which CLEC seeks to collocate equipment for purposes of access to unbundled Network Elements.

3.2.6 PACIFIC will permit CLEC to interconnect its network with that of another collocating telecommunications carrier at PACIFIC's premises and to connect its collocated equipment to the collocated equipment of another telecommunications carrier within the same premises provided that the collocated equipment is also used for interconnection with PACIFIC or for access to PACIFIC's unbundled Network Elements. PACIFIC will provide the connection between the equipment in the collocated spaces of two or more telecommunications carriers via EISCCs and any necessary DCS or other equipment at the requesting competitive local carrier's expense, unless PACIFIC permits one or more of the collocating parties to provide this connection for themselves. PACIFIC need not permit collocating telecommunications carriers to place their own connecting transmission facilities within PACIFIC's premises outside of the actual Physical Collocation space.

3.2.7 Transferring CLEC interconnection from PACIFIC's current access service transport or entrance facilities to EISCCs will be accomplished within a mutually agreed-upon time frame; however, to ensure a smooth transition from such access services to EISCCs, CLEC must provide forecasts of its future needs for EISCC capacity by location at least 90 days in advance of its desired transition date.

3.2.8 PACIFIC will permit CLEC to subcontract the construction of Physical Collocation arrangements with contractors approved by PACIFIC, provided that PACIFIC will not unreasonably withhold approval of contractors. Approval by PACIFIC will be based on the same criteria PACIFIC uses in approving contractors for its own purposes.

3.2.9 PACIFIC shall provide an EISCC for intraoffice cross-connect (e.g., DSO, DS1, D53, 0C3, 0C12, 0C48, and STS-1 terminations) as requested by CLEC, to meet CLEC's need for placement of equipment, interconnection, or provision of service at rates specified in Attachment 8.

                                                                   Attachment 10
                                                                          Page 4



3.2.10 Other than reasonable security restrictions described in Attachment 16, PACIFIC shall place no restriction on access to the CLEC collocated space by CLEC's employees and designated agents. Such space shall be available to CLEC designated agents 24 hours per day each day of week. PACIFIC will not impose unreasonable security restrictions at the premises. CLEC personnel may, with an escort provided by PACIFIC, inspect equipment in a Virtual Collocation location upon and after installation.

3.2.11 CLEC shall have the right, at the point of termination for the EISCC, to assign which tie pair facilities and which channels on multiplexers, concentrators or other equipment under CLEC's control are used for service in the collocated space.

3.2.12 PACIFIC shall allow CLEC to select its own vendors for all required engineering and installation services associated with its collocated equipment (e.g., PACIFIC shall not require CLEC to utilize PACIFIC's internal engineering or installation work forces for the engineering and installation of CLEC's collocated equipment). Installation of equipment in the collocated space must comply with PACIFIC's Installation and Job Acceptance Handbook, which has been provided to CLEC.

3.2.13 CLEC may install monitoring equipment in the collocated space to carry data back to CLEC's work center for analysis.

3.2.14 At CLEC's request, PACIFIC shall provide POTS with a connection jack for the collocated space. Upon CLEC's request, this service shall be available at the CLEC collocated space on the day that the space is turned over to CLEC by PACIFIC.

3.2.15 PACIFIC shall provide adequate lighting, ventilation, power, heat, air conditioning, and other environmental conditions for CLEC's space or equipment. These environmental conditions shall adhere to Bell Communication Research (Bellcore) Network Equipment-Building System (NEBS) standards.

3.2.16 PACIFIC shall provide access to existing eyewash stations, shower stations, and bathrooms within the collocated facility on a 24 hours per day and 7 days per week basis for CLEC personnel and its designated agents.

3.2.17 PACIFIC agrees to negotiate requests by CLEC for diversity of fiber or power cabling on an individual case basis.

3.2.18 PACIFIC shall protect as proprietary to CLEC all information provided by CLEC in requesting or maintaining a collocation arrangement. PACIFIC shall not provide such information to any third parties and shall limit access to the information to PACIFIC employees having a need to know.

                                                                   Attachment 10
                                                                          Page 5



3.2.19 PACIFIC shall participate in and adhere to negotiated service guarantees, performance standards, and ISO reviews.

3.2.20 PACIFIC will complete a Environmental Health & Safety Questionnaire for each building that collocated space is provided in. CLEC may provide this questionnaire with its collocation request and PACIFIC shall return it to CLEC no later than the first meeting between representatives of CLEC and PACIFIC scheduled to discuss implementation of a collocation application, which generally shall be scheduled within thirty (30) days after CLEC's collocation request ("First Customer Implementation Meeting").

3.2.21 PACIFIC shall provide CLEC with written notice five (5) business days prior to those instances where PACIFIC or its subcontractors may be undertaking a major construction project in the general area of the collocated space occupied by CLEC or in the general area of the AC and DC power plants which support CLEC equipment. PACIFIC will inform CLEC by telephone of any emergency related activity that PACIFIC or its subcontractors may be performing in the general area of the collocated space occupied by CLEC or in the general area of the AC and DC power plants which support CLEC equipment. Notification of any emergency related activity shall be made immediately prior to the start of the activity so that CLEC can take any action required to monitor or protect its service.

3.2.22 PACIFIC shall construct the collocated space in compliance with CLEC's collocation request for cable holes, ground bars, doors, and convenience outlets.

3.2.23 CLEC and PACIFIC will complete an acceptance walk through of all collocated space requested from PACIFIC. Exceptions that are noted during this acceptance walk through shall be corrected by PACIFIC within five (5) days after the walk through. The correction of these exceptions from the original collocation request shall be at PACIFIC's expense.

3.2.24        PACIFIC shall provide the following to CLEC:

3.2.24.1 Once the collocation space design has stabilized, PACIFIC shall provide non-architectural drawings depicting the exact location and dimensions of the collocated space and any physical obstructions.

3.2.24.2 Prior to the second meeting of CLEC and PACIFIC representatives scheduled to plan implementation of an CLEC collocation request ("Second Customer Implementation Meeting"), PACIFIC shall provide Telephone Equipment drawings depicting the exact location, type, and cable termination requirements (i.e. connector type/number and type of pairs, naming convention, etc.) for PACIFIC Point of Termination Bay(s)

                                                                   Attachment 10
                                                                          Page 6



3.2.24.3 Prior to the Second Customer Implementation Meeting, PACIFIC shall provide drawings depicting the exact path, with dimensions, for CLEC's fiber ingress/egress into the collocated space.

3.2.24.4 Prior to the Second Customer Implementation Meeting, PACIFIC shall provide power cabling connectivity information, including drawings, identifying the sizes and number of power feeders.

3.2.25 PACIFIC will provide access to CLEC to the PACIFIC Point of Termination bays where cabling from CLEC's collocated space is terminated for connection to PACIFIC tie pairs.

3.2.26 PACIFIC shall provide positive confirmation to CLEC when construction of CLEC Collocated space is underway. No later than the Second Customer Implementation Meeting, PACIFIC shall notify CLEC of the scheduled completion and turnover dates.

3.2.27 CLEC shall be compensated by PACIFIC for any delays in the negotiated completion and turnover dates which create expenditures or delays to CLEC.

3.2.28 PACIFIC shall provide the following information to CLEC no later than the First Customer Implementation Meeting:

3.2.28.1      Work restriction guidelines.

3.2.28.2 PACIFIC or Industry technical publication guidelines that impact the design of PACIFIC collocated equipment.

3.2.28.3 PACIFIC contacts (name and telephone number) for the following areas:

3.2.28.3.1    Engineering

3.2.28.3.2    Provisioning

3.2.28.3.3    Billing

3.2.28.3.4    Operations

3.2.28.3.5    Site and/or Building Managers

3.2.28.4 Escalation process for the PACIFIC representatives (names, telephone numbers, escalation order) for any disputes or problems that might arise pursuant to CLEC's collocation.

3.2.29 Power as referenced in this document refers to any electrical power source supplied by PACIFIC for CLEC equipment or Network Elements. Power supplied by PACIFIC will support Network Elements or CLEC equipment at

                                                                   Attachment 10
                                                                          Page 7



              equipment specific DC and AC voltages. At a minimum, the power supplied to CLEC, should be at parity with PACIFIC. Where PACIFIC performance, availability, restoration, etc. falls below industry standards, PACIFIC shall bring itself into compliance with such industry standards as soon as technologically feasible.

3.2.29.1 Central office power supplied by PACIFIC into the CLEC equipment area, should be supplied in the form of power feeders (cables) on cable racking into the designated CLEC equipment area. The power feeders (cables) should efficiently and economically support the requested quantity and capacity of CLEC equipment. The termination location should be as requested by CLEC. The number of feeder cables requested by CLEC, in order to provide maximum reliability to customers, is directly dependent upon the power requirements of the equipment and facilities collocated by CLEC. The number of feeder cables shall be determined by the manufacturer's recommendation as provided in equipment specifications.

3.2.29.2 PACIFIC and CLEC will negotiate resolution of CLEC requests for specific size and amperage of power feed based on standard engineering practices.

3.2.29.3      PACIFIC power equipment supporting CLEC's equipment shall:

3.2.29.3.1 Comply with applicable industry standards (Bellcore, NEBS, IEEE, etc.) for equipment installation, cabling practices, and physical equipment layout;

3.2.29.3.2 Have redundant power feeds with physical diversity and battery back-up at minimum at parity with that provided for similar PACIFIC equipment;

3.2.29.3.3 Provide central office ground, connected to a ground electrode located within the CLEC collocated space, at a level above the top of CLEC equipment +/- 2 feet to the left or right of CLEC's final request;

3.2.29.3.4 Provide feeder capacity and quantity to support the ultimate equipment layout for CLEC equipment in accordance with CLEC's collocation request;

3.2.29.3.5 Provide documentation submitted to and received from contractors for any contractor bids for any work being done on behalf of CLEC (this includes but is not limited to power supplies, and cage construction);

3.2.29.3.6 Provide an installation sequence and access that will allow installation efforts in parallel without jeopardizing personnel safety or existing CLEC services;

3.2.29.3.7 Provide power plant alarms that adhere to Bell Communication Research (Bellcore) Network Equipment-Building System (NEBS) standards TR-EOP-000063; and

                                                                   Attachment 10
                                                                          Page 8



3.2.29.3.8 Provide cabling that adheres to Bell Communication Research (Bellcore) Network Equipment-Building System (NEBS) standards TR-EOP-000063.

3.2.29.4      PACIFIC will provide CLEC with written notification within ten
              (10) business days of any scheduled AC or DC power work or related activity in the collocated facility that will cause an outage or any type of power disruption to CLEC equipment located in PACIFIC facility. PACIFIC shall provide CLEC immediate notification by telephone of any emergency power activity that would impact CLEC equipment.

3.2.29.5 PACIFIC employees with keys to the collocation area will be permitted to enter the CLEC collocated space only during an emergency, or for annual compliance reviews of the work areas.

3.2.29.6 PACIFIC shall ensure that the collocation equipment areas comply with all applicable fire and safety codes.

3.3           TECHNICAL REFERENCES.

              PACIFIC shall provide Collocation in accordance with applicable published technical references.

4.            RIGHTS OF WAY (ROW), CONDUITS, POLE ATTACHMENTS

4.1           DEFINITIONS:

4.1.1 A Right of Way (ROW) is the right to use the land or other property of another Party to place poles, conduits, cables, other structures and equipment, or to provide passage to access such structures and equipment. A ROW may run under, on, or above public or private property (including air space above public or private property) and may include the right to use discrete space in buildings, building complexes or other locations.

4.1.2 A conduit is a tube or similar enclosure that may be used to house communication or communication-related power cables. Conduit may be underground or above ground (for example, inside buildings) and may contain one or more inner ducts. An innerduct is a separate tube or enclosure within a conduit.

4.1.3 A pole attachment is the connection of a facility to a utility pole. Some examples of facilities are mechanical hardware, grounding and transmission cable, and equipment boxes.

4.2           GENERAL REQUIREMENTS

4.2.1 PACIFIC shall make ROW, conduit and pole attachments available to CLEC through agreements consistent with applicable regulations of the FCC and the

                                                                   Attachment 10
                                                                          Page 9



              Commission and this Attachment 10, Section 3, or through tariffs, in the event PACIFIC files tariffs covering such facilities.

4.2.2 PACIFIC shall provide CLEC with non-discriminatory and competitively neutral access, on a first-come, first-served basis, to ROW, conduit, ducts, pole attachments and entrance facilities that PACIFIC owns or controls.

4.2.3 Upon request, PACIFIC shall provide CLEC reasonable access on a non-discriminatory and competitively neutral basis to building entrance facilities (including but not limited to cable vault, conduit, equipment rooms and telephone closets that are owned or controlled by PACIFIC, provided the security of PACIFIC's facilities is maintained at all times. For some locations, CLEC personnel must be escorted, and the parties will negotiate a reasonable arrangement, including administrative costs, if any, for such escorted access.

4.2.4 PACIFIC may not favor itself in granting access to a ROW, conduit or pole attachment. PACIFIC shall not deny a request from CLEC for access to a ROW, conduit or pole attachment on the basis that such space is reserved for PACIFIC's future business needs, except as provided in Sections 4.2.5, 4.2.5.1 and 4.2.6.

4.2.5 PACIFIC may reserve capacity for projects for which it has undertaken engineering studies meeting the requirements of Section 4.2.5.1, with a view toward initiation of physical construction activities within six (6) months after the date of CLEC's request or within eighteen (18) months after the date of CLEC's request if PACIFIC can demonstrate a definitive schedule for completion of the project with eighteen (18) months and that it is not possible to commence construction within six (6) months due to action required by others.

4.2.5.1 At CLEC's request in the event PACIFIC denies an CLEC request for access pursuant to Section 4.2.5, the parties shall supply to each other within thirty (30) days of the denial, subject to Section 18 of this Agreement, copies of their respective engineering studies relating to the disputed space. PACIFIC shall prevail in its denial of space to CLEC only if PACIFIC's engineering studies have the same or greater level of detail and completeness as CLEC's studies. The parties shall meet and confer in an effort to reach an agreement that PACIFIC's engineering studies meet this standard. If the parties fail to agree, either Party may invoke the alternative dispute resolution process set forth in Attachment 3.

4.2.6 The duties of PACIFIC described in Sections 4.2.5 and 4.2.5.1 shall be subject to expansion or contraction in accordance with rules adopted by the Commission that constitute regulation of rates, terms and conditions for pole attachments within the meaning of Section 224(c)(3) of the Act.

                                                                   Attachment 10
                                                                         Page 10



4.2.7 PACIFIC may designate a duct in a mixed cable use environment or innerduct in an all fiber environment for maintenance purposes, for the benefit of all users, subject to Sections 4.2.7.1.4.2.7.2 and 4.2.7.3:

4.2.7.1 PACIFIC may designate for maintenance purposes one duct in a multi-duct trough.

4.2.7.2 PACIFIC may designate for maintenance purposes one innerduct in a multi-innerduct trough.

4.2.7.3 Where a trough contains both ducts and innerducts, PACIFIC may designate one duct for maintenance purposes.

4.2.7.4 No Party shall use a duct or innerduct designated by PACIFIC for maintenance under Sections 4.2.7.1, 4.2.7.2 or 4.2.7.3, except for maintenance purposes.

4.2.8 In cases where PACIFIC reasonably believes that there is insufficient capacity to grant a request from CLEC for access to a ROW, conduit or pole attachment, PACIFIC must take all reasonable steps to accommodate CLEC's request and explore potential accommodations in good faith with CLEC.

4.2.9 In the event of an emergency affecting ROW, conduit or pole attachments made available by PACIFIC to CLEC, PACIFIC shall follow the mutually agreed upon Emergency Restoration Procedures attached to the Attachment 10 as Exhibit A.

4.2.10 PACIFIC shall provide to CLEC the names, numbers of the regional Single Points of Contact (SPOC) for administering all structure lease and ROW agreements within each defined geographical area.

4.3           APPLICATIONS FOR SPACE

4.3.1 PACIFIC will accept or reject in writing as soon as possible, but in any event within forty-five (45) days, CLEC's written request for access to PACIFIC's conduit or poles. PACIFIC's failure to respond within that time period shall be deemed a rejection of CLEC's request.

4.3.2 If PACIFIC denies an application by CLEC for conduit or pole space, its denial must be specific, and include all relevant evidence or information supporting the denial.

4.4           REQUESTS FOR DRAWINGS

4.4.1 At CLEC's request, PACIFIC shall provide CLEC with detailed engineering records and drawings of conduit, poles and other ROW paths in selected areas as specified by CLEC within a reasonable time frame.

                                                                   Attachment 10
                                                                         Page 11



4.4.2 PACIFIC shall allow personnel designated by CLEC to examine conduit system or pole line diagrams at PACIFIC's offices, provided that, for security reasons, a separate room is available for such examination. PACIFIC will make copies of such prints for CLEC at CLEC's expense, or a mutually agreed upon third party will be permitted to examine the diagrams.

4.5           PRE-ORDER REQUESTS FOR INFORMATION

4.5.1 CLEC may submit a written request for information to PACIFIC before submitting an application for conduit or pole space in a specified location.

4.5.2 PACIFIC shall provide information regarding the availability and condition of conduit or pole attachments within ten (10) business days of CLEC's written request for a records based answer and twenty (20) business days of CLEC's request for a field based answer. In the event CLEC's written request seeks information about the availability of more than five (5) miles of conduit or more than five hundred (500) poles, PACIFIC shall (1) provide an initial response within ten (10) business days; (2) use reasonable best efforts to complete its response within thirty (30) business days; and (3) if PACIFIC is unable to complete its response within thirty (30) business days or if the parties are unable to agree upon a mutually satisfactory long time period for PACIFIC's response, PACIFIC will hire outside contractors at CLEC's expense, not to exceed PACIFIC's customary charge for the same work, provided that before proceeding with such outside hiring, PACIFIC shall provide to CLEC the contractor's work order and hourly rate.

4.5.3 CLEC shall have the option to be present at the field based survey and PACIFIC shall provide CLEC at least twenty-four (24) hours notice prior to start of such field survey. By prior arrangement, PACIFIC shall allow CLEC personnel, accompanied by a PACIFIC escort, to enter manholes and view pole structures.

4.6           MAKE READY WORK

4.6.1 PACIFIC shall complete the "make ready work" required on poles or within conduit to enable CLEC to install its facilities. This work shall be accomplished by PACIFIC at a reasonable cost within thirty (30) business days, except that if PACIFIC requires longer than thirty (30) business days or if the parties are unable to agree upon a mutually satisfactory longer time period for completion of the make ready work, outside contractors may be hired at CLEC's expense to do the work. In that event, PACIFIC and CLEC shall confer and agree which Party shall hire the contractors. If CLEC hires the contractors, they must meet PACIFIC's reasonable standards. If PACIFIC hires the contractors, before proceeding with the work, PACIFIC shall provide to CLEC the contractor's work order and hourly rate, which shall not exceed PACIFIC's customary charge for the same work.

                                                                   Attachment 10
                                                                         Page 12



4.7           POLE ATTACHMENTS

4.7.1 Pole Attachments will be placed in the space on the pole designated for communications use. This space is generally located below electric supply circuits and excludes the neutral space between the electrical and communication space.

4.7.2 PACIFIC shall not attach, or permit other entities to attach, facilities on existing CLEC facilities without CLEC's prior written consent, except that such consent shall not be required for attachments to facilities such as arms and brackets that are designed for more than one cable.

4.7.3 CLEC may, at its option, make pole attachments using CLEC or CLEC-designated personnel. CLEC shall follow the methods and procedures for making pole attachments set forth in Commission General Order No. 95 and any additional standards provided to CLEC by PACIFIC.

4.8           CONDUITS:

4.8.1 To the extent that space is available as reasonably determined by PACIFIC, PACIFIC shall provide CLEC space in manholes for racking and storage of cable and other materials as requested by CLEC on a nondiscriminatory, first-come; first-served basis.

4.8.2 PACIFIC shall remove any retired cable from its conduit at CLEC's expense within a reasonable period of time if necessary to make conduit space available for CLEC.

4.8.3 Upon prior notice to PACIFIC, CLEC may conduct maintenance procedures in conduit space leased from PACIFIC. PACIFIC may dispatch a PACIFIC technician at CLEC's expense to oversee CLEC's work.

4.8.4 PACIFIC shall not restrict, withhold or unreasonably delay any modifications to conduit systems necessary to allow access to and/or egress from such systems, provided that CLEC must obtain certification of a professional structural engineer for modifications to post-1960 structures ensuring that the modifications will not adversely impact the structural integrity of the manhole.

4.8.5 Subject to accepted industry safety and engineering standards, PACIFIC will permit manhole interconnections, breaking out of PACIFIC manholes and breaking out of PACIFIC conduit by CLEC. PACIFIC may not limit new duct entrances to pre-cast knockouts, provided that CLEC must obtain certification of a professional structural engineer for modifications to post 1960 structures ensuring that the modifications will not adversely impact the structural integrity of the manhole.

                                                                   Attachment 10
                                                                         Page 13



4.9           INNERDUCTS

4.9.1 PACIFIC will permit CLEC, on a first-come, first-served basis, to license the use of innerducts in ducts in which PACIFIC already occupies an innerduct as long as one spare innerduct for maintenance purposes remains available. If an innerduct licensed by CLEC becomes defective, CLEC may use the spare maintenance innerduct as long as CLEC repairs the defective innerduct for use as a new maintenance spare as soon as possible.

4.9.2 Where spare innerduct does not exist, PACIFIC shall allow CLEC to install innerduct in a spare PACIFIC conduit, provided that CLEC complies with applicable law and PACIFIC's construction standards.

4.10          Access to Private Easements

4.10.1        PACIFIC shall not block any third party assignment of ROW to CLEC.

4.10.2 To the extent space is available, PACIFIC shall provide access to ROWs it has obtained from a third party to CLEC on a nondiscriminatory, first-come, first-served basis, provided that any underlying agreement with such third party permits PACIFIC to provide such access, and provided that CLEC agrees to indemnify PACIFIC for any liability arising out of such access or use.

4.10.3 PACIFIC will, upon request by CLEC, grant CLEC access to any private easement held by PACIFIC, in a mutually agreeable form of sub-easement, assignment or other appropriate access. PACIFIC's charge for such access shall be a pro rata portion of (a) the charge paid by PACIFIC to the grantor of the easement and (b) any other documented administrative and engineering costs incurred by PACIFIC in obtaining the original easement, both of which shall be determined on a case-by-case basis and calculated by taking into account (i) the size of the area to be used by CLEC and (ii) the number of users of PACIFIC's easement. CLEC shall also pay the reasonable documented administrative cost incurred by PACIFIC in processing such requests for access.

4.11          DISPUTE RESOLUTION

4.11.1 If the parties are unable to agree on a matter involving access by CLEC to a ROW, conduit, innerducts, pole, entrance facility or private easement owned or controlled by PACIFIC, either Party may submit the matter to the dispute resolution process set forth in Attachment 3 to this Agreement or may invoke applicable dispute resolution procedures described in the Act and the FCC's First Interconnection Order, sections 1217 through 1231.

                                                                   Attachment 10
                                                                      Appendix A
                                                                          page 1




                          EMERGENCY RESTORAL PROCEDURES

GENERAL In the event of an emergency, restoration procedures may be affected by the presence of CLEC facilities in or on PACIFIC structures. While PACIFIC maintains no responsibility for the repair of damaged CLEC facilities (except under a special maintenance contract), it must nonetheless control access to CLEC structures if restoral of affected facilities is to be achieved in an orderly fashion.

PRIORITIZING       Where PACIFIC and CLEC are involved in emergency restorals, access to PACIFIC's structures will be controlled by PACIFIC's Maintenance District Manager or his/her on-site representative according to the following guidelines:

SERVICE DISRUPTIONS/OUTAGES


          - While exercising its right to first access, PACIFIC should grant nondiscriminatory access to all occupants in or on its facilities and every effort should be made to accommodate as many occupants as is reasonably safe. Therefore, reasonable, simultaneous access will not be denied unless public or other safety considerations would prohibit such access.

          - Where simultaneous access is not possible, access will next be granted according to longevity in/on the structure (i.e., first in time, first in right). Where longevity in the structure cannot be ascertained, access will be prioritized on a first come, first served basis.


SERVICE AFFECTING


          - While exercising its right to first access, PACIFIC should grant nondiscriminatory access to all occupants in or on its facilities and effort should be made to accommodate as many occupants as is reasonably safe. Therefore, reasonable, simultaneous access will not be denied unless public or other safety considerations would prohibit such access.

          - Where simultaneous access is not possible, access will next be granted to occupants according to the level of damage to its facilities and the likelihood that damage will result in service disruption. Where likelihood that damage will result is not clearly discernible, access will be granted according to longevity in/on the structure (i.e., first in time, first in right).

                                                                   Attachment 10
                                                                      Appendix A
                                                                          page 2



          - Where longevity in the structure cannot be ascertained, access will be prioritized a first come, first served basis.


POINT OF CONTACT   When an emergency situation arises which necessitates CLEC access to a manhole after PACIFIC's normal business hours, CLEC should call PACIFIC's Emergency Control Center (ECC).
                   All calls during normal business hours must be directed to the appropriate PACIFIC Single Point of Contact (SPOC). For after-hours calls, PACIFIC's ECC will contact the Maintenance
                   Center responsible for after-hours coverage of the affected area. The maintenance supervisor contacted by the ECC will return CLEC's call and will arrange for access with on-call maintenance field personnel during the emergency condition.

                                                                   Attachment 10
                                                                      Appendix B
                                                                          page 1


1. As used in this Agreement, Remote Switching Module or "RSM" means telecommunications equipment that provides switching network, line and trunk interfaces, and the capability to perform call processing when isolated from a required host switch. The "host switch," which must be provided by CLEC but not in Pacific's premises, is linked to and controls the RSM, and provides customer feature control, interoffice trunking, NPA-NXX routing and coordination of one or more RSMs.

2. RSMs shall be placed exclusively for the purpose of access to Pacific unbundled network elements purchased by CLEC. No RSM shall be used to perform switching other than between lines served directly by the RSM, and between the RSM and its host switch located on CLEC premises. No direct trunks may be established between the RSM and another carrier's switch(es). Further, RSMs shall not be used to provide "information services" or "enhanced services," as those terms have been defined by applicable federal statutes and decisions, including those of the FCC.

3. CLEC shall not be permitted to install its own power plant for use in connection with collocated RSM equipment. CLEC shall obtain all necessary AC or DC power feeds from Pacific according to the terms set forth in Schedule Cal P.U.C No. 175-T, Section 16.4. Any power requirements beyond those provided for in the above tariff shall be provided by Pacific to CLEC on an individual case basis.

4. Pacific shall not be obligated to monitor any alarms installed by CLEC, other than environmental alarms (i e.: those that monitor conditions of the equipment room, rather than the RSM itself).

5. CLEC's RSM equipment shall be grounded in such a manner as to insure that such equipment shall cause no harm nor interference with Pacific network facilities and equipment.

6. CLEC shall list all RSMs it intends to place in its physical collocation space pursuant to this Agreement on each Application for Physical Collocation. Because of space limitations RSM collocation is not permitted in Shared Space collocation arrangements.

7. The placement of RSMs in physical collocation space shall comply fully with all applicable physical co!location technical publication(s) referenced in the Interconnection Agreement.

8. In no event shall Pacific be obligated to provide access for the RSM and equipment described herein or substantially similar facilities in a virtual collocation arrangement, whether under contract, tariff or otherwise. The Parties agree that this RSM Agreement does not constitute, and shall not be asserted to constitute, an admission or waiver or precedent with any state commission, the FCC, any other regulatory body or any court, or in

                                                                   ATTACHMENT 10
                                                                      APPENDIX B
                                                                          page 2



         any other forum that Pacific has agreed or acquiesced that the RSM equipment addressed in this Agreement is "equipment necessary for interconnection or access to unbundled network elements" under 47 U.S.C. Section 251(c) (6). Pacific understands and agrees that CLEC remains free to argue that RSM equipment, in general, is "equipment necessary for interconnection or access to unbundled network elements" under 47 U.S.C. Section 251(c) (6).

9 Pacific shall have the right, upon 5 business days notice to CLEC, to inspect CLEC' physical and software configuration of CLEC's RSM for purposes of confirming CLEC's compliance with the terms of this RSM agreement. CLEC shall cooperate and provide information as requested by Pacific to assist with the purposes of this inspection. Any dispute concerning such inspections, or Pacific's right to any particular inspection, shall be referred to the Alternative Dispute Resolution procedures set forth in Attachment 3 to the Interconnection Agreement.

10. This Agreement shall expire or be terminated in the same time frames and in the same manner as provided for in the Interconnection Agreement.

                                 ATTACHMENT 11



                           PROVISIONING AND ORDERING

                                                                   ATTACHMENT 11


                               TABLE OF CONTENTS


PROVISIONING AND ORDERING

1.   Network Deployment.................................................   1
2.   General Provisioning Requirements..................................   1
3.   Specific Provisioning Process Requirements.........................   2
4.   General Ordering Requirements......................................   4
5.   Ordering Interfaces................................................   5
6.   PACIFIC Provision of Information...................................   6
7.   Order Format and Data Elements for Individual Network
     Elements and Combinations..........................................   6
8.   Performance Requirements...........................................  11
9.   Account Maintenance................................................  13

Appendix A:

     Local Service Request Form

Appendix B:

     Unbundled Network Element Provisioning Format

Appendix C:

     Principles for Implementing Electronic Interfaces for Operational
     Support Systems

     Exhibit 1 to Appendix C:

          Operation Support Systems Implementation Dates

                                                                   Attachment 11
                                                                          Page 1

                           PROVISIONING AND ORDERING

1.   NETWORK DEPLOYMENT

     Throughout the term of this Agreement, the quality of the technology, equipment, facilities, processes and techniques (including, without limitation, such new architecture, equipment, facilities, and interfaces as PACIFIC may deploy) that PACIFIC provides to CLEC under this Agreement must be at least equal in quality to that provided by PACIFIC to itself.

2.   GENERAL PROVISIONING REQUIREMENTS

2.1 Subject to the requirements of Attachment 6, CLEC may order Network Elements either individually or in any combination. Combinations ("Combinations") consist of multiple Network Elements to enable CLEC to provide service in a geographic area or to a specific customer and that are placed on the same order by CLEC. To the extent that Combinations or unbundled Network Elements are related and logically associated with one another, Combinations may be ordered with a single order.

2.2 Combinations shall be identified and described by CLEC in this Agreement, so that they can be ordered and provisioned together and shall not require the enumeration of each Network Element within that Combination on each provisioning order.

2.3 PACIFIC shall provide all provisioning services to CLEC during the same business hours that PACIFIC provisions similar services for its end user customers. Currently, those hours are Monday through Friday from 8:00 a.m. to 5:30 p.m. PST. CLEC may request PACIFIC to provide Sunday, holiday, and/or off-hour provisioning services. If CLEC requests that PACIFIC perform provisioning services at times or on days other than as required in the preceding sentence, PACIFIC shall provide CLEC a quote for such services, consistent with PACIFIC's rates and terms for similar services to PACIFIC's end user customers, at the rates set forth in Attachment 8. If CLEC requests any service for which a quote is not set forth in Attachment 8, PACIFIC will provide CLEC a quote based on state wide average rates for the services performed. If CLEC accepts PACIFIC's quote, PACIFIC shall perform such provisioning services.

2.4 PACIFIC's LISC is the Single Point of Contact (SPOC) for all ordering contacts and order flow involved in the purchase of Network Elements or Combinations. The SPOC shall provide an electronic interface twenty-four
     (24) hours a day, seven (7) days a week for all ordering order flows at parity with that PACIFIC provides to itself or affiliates. Currently, several systems

                                                                        10/16/98

                                                                   Attachment 11
                                                                          Page 2


     are less than twenty-four (24) hours per day, seven (7) days per week. These systems, without limitation, and their current hours, are as follows:

          1. CESAR/CLEO, Monday through Friday, 7:00 a.m. to 11:00 p.m., Saturday 7:00 a.m. through 5:00 p.m.;

          2.   PREMIS, Monday through Saturday, 6:00 a.m. through 11:00 p.m.;

          3.   BOSS, Monday through Saturday, 6:00 a.m. through 11:00 p.m.;

          4. SORD, Monday through Friday, 6:00 a.m. through 11:00 p.m., Saturday 6:00 a.m. through 7:00 p.m.;

          5.   Scheduled Maintenance, one Sunday per month;

          6. Scheduled changes to all systems, e.g., CESAR, 7:00 p.m. every third Wednesday, etc.

2.5 The SPOC shall also provide to CLEC a toll-free nation-wide telephone number (operational during the same hours as PACIFIC provides to its own end user customers, currently from 8:00 a.m. to 5:30 p.m., Monday through Friday) which will be answered by capable staff trained to answer questions and resolve problems in connection with the provisioning of Local Service, Network Elements or Combinations.

2.6 PACIFIC and CLEC shall mutually agree upon interface contingency and disaster recovery plans for the ordering and provisioning of Local Service, Network Elements or Combinations.

2.7 PACIFIC will recognize CLEC as the customer of record of all Network Elements or Combinations ordered by CLEC and will send all notices, invoices and pertinent information directly to CLEC.

3.   SPECIFIC PROVISIONING PROCESS REQUIREMENTS

3.1 Subject to Attachment 6, when CLEC orders the LSNE (either individually or as part of a Combination), CLEC may also obtain all currently deployed features and functions from the specified PACIFIC switch. If CLEC requests a feature or function that is technically available but not deployed in a particular switch, PACIFIC shall provide CLEC a quote pursuant to Section
     1.6 of Attachment 6. If CLEC accepts the quote, Pacific shall deploy the feature pursuant to the time frames and charges set forth in the quote. In the event that the Parties cannot agree on the deployment of, or price for such features, CLEC may seek Alternative Dispute Resolution pursuant to Attachment 3 of the Agreement.

3.2 When requested by CLEC and at CLEC's option, Pacific will schedule installation appointments (PACIFIC employee dispatch) with PACIFIC's representative on the line with CLEC's representative or provide CLEC access

                                                                   Attachment 11
                                                                          Page 3

        to Pacific's scheduling system through a mutually agreed upon Electronic Interface. PACIFIC will provide appropriate training to all PACIFIC employees who may communicate, either by telephone or face-to-face, with CLEC Customers. Such training shall instruct the PACIFIC employees not to disparage or discriminate against CLEC, its products or services and shall comply with the branding requirements of this Agreement.

3.3 Upon request from CLEC, PACIFIC will provide an intercept referral message for LSNE that includes any new CLEC telephone number, for residential customers for three (3) months, and business customers for twelve (12) months, and PACIFIC will provide directory updates at the next publication. This intercept referral message shall be approved by CLEC and shall be similar in format to the intercept referral messages currently provided by PACIFIC for its own end-users. Custom messages or extension in duration of the referral shall be subject to the charges set forth in Attachment 8.

3.4 PACIFIC will provide CLEC with a Firm Order Confirmation (FOC) for each order, within four (4) Business hours of PACIFIC's receipt of each accurate and complete electronically submitted order. In the absence of an electronically submitted order, the time frame for a FOC for manually received orders will be as mutually agreed. In the case of a Network Elements or Combinations, the FOC must contain an enumeration of CLEC's ordered Network Elements or Combinations (and the specific PACIFIC naming convention applied to that Network Element or Combination), features, options, physical interconnection, quantity, and PACIFIC commitment date for order completion (Committed Due Date).

3.5 Upon completion of the order, PACIFIC will provide CLEC electronically (unless otherwise notified by CLEC) with an Order Completion per order that states when that order was completed. PACIFIC shall respond with specific order detail as enumerated on the FOC and shall state any additional charges (e.g. Time and Cost charges) up to a previously agreed upon limit associated with that order.

3.6 For new Network Elements developed based on Section 1.6 of Attachment 6, the Parties will mutually agree on the testing to be used.

3.7 When CLEC electronically orders a Local Service, Network Element or Combination, PACIFIC shall provide notification electronically of any instances when (1) PACIFIC's Committed Due Dates are in jeopardy of not being met by PACIFIC on any Network Element or feature contained in any order for Local Service, Network Elements or Combinations or (2) an order contains Rejections/Errors in any of the data element(s) fields. Such notice will be made as soon as the jeopardy or reject is identified. When NDM or EBI is available and CLEC elects to place a manual order, PACIFIC may notify

                                                                   Attachment 11
                                                                          Page 4


       CLEC of a jeopardy or reject condition via facsimile or telephone call to the CLEC contact identified on the order. In all cases, PACIFIC shall concurrently indicate its new committed due date.

3.8 At CLEC's request, PACIFIC will perform co-operative testing with CLEC (including trouble shooting to isolate any problems) to test Local Service. Network Elements or Combinations purchased by CLEC in order to identify any performance problems identified at turn-up of the service.

3.9 PACIFIC shall inform CLEC if a customer action results in a reassignment of an AIN trigger from an CLEC AIN application to some other service provider's application. Such notification shall be completed within twenty-four (24) hours of the action via electronic interface as described in the Account Maintenance requirements specified in this Attachment.

3.10 Testing of AIN based services in PACIFIC's AIN test laboratory will identify feature interactions with existing switch-based or other types of services. PACIFIC will provide CLEC with a list of feature interactions uncovered during testing of any services. Disclosure of feature interactions to CLEC's end user will be CLEC's sole responsibility.

3.11 PACIFIC shall provision correct AIN triggers based on services ordered by CLEC on its provisioning order.

4.     GENERAL ORDERING REQUIREMENTS

4.1 Upon CLEC's request through a Suspend/Restore Order for LSNE or a Combination containing LSNE, PACIFIC shall suspend or restore the functionality of any Network Element or Combination to the extent technically feasible. PACIFIC shall implement any restoration priority on a per Network Element or Combination basis in a manner that conforms with CLEC requested priorities and any applicable regulatory policy or procedures. The charges for a Suspend/Restore are set forth in Attachment 8.

4.2 PACIFIC shall provide to CLEC the functionality of blocking calls (e.g., 900, 976 or international calls) by line.

4.3 Subject to Section 271(e)(2)(B), when intraLATA presubscription is permissible in California, when ordering a local Switching Element, CLEC may order from PACIFIC separate interLATA and intraLATA routing (i.e., 2 PICs where available) on a line.

4.4 As directed by CLEC, when CLEC orders a Network Element or Combination, all pre-assigned trunk or telephone numbers currently associated with that Network Element or Combination shall be retained, if directed by CLEC, without loss of feature capability and without loss of associated ancillary

                                                                   Attachment 11
                                                                          Page 5


     functions including, but not limited to, Directory Assistance and 911/E911 capability, unless technically infeasible.

4.5 When CLEC orders Network Elements or Combinations that are currently interconnected and functional, such Network Elements and Combinations will remain interconnected and functional without any disconnection or disruption of functionality. This shall be known as Contiguous Network Interconnection of Network Elements. There shall be no additional charge for such interconnection.

5.   ORDERING INTERFACES

5.1 PACIFIC shall provide to CLEC an Electronic Interface (EI) for transferring and receiving orders, FOCs Service Completions, and other provisioning data and materials as set forth in Appendix C and at the rates set forth in Attachment 8.

5.2 When ordering LSNE, subject to the implementation schedule in this Agreement, CLEC's representatives will have real-time access to PACIFIC customer information systems which will allow the CLEC representatives to perform the following tasks:

          1. Obtain customer profile, including customer name, billing and residence address, billing telephone number(s), and identification of features and services subscribed to by customer. Such access shall be governed by Sections 5.5.1.1 and
               5.5.1.2 of Attachment 5 to this Agreement, depending on whether the information accessed is for a residence or business customer.

          2. Obtain information on all features and services available, in end-office where customer is provisioned;

          3.   Enter the order for the desired features and services;

          4. Provide an assigned telephone number (if the customer does not have one assigned). Reservation and aging of these numbers remain PACIFIC's responsibility;

          5.   Establish the appropriate directory listing;

          6.   Provide service availability dates to the customer;

                                                                   Attachment 11
                                                                          Page 6


          7. Provide information regarding dispatch/installation schedule, if applicable;

          8. Order intraLATA toll and access to long distance service in a single, unified order;

          9. Suspension, termination, or restoral of service where technically feasible."

6.   PACIFIC PROVISION OF INFORMATION

6.1  PACIFIC shall provide to CLEC upon request:

     1. A list of all services and features technically available from each switch that PACIFIC may use to provide a Local Switching Element, by switch CLLI;

     2. A listing by street address detail, of the service coverage area of each wire center;

     3. All engineering design and layout information for each Network Element or Combination, in response to an order for the Network Element or Combination;

     4. A listing of all technically available functionalities for each Network Element or Combination, in response to an order for the Network Element or Combination;

     5. As long as PACIFIC remains the code administrator for California, notice of any NPA relief planning meetings so that CLEC may participate in those meetings to reach industry consensus on NPA code relief.

7.   ORDER FORMAT AND DATA ELEMENTS FOR INDIVIDUAL NETWORK ELEMENTS AND
     COMBINATIONS

7.1 In ordering Network Elements or Combinations, CLEC and PACIFIC will utilize standard industry order formats and data elements developed by the Alliance for Telecommunications Industry Solutions (ATIS), including without limitation the Order and Billing Forum (OBF). Industry standards do not currently exist for the ordering of all Network Elements or Combinations. Therefore, until such standard industry order formats and data elements are developed by the ATIS for a particular Network Element or Combination, CLEC and PACIFIC will mutually agree to a format to be used to address the specific data requirements necessary for the ordering of those Network Elements or Combinations. There currently exist OBF formats for INP and the following Network Elements: Links, Ports, and Transport. When an ATIS standard or

                                                                   Attachment 11
                                                                          Page 7

        format is subsequently adopted, the Parties will use such standard or format in lieu of any standard or format set forth in this Attachment, unless the Parties mutually agree to continue to use the standard or format set forth herein.

7.2 CLEC and PACIFIC shall agree upon the appropriate ordering and provisioning codes to be used for each Network Element or Combination. These codes shall be known as data elements.

7.3 Each order for a Network Element or a Combination will contain the following order-level sections, as defined by the OBF or as mutually agreed to by the Parties: Administration, Bill, Contact, and End User Information, e.g., Local Service Request (LSR) form, Access Service Request (ASR) form, End User Information (EU) form.

7.4 CLEC will provide provisioning data in the format defined below when ordering Network Elements or Combinations. First, CLEC will state whether it is ordering a Network Element (one or more of the Network Elements described in this Agreement) or a Combination (multiple Network Elements in the same order). CLEC will then provide data in the following provisioning categories, such data to be provided on the OBF ordering form as completed data fields:

        1. Activity. The activity field will comply with OBF standards, which currently include Add, Change, Disconnect and Record Only.

                Order Activity Description. For each activity, a further description of the Order Activity may be required. Consistent with OBF standards, Modify, Cancel, Expedite, Coordinated, Suspend and Restore. The preceding Order Activity Descriptions may be applied to any Add, Change, Disconnect or Record Only order. In some cases, more than one of these may apply to a particular order. In addition, Sequence, as defined below, may be added:

                Sequence: The Parties will jointly develop the sequence that will apply when components of the order must be worked in the proper sequence, or when components of the order are sequentially related to components or another order.

        2. Purpose of Order. The Purpose of Order will contain a brief statement describing the overall purpose of the order (e.g., Add new ISDN loop or build dedicated trunking/transport from local end office to CLEC OSPS 5E).

        3. Type of Network Element or Combination. The Type of Network Element or Combination category consists of two parts. First, an E (Network Element) or C (Combination) followed by a dash and then the two character code for the Network Element(s) (e.g., E-LS (Local Switching) and C-DT/LS (Combination of Dedicated

                                                                   Attachment 11
                                                                          Page 8

     Transport and Local Switching)). Below are the Network Elements and their two character codes:

          LL   Local Loop

          ND   Network Interface Device

          DC   Digital Crossconnect System (DCS)

          LS   Local Switching

          OS   Operator Systems (trunking and transport for LSNE)

          CT   Common Transport

          DT   Dedicated Transport

          SS   Signal Transfer Points

          SL   Signaling Link Transport

          DB   SCPs/Databases (LNP, LIDB, Toll Free)

          TS   Tandem Switching

     The parties will mutually agree on the proper Type of Network Element or Combination designators for other Network Elements or Combinations, e.g., Operator Services, Directory Services, etc.

4. Interconnection Locations. This category describes the beginning and end-point of the Network Element or Combination. For example, the point of termination (POT) may be listed as a switch CLLI, a frame tie down location, a channel on a T3, or a customer address. Various types of POT are described in the tables shown in Appendix A.

5. Interconnection Specific. The Interconnection Specific category describes the nature of the interconnection and the appropriate relationships within the Network Element/Combination. The appropriate type of Interconnection Specific is described for each Network Element/Combination in the tables shown in Appendix A. The following definitions apply:

     Contiguous: All cross-connects, muxing, cross-office ties, etc. will be included between the two interconnection points listed under Interconnection Locations so that the Network Element or Combination is delivered fully functional.

     Routing: Indicates that routing is party of the necessary interconnection.

     Functionally Inclusive: All functionality as it is defined within Attachment 6 of this Agreement as it relates to interconnection

                                                                   Attachment 11
                                                                          Page 9

                when the Network Element or Combination is provisioned by PACIFIC.

        6. Element Identification. This field includes the precise identifier of the Network Element. For example, the identifier can be a circuit ID, facility name, switch CLLI, or Working Telephone Number.

        7. Object. The Object identifies the basic unit of the Network Element or Combination. Examples include Network Trunk (for the Network Element LS) and DS1 (for the Network Element DT). The Objects related specifically to each Network Element or Combination are provided in the tables shown in Appendix A.

        8. Quantity/Capacity. This field lists the Quantity/Capacity of Objects. For example, for the Local Loop the number "1" in this field would indicate that one Local Loop was being ordered. On the other hand, for the Object "DT" the number "4" would indicate that a capacity of 4 DS1 are being ordered.

        9. Options. For each Object, there may be numerous Options. This category identifies the specific Option of the selected Object. In most case, only one Option applies for each Object. The specific Options for each Object are contained as shown in Appendix A. Examples include 2-wire (for the Object Analog
                Loop), DID (for the Object Customer Trunk) and ESF (for the Object DS1).

        10. Characteristics. For each Option, there may be multiple Characteristics that require additional details. This category identifies those Characteristics, along with the necessary details. The appropriate type of Characteristics are described for each Network Element or Combination within the tables shown in Appendix A. Examples include ISDN conditioned (for the Option 2-wire) and TSG (for the option DID).

        11. Features. This field identifies the Features specific to the Network Element/Combination. For example, when the Network Element is Local Switching, the CLASS/LASS features would be included in this category. CLEC will direct PACIFIC which of these features to activate for a specific customer.

        12. Desired Due Date. This field identifies the date the entire order is expected to be completed.

        13. Due Date Detail. If required, this field identifies interim dates (for Combinations where the network Element Due Dates differ), and the relationship between the provisioning activities internal to the order, and those provisioning activities outside the order that may be related. Coordination and sequencing requirements will be reflected in this field.

                                                                   Attachment 11
                                                                         Page 10



          14. Remarks. This field will include any remarks that are related to the provisioning order that are not reflected elsewhere.

7.5 When ordering a Network Element (individually or as part of a Combination), the interconnection and functionality internal to that Network Element will not be specifically ordered by CLEC and will automatically be provided by PACIFIC. For example, when ordering the element DT (Dedicated Transport), the use of Digital Cross Connects that might be necessary to provide the connectivity between two interconnection locations will not be described on CLEC's order.

7.6 Examples of the provisioning or OBF format to be used by CLEC when ordering certain provisioning activities for individual Network Elements are shown in Appendix B.

7.7 CLEC may purchase Network Elements either individually or in combinations. Combinations of Contiguous Network Elements can be ordered (i) on a case-by-case basis for those Network Elements that are customer-specific; or (ii) on a common-use basis for those Network Elements that are shared by multiple customers.

7.8 When ordering either customer-specific or common-usage Combinations, CLEC may specify the functionality of that Combination without the need to specify the configuration of the individual Network Elements needed to perform that functionality. For example: CLEC may also choose to purchase from PACIFIC a Local Loop and Switching Combination which would be comprised of the Loop and Network Element LS (Local Switching). This Combination would allow CLEC to purchase switching features/such as Class features) and functionalities on a per-customer basis.

7.9 Prior to providing local service using unbundled Network Elements or Combinations in a specific geographic area or when CLEC requires a change of network configuration, CLEC may place an order with PACIFIC requiring PACIFIC to prepare certain common-usage elements and functionalities for CLEC. CLEC has identified one possible set of these elements and functionalities as the Local Switching Conditioning Combination. This Combination may be comprised of all or some of the following individual Network Elements: LS (Local Switching), CT (Common Transport), SS (Signal Transfer Points), DB (SCPs/Databases) and TS (Tandem Switching). In order to provide these Network Elements and their respective functionalities to CLEC, Pacific shall prepare its network for CLEC's use of these common elements by readying each necessary switch.

7.10 CLEC may also use unbundled Network Elements to originate and terminate toll traffic. CLEC has identified the following two Combinations which will allow such functionality: Toll Traffic Combination 1, which is comprised of the

                                                                   Attachment 11
                                                                         Page 11



      Network Elements DT (Dedicated Transport) and LS (Local Switching); and Toll Traffic Combination 2, which is comprised of DT (Dedicated Transport), TS (Tandem Switching), CT (Common Transport) and LS (Local Switching).

7.11 There are many additional Combinations which CLEC may choose to order from PACIFIC.

8.    PERFORMANCE REQUIREMENTS

8.1 CLEC will specify on each order its Desired Due Date (DDD) for completion of that particular order. Standard intervals do not apply to orders under this Agreement. PACIFIC will not complete the order prior to the DDD or later than the DDD unless authorized by CLEC. If the DDD is less than the following Network Element intervals, the order will be considered an expedited order.

            -----------------------------------------------------
                         INTERVALS FOR ORDER COMPLETION
            -----------------------------------------------------
               Network Element                  Number of Days
            -----------------------------------------------------
                    LL                                 2
                    LS                                 2
                    OS                                 2
                    DT
              DS0, DS-1, T1.5                          3
               STS-1, DS3/T3                           5
                   OC-3, +                            15
                    SS                                 3
                    SL                                 2
                    DB                                 2
                    TS                                 2
        C-Local Switch Conditioning                   20
                Combination

8.2 Within two (2) business hours after a request from CLEC for an expedited order, PACIFIC shall notify CLEC of PACIFIC's confirmation to complete, or not complete, the order within the expedited interval. A Business Hour is any hour occurring on a business day between 8:00 a.m. and 5:00 p.m. PST.

                                                                   Attachment 11
                                                                         Page 12


8.3 Once an order has been issued by CLEC and CLEC subsequently requires a new DDD that is less than the minimum interval defined, CLEC will issue an expedited modify order. PACIFIC will notify CLEC within two (2) Business Hours of its confirmation to complete, or not complete, the order requesting the new DDD.

8.4 CLEC and PACIFIC will agree to escalation procedures and contacts. PACIFIC shall notify CLEC of any modifications to these contacts within one (1) week of such modifications.

8.5 PACIFIC shall satisfy the following performance standards: (i) at least 90% of all orders must be completed by DDD; (ii) at least 98% of all orders must be completed by Committed Due Date; and (iii) at least 99% of all orders will be completed without error.

8.6 CLEC will pay for all additional cost for performance in excess of PACIFIC's intervals for comparable services.

9.    ACCOUNT MAINTENANCE

      PACIFIC AND CLEC agree to the following account maintenance procedures:

9.1   OUTPLOC Transaction Feed

      OUTPLOC means when an CLEC Local Service or LSNE changes from CLEC local exchange service to another local exchange carrier. Until approved industry standards are available, PACIFIC will notify CLEC using a 9270 CARE-like electronic record when a customer changes from CLEC Local to a new Local Service Provider. PACIFIC will provide 9270 CARE-like records six (6) days a week, Monday through Friday (Saturday (when change activity occurs)), via the CONNECT: Direct interface. Electronic records will be sent within twenty-four (24) hours of the switch being provisioned for the customer change. CLEC understands that PACIFIC may send other
      9000 series CARE-like electronic records on CLEC Local customers.

9.2   Change Request Implementation

      PACIFIC will cease billing CLEC effective as of the date of the customer's change request. If there is a delay in PACIFIC's implementation of the customer's change request, PACIFIC will issue a credit to CLEC for any amounts billed to CLEC with respect to that customer following the date of the customer's change request.

9.3   Use of Service Order for PIC-Only Change

                                                                   Attachment 11
                                                                         Page 13


      When an CLEC Local Customer contacts CLEC Local only to request a change of Primary Interexchange Carrier (PIC) from one IEC to another IEC, PACIFIC will accept the PIC-only change request from CLEC Local on the current service order feed. PACIFIC will change its current tariffed rate applicable to PIC-only changes.

9.4   IEC PIC Change Request

      PACIFIC will not accept a PIC change request from a Long Distance carrier for CLEC Local customers. Beginning December 1996, PACIFIC will return such requests to the IEC indicating CLEC's Operating Company Number (OCN) on the industry standard 3148 record.

                                                                   Attachment 11
                                                                      Appendix A
                                                                          Page 1

                                   Appendix A
                           Local Service Request Form


The Unbundled Network Elements Service Request Form will be sent with every UNE and TSR order and is divided into three sections: the Administrative Section, the Bill Section, and the Contact Section.

The Administrative section is always required and contains such information as the purchase order number, desired due date, activity, expedite, and related order numbers.

The Billing section designates the CLEC Billing Account number to be used by the ILEC and the CLEC billing name and address. This field is to be filled out on all orders.

The Contact section contains contact information for the Initiator of the order, the Implementation contact, the design contact, and maintenance contact. For Loop and Switch orders only the initiator contact person is to be designated, for Infrastructure provisioning, or customer orders for such things as dedicated transport, the implementation and design contacts are to be specified.

                                                                   Attachment 11
                                                                      Appendix A
                                                                          Page 2

Administrative Section:
CCNA____PON__________________VER__SPA__LSR NO________________SC________PG__of__
D/T SENT________DDD___-___-___DFDT_____PROJECT___________________CHC__REQTYP___

ACT__SUP_EXP__EXP REASON________________________AFO____________RTR__CC_________
ENG__ALBR__AGAUTH_DATED______AUTHNM______________________
RPON____________RORD_________SAN______________CLS-SVCS______
LISTING__E911__QTY_____CUSTOMER______________________
_______________________________________________________________________________
BILL SECTION
BI__BAN_______________ACNA______BILLNM_______________________SBILLNM___________
_________
STREET__________________FLOOR____ROOM_____CITY_______________________STATE_____
ZIP CODE_________________BILLCON________________TEL NO_____________________
FAX__________________EMAIL___________VTA___________
_______________________________________________________________________________
Contact Section
INIT__________________TELNO__________FAX_______________EMAIL___________________
STREET__________________FLOOR_____________________ROOM_________________________
CITY__________________STATE____________________ZIP____________________
IMPCON___________________TEL NO_____________________PAGER______________________
ALT IMPCON_________________TEL NO_____________________PAGER____________________
DSGCON___________________DRC_______________________TEL NO___________FAX NO_____
___________________
EMAIL____________________STREET____________________FLOOR____ROOM_____CITY______
____________
REMARKS________________________________________________________________________
_________________________

                                                                   Attachment 11
                                                                      Appendix A
                                                                          Page 3

                           END USER INFORMATION FORM

The End User Information form is sent with every UNE and TSR customer order is used for ordering specific network elements or TSR to provide service for a specific customer. It is divided into 5 parts: the Administrative Section, the Location and Access Section, the Inside Wiring Section, the Bill Section and the Per Customer Element Section.

The Administrative section is used to link subsequent forms to the Unbundled Network Element Form. The information in this section is on all of the forms that are used for ordering Unbundled Network Elements, either on a footprint basis or on an individual customer basis. The Administrative Section contains five fields which are required on all forms, these field are: Customer Carrier Purchase Order Number (PON), version (VER), Local Service Request Number (LSR
NO), quantity (QTY), and the page number of (PG_of_). The Administrative section will not be discussed on further forms.

The Location and Access form contains the customer name and Address and any specific instruction need to access the customer equipment. This section is required on all customer orders. The information on this section would be used for data base entries such as E911 or DA as well designating the location of any customer premises work.

Inside wiring is not an Unbundled Network Elements but is included here for completeness. This section needs to be filled out only if the ILEC is the inside wiring vendor. This section is also included to be consistent with the existing OBF forms. The Bill Section contains the local billing account number and information for the billing contact.

The Per Customer Network Element Section contains a listing of the specific Network Elements which are being ordered to serve a specific customer and an indication of any attached forms which are need for additional information concerning the ordered Network Elements. Possible customer specific elements are, the NID, Loop, and Local Switching. The need to provision customer specific data base information would also be indicated here.

                                                                   Attachment 11
                                                                      Appendix A
                                                                          Page 4
                              END USER INFORMATION

Administrative Section:
CCNA____PON__________________VER__UNSR NO____REC TPY_____ACT__SPA____QTY_______
____PG_OF_
_______________________________________________________________________________
Location and Access
NAME_________________STREET NO________DIR_____STREET___________________LOCATION
_______________FLOOR___________ROOM____________CITY___________STATE__ZIP_______
______ALT HOUSE#_______________
LCON________________TEL NO_____________________EUMI__ACC_______________________
_______________________________________________________________________________
___________________________________________
OTHER SERVICES___________________OTHER TN__________________
OMIT LISTINGS WHITE PAGES and DA__STREET DIRECTORY___
_______________________________________________________________________________
Inside Wire
WO__WBAN______________________WCON___________________TEL NO____________________
_______________________________________________________________________________
Bill Section
LOCBAN______________________FBI__________________BILL NM_______________________
SBILL NM____________________STREET#________DIR___STREET NAME___________________
FLOOR_____________________LOCATION______________________ROOM_____________CITY__
___________________STATE___ZIP______________________
BILL CONTACT___________________TELENO___________________
_______________________________________________________________________________
Per Customer Element Section:
RESALE       Y/N_ATTACHED FORM_        NID       Y/N_ATTACHED FORM_

                         LOOP           Y/N_ATTACHED FORM_
                         LOOP SWITCH    Y/N_ATTACHED FORM_
                         DATA BASE ENTRY   Y/N_ATTACHED FORM_

                                                                   Attachment 11
                                                                      Appendix A
                                                                          Page 5

               UNBUNDLED NETWORK ELEMENT PROVISIONING CATEGORIES

4) LOCAL SWITCHING

--------------------------------------------------------------------------------------------------------
Activity      Type     Inter-       Inter-       Element ID     Object        Option     Characteristics
(one of)               connection   connection                  (one of)
                       Location     Specific
--------------------------------------------------------------------------------------------------------
A,C,D,R       LS       WTN          FUNCTIONALLY WTN            Line (may be  POTS       Signaling
                       Location     INCLUSIVE    TSG            Concentrated  ISDN       Line Class Code
                       CLLI         ROUTING      Designaton     if so         Centrex    WTN
                       Switch CLLI               Switch         designated)              E911
                                                 CLLI                                    Concentration
                                                                                         Ratio
                                                                                         Interface rate
                                                                                          (DS1,DS3)
                                                                                         Interface
                                                                                         protocol
                                                                                          (TR08, TR303)
--------------------------------------------------------------------------------------------------------
                                                                Non-          POTS       Signaling
                                                                concentrated  ISDN       Line Class Code
                                                                Line          Centrex    WTN
                                                                                         E911
                                                                                         Interface rate
                                                                                         (DS0, DS1, DS3)
--------------------------------------------------------------------------------------------------------
                                                                Network       SS7        One-way
                                                                Trunk         MF         Two-way
                                                                                         Routing
                                                                                         Screening
                                                                                         TSG
--------------------------------------------------------------------------------------------------------


                                                                   Attachment 11
                                                                      Appendix A
                                                                          Page 6


               UNBUNDLED NETWORK ELEMENT PROVISIONING CATEGORIES

---------------------------------------------------------------------------------------------------------------
Activity     Type      Inter-         Inter-         Element ID     Object         Option        Characteristics
(one of)               connection     connection                    (one of)       (one of)
                       Location       Specific
---------------------------------------------------------------------------------------------------------------
                                                                    Customer       DID           Signaling
                                                                    Trunk          DOD           Routing
                                                                                   Two-way       Screening
                                                                                                 TSG
---------------------------------------------------------------------------------------------------------------
                                                                    Routing        Operator
                                                                                   Services
                                                                                   Directory

                                                                                   Assistance
                                                                                   Messaging
---------------------------------------------------------------------------------------------------------------
                                                                    LNP            RCF           Ported
                                                                                   DNRI          number(s)
                                                                                   RIPH          Shadow
                                                                                   LERG          number(s)
                                                                                                 Number of call
                                                                                                 paths
---------------------------------------------------------------------------------------------------------------
                                                                    AIN trigger    Triggers      Subscribed
                                                                                   (e.g. Off-    Office-based
                                                                                   hook          Dialing plan
                                                                                   immediate,    Translation type
                                                                                   off-hook      Digital sequence
                                                                                   delay)
---------------------------------------------------------------------------------------------------------------
                                                                    Data Switch    Switch        Policing
                                                                    UNI Port       type (e.g.    Congestion
                                                                                   ATM)          control
---------------------------------------------------------------------------------------------------------------

                                                                   Attachment 11
                                                                      Appendix A
                                                                          Page 7


               UNBUNDLED NETWORK ELEMENT PROVISIONING CATEGORIES

---------------------------------------------------------------------------------------------------------------
Activity     Type      Inter-         Inter-         Element ID     Object         Option       Characteristics
(one of)               connection     connection                    (one of)       (one of)
                       Location       Specific
---------------------------------------------------------------------------------------------------------------
                                                                                   Frame
                                                                                   Relay)
---------------------------------------------------------------------------------------------------------------
                                                                    Data Switch    Switch       Policing
                                                                    NNI Port       type (e.g.   Congestion
                                                                                   ATM,         control
                                                                                   Frame
                                                                                   Relay)
---------------------------------------------------------------------------------------------------------------


5) OPERATOR SYSTEMS
---------------------------------------------------------------------------------------------------------------
Activity     Type      Inter-         Inter-         Element ID     Object         Option       Characteristics
(one of)               connection     connection                    (one of)       (one of)
                       Location       Specific
---------------------------------------------------------------------------------------------------------------
A,C,D,R       OS       Serving        FUNCTIONALLY                  Operator                    O+
                       area (NPA-     INCLUSIVE                     Services                    O-
                       NXX, LATA,                                                               Busy Line
                       State, Rate                                                              Verification
                       center)                                                                    (BLV)
                                                                                                Emergency Line
                                                                                                Interrupt
                                                                                                  (ELI)
                                                                                                911 overflow
---------------------------------------------------------------------------------------------------------------
                                                                    Directory      Service      411
                                                                    Assistance     Area         555-1212
                                                                                   Customer
---------------------------------------------------------------------------------------------------------------

                                                                   Attachment 11
                                                                      Appendix A
                                                                          Page 8

               UNBUNDLED NETWORK ELEMENT PROVISIONING CATEGORIES

6) COMMON TRANSPORT

--------------------------------------------------------------------------------------------------------
Activity     Type   Inter-      Inter-      Element ID      Object     Option     Characteristics
(one of)            connection  connection                  (one of)   (one of)
                    Location    Specific
--------------------------------------------------------------------------------------------------------
A,C,D,R      CT     Serving     CONTIGUOUS
                    area (NPA-
                    NXX, LATA,
                    State, Rate FUNCTIONALLY
                    center)     INCLUSIVE

7) DEDICATED TRANSPORT

Activity     Type   Inter-      Inter-      Element ID      Object     Option     Characteristics
(one of)            connection  connection                  (one of)   (one of)
                    Location    Specific
--------------------------------------------------------------------------------------------------------
A,C,D,R      DT     Location    CONTIGUOUS  Facility        DS0        No DCS     Routing
                    CLLI                    name                                  Avoidance
                                            CLFI                       D4 Channel
                    CLLI/POT                                            Bank      A/D Conversion
                                                                       DCS 1/0    Multiplexing/
                                                                                  De-multiplexing
                                                                                  Format
                                                                                  conversion
                                                                                  Signal conversion
                                                                                  Performance
                                                                                  monitoring
                                                                                  SONET to
                                                                                  Asynch.
--------------------------------------------------------------------------------------------------------


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               UNBUNDLED NETWORK ELEMENT PROVISIONING CATEGORIES

--------------------------------------------------------------------------------------------------------
Activity     Type   Inter-      Inter-      Element ID      Object     Option     Characteristics
(one of)            connection  connection                  (one of)   (one of)
                    Location    Specific
--------------------------------------------------------------------------------------------------------
                                                                                   gateway
                                                                                  Broadcasting
                                                                                  Mapping
--------------------------------------------------------------------------------------------------------
                                                            DS1        No DCS     Signal format
                                                                                   (e.g. B8ZS,
                                                                                   AMI)
                                                                                  Framing format
                                                                                   (e.g. ESF, D4,
                                                                                   unframed)

                                                                       DSX        Multiplexing/
                                                                       DCS 1/0     Demultiplexing
                                                                       DCS 3/1    Format
                                                                                   conversion
                                                                                  Signal
                                                                                   conversion
                                                                                  Performance
                                                                                   monitoring
                                                                                  SONET to
                                                                                   Asynch.
                                                                                   gateway
                                                                                  Broadcasting
                                                                                  Mapping
--------------------------------------------------------------------------------------------------------
                                                            DS3        No DCS     Secure Interface
                                                                                  Framing format
                                                                                   (e.g. C-bit
--------------------------------------------------------------------------------------------------------

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               UNBUNDLED NETWORK ELEMENT PROVISIONING CATEGORIES

--------------------------------------------------------------------------------------------------------

Activity     Type   Inter-      Inter-      Element ID      Object     Option     Characteristics
(one of)            connection  connection                  (one of)   (one of)
                    Location    Specific
--------------------------------------------------------------------------------------------------------
                                                                                   parity,
                                                                                   M13,
                                                                                  unframed)
                                                                       DSX
                                                                       DCS 3/1    Multiplexing/
                                                                       DCS 3/3     Demultiplexing
                                                                                  Format
                                                                                   conversion
                                                                                  Signal
                                                                                   conversion
                                                                                  Performance
                                                                                   monitoring
                                                                                  SONET to
                                                                                   Asynch.
                                                                                   gateway
                                                                                  Broadcasting
                                                                                  Mapping
--------------------------------------------------------------------------------------------------------
                                                            VT1.5
--------------------------------------------------------------------------------------------------------
                                                            STSn       LGX
--------------------------------------------------------------------------------------------------------

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               UNBUNDLED NETWORK ELEMENT PROVISIONING CATEGORIES


 8) SIGNAL TRANSFER POINTS

--------------------------------------------------------------------------------------------------------------------------
Activity       Type      Inter-         Inter-         Element ID          Object         Option         Characteristics
(One of)                 connection     connection                         (one of)       (one of)
                          Location      Specific
--------------------------------------------------------------------------------------------------------------------------
A,C,D,R        SS        Serving        CONTIGUOUS     STP CLLI            A-link         DS0
                         area (NPA-                    (pair)              interface      DS1
                         NXX, LATA,                                        (pair)
                         State, Rate    FUNCTIONALLY
                         center)        INCLUSIVE

                         CLLI/POT       ROUTING
--------------------------------------------------------------------------------------------------------------------------
                                                                           D-link         DS0
                                                                           interface      DS1
                                                                            (quad)
-------------------------------------------------------------------------------------------------------------------------



 9) SIGNALING LINK TRANSPORT

--------------------------------------------------------------------------------------------------------------------------

Activity       Type      Inter-         Inter-         Element ID          Object         Option         Characteristics
(One of)                 connection     connection                         (one of)       (one of)
                          Location      Specific
--------------------------------------------------------------------------------------------------------------------------
A,C,D,R        SL        Location      CONTIGUOUS      Facility           Pair           DS0
                         CLLI                          name                              DS1
                                                       Circuit ID
                         CLLI/POT
--------------------------------------------------------------------------------------------------------------------------
                                                                          Quad            DS0
                                                                                          DS1
-------------------------------------------------------------------------------------------------------------------------

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               UNBUNDLED NETWORK ELEMENT PROVISIONING CATEGORIES

10) SCPs/DATABASES

Activity             Interconnection    Interconnection                 Object        Option
(one of)      Type   Location           Specific           Element ID   (one of)      (one of)         Characteristics
----------------------------------------------------------------------------------------------------------------------
A, C, D, R,   DB     Serving area       FUNCTIONALLY                    LNP           Serving          NPA-NXX
                     (NPA-NXX, LATA,    INCLUSIVE                                     Area             LATA
                     State, Rate                                                                       Region
                     Center, region),
                     Customer
----------------------------------------------------------------------------------------------------------------------
                                                           WTN          LIDB          Serving          NPA-NXX
                                                                                      Area             VNS
                                                                                      Customer         Calling Card
----------------------------------------------------------------------------------------------------------------------
                                                                        Toll Free     Serving          NPA-NXX
                                                                        (800)         Area
----------------------------------------------------------------------------------------------------------------------
                                                           WTN          E911          Serving          NPA-NXX
                                                                        (ALI/DMS)     Area             Rate Center
                                                                                      Customer         Region
                                                                                                       Customer
                                                                                                         Address, etc.
----------------------------------------------------------------------------------------------------------------------
                                                           WTN          AIN           Customer         WTN
                                                                                                       Dialing
                                                                                                       sequence
----------------------------------------------------------------------------------------------------------------------
                                                                        SCE/SMS/SCP   AIN              Subscribed
                                                                        Access        Triggers         Office-based
                                                                                      (e.g. Off-hook)

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                                                                         Page 13


               UNBUNDLED NETWORK ELEMENT PROVISIONING CATEGORIES

1) TANDEM SWITCHING

Activity             Interconnection    Interconnection                 Object        Option
(one of)      Type   Location           Specific           Element ID   (one of)      (one of)         Characteristics
----------------------------------------------------------------------------------------------------------------------
A, C, D, R,   TS     Serving area       FUNCTIONALLY       Switch       Network       SS7              One-way
                     (NPA-NXX, LATA,    INCLUSIVE          CLLI         Trunk         MF               Two-way
                     State, Rate        ROUTING                                                        Routing
                     center)                                                                           Screening
                                                                                                       TSG

                     Location
                     CLLI
----------------------------------------------------------------------------------------------------------------------
                                                                        Routing       Operator
                                                                                        Services
                                                                                      Directory

                                                                                      Assistance
                                                                                      Messaging
----------------------------------------------------------------------------------------------------------------------
                                                                        LNP           RIPH             Overflow
                                                                                                       Primary
----------------------------------------------------------------------------------------------------------------------

                                                                   Attachment 11
                                                                      Appendix B
                                                                          Page 1

                 UNBUNDLED NETWORK ELEMENT PROVISIONING FORMAT

Example 1

PURPOSE OF ORDER: Modify Dedicated transport order, Customer PBX to CLEC 4ESS

      ORDER     A         ORDER ACTIVITY      MODIFY __X__    CANCEL ____    EXPEDITE___     SUSPEND___
  ACTIVITY:                 DESCRIPTION:      RESTORE_____

                                              SEQUENCE ____   COORDINATED ____   ASSOCIATED ORDER(S):

------------------------------------------------------------------------------------------------
                                    TYPE      E - DT
                           ELEMENT/COMB:

                    ----------------------------------------------------------------------------
                        INTERCONNECTION       FROM: [CUSTOMER prem CLLI] TO: [CLEC CFA T3 slot]
                              LOCATION:

                    ----------------------------------------------------------------------------
                        INTERCONNECTION       CONTIGUOUS
                              SPECIFIC:
------------------------------------------------------------------------------------------------
DESIRED DUE   11/03/96 DUE DATE DETAILS:
      DATE:
------------------------------------------------------------------------------------------------
                                REMARKS:      Order modified to reflect different CFA assignment
------------------------------------------------------------------------------------------------

ELEMENT/COMBINATION: DT -  Dedicated
Transport
--------------------------------------
ELEMENT ID:  [LEO will return facility
             name, CFL]
    OBJECT:  DS1
--------------------------------------
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                 UNBUNDLED NETWORK ELEMENT PROVISIONING FORMAT

   QTY/CAPACITY:  1
--------------------------------------
         OPTION:  Framing D4
--------------------------------------
CHARACTERIStICS:  Signal: B8ZS

--------------------------------------
       FEATURES:
--------------------------------------

Example 2

PURPOSE OF ORDER: Route PBX customer's traffic from end-office to PBX trunk group to end-office to 4ESS trunk group in support of LNP

      ORDER     C         ORDER ACTIVITY      MODIFY _____    CANCEL ____    EXPEDITE___     SUSPEND___
  ACTIVITY:                 DESCRIPTION:      RESTORE_____

                                              SEQUENCE ____   COORDINATED _X___   ASSOCIATED ORDER(S):

------------------------------------------------------------------------------------------------
                                    TYPE      E - LS
                           ELEMENT/COMB:

                    ----------------------------------------------------------------------------
                        INTERCONNECTION       FROM: [LEC Switch CLLI] TO: [LEC-Switch-to-CLEC-4ESS TSG
                              LOCATION:       designation]

                    ----------------------------------------------------------------------------
                        INTERCONNECTION       ROUTING
                              SPECIFIC:
------------------------------------------------------------------------------------------------
DESIRED DUE   11/03/99  DUE DATE DETAILS:     Activate routing in coordination with CLEC contact
      DATE:
------------------------------------------------------------------------------------------------
                                REMARKS:
------------------------------------------------------------------------------------------------

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                                                                          Page 3

                 UNBUNDLED NETWORK ELEMENT PROVISIONING FORMAT
--------------------------------------------------------------------------------

ELEMENT/COMBINATION: LS-Local
Switching
------------------------------------
     ELEMENT ID:   [LEC Switch CLLI]

------------------------------------
         OBJECT:   LNP

------------------------------------
   QTY/CAPACITY:   N/A

------------------------------------
         OPTION:   RIPH (Route Index
                   Portability Hub)
------------------------------------
CHARACTERISTICS:   [Ported Numbers]
                   Number of call
                   paths: max
------------------------------------
       FEATURES:

------------------------------------


Example 3
PURPOSE OF ORDER: Suspend Local Switching functionality
--------------------------------------------------------------------------------
    ORDER  C  ORDER ACTIVITY   MODIFY___  CANCEL___  EXPEDITE___  SUSPEND___X___
ACTIVITY:       DESCRIPTION:   RESTORE___

                               SEQUENCE___  COORDINATED___  ASSOCIATED ORDER(S):
--------------------------------------------------------------------------------
                        TYPE   E-LS
               ELEMENT/COMB:
             -------------------------------------------------------------------
             INTERCONNECTION   INCLUSIVE: [LEC Switch CLLI]
                   LOCATION:
             -------------------------------------------------------------------

                                                                   Attachment 11
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                                                                          Page 4

                             UNBUNDLED NETWORK ELEMENT PROVISIONING FORMAT
                      ----------------------------------------------------------

                      ----------------------------------------------------------
                      INTERCONNECTION     FUNCTIONALLY INCLUSIVE
                            SPECIFIC:
--------------------------------------------------------------------------------
DESIRED DUE   NOW   DUE DATE DETAILS:
      DATE:
--------------------------------------------------------------------------------
                             REMARKS:     Suspend all functionality except
                                          access to E911
--------------------------------------------------------------------------------

ELEMENT/COMBINATION: LS-Local
Switching
------------------------------------
     ELEMENT ID:   WTN

------------------------------------
         OBJECT:   Line

------------------------------------
   QTY/CAPACITY:   1

------------------------------------
         OPTION:   POTS

------------------------------------
CHARACTERISTICS:

------------------------------------
       FEATURES:

------------------------------------

                                                                   Attachment 11
                                                                      Appendix B
                                                                          Page 5

                 UNBUNDLED NETWORK ELEMENT PROVISIONING FORMAT
                 ---------------------------------------------

Example 4

PURPOSE OF ORDER: Add LEC signaling access/capability to CLEC Switch

--------------------------------------------------------------------------------
    ORDER  A  ORDER ACTIVITY   MODIFY___  CANCEL___  EXPEDITE___  SUSPEND _____
ACTIVITY:       DESCRIPTION:   RESTORE___

                               SEQUENCE___  COORDINATED X   ASSOCIATED ORDER(S):
--------------------------------------------------------------------------------
                        TYPE   E-SS
               ELEMENT/COMB:
             -------------------------------------------------------------------
             INTERCONNECTION   INCLUSIVE: [Rate Center]  FROM: [STP CLLI Pair]
                   LOCATION:                               TO: [CLEC POP CLLI
                                                               and DSX tie down]
                                                           TO: [CLEC POP CLLI
                                                               and DSX tie down]
             -------------------------------------------------------------------
                         INTERCONNECTION     CONTIGUOUS, FUNCTIONALLY INCLUSIVE,
                               SPECIFIC:     ROUTING
--------------------------------------------------------------------------------
DESIRED DUE   11/3/96  DUE DATE DETAILS:     Turn up signaling network in
      DATE:                                  coordination with CLEC contact
--------------------------------------------------------------------------------
                                REMARKS:
--------------------------------------------------------------------------------

ELEMENT/COMBINATION: SS-Signal
Transfer Points
------------------------------------
     ELEMENT ID:   [STP CLLI pair]

------------------------------------

                                                                   Attachment 11
                                                                      Appendix B
                                                                          Page 6

                             UNBUNDLED NETWORK ELEMENT PROVISIONING FORMAT
                      ----------------------------------------------------------
-------------------------------------------
                   [Circuit ID's for links]

-------------------------------------------
         OBJECT:   A-link

-------------------------------------------
   QTY/CAPACITY:   2 (pair)

-------------------------------------------
         OPTION:   DS0

-------------------------------------------
CHARACTERISTICS:

-------------------------------------------
       FEATURES:

-------------------------------------------

                                                                   Attachment 11
                                                                      Appendix B
                                                                          Page 7

                 UNBUNDLED NETWORK ELEMENT PROVISIONING FORMAT

Example 5

PURPOSE OF ORDER: Update ALI/DMS (E911) database with new customer information

--------------------------------------------------------------------------------

ORDER          C        ORDER ACTIVITY    MODIFY      CANCEL      EXPEDITE
ACTIVITY:                DESCRIPTION:           -----       -----         ------
                                          SUSPEND      RESTORE
                                                 -----        -----

                                          SEQUENCE      COORDINATED  X
                                                  -----            -----
                                          ASSOCIATED ORDER(S):

--------------------------------------------------------------------------------
                                  TYPE    E-DB
                         ELEMENT/COMB:
                ----------------------------------------------------------------
                       INTERCONNECTION    Inclusive: (Rate Center served by
                             LOCATION:               ALI/DMS database)
                ----------------------------------------------------------------
                       INTERCONNECTION    FUNCTIONALLY INCLUSIVE
                             SPECIFIC:
--------------------------------------------------------------------------------
DESIRED DUE  11/03/96 DUE DATE DETAILS    Activate new database entry in
      DATE:                               coordination with CLEC contact
--------------------------------------------------------------------------------
                              REMARKS:
--------------------------------------------------------------------------------

ELEMENT/COMBINATION: DB -
 SCPs/Database
-----------------------------
ELEMENT ID:   WTN
-----------------------------
    OBJECT:   E911 (ALI/DMS)
-----------------------------

                                                                   Attachment 11
                                                                      Appendix B
                                                                          Page 8

                 UNBUNDLED NETWORK ELEMENT PROVISIONING FORMAT
                 ---------------------------------------------

-----------------------------------------
   QTY/CAPACITY:  1
-----------------------------------------
         OPTION:  Customer
-----------------------------------------
CHARACTERISTICS:  [New customer-specific
                  information]
-----------------------------------------
       FEATURES:
-----------------------------------------

                                                                   Attachment 11
                                                                      Appendix B
                                                                          Page 9

                 UNBUNDLED NETWORK ELEMENT PROVISIONING FORMAT
                 ---------------------------------------------

EXAMPLE 6

PURPOSE OF ORDER: Disconnect Local Switching


-----------------------------------------------------------------------------------------------------------
      ORDER       D           ORDER ACTIVITY    MODIFY          CANCEL        EXPEDITE       SUSPEND
  ACTIVITY:                      DESCRIPTION          -----           -----           -----          -----
                                                RESTORE
                                                       -----
                                                SEQUENCE          COORDINATED   X     ASSOCIATED ORDER(S):
                                                        -----                -------
-----------------------------------------------------------------------------------------------------------
                                        TYPE    E-DB
                               ELEMENT/COMB:
                              -----------------------------------------------------------------------------
                             INTERCONNECTION    INCLUSIVE [LEC Switch CLLI]
                                   LOCATION:
                              -----------------------------------------------------------------------------
                             INTERCONNECTION    FUNCTIONALLY INCLUSIVE
                                    SPECIFIC
----------------------------------------------------------------------------------------------------------
DESIRED DUE     11/03/96   DUE DATE DETAILS:    Disconnect in coordination with CLEC contact
      DATE:
-----------------------------------------------------------------------------------------------------------
                                    REMARKS:
-----------------------------------------------------------------------------------------------------------
ELEMENT/COMBINATION: LS-Local
SWITCHING
-------------------------------
ELEMENT ID:       WTN
-------------------------------

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                                                                   Attachment 11
                                                                      Appendix B
                                                                         Page 10

                 UNBUNDLED NETWORK ELEMENT PROVISIONING FORMAT
                 ---------------------------------------------

-----------------------------------------
         OBJECT:   Line
-----------------------------------------
   QTY/CAPACITY:   1
-----------------------------------------
         OPTION:   POTS
-----------------------------------------
CHARACTERISTICS:
-----------------------------------------
       FEATURES:
-----------------------------------------

                                                                   Attachment 11
                                                                      Appendix B
                                                                         Page 11

                 UNBUNDLED NETWORK ELEMENT PROVISIONING FORMAT

I.

Example 2

PURPOSE OF ORDER: LOOP and Switching Combination

-------------------------------------------------------------------------------------------------------



     ORDER     A     ORDER ACTIVITY     MODIFY ____ CANCEL ____ EXPEDITE ____ SUSPEND ____
 ACTIVITY:             DESCRIPTION:     RESTORE ____

                                        SEQUENCE ____ COORDINATED __X__  ASSOCIATED ORDER(S):
-------------------------------------------------------------------------------------------------------

                               TYPE     C - LOOP/LS
                      ELEMENT/COMB:

                    -----------------------------------------------------------------------------------

                    INTERCONNECTION     FROM: [Customer prem]  TO: [LSO CLLI, CLEC IDF frame tie down]
                          LOCATION:

                    -----------------------------------------------------------------------------------

                    INTERCONNECTION     CONTIGUOUS, ROUTING
                          SPECIFIC:

-------------------------------------------------------------------------------------------------------
DESIRED DUE  11/03/9       DUE DATE     Swing loop and activate remote call forward simultaneously
DATE: 6                    DETAILS:

-------------------------------------------------------------------------------------------------------
                           REMARKS:

-------------------------------------------------------------------------------------------------------

ELEMENT/COMBINATION: LOOP - Loop        ELEMENT/COMBINATION: LS - Local
                                        Switching

----------------------------------------------------------------------------

                                                                                                              Attachment 11
                                                                                                                 Appendix B
                                                                                                                    Page 12



                                                               UNBUNDLED NETWORK ELEMENT PROVISIONING FORMAT
-----------------------------------------------------------------------------------------------------
     ELEMENT ID:     [LEC will return loop ID]          ELEMENT ID:   [LEC Switch CLLI]

-----------------------------------------------------------------------------------------------------
         OBJECT:     Analog                                 OBJECT:   LNP

-----------------------------------------------------------------------------------------------------

   QTY/CAPACITY:     1                                QTY/CAPACITY:   N/A

-----------------------------------------------------------------------------------------------------

         OPTION:     2-wire                                 OPTION:   RCF

-----------------------------------------------------------------------------------------------------
CHARACTERISTICS:    Interface: Analog              CHARACTERISTICS:  [Shadow number]
                                                                     number of call paths:  2

-----------------------------------------------------------------------------------------------------
       FEATURES:                                          FEATURES:

-----------------------------------------------------------------------------------------------------

                                                                                                                       Attachment 11
                                                                                                                          Appendix B
                                                                                                                             Page 13
                                           UNBUNDLED NETWORK ELEMENT PROVISIONING FORMAT
Example 3

PURPOSE OF ORDER: Local Switching Condition Combination

------------------------------------------------------------------------------------------------------------------------------------
       ORDER     A                          ORDER ACTIVITY   MODIFY _______  CANCEL _______  EXPEDITE _______  SUSPEND _______
   ACTIVITY:                                  DESCRIPTION:   RESTORE _______

                                                             SEQUENCE  ________   COORDINATED ________  ASSOCIATED ORDER(S):
------------------------------------------------------------------------------------------------------------------------------------
                                                      TYPE   C - LS/CT/SS/DB/TS
                                             ELEMENT/COMB:
------------------------------------------------------------------------------------------------------------------------------------
                                           INTERCONNECTION   INCLUSIVE: [NPA]
                                                 LOCATION:
------------------------------------------------------------------------------------------------------------------------------------
                                           INTERCONNECTION   FUNCTIONALLY INCLUSIVE
                                                 SPECIFIC:
------------------------------------------------------------------------------------------------------------------------------------
DESIRED DUE   11/03/96                   DUE DATE DETAILS:
       DATE:
------------------------------------------------------------------------------------------------------------------------------------
                                                  REMARKS:   Prepare NPA for CLEC use of all Local Switching, Common Transport,
                                                             Signaling, Database and Tandem Switching elements.

                                                             Return CLEC Line Class Codes for all switches
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Attachment 11
                                                                                                                          Appendix B
                                                                                                                             Page 14
                                           UNBUNDLED NETWORK ELEMENT PROVISIONING FORMAT
Example 4

PURPOSE OF ORDER: Toll Traffic Combination 1 - Add toll trunking and transport between LEC end office and CLEC Switch

------------------------------------------------------------------------------------------------------------------------------------
       ORDER     A                          ORDER ACTIVITY   MODIFY _______  CANCEL _______  EXPEDITE _______  SUSPEND _______
   ACTIVITY:                                  DESCRIPTION:   RESTORE _______

                                                             SEQUENCE  ________   COORDINATED ___X____  ASSOCIATED ORDER(S):
------------------------------------------------------------------------------------------------------------------------------------
                                                      TYPE   C - DT/LS
                                             ELEMENT/COMB:
------------------------------------------------------------------------------------------------------------------------------------
                                           INTERCONNECTION   FROM: [LEC Switch CLLI]  TO: [CFA T3 slot]
                                                 LOCATION:
------------------------------------------------------------------------------------------------------------------------------------
                                           INTERCONNECTION   CONTIGUOUS, FUNCTIONALLY INCLUSIVE, ROUTING
                                                 SPECIFIC:
------------------------------------------------------------------------------------------------------------------------------------
DESIRED DUE   11/03/96                   DUE DATE DETAILS:   Do not activate routing until notified by CLEC contact
       DATE:
------------------------------------------------------------------------------------------------------------------------------------
                                                  REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

ELEMENT/COMBINATION: DT - Dedicated                ELEMENT/COMBINATION: LS - Local
Transport                                          Switching

--------------------------------------------------------------------------------------
ELEMENT ID:   [LEC will return facility            ELEMENT ID:   [LEC will return TSG
              name, CLFI]                                        designation]
--------------------------------------------------------------------------------------

                                                                                                              Attachment 11
                                                                                                                 Appendix B
                                                                                                                    Page 15



                                                               UNBUNDLED NETWORK ELEMENT PROVISIONING FORMAT
-----------------------------------------------------------------------------------------------------
         OBJECT:    DS1                                    OBJECT:   Network Trunk

-----------------------------------------------------------------------------------------------------

   QTY/CAPACITY:    1                                QTY/CAPACITY:   24

-----------------------------------------------------------------------------------------------------

         OPTION:    Framing: ESF                           OPTION:   SS7

-----------------------------------------------------------------------------------------------------

CHARACTERISTICS:    Signal: B8ZS                  CHARACTERISTICS:   Two-way
                                                                     [Screening]
                                                                     [TSG characteristics]
                                                                     [Routing]

-----------------------------------------------------------------------------------------------------
       FEATURES:                                          FEATURES:

-----------------------------------------------------------------------------------------------------

                                                                                                                       Attachment 11
                                                                                                                          Appendix B
                                                                                                                             Page 16
                                           UNBUNDLED NETWORK ELEMENT PROVISIONING FORMAT
Example 5

PURPOSE OF ORDER: Cancel order to Add trunking and transport between LEC end-office and CLEC OSPS Switch
------------------------------------------------------------------------------------------------------------------------------------
       ORDER     A                          ORDER ACTIVITY   MODIFY _______  CANCEL ___X___  EXPEDITE _______  SUSPEND _______
   ACTIVITY:                                  DESCRIPTION:   RESTORE _______

                                                             SEQUENCE  ________   COORDINATED ________  ASSOCIATED ORDER(S):
------------------------------------------------------------------------------------------------------------------------------------
                                                      TYPE   C - DT/LS
                                             ELEMENT/COMB:
------------------------------------------------------------------------------------------------------------------------------------
                                           INTERCONNECTION   FROM: [LEC Switch CLLI]  TO: [CLEC POP CLLI and DSX tie down]
                                                 LOCATION:
------------------------------------------------------------------------------------------------------------------------------------
                                           INTERCONNECTION   CONTIGUOUS, FUNCTIONALLY INCLUSIVE
                                                 SPECIFIC:
------------------------------------------------------------------------------------------------------------------------------------
DESIRED DUE   11/03/96                   DUE DATE DETAILS:
       DATE:
------------------------------------------------------------------------------------------------------------------------------------
                                                  REMARKS:
------------------------------------------------------------------------------------------------------------------------------------

ELEMENT/COMBINATION: DT - Dedicated                ELEMENT/COMBINATION: LS - Local
Transport                                          Switching

--------------------------------------------------------------------------------------

                                                                                                              Attachment 11
                                                                                                                 Appendix B
                                                                                                                    Page 17



                                                               UNBUNDLED NETWORK ELEMENT PROVISIONING FORMAT
-----------------------------------------------------------------------------------------------------
     ELEMENT ID:     [LEC will return facility          ELEMENT ID:   [LEC will return TSG
                     name, CLFI]                                       designation]
-----------------------------------------------------------------------------------------------------
         OBJECT:     DS1                                    OBJECT:   Network Trunk

-----------------------------------------------------------------------------------------------------

   QTY/CAPACITY:     2                                QTY/CAPACITY:   48

-----------------------------------------------------------------------------------------------------

         OPTION:     Framing: D4                            OPTION:   SS7

-----------------------------------------------------------------------------------------------------
CHARACTERISTICS:    Signal: B8ZS                   CHARACTERISTICS:   One-way (out from LEC switch)
                                                                      [Screening]
                                                                      [TSG characteristics]

-----------------------------------------------------------------------------------------------------
       FEATURES:                                          FEATURES:

-----------------------------------------------------------------------------------------------------

                                                                   Attachment 11
                                                                      Appendix C
                                                                          Page 1


               PRINCIPALS FOR IMPLEMENTING ELECTRONIC INTERFACES
                         FOR OPERATIONAL SUPPORT SYSTEMS

1.       PREORDERING

1.1      Transaction-Based Information Exchange

The Parties agree that preordering information exchange will be transmitted over the same interface according to the same content definition both for resold PACIFIC services provided using UNE.

1.2      Initial Systems

CLEC will utilize various manual methods of preordering information exchange.

1.3      Long Term Systems

As soon as possible after the effective date and no later than the "Detailed Specifications Agreed To Date" as set forth in Exhibit 1, CLEC and PACIFIC will use their best efforts to agree to detailed specifications for upgrading the transaction based preordering information exchange mechanism according to the CLEC proposed data model for preordering which is based on Telecommunications Industry Forum (TCIF) for Electronic Data Interchange (EDI), Version 6. Unless PACIFIC and CLEC agree to an alternative exchange mechanism by February 10, 1997, the specifications will require that EC-Lite/EDI formatted content be transmitted over a mutually agreeable X.25 or TCP/IP based network to perform inquiries, including inquiries for Switch/Feature Availability, Address Verification, Telephone Number Assignment, Appointment Scheduling, and Customer Service Record requests. When the "Detailed Specifications Agreed To Date" is met, and no additional specifications or changes are required by law, PACIFIC will implement this upgrade by the applicable "Start Date" specified in Exhibit 1.

CLEC and PACIFIC will translate preordering data elements used in their internal processes into the agreed upon forms, and EDI.

1.4      Batch Data Exchange

Unless another mutually agreed to alternative exists between PACIFIC and CLEC, CLEC will use two types of orders, the Infrastructure Provisioning order and Customer Specific Provisioning order, to establish local service capabilities based on a UNE architecture. The Infrastructure Footprint Form and associated

                                                                   Attachment 11
                                                                      Appendix C
                                                                          Page 2


ASR forms (Local Switching, Interoffice Transport, Signaling and Database, Operator Services and DA, and Operations Systems). CLEC will provide these Infrastructure Provisioning and ASR forms via the ASR process, including passing the information over a file transfer network, (e.g. Network Data Mover Network) using the CONNECT: Direct file transfer product.

Customer Specific provisioning will be based on OBF LSR forms and applicable SOSC interpretations of transactions in accordance with OBF forms. PACIFIC and CLEC agree to adapt interfaces based on evolving ATIS/OBF and SOSC standards.

2.       ORDERING AND PROVISIONING

2.1      CLEC Resells PACIFIC Telecommunications Service(s)

The exchange of information relating to the ordering and provisioning of local service, when CLEC is the customer of record for the resold service(s), will be based on the most current industry order formats and data elements developed in the Ordering and Billing Forum (OBF).

2.1.1    Initial Systems

Except as provided in Exhibit 1. PACIFIC will provide CLEC, on or before the Effective Date, with an electronic interface known as Resale Mechanized Interface (RMI) for transmitting and receiving Service Requests and related information such as Firm Order Confirmations (FOC, Jeopardies, Rejects, and Completions). CLEC and PACIFIC will translate necessary data elements used in their internal processes into mutually agreeable file formats and record layouts. CLEC and PACIFIC will develop a mutually agreeable schedule for transmissions throughout the day suing the CONNECT: Direct protocol.

For the ordering of products not supported by RMI, PACIFIC will provide CLEC with other technologies mutually agreed to by the Parties.

2.1.2 Long Term Systems

As soon as possible after the Effective Date and no later than the "Details Specifications Agreed to Date" as set forth in Exhibit 1, CLEC and PACIFIC will use their best efforts to agree to detailed specifications for upgrading the ordering information exchange mechanism according to the Telecommunications Industry Forum (TCIF) for Electronic Data Interchange (EDI) CLEC and PACIFIC mutually agree that the information exchange will be forms based, including the use of the Local Services Request (LSR) Form, the End User Information Form and the Resale Information Form developed by the OBF. CLEC and PACIFIC

                                                                   Attachment 11
                                                                      Appendix C
                                                                          Page 3


will use a mutually agreeable X.25 or TCP/IP based transport network for exchange of transactions. CLEC and PACIFIC will translate ordering and provisioning requests originating in their internal processes into agreed upon forms and EDI transactions. Provided that the "Detailed Specifications Agreed To Date" is met and no additional specifications or changes in specifications are required by law, PACIFIC will use its best efforts to implement this upgrade by the applicable "Start Date" specified in Exhibit 1.

2.2      CLEC Provides Service Using PACIFIC Unbundled Network Elements

2.2.1    Ordering Process and Forms

CLEC and PACIFIC will use two types of orders, an Infrastructure Provisioning order and a Customer Specific Provisioning order to order and provision Network Elements and Combinations.

The Infrastructure Provisioning Footprint order notifies PACIFIC of the common use (across CLEC Retail Customers) Network Elements and Combinations that CLEC will require, and identifies the geographic area CLEC expects to serve through the Network Elements and Combinations ordered. PACIFIC and CLEC will mutually agree on necessary modifications to the existing ordering process and forms used for Exchange Access products until the OBF has adopted an acceptable alternative method. In addition PACIFIC will accept a modified version of the Translation Questionnaire (TQ) Form adopted by the OBF. The modified TQ will be sent to PACIFIC, and PACIFIC will modify the routing tables for its end offices to accommodate the treatment of customer calling associated with the combination of Network Elements and Combinations that CLEC is employing to deliver service. CLEC will provide the Infrastructure Footprint Order and all associated ASR forms. PACIFIC will accept delivery of the Infrastructure Provisioning Forms through the ASR process.

The customer specific provisioning order will be based upon OBF LSR Forms. PACIFIC agrees that the information exchange will be forms based using the Local Service Request Form, End User Information Form, Loop Element Form (formerly Loop Service form), and Switch Element Form (formerly Port Form) developed by the OBF. Such customer specific elements include, but are no limited to, the customer loop, the network interface device, the customer dedicated portion of the local switch, and any combination thereof.

2.2.2.   Initial Systems

PACIFIC will provide CLEC, on the schedule specified in Exhibit 1 attached hereto, with an Electronic Interface known as the Network Data Mover (NDM) for transmitting and receiving Service Requests and related information such as

                                                                   Attachment 11
                                                                      Appendix C
                                                                          Page 4

Firm Order Completions (FOC), Jeopardies, Rejects, and Completions. CLEC and PACIFIC will translate necessary data elements used in their internal processes into mutually agreeable file formats and record layouts. CLEC and PACIFIC will develop a mutually agreeable schedule for transmissions throughout the day using the CONNECT: Direct protocol.

2.2.3   Long Term Systems

As soon as possible after the Effective Date and in no event after the "Detailed Specifications Agreed To Date" as set forth in Exhibit 1 attached hereto. CLEC and PACIFIC will use their best efforts to agree to detailed specifications for upgrading the ordering information exchange mechanism according to the Telecommunications Industry Forum (TCIF) for Electronic Data Interchange (EDI) for the Customer Specific Provisioning orders. The information exchange will be forms based. CLEC and PACIFIC will use a mutually agreeable X.25 or TCP/IP based transport network for exchange of transactions. CLEC and PACIFIC will translate ordering and provisioning requests originating in their internal processes into the agreed upon forms and EDI transactions. Provided that the "Detailed Specification Agreed To Date" is met and no additional specifications or changes in specifications are required by law, PACIFIC will use its best efforts to implement this upgrade by the applicable "Start Date" specified on Exhibit 1 attached hereto.

3.      TESTING AND ACCEPTANCE

CLEC and PACIFIC agree that no interface will be represented as either generally available or as operational until end-to-end functionality testing, as agreed to in a Joint Implementation Agreement or other mutually acceptable document are completed to the satisfaction of both Parties. The intent of the end-to-end functionality testing is to establish, through the submission and processing of test scenarios, that transactions agreed to by CLEC and PACIFIC will successfully process, in a timely and accurate manner, through both Parties' support of OSS as well as the interfaces. CLEC will provide load forecasts by transaction type. PACIFIC will provide documentation to assure ability to handle forecasted load, such as system simulation models. The testing will include the use of mutually agreeable test transactions, designed to represent no less than 95 percent of the transaction types that CLEC expects to send and receive through the Interface undergoing end-to-end testing. In addition, CLEC and PACIFIC will establish either a mutually agreeable testing environment or an audit process sufficient to demonstrate that the interfaces established between CLEC and PACIFIC have the capability and capacity to exchange busy period transaction volumes reasonably projected to occur during the forward-looking twelve month period following implementation of the interface. The test environment or audit process, whichever is utilized, must validate that PACIFIC

                                                                   Attachment 11
                                                                      Appendix C
                                                                          Page 5

can accept and process the anticipated busy period loan without degradation of overall end-to-end performance of the information exchange delivered to CLEC even when other CLEC transactions are simultaneously processed by PACIFIC. Before testing begins, the Parties will mutually agree upon testing entrance and exit criteria.

4.   JOINT IMPLEMENTATION AGREEMENT DEVELOPMENT


CLEC and PACIFIC recognize that this Attachment is not sufficient to fully resolve all technical and operational details related to the interfaces described. Therefore, CLEC and PACIFIC agree to document the additional technical and operational details in the form of a Joint Implementation Agreement (JIA). The JIAs for each interface will become a legally binding addendum to this Attachment. These JIAs may be modified over the course of this Agreement without subjecting the balance of the Agreement to renegotiation or modification. Both Parties further agree that any technical, operational or implementation issues, once identified at the working team level, may be escalated by the initiative of either Party thirty (30) days after an issue is identified if no plan for resolution has been agreed. The escalation will process first to the senior management of each company who will seek to resolve the issue. If an issue is not resolved within thirty (30) days following receipt of the issue by senior management, either Party may submit the issue to the dispute resolution procedures of Attachment 3 for binding resolution. In addition, CLEC and PACIFIC will document both a topical outline for the JIAs as well as establish a schedule for identifying, discussing, resolving and documenting resolution of issues related to each aspect of the JIA topical outline for each interface discussed in this document. In no case, will either end-to-end integrity testing or loan testing begin without both Parties mutually agreeing that each interface JIA documents the intended operation of the interface scheduled for testing. Any issues identified and subsequently resolved through either the end-to-end integrity or load testing processes will be incorporated into the impacted interface JIA within thirty (30) days of issue resolution.

                                                                   Attachment 11
                                                           Appendix C, Exhibit 1
                                                                          Page 1




                 OPERATION SUPPORT SYSTEMS IMPLEMENTATION DATES


PROCESS                              INITIAL SYSTEMS          START DATE
-------                              ---------------          ----------

ORDERING:


Total Service Resale:
    Residence Basic                  RMI/NDM                  currently available
    "As is"                          RMI/NDM (flowthru)*      5/31/97
    "As Specified"                   RMI/NDM (flowthru)*      5/31/97
    Changes, Disconnects,            RMI/NDM (flowthru)*      8/15/97
    New, Move                        RMI/NDM (flowthru)*      8/15/97
  Business - S/M Line, PBX trunk     RMI/NDM*                 current available
    Centrex and ISDN                 RMI/NDM*                 7/10/97++
  Directory - stand alone order      RMI/NDM*                 current available
  Directory - with Resale order**    RMI/NDM                  3/31/97
  E911 - stand alone order           NENA                     current available
  E911 - with Resale order           RMI/NDM                  3/31/97
  NOTE: Product implementation dates include Directory and E911
 *NOTE: NDM (CONNECT: Direct) based on locally agreed upon specifications
**NOTE: CLEC will make appropriate parsing changes
++based upon agreement to detailed specifications by 4/10/97

Network Elements

     -customer Specific:
      local loop                    NDM                       90 days after agreed to
      unbundled local switching,                              standard for each
      combined unbundled local                                unbundled network
      switching and local loop.                               element

    -"Footprint"                    ASR/NDM                   90 days after agreed
                                                              upon standard


                                                                   Attachment 11
                                                           Appendix C, Exhibit 1
                                                                          Page 2


                 OPERATION SUPPORT SYSTEMS IMPLEMENTATION DATES


                                                        DETAILED
                                                        SPECIFICATION
                                        LONG TERM       AGREED
PROCESS                                 SYSTEM          TO DATE                 START DATE
-------                                 ---------       -------------           ----------
ORDERING:

Total Service Resale:
  Residence Basic: "As Is:              EDI             2/10/97                 6/10/97
  "As Specified", Changes               EDI             2/10/97                 6/10/97
  Disconnects, New, Move                EDI             2/10/97                 6/10/97
  Business: S/M Line, PBX trunk         EDI             2/10/97                 6/10/97
  Business: Centrex and ISDN            EDI             6/10/97                 12/10/97
  Directory - stand alone order         EDI             2/10/97                 6/10/97
  E911 - stand alone order              NENA            currently available     currently available

NOTE: Product implementation dates include Directory and E911

NETWORK ELEMENTS

  -Customer Specific: local loop        EDI             2/10/97                 10/10/97
   unbundled local switching,
   combined unbundled local
   switching and local loop

  -"Footprint"                          ASR/NDM         2/10/97                 6/10/97

                                                                   Attachment 11
                                                           Appendix C, Exhibit 1
                                                                          Page 3


                 OPERATION SUPPORT SYSTEMS IMPLEMENTATION DATES


                                                        DETAILED
                                                        SPECIFICATION
                                        LONG TERM       AGREED
PROCESS                                 SYSTEM          TO DATE                 START DATE
-------                                 ---------       -------------           ----------
PRE-ORDERING (ALL RESALE AND NETWORK ELEMENTS)

  Feature Availability                  EDI             2/10/97                 8/10/97
  RACF Nbr.                             EDI             2/10/97                 8/10/97
  CICs                                  EDI             2/10/97                 8/10/97
  Address Verify                        EDI             2/10/97                 8/10/97

Telephone Number Assign
  1-5 Basic Exchange                    EDI             4/10/97                 10/10/97
  Single Line ISDN                      EDI             4/10/97                 10/10/97
  1-5 COPT Lines                        EDI             4/10/97                 10/10/97
  All Other Products                    EDI             10/10/97                4/10/98

CSRs                                    EDI             4/10/97                 2/10/98
Appointments Scheduling                 EDI             6/10/97                 12/10/97
(New connects, basic exchange,
connects basic local loop)
Centrex Facility Availability           EDI             6/10/97                 12/10/97
Connected Facility Availability         EDI             2/10/97                 8/10/97
 (for basic resale or basic loop)
DID Service Inquiry                     EDI             2/10/97                 8/10/97

                                                      Attachment 11 - Appendix D
                                                                    Page 1 of 12


                      JOINT IMPLEMENTATION AGREEMENT (JIA)

                       EDI ORDERING - NUMBER PORTABILITY


                               TABLE OF CONTENTS



1.  INTRODUCTION

     1.1  Executive Summary ................................................ 3
     1.2  Introduction ..................................................... 3

2. PURPOSE
     2.1  Purpose .......................................................... 3
     2.2  Scope ............................................................ 4
     2.3  Term of the JIA .................................................. 4

3. TERMS AND CONDITIONS

     3.1  General Terms .................................................... 4
     3.2  CLEC Notifications ............................................... 5
     3.3  Intercompany Contacts  ........................................... 5
     3.4  Interface Control Document ....................................... 5
     3.5  Interface Testing  ............................................... 6
     3.6  Change Control Type Process ...................................... 6
     3.7  Change Types ..................................................... 6
     3.8  Implementation Scheduling  ....................................... 7

4. OSS DISPUTE RESOLUTION .................................................. 9

5. SCHEDULE ................................................................ 10

6. AUTHORIZED SIGNATURES ................................................... 11



1.  INTRODUCTION

1.1 EXECUTIVE SUMMARY

        SECTION          TOPIC                                      CONTENTS

        1                Introduction                                Identifies the document content.

        2                Purpose                                     Documents the purpose and objectives of the JIA as addendum to the Interconnection Agreement. Identifies scope of this JIA relative to ordering and/or pre-ordering application-to-applic-
                                                                     ation interfaces identified in Section 2.2. Identifies the technical and operational Interface Control Documents that the parties use to implement and maintain these interfaces.

        3                Terms                                       Outlines the terms and conditions of the JIA.

        4                OSS Dispute Resolution                      Defines how disputes will be resolved.

        5                Implementation Schedule                     Outlines a schedule for developing interface functionality.

        6                Authorized Signatures                       Signatures of parties who agree to terms and conditions of this document.




1.2 INTRODUCTION

    1.2.1 This document establishes fundamental principles and actions for OSS interface implementation and maintenance between Pacific Bell (hereafter known as "Pacific") and CRL Network Services ("CLEC").

    1.2.2 Pacific and CLEC agree to jointly test and implement the interfaces that are outlined in Section 2.2. Scope, pursuant to the terms and conditions of the Interconnection Agreement between CLEC and Pacific dated December 19, 1996. Pacific will present project plans to CLEC specifying the technical, operational and other details regarding each such OSS interface and the timelines for testing and implementation thereof. CLEC shall have the opportunity to comment and make recommendations related to each such OSS interface and Pacific shall fully consider such comments and recommendations and respond to CLEC in a timely manner. If the parties cannot reach agreement regarding such OSS interface, the OSS Dispute Resolution process set forth in Section 4 hereof shall apply. In the event of any disagreement between the provisions of the Interconnection Agreement regarding OSS and this JIA, the terms of this Interconnection Agreement shall control.

2.   PURPOSE

2.1  PURPOSE AND OBJECTIVE

     2.1.1 The purpose of this JIA is to document the principles guiding the technical and operational work efforts between Pacific and CLEC relative to the implementation of OSS interfaces referenced in the Interconnection Agreement and identified in Section 2.2, Scope.

     2.1.2 An objective of this JIA is to document the guidelines for implementation and usage of the electronic interfaces under the terms of the Interconnection Agreement. To achieve this objective, the parties will use the documentation and processes referenced in this JIA and focus work efforts on issues that increase the effectiveness of mechanized interfaces.

     2.1.3 This JIA is entered in accordance with Attachment 11 of the Pacific/CRL Network Services Interconnection Agreement.

     2.1.4 To achieve the purpose and objective, the JIA establishes a basis for work efforts and outlines the responsibilities of the parties. An important part of this is the Change Control Process. This process is established for the parties to manage modifications to the interfaces subject to applicable guidelines developed within the Ordering and Billing Forum (OBF) and the Telecommunications Industry Forum (TCIF). This Change Control Process also provides for an escalation process. Supporting documentation for each interface is maintained separately, outside of this JIA. Issues and corresponding resolutions will be documented in correspondence.

2.2  SCOPE

     This JIA pertains to the EDI ordering electronic application interface, specific to Number Portability orders and the latest versions of the associated interface control documents. A separate JIA will be executed for the Directory Listings and 911 updates associated with these Orders; CLEC will use the LI Office Gateways until EDI functionality is available, tested and implemented.

--------------------------------------------------------------------------------
INTERFACE         INTERFACE CONTROL         DESCRIPTION
                  DOCUMENT
--------------------------------------------------------------------------------
EDI - Ordering    1. LSOR 2.0               1. Local Service Order Request
                     version 1.3               contains business rules for
                     (5/11/98)                 ordering specific products based
                                               on standards established by the
                                               OBF.

                  2. EDI Technical          2. Contains administrative
                     Specification             requirements and data specific
                     TCIF 3040                 information showing which
                     (1/21/98)                 segments and elements will be
                                               used. Included are mapping
                                               matrices that identify fields
                                               specific to Pacific. These fields
                                               indicate how information will be
                                               mapped in EDI. This
                                               documentation is based on
                                               standards developed by the OBF
                                               and TCIF.
--------------------------------------------------------------------------------

2.3 TERM OF THE JIA

     2.3.1 The JIA shall terminate and be of no further force or effect upon the termination of Interconnection Agreement. Transition of the process contained in this JIA to terms of a new interconnection agreement shall be pursuant to Section 3 of the Main Agreement.

3.0 TERMS AND CONDITIONS

3.1 GENERAL TERMS

     3.1.1 This JIA is adopted pursuant to the Interconnection Agreement and serves as an addendum to the Interconnection Agreement. The following terms serve as the basis for this document.

       a) This document applies to the ordering and/or pre-ordering electronic application to application interfaces identified in Section 2.2 above.

           a) The document is based upon the Interconnection Agreement's terms for ordering functions that support Number Portability.

           b) Pacific and CLEC will work together in good faith to implement interface functionality in the most effective manner possible. Changes to be managed by the Change Control Process are those with direct impact to the interface functionality. These changes are:

               1) releases finalized by OBF and TCIF, to the extent required by the Interconnection Agreement.
               2) Pacific Bell initiated system changes that directly affect
                  CLEC system requirements.

3.2  CLEC NOTIFICATIONS

     3.2.1 CLEC will receive written notification of a change as soon as reasonably possible after Pacific decides to make the change. Pacific will develop a timeline for development and distribution of documentation and resulting implementation efforts. Should the timeline and/or the content not be acceptable to CLEC, CLEC may escalate the issue for resolution. Any disputes will be resolved pursuant to Section 4 hereof.

     3.2.2 CLEC requests for changes within the scope of implementation will be communicated in writing from CLEC to its appropriate single point of contact. The Account Manager will provide CLEC a written assessment of the request. After CLEC receives Pacific's assessment, the parties will negotiate in good faith to reach an agreement. If no agreement is reached within 30 days of receipt of the specifications, the dispute will be resolved pursuant to Section 4 hereof.

3.3  INTERCOMPANY CONTACTS

     The Pacific Account Management Team will serve as the Single Point of Contact (SPOC) and coordinate all activities under the scope of this JIA with CLEC's SPOC, as noted below. These individuals will manage the exchange of information between the two companies.

          PACIFIC SPOC:                      CLEC SPOC:
          -----------------------------      -------------------------------
          Dianna Scott, Account Manager      Jim Couch
          370 Third Street, Room 716         President
          San Francisco, CA 94107            One Kearny Street, Suite 1450
          Tel: 415 542-7281                  San Francisco, CA 94108
                                             Tel: 415 837-5300
                                             Fax: 415 392-9000

3.4  INTERFACE CONTROL DOCUMENT

     3.4.1 The construction and execution of the interface implementation will be fully documented by Pacific in an Interface Control Document. The Interface Control Documents for the interfaces are listed in Section 2.2, Scope.

     3.4.2 Interface Control Documents (ICD) identified in Section 2.2, Scope, serve to formalize the technical requirements and applicable business rules of functionality that the interface provides.

     3.4.3 Draft ICDs will be jointly reviewed and discussed. Once Pacific issues the final ICD, Pacific will respond to written questions regarding the ICDs. Any disputes regarding ICDs will be resolved pursuant to Section 4 hereof. Request for changes to the final ICD content will be handled via the Change Control Process.

     3.4.4 Once an ICD has been established and Pacific plans a modification or new functionality for an Interface, the ICD will be revised and CLEC will be notified as described above in Section 3.2. Any disputes regarding ICDs will be resolved pursuant to Section 4 hereof. The modified ICD will be accompanied by a summary of the changes and identified by the date of issue.

3.5     INTERFACE TESTING

        3.5.1 Pacific and CLEC will perform interface testing as mutually agreed in the Test Plan. The parties will conduct testing on a set of interface functions for no longer than the interval specified in the Joint Testing Plan, unless a longer interval is mutually agreed to by both parties. Should the parties not agree whether a successful test was obtained within the specified interval, any disputes will be resolved pursuant to
        Section 4 hereof.

3.6     CHANGE CONTROL PROCESS

        3.6.1 Changes to the interface that are subject to the OBF and TCIF guidelines will be handled through the OBF and TCIF processes. Finalized OBF and TCIF guidelines that require or provide opportunity to change the interface will be managed as described in this JIA and the Change Control Process flow detail in Section 3.6.6 below.

        3.6.2 For all other changes, Pacific and CLEC SPOCs will serve as the liaison to receive the request. These requests will be reviewed and responded to by all parties based upon the guidelines established in this JIA and the Change Control Process flow detail in Section 3.6.6 below. Any disputes will be resolved pursuant to Section 4 hereof.

        3.6.3 At such time that a written change is determined to be incorporated into the interface implementation, the appropriate ICDs will be updated to reflect such change or the agreement will be documented in correspondence. No verbal agreements or discussions will be construed to be final until this step has been executed. Any disputes will be resolved pursuant to Section 4 hereof.

        3.6.4 Change documentation (e.g. revised system specifications, etc.) will not be incorporated into the JIA but will be governed by it.

        3.6.5 Section 3.7 identifies the types of changes that will be identified by Pacific and CLEC within this JIA and those changes will adhere to the Change Control Process flow detail described in Section
        3.6.6 below. This process will pertain to changes initiated by Pacific and changes requested by CLEC within the scope of the implementation of the interface. Work on the affected interface may proceed, but in no case will implementation occur before disputes are resolved pursuant to
        Section 4 hereof.

        3.6.6 in all instances CLEC will receive written notice in order to evaluate the issue and have the opportunity to discuss it with Pacific. Any disputes will be resolved pursuant to Section 4 hereof. Specifically, these actions will follow the Change Control Process flow detail described in Sections 3.6.6.1 and 3.6.6.2 below.

                3.6.6.1 Flow detail for changes required to be made by CLEC to meet conversion date:

                1. As the EDI/LSR issue requirements are being determined at OBF, they are reviewed by Pacific to determine Pacific's LSR Usage requirements.

                2.  A preliminary package of the charges is completed.

 4. The Initial Notification of changes will be via an Accessible Letter and will be supplemented with Account Team correspondence where appropriate. The letter will be distributed to CLEC, including the CLEC SPOC identified in Section 3.3 above, and will contain the Pacific plans for issue content and a proposed date of implementation.

 5. CLEC may send a written response through their Pacific Account Manager within 14 calendar days of the letter date if issues exist or clarification is requested.

 6. The response will specify elements of contention and detail CLEC's alternative recommendations for implementation where issues exist. These should be handled through the Pacific Account Manager who will forward them to the appropriate organization within Pacific.

 7. These responses will be reviewed and considered by Pacific and appropriate action will be taken, including attempting to resolve CLEC's issues.

 8. A written response will be forwarded to CLEC through the Account Manager within 14 calendar days after the cutoff date for all responses (28 calendar days after date of Initial Notification). Any changes that may occur as a result of the responses will be distributed to CLEC via another Accessible Letter.

 9. Once the LSOG Version and/or EDI Release Package is finalized it will be reviewed again by Pacific for any alterations that may be necessary.

10. The Final Notification will be sent to CLEC via an Accessible Letter. The letter will contain the requirements for the new release and the planned implementation date.

11. Again, CLEC may send a written response within 14 calendar days through their Account Manager. The response will specify elements of contention and detail CLEC's alternative recommendations for implementation where issues exist, including issues with the planned implementation date.

12. A written response will be forwarded to CLEC through the Account Manager within 14 days after the cutoff date for all CLEC responses (28 calendar days after date of Final Notification). Any changes that may occur as a result of the responses will be distributed to CLEC via another Accessible Letter.

13. Should CLEC elect to dispute any portion of Pacific's response detailed in 11 above, CLEC must initiate such dispute within 10 calendar days of Pacific's response. This period will allow reasonable time for a Majority Vote process to be conducted.

14. Testing will be conducted, to the satisfaction of CLEC and Pacific, until the mutually agreed upon interface testing criteria has been satisfied.

15. If the Parties don't agree that testing has been successfully completed within the planned time frame, they may utilize the provisions of Section 4, hereof to resolve the issue.

16. The new release or updates are implemented. If a dispute resolution procedure has been initiated pursuant to item 12 above and Section 4, implementation will proceed following the provisions of Section 4.

3.6.6.2 Flow detail for changes which may be made at CLEC's option (i.e. does not impact current order production) on or after Pacific's conversion date:

1. As the EDI/LSR issue requirements are being determined at OBF, they are reviewed by Pacific to determine Pacific's LSR Usage requirements.

2.   A preliminary package of the changes is compiled.

3.   Notification will be sent to CLEC, including the CLEC SPOC identified in
     Section 3.3 above, via an Accessible Letter and will be supplemented with Account Team correspondence where appropriate. The letter will contain the requirements for the new release and the planned implementation date.

4. CLEC may send a written response within 14 calendar days through their Account Manager. The response should specify elements of contention, detail why there is programming impact to CLEC and, if appropriate, detail CLEC's alternative recommendations for implementation, including issues with the planned implementation date.

5. These responses will be reviewed and considered by Pacific and appropriate action will be taken, including attempting to resolve CLEC's issues.

6. A written response will be forwarded to CLEC through the Account Manager within 14 calendar days after the cutoff date for responses (28 calendar days after date of Notification). Any changes that may occur as a result of the responses will be distributed to CLEC via another Accessible Letter.

7. Should CLEC elect to dispute any portion of Pacific's response detailed in 6 above, CLEC must initiate such dispute within 10 calendar days of Pacific's response. This period will allow reasonable time for a Majority Vote process to be conducted.

8. If CLEC will utilize the optional capability upon the release date, testing will be conducted, to the satisfaction of CLEC and Pacific, until the mutually agreed upon interface testing criteria has been satisfied.

9. If the Parties don't agree that testing has been successfully completed within the planned time frame, they may utilize the provisions of Section 4, hereof to resolve the issue.

10. The new release or updates are implemented. If a dispute resolution procedure has been initiated pursuant to item 7 above and Section 4, implementation will proceed after resolution of the dispute.

3.7  CHANGE TYPES

     3.7.1 Major Change - Substantial technical process, Business Rule modification(s) or change(s) to the interfaces that are required and which will significantly impact the data transactions and system coding. Major changes including new categories of functionality not included within the original scope and functionality covered by this JIA will be incorporated into a new release that will be subjected to a new JIA.

     3.7.2 Minor Change - Minor technical process, Business Rule modification(s) or change(s) to the interfaces that are required, but are easily incorporated into data transactions and system coding. Minor changes may trigger a revision to an existing JIA but will not require a new release and its corresponding new JIA.

3.8  IMPLEMENTATION SCHEDULING

     3.8.1 Section 5, Implementation Schedule, will be included in the initial JIA for the defined interface. If a subsequent JIA needs to be issued in connection with making major changes as described above, Pacific will coordinate with interface users and publish a new Implementation Schedule as outlined in Section 5 of the new JIA. Any disputes will be resolved pursuant to Section 4 hereof.

     3.8.2 When a minor change is to be implemented but does not necessitate a revision to this JIA, notification of implementation timelines for the particular change(s) will be provided in writing to CLEC. Any disputes will be resolved pursuant to Section 4 hereof.

4.   OSS DISPUTE RESOLUTION

4.1  NEGOTIATIONS AND ESCALATION

     When the parties are not in agreement on Pacific's proposed business rules, test plan, implementation, timeline or other aspects of an OSS interface covered by this JIA, the parties shall promptly commence the escalation process provided for in Section 4 of Appendix C of Attachment
     11 of the Interconnection Agreement. The parties shall act and negotiate in good faith using their best efforts to reach an agreement on the disputed interface that is consistent with the needs of the industry (while recognizing reasonable cost and technical constraints) and that recognizes that the interface must be made available by Pacific on a nondiscriminatory basis and at parity to all CLECs and cannot be designed to advantage or disadvantage any particular CLEC.

4.2  MAJORITY VOTE

     If the process described in Section 4.1 above does not resolve a dispute, CLEC may, in its sole discretion, either accept Pacific's position on the dispute or elect to seek the vote of other Affected CLECs (as defined in Section 4.3.1) that Pacific's position on the dispute is not acceptable to such Affected CLECs. Unless the Majority Vote (as defined in Section 4.3.2) is in favor of the proposed disputed change, Pacific shall not proceed with the proposed disputed change. If Pacific fails to garner a Majority Vote in favor of its position, at Pacific's election, Pacific will commence negotiations with the Affected CLECs to develop a position that is supported by a Majority Vote. The ability to appeal to the CPUC Staff for resolution has not been agreed to by the parties and will be resolved via Alternate Dispute Resolution.

4.3  DEFINITIONS FOR SECTION 4

     4.3.1. "Affected CLECs" shall mean all CLECs which are using a particular Pacific OSS interface as to which a dispute exists where resolution of the dispute will impact such Affected CLECs usage of such interface, all CLECs which are testing or are in the process of implementing such OSS interface and all CLECs which have indicated a definite intent to test, implement or use such OSS interface within the next three months. Pacific shall not be treated as an "Affected CLEC" for this purpose and shall have no vote. CLECs that are affiliates of each other shall be considered the same CLEC.

     4.3.2. "Majority Vote" shall mean 50% or more of all written statements submitted by at least a Quorum of Affected CLECs to Pacific and CLEC indicating that the signing Affected CLECs either (1) object to or (2) support Pacific's position. Where a number of Affected CLECs join together in one written statement, the votes of each Affected CLEC joining in the statement shall be counted as if each had filed an individual statement. For purposes of this definition, "Quorum" shall constitute two-thirds of the Affected CLECs. In the event of a tie, the change proposed shall be implemented by Pacific. In the event that less than two-thirds of Affected CLECs vote, the proposed change will not have garnered a Majority Vote, the proposed change will not be implemented, and the dispute will be submitted to the CPUC staff for resolution.

5.   IMPLEMENTATION SCHEDULE

     Phase 1:  Documentation Released:       12/1/97   Number Portability orders


     Phase 2:  Joint Test Plan Developed:    5/27/98   Number Portability orders

     Phase 3:  Joint Testing:       6/1/98 - 6/19/98   Number Portability orders

     Phase 4:  Implementation:               6/22/98*  Number Portability orders

     * CLEC implementation date only -- Pacific Bell in production as of 3/1/198
     *    Based on successful completion of joint testing

6.   AUTHORIZED SIGNATURES

     Pacific and CLEC have indicated their approval of the terms contained within this Joint Implementation Agreement by the signatures of their authorized representatives below.



PACIFIC                                 CLEC



By:___________________                  By:___________________________


Title:________________                  Title:________________________


Date:_________________                  Date:_________________________

                                 ATTACHMENT 12
                                 -------------

                                  MAINTENANCE
                                  -----------

                                                                   Attachment 12
                                                                          Page 1

                                 ATTACHMENT 12

                                  MAINTENANCE

1. PACIFIC shall provide repair, maintenance, testing and surveillance for all Local Services and unbundled Network Elements and Combinations in accordance with the terms and conditions of the Attachment.

2. PACIFIC and CLEC shall mutually agree on appropriate maintenance standards for all Local Services and unbundled Network Elements and Combinations ordered under this Agreement. Such maintenance standards shall include, without limitation, standards for testing, network management, call gapping, and notification of upgrades as they become available. Such maintenance standards shall be set forth in Attachment 17 to this Agreement.

3.      Maintenance and Repair Functions

3.1     Initial Electronic Bonding Interface Functions

        PACIFIC will have in place by April 10, 1997 a real time electronic system-to-system interface ("EBI") consistent with ATIS industry standards, to enable CLEC to perform any necessary maintenance and repair functions, including the ability to enter a new trouble ticket into the PACIFIC maintenance system for an CLEC Customer; the ability to retrieve and track current status on all CLEC Customer repair tickets; the ability to schedule maintenance appointments by day and time on a real-time basis and the ability to verify that the trouble has been resolved by work completed on the Customer's premises to the Minimum Point of Entry (MPOE) (collectively "EBI Functions"). Prior to implementation of EBI, PACIFIC will offer CLEC the use, at CLEC's option, of two interim interfaces for the performance of EBI Functions:
        (i) an 800 number and (ii) access to the PBSM system. PACIFIC will structure these interim interfaces so that CLEC will be able to perform all EBI Functions on an interim basis using the 800 number and the majority of the EBI using PBSM.

3.2     Additional Maintenance Functions

        Prior to the development of ATIS standards for adding to EBI (a) the ability to retrieve MLT results, (b) the ability to retrieve "Dispatch In-Dispatch Out" codes, and (c) the ability to retrieve all applicable time and material charges at the time of ticket closure (itemized by customer for each repair incident to


                                                                        12/12/96

                                                                   Attachment 12
                                                                          Page 2

      show time spent, nature of trouble, how trouble was resolved, charges for individual items such as materials, if any, and total charges) (collectively "Maintenance Functions"), PACIFIC and CLEC will mutually agree on a process to accomplish CLEC's request for the Maintenance Functions on an interim, pre-EBI basis, and the cost, if any, to provide the Maintenance Functions.

4.    EBI Implementation

4.1 Maintenance and repair information exchange relating to all Local Services, Network Elements and Combinations provided under this Agreement will be transmitted over the same interface according to the same content definition. CLEC and PACIFIC will, for the purpose of exchanging fault management information, establish an EBI, based upon ANSI standards T1.227-1995 and T1.228-1995, and Electronic Communication Implementation Committee (ECIC) Trouble Report Format Definition (TRFD) Number 1 as defined in ECIC document ECIC TRA/95-003, and all standards referenced within those documents. The parties agree to adopt for EBI the functions currently implemented for reporting access circuit troubles. These functions include Enter Trouble, Request Trouble Report Status, Add Trouble Information, Modify Trouble Report Attributes, Trouble Report Attribute Value Change Notification and Cancel Trouble Report, all of which are fully explained in clauses 6 and 9 of ANSI T1.228-1995.

4.2 CLEC and PACIFIC will exchange requests over a mutually agreeable X.25 based network or, if both CLEC's and PACIFIC's platforms are capable, a mutually agreeable TCP/IP based network may be employed. CLEC and PACIFIC will translate maintenance requests or responses originating in their internal processes into the agreed upon attributes and elements. Both parties, agree to complete mutually consistent translations within two (2) months after the Effective Date of this Agreement and to proceed to systems readiness testing that will result in a fully operational interface for local service delivery within four (4) months after the Effective Date of this Agreement. Changes to Network Operations Forum
      (NOF), ECIC or T1M1 standards, to the extent local service maintenance and repair are affected, will be implemented based upon a mutually agreeable schedule, but in no case will the time for adoption, including testing of the changes introduced, extend more than one (1) year beyond the date of initial closure by the relevant ATIS committee or subcommittee.

5. In the event a PACIFIC employee misses a scheduled repair appointment on behalf of CLEC, PACIFIC will notify CLEC within one (1) hour of the missed appointment, either by EBI or by telephone.

6. PACIFIC technicians shall provide repair service to CLEC Customers that is equal in quality to that provided to PACIFIC customers. Trouble calls from


                                                                        12/12/96

                                                                   Attachment 12
                                                                          Page 3

     CLEC shall receive response time priority that is at least equal to that of PACIFIC customers and shall be handled on a "first come first served" basis regardless of whether the customer is an CLEC Customer or a PACIFIC customer. Prior to EBI, CLEC may ask PACIFIC to reprioritize an CLEC customer trouble report among CLEC's other customer trouble reports and PACIFIC will reprioritize CLEC's various customer reports as requested by CLEC, if possible.

7. PACIFIC shall provide CLEC with the same scheduled and non-scheduled maintenance, including, without limitation, required and recommended maintenance intervals and procedures, for all Local Services, Network Elements and Combinations provided to CLEC under this Agreement that it currently provides for the maintenance of its own network. PACIFIC shall provide CLEC at least ten (10) business days advance notice of any scheduled maintenance activity which may impact CLEC Customers. Scheduled maintenance shall include, without limitation, such activities as switch software retrofits, power tests, major equipment replacements and cable rolls. Plans for scheduled maintenance shall include, at a minimum, the following information: location and type of facilities, specific work to be performed, date and time work is scheduled to commence, work schedule to be followed, date and time work is scheduled to be completed and estimated number of work-hours for completion.


8. PACIFIC shall advise CLEC of non-scheduled maintenance, testing, monitoring, and surveillance activity to be performed by PACIFIC on any Network Element, including, without limitation, any hardware, equipment, software, or system providing service functionality which may potentially impact CLEC Customers. PACIFIC shall provide the maximum advance notice of such non-scheduled maintenance and testing activity possible, under the circumstances; provided, however, that PACIFIC shall provide emergency maintenance as promptly as possible to maintain or restore service and shall advise CLEC promptly of any such actions it takes.

9. PACIFIC shall provide CLEC with a detailed description of any and all emergency restoration plans and disaster recovery plans, however denominated, which are in place during the term of this Agreement. Such plans shall include, at a minimum, the following: (i) procedures for prompt notification to CLEC of the existence, location, and source of any emergency network outage potentially affecting an CLEC Customer, via the EBI to be established pursuant to Sections 3 and 4; (ii) establishment of a single point of contact responsible for initiating and coordinating the restoration of all Local Services and Network Elements or Combinations;
     (iii) methods and procedures to provide CLEC with real-time access to information relating to the status of restoration efforts and problem resolution during the restoration process; (iv) methods and procedures for reprovisioning of all Local Services



                                                                        12/12/96

                                                                   Attachment 12
                                                                          Page 4

          and Network Elements or Combinations after initial restoration; (v) equal priority, as between CLEC Customers and PACIFIC customers, for restoration efforts, consistent with FCC Service Restoration guidelines, including, without limitation, deployment of repair personnel, and access to spare parts and components; and (vi) a mutually agreeable process for escalation of maintenance problems, including a complete, up-to-date list of responsible contacts, each available twenty-four (24) hours per day, seven (7) days per week. Said plans shall be modified and up-dated as needed. PACIFIC shall notify CLEC, within one hour, of all Category I Equipment and/or facility failures affecting CLEC customer service as itemized in PACIFIC reference S.I. 131, as amended by PACIFIC from time to time. A copy of the relevant portion of S.I. 131 in effect on the effective date of this Agreement is attached to this Attachment as Appendix A.

10. PACIFIC and CLEC shall establish mutually acceptable methods and procedures for referring callers to the 800/800 number supplied by the other Party for purposes of receiving misdirected calls from customers requesting repair.

11. PACIFIC's Interconnection Service Center (ISC) shall conform to the performance and service quality standards set forth in Attachment 17 when providing repair and maintenance to CLEC and CLEC Customers under this Agreement.

11.1. If service is provided to CLEC Customers before EBI is established between CLEC and the PACIFIC, CLEC will transmit its repair calls to the PACIFIC ISC by telephone.

11.2. ISC, and Electronic Bonding, once deployed, shall be on-line and operational and the interim interfaces described in Section 3 preceding shall be operational twenty-four (24) hours per day, seven
          (7) days per week.

11.3. Progress reports and status of repair efforts shall be available to CLEC through EBI. On an interim basis before implementation of EBI, PACIFIC shall provide progress reports and status of repair efforts to CLEC via an 800 number supplied by PACIFIC or via PBSM, at CLEC's option.

11.4. Within thirty (30) days after the execution of this Agreement, PACIFIC shall provide CLEC with written escalation procedures to be followed if, in CLEC's reasonable judgment, any individual trouble ticket or tickets are not resolved in a timely manner. Resolution shall be deemed untimely if delayed beyond PACIFIC's best practices for resolution of troubles reported by PACIFIC's own customers. The escalation procedures to be provided hereunder shall include names and telephone numbers of PACIFIC management personnel who are responsible for maintenance issues.

                                                                   Attachment 12
                                                                          Page 5

11.5. In the event PACIFIC shall fail to conform to the performance standards in Attachment 17, CLEC may request, and PACIFIC shall perform an analysis of the reason behind PACIFIC's failure to conform, and PACIFIC shall correct said cause as soon as reasonably practical, at its own expense.

11.6. Maintenance charges for premises visits by PACIFIC technicians shall be billed by CLEC to its Customer, and not by PACIFIC. All forms, business cards or other materials furnished by PACIFIC technicians to CLEC Customers will contain no brand. If the CLEC Customer is not at home when the PACIFIC technician arrives, the PACIFIC technician shall leave on the premises "not-at-home" cards that are unbranded but include a contact number for CLEC. The PACIFIC technician will not leave on the premises a PACIFIC-branded "not-at-home" card".

11.7. Dispatching of PACIFIC technicians to CLEC Customer premises shall be accomplished by PACIFIC pursuant to a request received from CLEC.

                                                      Attachment 12 - Appendix A
                                                                          Page 1


CATEGORY I                EQUIPMENT AND/OR FACILITY FAILURES AFFECTING
                          CUSTOMER SERVICE.

                          CATEGORY I BROADBAND
Types of Customer         o Frame Relay - A failure of one or more channelized
Service Quality Failure     T1 carrier systems or two or more non-channelized T1
Reports and Criteria        carrier systems.
                          o ATM - A failure of one OC3 or two DS3s.
                          o SMDS - A failure of one DS3 or four T1s.
                          o Packet Switching - Any failure of an access module
                            (AM) or resource module (RM).

                          CATEGORY I NARROWBAND
                          o 5 T1 carrier systems (120 or more voice grade
                            channels) failure.
                          o 500 or more voice grade radio channels failure.
                          o A community isolation.
                          o E911
                               o A transport equipment failure that isolates a
                                 central office from the E911 network. (Local switch to the tandem e.g. DACS, OC12, DEXCS failure, etc.)
                               o A transport equipment failure that isolates a
                                 Public Safety Answering Point (PSAP) from the E911 tandem.
                               o A transport equipment failure that results in
                                 the loss of 25% or more of the trunks/circuits (aggregate) from an E911 tandem to the PSAPs served by that tandem.

                          CATEGORY I CABLE
                          o Local - 200 or more working pairs are affected.
                          o Toll - 120 or more interoffice trunks are affected.
                          o Fiber - Any working fiber providing customer
                            service that fails without protection.
                          o E911
                               o A transport cable failure that isolates a
                                 central office from the E911 network. (Local switch to the E911 tandem)
                               o A transport cable failure that isolates a PSAP
                                 from the E911 tandem)
                               o A transport cable failure that results in the
                                 loss of 25% or more of the trunks/circuits
                                 (aggregate from an E911 tandem to the PSAPs
                                  served by that

                                                      Attachment 12 - Appendix A
                                                                          Page 2

                        tandem.

                CATEGORY I SWITCHING MACHINES

                * Any switch congestion that results in 40% or more dial tone delay lasting 15 minutes or longer.

                * Complete loss of inward and/or outward call processing
                  capability from a central office lasting 5 minutes or longer.

                * Any service interruption resulting in 50 or more customer reports.

                * A duplex connectivity failure to the SS7 network, e.g.
                  MSB7/LPP frame, link set, CNI, etc.

                * Loss of interoffice calling from more than 10 minutes.

                * An FYI report should be filed anytime a central office has been on battery power (greater than)30 minutes, when it is not part of a routine test.

                * E911

                        * A central office isolated from the E911 network for 15
                          minutes or longer.

                        * Loss of 25% or more of the trunking capability from an
                          E911 tandem to the PSAPs it serves for 15 minutes or longer (e.g. translations, trunk frame failure, etc.).

                        * A PSAP isolation from the E911 network for 15 minutes
                          or longer (e.g. translations, trunking problem, etc.)

                CATEGORY I COMMUNITY ISOLATION

                A community isolation occurs when no incoming or outgoing toll service is available and the community is cut off from the outside world by rural geography. A central office failure within a metropolitan area is not considered a community isolation since the community can more easily reach phone service in the adjacent central office serving area.

                CATEGORY I MEDIA INTEREST

                Any interruption or outage that may cause public or news media attention.

                CATEGORY I TANDEM/TOPS

                * Failures or potential loss of call completions/processing.

                * Failures affecting Operator Service capabilities.

                (See page 24 for detailed reporting criteria.)

                CATEGORY I SS7

                Loss of mated pair of STP or SCP. Any SS7 failure causing

                                                      Attachment 12 - Appendix A
                                                                          Page 3

                50 customer reports from a single central office or 100 customer reports from several central offices within a maintenance center.

                CATEGORY I PUBLIC SAFETY/SERVICE AGENCIES

                * Federal Government, equipment or facility affecting 5 or more military special communications, isolations of FAA location or air ground facilities.

                * State and local agencies interruptions seriously affecting service to police, fire departments, hospitals, press, military, and PBSs.

                                 ATTACHMENT 13


                       CONNECTIVITY BILLING AND RECORDING

                                                                   Attachment 13

                               TABLE OF CONTENTS

CONNECTIVITY BILLING AND RECORDING

1.  General.............................................................       1
2.  Transition to CABS..................................................       1
3.  Billable Information And Charges....................................       1
4.  Meet Point Billing..................................................       4
5.  Collocation.........................................................       6
6.  Mutual Compensation.................................................       6
7.  Issuance of Connectivity Bills - General............................       9
8.  Electronic Transmissions............................................       8
9.  Tape or Paper Transmissions.........................................       8
10. Testing Requirements................................................      11
11. Bill Accuracy Certification.........................................      11
12. Additional Requirements.............................................      11
13. Payment Of Charges..................................................      12
14. Billing Disputes....................................................      13
15. Late Payment Charges................................................      14
16. Adjustments.........................................................      14
17. Recording Of Call Information.......................................      14

Appendix A:

     Pre-Bill Certification Operating Agreement

Appendix B:

     Schedule for Transition to CABS

     Schedule For Agreement On Specifications For Electronic Transmission And Start Date For Implementation Of Transmission Method

                                                                   Attachment 13
                                                                          Page 1

                       CONNECTIVITY BILLING AND RECORDING



1.   GENERAL

     This Attachment describes the requirements for PACIFIC to bill and record all charges CLEC incurs for purchasing Local Services for resale and for Network Elements and combinations, and describes the requirements for PACIFIC and CLEC to bill and record all charges incurred to provide Meet Point Billing and Mutual Compensation. In addition to the terms and conditions set forth in this Attachment 13, CLEC and PACIFIC will use their best efforts to complete and sign by November 30, 1996 a Pre-Bill Certification Operating Agreement, which, when executed by both parties, will become Appendix A to this Attachment 13. The performance measurements applicable to Connectivity Billing and Recording are set forth in Attachment 17.

2.   TRANSITION TO CABS

     PACIFIC shall use a phased approach to introduce billing through CABS for Local Services. Network Elements and Combinations provided to CLEC under this Agreement. PACIFIC agrees to complete the conversion of CABS billing for Local Services, Network Elements and Combinations provided under this Agreement in accordance with the schedule set forth in Appendix B to this Attachment 13.

2.1 Each Party agrees to deliver billing information in the CABS format mutually agreed to and implemented by the Parties. Each reference to CABS in this Attachment 13 shall be understood prior to the date of CABS conversion to refer to the applicable pre-CABS billing system. Each reference to CABS in this Attachment 13 shall be understood as of the date of CABS conversion to refer to CABS.

2.2 Notwithstanding any other provisions or language to the contrary in this Agreement, the Parties agree to cease delivering billing information in CABS format, and to instead utilize the CRIS format, for resold Local Services effective May 11, 1998. Until such time as CLEC has developed and tested a conversion of its resale billing platform for CABS to CRIS, CLEC agrees to accept a paper CRIS bill beginning May 11 for resold Local Services. The Parties agree that CLEC's acceptance of a paper CRIS bill shall constitute conversion from CABS to CRIS."

3.   BILLABLE INFORMATION AND CHARGES

3.1 PACIFIC currently uses FABS, CRIS and CABS to bill the Network Elements. Local Services and Combinations that CLEC plans to purchase. PACIFIC will

                                                                   Attachment 13
                                                                          Page 2



     convert billing for all Network Elements, Local Services and Combinations to a CABS billing format in accordance with the schedule set forth in Appendix B. References to CABS billing in this Attachment apply to billing for the specified service following conversion to CABS.

3.2 PACIFIC will bill and record in accordance with this Attachment those charges CLEC incurs as a result of CLEC purchasing from PACIFIC Network Elements, Combinations and Local Services, as set forth in this Agreement (hereinafter "Connectivity Charges"). The Parties agree that, except as expressly provided in this Attachment, CABS or predecessor billing systems will comply with OBF standards.

3.3 Each bill for Connectivity Charges (hereinafter "Connectivity Bill") shall be formatted in accordance with CABS, CRIS or FABS, as appropriate, pursuant to the CABS Conversion schedule set forth in Appendix B. Each Element, Combination, or Local Service, purchased by CLEC shall be assigned a separate and unique billing code in the form agreed to by the Parties and such code shall be provided to CLEC on each Connectivity Bill in which charges for such Elements, Combinations, or Local Services appear. Each such billing code shall enable CLEC to identify the Element(s), or Combinations and Options as described in Attachment 11 to this Agreement ordered by CLEC, or Local Services ordered or utilized by CLEC in which Connectivity Charges apply pursuant to this Agreement. Each Connectivity Bill shall set forth the quantity and description of each such Element, Combination, or Local Service provided and billed to CLEC. All Connectivity Charges billed to CLEC must indicate the state from which such charges were incurred.

3.4 PACIFIC shall provide CLEC monthly Connectivity Bills that include all Connectivity Charges incurred by and credits and/or adjustments due to CLEC for those Elements, Combination thereof, or Local Services ordered, established, utilized, discontinued or performed pursuant to this Agreement. Each Connectivity Bill provided by PACIFIC to CLEC shall include: (1) all non-usage sensitive charges incurred for the period beginning with the day after the current bill date and extending to, and including, the next bill date, (2) any known unbilled non-usage sensitive charges for prior periods, (3) unbilled usage sensitive charges for the period beginning with the last bill date and extending up to, but not including, the current bill date, (4) any known unbilled usage sensitive charges for prior periods, and (5) any known unbilled adjustments.

3.5 The Bill Date, as defined herein, must be present on each bill transmitted by PACIFIC to CLEC.

                                                                   Attachment 13
                                                                          Page 3

3.6 Subject to Sections 3.6.4 and 3.6.5, PACIFIC shall not provide any Connectivity Bills to CLEC having a Bill Date any later than the following dates:

3.6.1. Sixty (60) days following the recording date for all resale usage and LSNE usage, except for calls requiring data exchange with third party carriers. e.g. intraLATA 0+ calls made within another state, which calls are subject to Section 3.6.2.

3.6.2 One hundred twenty (120) days following the recording date for calls requiring data exchange with third party carriers.

3.6.3 Sixty (60) days following the date the charges are incurred for all other Network Elements, Combinations, and all non-usage resale or LSNE charges.

3.6.4 The time limits set forth in Sections 3.6.1 and 3.6.2 are effective immediately. The time limit set forth in Section 3.6.3 will be effective six (6) months following the effective date of this Agreement.

3.6.5 If any billing error is identified, quantified and communicated in writing by PACIFIC to CLEC within the time periods set forth in Section
         3.6.3 above after Connectivity Charges are incurred, Pacific will have a maximum of one hundred twenty (120) days after the Connectivity Charges are incurred to render correct Connectivity Bills therefor.

3.6.6 Provided that CLEC continues to participate in the Pre-Bill Certification Procedures described in Appendix A to this Attachment, no payment shall be due from CLEC for any Connectivity bill received by CLEC from PACIFIC that fails to meet the timeliness requirements of
         Section 3.6.1 through 3.6.5 of this Attachment.

3.6.7 On each bill where "Jurisdiction" is identified, local and local toll charges shall be identified as "Local" and not as interstate, interstate/interLATA, intrastate, or intrastate/intraLATA.


3.7 PACIFIC shall bill CLEC for each Element, Combination thereof, or Local Service, supplied by PACIFIC to CLEC pursuant to this Agreement at the rates set forth in Attachment 8. PACIFIC will bill CLEC based on the actual Connectivity Charges incurred, provided, however, for those usage-based Connectivity Charges where actual charge information is not determinable by PACIFIC because the jurisdiction (i.e., interstate, interstate/interLATA, intrastate, intrastate/intraLATA, local) of the traffic is unidentifiable, the parties will jointly develop a process to determine the appropriate charges.

3.8 Each party shall be responsible for (1) all costs and expenses it incurs in complying with its obligations under this Attachment 13 and
         (2) the

                                                                   Attachment 13
                                                                          Page 4

        development, modification, technical installation and maintenance of any systems or other infrastructure which it requires to comply with and to continue complying with its responsibilities and obligations under this Attachment 13, except that Pacific may recover the cost to implement the billing system changes required by this Attachment in a competitively neutral manner on an industry wide basis.

3.9 Each Party shall provide the other Party at no additional charge a contact person for the handling of any Connectivity Billing questions or problems that may arise during the implementation and performance of the terms and conditions of this Attachment.

4.      MEET POINT BILLING

4.1 CLEC and PACIFIC will establish meet-point billing ("MPB") arrangements for jointly provided switched access to an IEC, in accordance with the Meet Point Billing guidelines adopted by and contained in the OBF's MECAB and MECOD documents, except as modified herein. Both parties will use their best reasonable efforts, individually and collectively, to maintain provisions in their respective federal and state access tariffs, and provisions within the National Exchange Carrier Association ("NECA") Tariff No. 4, or any successor tariff to reflect the MPB arrangements identified in this Agreement, in MECAB and in MECOD.

4.2 CLEC and PACIFIC will implement the "Multiple Bill/Single Tariff" option in order to bill any interchange carrier ("IXC") for that portion of the network elements provided by CLEC or PACIFIC. For all traffic carried over the MPB arrangement, CLEC and PACIFIC shall each bill the IEC for its own portion of the applicable elements.

4.3 Each Party shall provide the billing name, billing address, and carrier identification code ("CIC") of the IXCs that may utilize any portion of CLEC's network in an CLEC/PACIFIC MPB arrangement in order to comply with the MPB Notification process as outlined in the MECAB document. Each party will be entitled to reject a record that does not contain a CIC code. Such information shall be provided by each Party to the other Party in the format and via the medium that the parties agree.

4.4 The Parties agree to comply with the currently effective MECAB guidelines as mutually adopted by the Parties from time to time.

4.5 The Parties further agree that in those MPB situations where one Party subtends the other Party's access tandem, the Party providing the access tandem is only entitled to bill the access tandem fee and any associated local transport charges. The Parties also agree that the Party who provides the

                                                                   Attachment 13
                                                                          Page 5

        end office switching is entitled to bill end office switching fees, local transport charges, RIC and CCL charges, as appropriate, and such other applicable charges.

4.6 PACIFIC and CLEC will record and transmit MPB information in accordance with the standards and in the format set forth in this Attachment. PACIFIC and CLEC will coordinate and exchange the billing account reference ("BAR") and billing account cross reference ("BACR") numbers for the MPB arrangements described in this Agreement. Each Party will notify the other if the level of billing or other BAR/BACR elements change, resulting in a new BAR/BACR number.

4.7 The secondary billing company will provide to the initial billing company any necessary AMA records (in standard EMR format) within fourteen (14) days of the recording date. The Initial billing company will provide the secondary billing company the necessary summary records with fourteen (14) days of the initial company's bill date.

4.8 If MPB data is not submitted by either Party within the period set forth in 4.7, or is not in the proper format as set forth in this Agreement, and if as a result the other Party is delayed in billing the IXC for the appropriate charges it incurs, the delaying Party shall pay the other Party a late MPB data delivery charge which will be the total amount of the delayed charges times the highest interest rate (in decimal value) which may be levied by law for commercial transactions, compounded daily for the number of days from the date the MPB charge information is actually received.

4.9 Failure of secondary billing company to provide the necessary AMA records (in standard EMR format) within sixty (60) days of the recording date or of the initial billing company to provide the necessary summary records within sixty (60) days of the initial billing company's bill date, will result in the Party failing to deliver the data to be liable to the other Party for any charges the other Party is unable to bill the IEC.

4.10 Errors in MPB data exchanged by the Parties may be discovered by CLEC, PACIFIC or the billable IXC. Both CLEC and PACIFIC agree to provide the other Party with notification of any discovered errors within ten (10) business days of the discovery. The other Party shall correct the error within twenty (20) business days of notification and resubmit the data. In the event the errors cannot be corrected within the time period specified above, the erroneous data shall be considered lost. If either Party fails to provide MPB data due to loss, uncorrectable errors or otherwise, the Parties shall follow the procedures set forth in Attachment 14, Section 6, for compensation of lost,

                                                                   Attachment 13
                                                                          Page 6


          damaged or destroyed Recorded Usage data and compensate the other for the lost MPB billing data.

4.11 Both Parties will provide the other a single point of contact to handle any MPB questions.

5.        COLLOCATION

          When CLEC collocates with PACIFIC in LEC's facility as described in this Agreement, capital expenditures (e.g., costs associated with building the "cage"), shall not be included in the Connectivity Bill provided to CLEC pursuant to this Attachment. All such capital expenses shall be billed through FABS, identified as capital expense charges and given a unique and consistent Billing Account Number. All invoices for capital expenses shall be sent to the location specified by CLEC for payment. All other non-capital recurring collocation expenses shall be billed to CLEC in accordance with this Agreement. The CABS Billing Output Specifications ("BOS") documents provide the guidelines on how to bill the Connectivity Charges associated with collocation. The bill label for those collocation charges shall be entitled "Expanded Interconnection Service."

6.        MUTUAL COMPENSATION

6.1 The Parties shall bill each other call termination charges for local exchange traffic, using a CABS like format, in accordance with the standards set forth in this Agreement for traffic terminated to the other Party's customer, where both such customers bear NPA-NXX designations associated with the same LATA or other authorized area (e.g., extended area service zones in adjacent local calling areas). Where required, such traffic shall be recorded and transmitted to CLEC in accordance with this Attachment. Further, the traffic exchanged pursuant to this Attachment shall be measured in billing minutes of use and shall be in actual conversation seconds. The total conversation seconds per chargeable traffic type will be totalled for the entire monthly billing cycle and then rounded to the next whole conversation minute. Reciprocal compensation for the termination of this traffic shall be charged at rates specified in Attachment 18 to this Agreement.

7.        ISSUANCE OF CONNECTIVITY BILLS - GENERAL

7.1 PACIFIC and CLEC will issue all CABS Connectivity Bills in accordance with the terms and conditions set forth in this Section.

7.2 PACIFIC and CLEC will establish monthly billing dates ("Bill Date") for each Billing Account Number ("BAN") or Billed Telephone Number ("BTN") (collectively referred to as "Account Number"), as further defined in the

                                                                   Attachment 13
                                                                          Page 7


          CABS documents, which Bill Date shall be the same day month to month. Each Account Number shall remain constant from month to month, unless changed as agreed to by the Parties. Each Party shall provide the other Party at least thirty (30) calendar days written notice prior to changing, adding or deleting an Account Number. The Parties will provide one Connectivity Billing invoice associated with each Account Number.

7.3 All Connectivity Bills must be received by the other Party no later than ten (10) calendar days from Bill Date and at least twenty (20) calendar days prior to the payment due date (as described in this Attachment), whichever is earlier. Any Connectivity Bill received on a Saturday, Sunday or a day designated as a holiday by the Chase Manhattan Bank of New York (or such other bank as CLEC shall specify) will be deemed received the next business day. If either Party fails to receive Connectivity Billing data and information within the time period specified above, the payment due date will be extended by the number of days the Connectivity Bill is late.

7.4 PACIFIC and CLEC shall issue all CABS Connectivity Bills containing such billing data and information in accordance with CABS Version 26.0, or such later versions of CABS as are published by Bellcore, or its successor and implemented by PACIFIC or CLEC, except that if the parties enter into a meet-point billing arrangement, such Connectivity Billing data and information shall also conform to the standards set forth in the MECAB document, or such later versions as are adopted by OBF, or its successor. To the extent that there are no CABS or MECAB standards governing the formatting of certain data, such data shall be issued in the format mutually agreed by the Parties.

7.5 Each Party will provide the other Party written notice of which Connectivity Bills are to be deemed the official bills to assist the Parties in resolving any conflicts that may arise between the official bills and other bills received via a different media which purportedly contain the same charges as are on the official bill. If either Party requests an additional copy(ies) of a bill, such Party shall pay the other Party a reasonable fee per additional bill copy as set forth in applicable tariffs or as mutually agreed, unless such copy was requested due to errors, omissions, or corrections or the failure of the transmission to comply with the specifications set forth in this Agreement.

7.6 To avoid transmission failures or the receipt of Connectivity Billing information that cannot be processed, the Parties shall provide each other with their respective process specifications and edit requirements. CLEC shall comply with PACIFIC's processing specifications when CLEC transmits Connectivity Billing data to PACIFIC. PACIFIC shall comply with CLEC's processing specifications when PACIFIC transmits Connectivity Billing data to CLEC. CLEC and PACIFIC shall provide each other reasonable notice if a Connectivity Billing transmission is received that does not meet such Party's

                                                                   Attachment 13
                                                                          Page 8

        specifications or that such Party cannot process. Such transmission shall be corrected and resubmitted to the other Party, at the resubmitting Party's sole expense, in a form that can be processed. The payment due date for such resubmitted transmissions will be twenty (20) days from the date that the transmission is received in a form that can be processed and that meets the specifications set forth in this Attachment.

8.      ELECTRONIC TRANSMISSIONS

8.1 PACIFIC and CLEC agree that each party will transmit CABS Connectivity Billing information and data in the CABS format electronically via
        Connect: Direct (formerly known as Network Data Mover) to the other Party at the location specified by such Party. The Parties agree that a T1.5 or 56kb circuit to Gateway for Connect: Direct is required. CLEC data centers will be responsible for originating the calls for data transmission via switched 56kb or T1.5 lines. If PACIFIC has an established Connect: Direct link with CLEC, that link can be used for data transmission if the location and applications are the same for the existing link. Otherwise, a new link for data transmission must be established. PACIFIC must provide CLEC/Alpharetta its Connect: Direct Node ID and corresponding VTAM APPL ID before the first transmission of data via Connect: Direct. CLEC's Connect: Direct Node ID is "NDMATTA4" and VTAM APPL ID is "NDMATTA4" and must be included in PACIFIC's
        Connect: Direct software. CLEC will supply to PACIFIC its RACF ID and password before the first transmission of data via Connect: Direct. Any changes to either party's Connect: Direct Node ID must be sent to the other party no later than twenty-one (21) calendar days before the changes take effect.

8.2 The CABS Connectivity Billing information and data will be sent using the current OBF format implemented by mutual agreement of both Parties.

9.      TAPE OR PAPER TRANSMISSIONS

9.1 In the event either Party does not have Connect: Direct capabilities upon the effective date of this Agreement, such Party agrees to establish Connect: Direct transmission capabilities with the other Party within the time period mutually agreed and at the establishing Party's expense. Until such time, the Parties will transmit billing information to each other via magnetic tape or paper (as agreed to by CLEC and PACIFIC). Connectivity billing information and data contained on magnetic tapes or paper for payment shall be sent to the Parties at the following locations. The Parties acknowledge that all tapes transmitted to the other Party via U.S. Mail or Overnight Delivery and which contain Connectivity Billing data will not be returned to the sending Party.

TO CLEC:

          ---------------------------------------------------------------------
            Test Tapes,                     CRL Network Services
            Cassettes and                   Jim Couch, President
            Diskettes                       One Kearny Street, Suite 1450
                                            San Francisco, CA 94108

          ---------------------------------------------------------------------
            Production Tapes                CRL Network Services
            and Cassettes via               Jim Couch, President
            Overnight Delivery              One Kearny Street, Suite 1450
            and U.S. Mail                   San Francisco, CA 94108

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------
            Production                      CRL Network Services
            Diskettes & Paper               Jim Couch, President
            Bills and Paper                 One Kearny Street, Suite 1450
            EAS/AS Bills via                San Francisco, CA 94108
            U.S. Mail

          ---------------------------------------------------------------------
            Production                      CRL Network Services
            Diskettes & Paper               Jim Couch, President
            Bills and Paper                 One Kearny Street, Suite 1450
            EAS/AS Bills via                San Francisco, CA 94108
            Overnight Delivery
            Service

          ---------------------------------------------------------------------

            TO PACIFIC:

          ---------------------------------------------------------------------
            Tape                            To be specified by Pacific Bell
            Transmissions                   when it elects tape transmission


                                            Attn:
          ---------------------------------------------------------------------
            Paper                           Pacific Bell
            Transmissions:                  CLC Compensation Manager
                                            370 3rd St., Rm. 311
                                            San Francisco, CA 94104
                                            Attn:
          ---------------------------------------------------------------------

9.2 Each Party will adhere to the tape packaging requirements set forth in this subsection. Where magnetic tape shipping containers are transported in freight compartments, adequate magnetic field protection shall be provided by keeping a typical 6-inch distance from any magnetic field generating device

                                                                   Attachment 13
                                                                         Page 10


        (except a magnetron-tape device). The Parties agree that they will only use those shipping containers that contain internal insulation to prevent damage. Each Party will clearly mark on the outside of each shipping container its name, contact and return address. Each Party further agrees that it will not ship any Connectivity Billing tapes in tape canisters.

9.3 All billing data transmitted via tape must be provided on a cartridge (cassette) tape and must be of high quality, conform to the parties' record and label standards, 9-track, odd parity, 6250 BPI, group coded recording mode and extended binary-coded decimal interchange code ("EBCDIC"). Each reel of tape must be 100% tested at 20% or better "clipping" level with full width certification and permanent error free at final inspection. CLEC reserves the right to destroy a tape that has been determined to have unrecoverable errors. CLEC also reserves the right to replace a tape with one of equal or better quality.

9.4 Billing data tapes shall have the following record and label standards. The dataset serial number on the first header record of an IBM standard tape label also shall have the following format.

                                CABS BOS
        Record Length           225 bytes (fixed length)
        Blocking Factor         84 records per block
        Block size              18,900 bytes per block
        Labels                  Standard IBM
                                Operating System

9.5 A single 6-digit serial number must appear on the external (flat) surface of the tape for visual identification. This number shall also appear in the "dataset serial number field" of the first header record of the IBM standard tape label. This serial number shall consist of the character "V" followed by the reporting location's four digit Originating Company Code and a numeric character chosen by the sending company. The external and internal label shall be the same. The dataset name shall appear on the flat side of the reel and also in the "data set name field" on the first header record of the IBM standard tape label. PACIFIC's name, address, and contact shall appear on the flat side of the cartridge or reel.

9.6     All labeling of tapes shall comply with OBF standards.

                                                                   Attachment 13
                                                                         Page 11


10.     TESTING REQUIREMENTS

10.1 At least thirty (30) days prior to any billing system change there will be a thirty day test period to ensure that bills can be processed by the Parties.

10.2 For CLEC, PACIFIC will send CLEC a mechanized CABS Connectivity Bill for the first time via electronic transmission, or tape, or at least thirty (30) days prior to changing mechanized formats (i.e., from CRIS to CABS), PACIFIC shall send to CLEC Connectivity Bill data in the appropriate mechanized format for testing to ensure that the bills can be processed and that the bills comply with the requirements of this Attachment. PACIFIC shall also provide to CLEC's Company Manager, located at 500 North Point Parkway, FLOC B1104B, Alpharetta, Georgia 30302, the PACIFIC's originating or state level company code so that it may be added to CLEC's internal tables at least thirty (30) calendar days prior to testing or a change in the PACIFIC's originating or state level company code. CLEC will notify PACIFIC within the time period agreed to by the parties if Connectivity Billing transmission fails to meet CLEC's testing specifications. PACIFIC shall make the necessary corrections within the time period agreed to with CLEC to ensure that billing transmissions meet CLEC's testing specifications. PACIFIC shall not send CLEC a mechanized Connectivity Bill (except for testing) until such bills meet CLEC's testing specifications. If PACIFIC meets CLEC's testing specifications, PACIFIC may begin sending CLEC mechanized Connectivity Bills on the next Bill Date, or within ten (10) days, whichever is later.

10.3 During the testing period, PACIFIC shall transmit to CLEC Connectivity Billing data and information via paper transmission. Test tapes shall be sent to CLEC at the following location:

        ------------------------------------------------
        Test Tapes:     CRL Network Services
                        Jim Couch, President
                        One Kearny Street, Suite 1450
                        San Francisco, CA  94108
        ------------------------------------------------

11.     BILL ACCURACY CERTIFICATION

        The Parties agree that in order to ensure the proper performance and integrity of the entire Connectivity Billing process, the sending Party is responsible and accountable for transmitting to the receiving Party an accurate and current bill. PACIFIC agrees to implement control mechanisms and procedures to render a bill that accurately reflects the Network Elements, Combination and Local Services ordered and used by CLEC. These processes and methodology will be set forth in a Pre-Bill Certification Operating Agreement and will be attached to this Attachment 13 as Appendix B.

                                                                   Attachment 13
                                                                         Page 12

12.  ADDITIONAL REQUIREMENTS

     PACIFIC agrees that if it transmits data to CLEC in a mechanized format, PACIFIC will also comply with the following specifications which are not contained in CABS guidelines but which are necessary for CLEC to process Connectivity Billing information and data:
          o The BAN shall not contain embedded spaces or low values.
          o The Bill Date shall not contain spaces or non-numeric values.
          o Each Connectivity Bill must contain at least one detail record.
          o Any "From" Date should be less than the associated "Thru" Date and neither date can contain spaces.
          o The Invoice Number must not have embedded spaces or low values.

13.  PAYMENT OF CHARGES

13.1 Subject to the terms of this Agreement and except for bills rendered by PACIFIC in the CRIS format, CLEC and PACIFIC will pay each other within thirty (30) calendar days from the Bill Date, or twenty (20) calendar days from the receipt of the bill, whichever is later. For bills rendered by PACIFIC in the CRIS format, CLEC will pay PACIFIC within sixty (60) calendar days from the Bill Date, or fifty (50) calendar days from the receipt of the bill, whichever is later. If the payment due date is a Sunday or is a Monday that has been designated a bank holiday by the Chase Manhattan Bank of New York (or such other bank as CLEC specifies), payment will be made the next business day. If the payment due date is a Saturday or is on a Tuesday, Wednesday, Thursday or Friday that has been designated a bank holiday by the bank as CLEC specifies), payment will be made on the preceding business day.

13.2 Payments shall be made is U.S. Dollars via electronic funds transfer ("EFT") to the other Party's bank account. At least thirty (30) days prior to the first transmission of Connectivity Billing data and information for payment, PACIFIC and CLEC shall provide each other the name and address of its bank, its account and routing number and to who Connectivity Billing payments should be made payable. If such banking information changes, each Party shall provide the other Party at least sixty (60) days written notice of the change and such notice shall include the new banking information. The Parties will render payment via EFT. CLEC will provide PACIFIC with one address to which such payments shall be rendered and PACIFIC will provide to CLEC with only one address to which such payments shall be rendered. In the event CLEC receives multiple Connectivity Bills from PACIFIC which are payable on the same date, CLEC may remit one payment for the sum of all Connectivity Bills payable to PACIFIC's bank account specified in this subsection. Each Party shall provide the other Party with a contact person for the handling of Connectivity Billing payment questions or problems.

                                                                   Attachment 13
                                                                         Page 13

14.       BILLING DISPUTES

14.1 Each Party agrees to notify the other Party upon the discovery of a billing dispute. In the event of a billing dispute, the Parties will endeavor to resolve the dispute within sixty (60) calendar days of the Bill Date on which such disputed charges appear. Resolution of the dispute is expected to occur at the first level of management resulting in a recommendation for settlement of the dispute and closure of a specific billing period. Bill closure procedures agreed to by the Parties will be set forth in the Pre-bill Certification Operating Agreement, to be attached to this Attachment as Exhibit A. Closure of a specific billing period will occur by joint agreement of the Parties whereby the Parties agree that such billing period is closed to any further analysis and financial transactions, except those resulting from an Audit as described in Section 10 of the General Section of this Agreement. Closure will take place within three (3) months of the close of the applicable billing period. The month being closed represents those Connectivity Charges that were billed or should have been billed by the respective Bill Date. If the issues are not resolved within the allotted time frame, the following resolution procedure will begin:

14.1.1 If the dispute is not resolved within sixty (60) days of the Bill Date, the dispute will be escalated to the second level of management for each of the respective Parties for resolution.

14.1.2 If the dispute is not resolved within ninety (90) days of the Bill Date, the dispute will be escalated to the third level of management for each of the respective Parties for resolution.

14.1.3 If the dispute is not resolved within one hundred and twenty (120) days of the Bill Date, the dispute will be escalated to the fourth level of management for each of the respective Parties for resolution.

14.1.4 If the dispute is not resolved within one hundred and twenty (150) days of the Bill Date, the dispute will be resolved in accordance with the alternative dispute resolution procedures set forth in Attachment 3.

14.1.5 If a Party disputes a Connectivity Charge and does not pay such charge by the payment due date, such charges shall be subject to late payment charges as set forth in the Late Payment Charges provision of this Attachment. If a Party disputes Connectivity Charges and the dispute is resolved in favor of such Party, the other Party shall credit the Connectivity Bill of the disputing Party for the amount of the disputed charges along with any late payment charges assessed no later than the second Bill Date after the resolution of the dispute. Accordingly, if a Party disputes Connectivity Charges and the dispute is resolved in favor of the other Party, the disputing Party shall pay the other Party the amount of the disputed charges and any associated late payment charges assessed no later than the second bill payment due date after the

                                                                   Attachment 13
                                                                         Page 14

        resolution of the dispute. In no event, however, shall any late payment charges be assessed on any previously assessed late payment charges.

15.     LATE PAYMENT CHARGES

        If either Party fails to remit payment for any Connectivity Charges described in this Attachment by the payment due date, or if a payment or any portion of a payment is received by either Party after the payment due date, or if a payment or any portion of a payment is received in funds which are not immediately available to the other Party, then a late payment penalty shall be assessed. The late payment charge shall be calculated based on the applicable tariffs of the billing Party, and the portion of the payment not received by the payment date times the highest interest rate (in decimal value) which may be levied by law for commercial transactions, compounded daily for the number of days from the payment date to and including the date that payment is actually made. In no event, however, shall interest be assessed on any previously assessed late payment charges.

16.     ADJUSTMENTS

16.1 Subject to the terms of this Attachment and Attachment 17, PACIFIC will debit or credit CLEC for incorrect Connectivity Billing charges; overcharges: Local Services Elements, or any Combination thereof, ordered or requested but not delivered; interrupted Local Services associated with any Element, or combination thereof; ordered or requested Local Services, Elements, or Combination thereof, of poor quality; and installation problems if caused by PACIFIC, adjustments will be administered per the applicable tariff or by mutual agreement. Such reimbursements shall be identified as an adjustment on the Connectivity Bill.

16.2 Subject to the terms of this Attachment, CLEC will debit or credit PACIFIC for incorrect charges; overcharges; under charges for mutual compensation as required or permitted by the applicable tariff or by mutual agreement. Such reimbursements shall be identified as such on the Bill.

17.     RECORDING OF CALL INFORMATION

17.1 The Parties agree to record call information in accordance with this subsection. These records shall be provided at a Party's request and shall be formatted pursuant to Bellcore standards if such standards exist, and otherwise as agreed by the Parties. These records shall be transmitted to the other Party daily in EMR format via Connect: Direct, provided however that if CLEC and PACIFIC do not have Connect: Direct capabilities, such records shall be transmitted as the Parties agree. PACIFIC and CLEC agree that they

                                                                   Attachment 13
                                                                         Page 15

      will retain, at each Party's sole expense, copies of all AMA records transmitted to the other party for at least seven (7) calendar days after transmission to the other Party.

17.2 Pacific shall provide to CLEC the Switched Access Detail Usage Data (Category 11-00-xx records) via Connect:Direct on a daily basis within fourteen (14) days of the last day of the billing period. The data will be in a separate dataset from the usage records associated with the CLEC Resale access lines. File name and attributes will be specified by CLEC.

17.3 CLEC shall provide to Pacific the Summary Usage Data (Category 11-50-xx records) via Connect:Direct on a daily basis within fourteen (14) days of the last day of the billing period. The data will be in a separate dataset from the usage records associated with the CLEC Resale access lines. File name and attributes to be specified by Pacific.

                                                                   Attachment 13
                                                                   Appendix A



                                   APPENDIX A

               PHYSICAL CHARACTERISTICS OF DATA TAPES/CARTRIDGES

     Data transported to CLEC by PACIFIC, or to PACIFIC by CLEC, on tape or cartridge via a courier will have the following physical characteristics:

Tape:                             9-track, 6250 (or 1600) BPI (Bytes per inch)

Cartridge:                        38,000 BPI (Bytes per inch)

LRECL:                            2,472 bytes

Parity:                           Odd

Character Set:                    Extended Binary Coded Decimal
                                  Interchange Code (EBCDIC)

External labels:                  Exchange Carrier name, Dataset Name
                                  (DSN) and volume serial number

Internal labels:                  IBM Industry OS labels will be used. They
                                  consist of a single volume label and two sets
                                  of header and trailer labels.

One file per sending              104 bytes EMR compacted format plus
location with variable            modules as applicable.
length records

                                  ATTACHMENT 14

                        PROVISION OF CUSTOMER USAGE DATA

                                                                   Attachment 14
                                                                          Page 1



                        PROVISION OF CUSTOMER USAGE DATA

1.         INTRODUCTION

1.1 This Attachment sets forth the terms and conditions for PACIFIC's provision of recorded usage data to CLEC. PACIFIC will record and provide to CLEC unrated usage data when CLEC purchases Unbundled Switching Elements or Local Service from PACIFIC ("Recorded Usage Data").

2.         GENERAL REQUIREMENTS FOR RECORDED USAGE DATA

2.1 PACIFIC shall provide CLEC with Recorded Usage Data. PACIFIC will conform to the format, generic contents, and transmission medium for providing Recorded Usage Data as specified in the Bellcore EMR standard (Bellcore Practice BR010-200-010), as modified in Appendix I to this Attachment 14, which shall be updated periodically by mutual agreement.

2.2 PACIFIC's provision of Recorded Usage Data to CLEC shall be in accordance with the performance standards set forth in Attachment 17. Remedies for failure to meet such performance standards are also set forth in Attachment 17.

2.3 PACIFIC shall retain Recorded Usage Data in accordance with applicable law and regulation.

3.         USAGE DATA SPECIFICATIONS

3.1 Subject to Section 3.4, when CLEC purchases from PACIFIC Local Service or LSNE, PACIFIC will provide to CLEC all Recorded Usage Data relating to local and IntraLATA toll calls originating from CLEC Customers (business and residence), including, but not limited to, the categories of information listed below. In addition, subject to
           Section 3.4, when CLEC purchases from PACIFIC LSNE, PACIFIC will provide to CLEC all Recorded Usage Data relating to switched access calls terminating to CLEC Customers (business and residence), including, but not limited to, the categories of information listed below.

3.1.1 Data to be supplied both for calls originating from CLEC customers (business and residence) and for switched access calls terminating to CLEC customers (business and residence)

3.1.1.1    All available call attempt data

3.1.1.2    Completed Calls

3.1.2 Data to be supplied for calls originating from CLEC Customers (Business and Residence)
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                                                                   Attachment 14
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3.1.2.1    Use Of Class/Lass/Custom Features which are sold on a pay per use basis

3.1.2.2 MTS portion of IntraLATA 976 Calls To Information Providers Reached Via PACIFIC Facilities And Contracted By PACIFIC

3.1.2.3 Calls To Directory Assistance Where PACIFIC Provides Such Service To CLEC's Local Service Customer

3.1.2.4 Calls Completed Via PACIFIC-Provided Operator Services Where PACIFIC Provides Such Service To CLEC's Local Service Customer

3.1.2.5    For PACIFIC-Provided Centrex Service, Station Level Detail

3.1.3      Data to be supplied for switched access calls terminating to CLEC
           Customers

3.1.3.1    Data identifying the CIC of the originating IEC; and

3.1.3.2    Where available, data identifying the calling party number.

3.2        Records Shall Include Complete Call Detail And Complete Timing
           Information.

3.3 PACIFIC shall provide to CLEC Recorded Usage Data for CLEC's customers only. PACIFIC will not submit other carriers' local usage data as part of the CLEC Recorded Usage Data. Error procedures set forth in Appendix I to this Attachment, Section IV, paragraph 1.1.4. shall apply to any data of other carriers sent in error to CLEC.

3.4        Additional Provisions Regarding Call Detail

3.4.1      Local Service

3.4.1.1 PACIFIC represents and warrants that as of the effective date of this Agreement it does not record local usage for its own flat rate customers in the ordinary course of business. There are certain exceptions where special study or call detail analysis is performed, e.g., in cases where an incident of telephone harassment is under investigation. If PACIFIC begins recording local usage for its own flat rate customers in the ordinary course of business at a future date, PACIFIC will simultaneously begin such recording for CLEC resold flat rate customers, at no additional charge. If at a future date PACIFIC begins recording local usage for its own flat rate customers served by a particular switch, PACIFIC will simultaneously begin such recording for CLEC resold flat rate customers served by that switch, at no additional charge.

3.4.1.2 If CLEC asks PACIFIC to develop the capability to provide CLEC local usage data on resold flat local service, and PACIFIC does not record local usage for its own flat rate customers in the ordinary course of business, PACIFIC shall develop such



                                       2
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                                                                   Attachment 14
                                                                          Page 3


           capability consistent with Sec. 1.6 of Attachment 6. In such event, PACIFIC shall be entitled to track and recover applicable development costs as set forth in Attachment 8.

3.4.1.3 As of the effective date of this Agreement, in some PACIFIC switches, the terminating number for measured local calls may not be recorded during periods of high volume usage. For all such calls, PACIFIC will inform CLEC of the minutes of use. If and when the limitation described in this Section is removed, PACIFIC will provide to CLEC at no additional cost, the terminating number for all measured local calls, including calls made during periods of high volume usage.

3.4.2      LSNE

3.4.2.1 When CLEC purchases a LSNE from PACIFIC, that LSNE as provided by PACIFIC will include all the functions and capabilities of the switch and the software deployed at that time within the switch relating to recording of usage data, including the capability to record all local usage and the terminating number. The charge, if any, for the recording of usage data shall be included in the charge for the LSNE set forth in Attachment 8.

4.         RECORDED USAGE DATA FORMAT

4.1 PACIFIC will provide Recorded Usage Data in the EMR format and by category, group and record type, as specified in the CLEC Customer Usage Data Transfer Requirements, November 1996 ("Data
           Requirements"), which is attached hereto and incorporated herein as Appendix I.

4.2 PACIFIC shall include the Working Telephone Number (WTN) of the call originator on each EMR call record.

4.3 End user customer usage records and station level detail records shall be in packs in accordance with EMR standards.

4.4 PACIFIC shall append the recording point identification to each EMR call record the recording point identification or other mutually agreed upon code that specifically designates the recording switch.

5.         RECORDED USAGE DATA REPORTING REQUIREMENTS

5.1 PACIFIC shall segregate and organize the Recorded Usage Data in a format mutually agreed by the Parties.

5.2 PACIFIC shall provide segregated Recorded Usage Data to multiple CLEC biller locations as mutually agreed by the Parties.



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                                                                   Attachment 14
                                                                          Page 4


5.3 PACIFIC, at no cost to CLEC, shall transmit to CLEC Recorded Usage Data in Bellcore EMR format, as modified by Appendix I to this Attachment, via CONNECT: Direct. If CLEC requests Recorded Usage Data in a format customized for CLEC, PACIFIC may charge CLEC pursuant to Attachment 8.

5.4 CLEC will test and certify the CONNECT: Direct interface to ensure the accurate receipt of Recorded Usage Data. PACIFIC shall make any changes necessary in the CONNECT: Direct interface to meet the requirements of this Attachment.

5.5 PACIFIC shall provide Recorded Usage Data to CLEC once a day Monday through Friday, excluding mutually designated holidays. PACIFIC shall provide to CLEC the Recorded Usage Data for a Local Service within the time period specified in Attachment 17 to this Agreement.

5.6 Each Party will establish a single point of contact to respond to CLEC call usage, data error, and record transmission inquiries from the other Party.

5.7 The Recorded Usage Data EMR format, content, and transmission process will be tested by CLEC for compliance with industry standards.

6.         RECORDING FAILURES

6.1 CLEC Recorded Usage Data determined to have been lost, damaged or destroyed as a result of an error or omission by PACIFIC in its performance of the recording function or due to an aberrant switch overload of limited duration and frequency, shall, upon CLEC's request, be recovered by PACIFIC at no charge to CLEC. In the event the data cannot be recovered by PACIFIC, PACIFIC shall estimate the messages and associated revenue, with assistance from CLEC, based upon the method described below. This method will be applied on a consistent basis, subject to modifications agreed to by PACIFIC and CLEC. This estimate will be used by the Parties to determine any amounts owed to CLEC. PACIFIC will provide this amount to CLEC via a check accompanied by a statement that clearly identifies the purpose of the check.

6.1.1 PARTIAL LOSS PACIFIC shall review its daily controls to determine if data has been lost. When there has been a partial loss, actual message and minute volumes shall be reported, if possible. Where actual data are not available, a full day shall be estimated for the recording entity, as outlined in Section 6.1.3 following. The amount of the partial loss is then determined by subtracting the data actually recorded for such day from the estimated total for such day.

6.1.2 COMPLETE LOSS Estimated message and minute volumes for each loss consisting of an entire AMA tape or entire data volume due to its loss prior to or during processing, loss after receipt, degaussed before processing, receipt of a blank or unreadable tape, or lost for other causes, shall be reported.



                                       4
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                                                                   Attachment 14
                                                                          Page 5



6.1.3 ESTIMATED VOLUMES From message and minute volume reports for the entity experiencing the loss, PACIFIC shall secure message/minute counts for the four (4) corresponding days of the weeks preceding that in which the loss occurred and compute an average of these volumes.

6.1.4 NET LOSS CALCULATION The amount due to CLEC will be calculated based on the Average Revenue Per Minute (ARPM) minus the average charge per minute (ACPM) that CLEC would have paid to PACIFIC, times the estimated lost minutes. The parties shall agree upon the appropriate ARPM and ACPM to apply.

EXCEPTIONS:

6.1.4.1 If the day of loss is not a holiday but one (1) (or more) of the preceding corresponding days is a holiday, use additional preceding weeks in order to procure volumes for two (2) non-holidays in the previous two (2) weeks that correspond to the day of the week that is the day of the loss.

6.1.4.2 If the loss occurs on a weekday that is a holiday (except Christmas), PACIFIC shall use volumes from the two (2) preceding Sundays.

6.1.4.3 If the loss occurs on Mother's Day, Christmas or the Monday after Thanksgiving, PACIFIC shall use volumes from that day in the preceding year.

6.2 CLEC may also request data be provided that has previously been successfully provided by PACIFIC to CLEC, provided the request is received within forty-five (45) days of original processing. PACIFIC reserves the right to bill CLEC for its direct costs of providing such data if CLEC makes such a request more than 45 days after original processing.

7.         CLEARINGHOUSE PROCEDURES

7.1 The Parties acknowledge that calls will be placed using the local service of one Party that will be billable to the customer for local service of another Party. In order to ensure that these calls are properly accounted for and billed to the appropriate customer, the parties have established clearinghouse procedures to accomplish these objectives in a separate agreement entitled Data Exchange Agreement for the Settlement of CATS messages and non CATS Messages. The Parties intend to use best efforts to sign that Agreement by November 30, 1996.

7.1.1 CLEC shall identify a CMDS host for transmitting and receiving in-collect and out-collect local and intralata messages.

7.1.2 In the event CLEC fails to designate a CMDS host, PACIFIC agrees on an interim basis, if requested by CLEC, to serve as CLEC's CMDS host for out-collect billing subject to the rates, terms and conditions as mutually agreed by the Parties.



                                       5
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                                                                   Attachment 14
                                                                      Appendix I
                                                                          Page 1



                                   APPENDIX I

                                       TO

                                  ATTACHMENT 14

                               CUSTOMER USAGE DATA

                              TRANSFER REQUIREMENTS

                                  NOVEMBER 1996

                                                                   Attachment 14
                                                                      Appendix I
                                                                          Page 2

                                TABLE OF CONTENTS

SECTION I - SCOPE

1.         General

1.1        Usage Summary

1.2        Attachment Content

SECTION II - PACIFIC USAGE TO BE PROVISIONED TO CLEC

1.         General

1.1        Usage to be Transferred to CLEC.

           1.1.1     CLEC Usage to be Transferred

1.2        CLEC Usage

SECTION III - PACIFIC TO CLEC USAGE FEED

1.         General

1.1        Detailed EMR Record Edits

1.2        Duplicate Record Checks

1.3        PACIFIC to CLEC Usage Feed

           1.3.1     Usage Data Transport Requirements

           1.3.2     Physical Characteristics

           1.3.3.    Data Delivery Schedules

           1.3.4     Resending Data

           1.3.5     Pack Rejection

           1.3.6     Held Packs and Messages

           1.3.7     Data Content Requirements

           1.3.8     Packing Requirements

           1.3.9     Dataset Naming Convention

                                                                   Attachment 14
                                                                      Appendix I
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           1.3.10    Control Reports

1.4        Message Validation Reports

           1.4.1     Message Validation Pack Reject Report (A7287)

           1.4.2     Message Validation Pack Accepted Report (A7288)

           1.4.3     Message Validation Detail Error Report (A7289)

           1.4.4     Control Reports - Distribution

SECTION IV - CLEC PROCESSING REQUIREMENTS

1.         General

1.1        CLEC Rating Process

           1.1.1.    Message Rating

           1.1.2.    Application of Taxes/Fees/Surcharges

           1.1.3.    Duplicate Messages

           1.1.4.    Record Edits

                     1.1.4.1       CLEC Record Edits

                     1.1.4.2       PACIFIC Record Edits

           1.1.5.    CLEC to PACIFIC Message Returns

SECTION V - TEST PLANS AND ACTIVITIES

1.         General

1.1        Interface Testing

1.2        Operational Test

1.3        Test File Transport

SECTION VI - POST DEPLOYMENT ACTIVITIES

1.         General

1.1        Control Maintenance and Review



                                       3
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                                                                   Attachment 14
                                                                      Appendix I
                                                                          Page 4


           1.1.1     Periodic Review

           1.1.2     Retention of Records

1.2        PACIFIC Software Changes

1.3        Requested Changes

1.4        CLEC Software Changes

1.5        Post Conversion Test Plan

           1.5.1     PACIFIC System Change Description

           1.5.2     Change Negotiations

           1.5.3     Control Change Analysis

           1.5.4     Verification of Changes

           1.5.5     Introduction of Changes

SECTION VII - APPENDICES

Summary of Appendices

APPENDIX A

PHYSICAL CHARACTERISTICS OF DATA TAPES/CARTRIDGES

APPENDIX B

MESSAGE VALIDATION PACK REJECT REPORT (A7287)

APPENDIX C

MESSAGE VALIDATION PACK ACCEPTED REPORT (A7288)

APPENDIX D

SPECIAL FEATURES STAR SERVICES



                                       4
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                                                                   Attachment 14
                                                                      Appendix I
                                                                          Page 5


                                    SECTION I

                                      SCOPE

1.         GENERAL

This Attachment addresses the transmission by PACIFIC of CLEC usage to CLEC.

1.1        USAGE SUMMARY

           Messages will be transmitted, via a direct feed, to CLEC in standard EMR format.

           The following is a list of EMR records that CLEC can expect to receive from PACIFIC:

           Header Record            20-21-01

           Trailer Record           20-21-02

           Detail Records*          01-01-01, 16, 18, 80, 81,

                                    10-01-01, 16 (when available), 18, 31, 32,
                                    35, 37, 80, 81,

           Credit Records           03-01 -XX

           Rated Credits            41-01-XX

           *Category 01 is usually utilized for Rated Messages; Category 10 is utilized for Unrated Messages

           PACIFIC will provide the above list of detail records as part of its resale offering. PACIFIC shall make available to CLEC additional detail records as additional products are added to PACIFIC's resale offer.

           Using the above list as a model, the Parties shall identify by mutual agreement what detail records shall be provided by PACIFIC to CLEC in connection with the provision of unbundled elements.

           Additional detail records provided by PACIFIC to CLEC in the future, whether as part of PACIFIC's resale offering or in connection with the provision of unbundled elements, may have identification numbers different from those listed above.

           In addition, PACIFIC shall provide a 10-01-18 Specialized Service record to support the Special Features Star Services (see Appendix D for specific details) if these features are part of PACIFIC's offering.



                                       5
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                                                                   Attachment 14
                                                                      Appendix I
                                                                          Page 6



           For detailed information regarding EMR, refer to the current version of the BellCore Practice BRO 10-200-010 Appendix.

1.2        ATTACHMENT CONTENT

           This Attachment describes baseline requirements for the transfer of PACIFIC recorded, unrated usage to CLEC. Testing requirements and the reports needed to ensure data integrity are also included. Additional requirements and implementation details may be identified for conditions unique to PACIFIC. Modifications and/or exceptions to this Attachment must be negotiated and mutually agreed upon by PACIFIC and CLEC.



                                       6
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                                                                   Attachment 14
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                                   SECTION II

                    RECORDED USAGE TO BE TRANSMITTED TO CLEC

1.         GENERAL

This section addresses the types of usage to be transmitted by PACIFIC to CLEC.

1.1        USAGE TO BE TRANSFERRED TO CLEC

1.1.1      CLEC USAGE TO BE TRANSFERRED

           The following messages recorded by PACIFIC are to be transmitted to CLEC. PACIFIC recorded usage is defined as:

           - intraLATA - Local

           - intraLATA-Toll

           NOTE: Rated incollect messages should be transmitted via the direct feed and can be intermingled with the unrated messages. No special packing is needed.

           PACIFIC is developing a direct return feed. CLEC may return via direct return feed, once developed, any of the above mentioned messages that cannot be rated and/or billed by CLEC, for reasons specified in the returns process. Returned messages will be sent to PACIFIC in EMR format. Standard EMR return codes will be utilized.

           File transfer specifications are included within Section III.

1.2        CLEC USAGE

           The Recorded Usage Data in a local resale environment includes all intraLATA toll and local usage. PACIFIC will provide CLEC with unrated EMR records associated with all intraLATA toll and local usage which PACIFIC records on CLEC's behalf.

           Any Category, Group and/or Record types approved in the future for PACIFIC will be included if they fall within the definition of this local resale phase. PACIFIC will give CLEC one hundred twenty (120) days advance notification of PACIFIC's intended implementation of additional Category, Group and/or Record types.

           NOTE: PACIFIC messages will be packed using the packing criteria outlined in Section VI. PACIFIC shall pack records for rated messages and non-rated messages in separate packages. Any request by CLEC for packing in a different arrangement (for example, using CLEC's RAO) shall be separately negotiated by the parties and shall be at a reasonable additional charge to CLEC.



                                       7
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                                                                   Attachment 14
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                                   SECTION III

                       PACIFIC TO CLEC USAGE FEED GENERAL

1.         GENERAL

           This section contains the information required for PACIFIC to transmit the usage defined in Section II to CLEC. This section specifically addresses the dataset requirements and processing.

1.1        DETAILED EMR RECORD EDITS

           CLEC will perform detailed record edits on the unrated and rated messages upon receipt from PACIFIC. Messages that fail these edits may be returned to PACIFIC with mutually agreed upon return codes designated.

1.2        DUPLICATE RECORD CHECKS

           CLEC will perform record checks on the unrated and rated messages to validate that duplicate messages are not sent by PACIFIC to CLEC, except where valid duplicate messages are applicable, e.g., ISDN bonded . PACIFIC shall perform record checks to validate that duplicate messages are not sent to CLEC in accordance with CMDS standards.

1.3        PACIFIC TO CLEC USAGE FEED

1.3.1      USAGE DATA TRANSPORT REQUIREMENTS

           PACIFIC will provide the transport facility between the PACIFIC location and the CLEC location. It is CLEC's intent that usage data be transmitted via CONNECT:Direct whenever possible. In the event usage transfer cannot be accommodated by CONNECT:Direct because of extended (one business day or longer) facility outages, or if facilities do not exist, PACIFIC will contract for a courier service to transport the data via tape.

           PACIFIC will provide CLEC with contacts, Remote Identifiers (IDs), and expected usage data volumes for each sending location.

           CLEC will provide contacts responsible for:

           Receiving usage transmitted by PACIFIC.

           Receiving usage tapes from a courier service in the event of a facility outage.

1.3.2      PHYSICAL CHARACTERISTICS



                                       8
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                                                                   Attachment 14
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                                                                          Page 9



           In the event the electronic system for data transmission malfunctions, by mutual agreement PACIFIC shall provide the data to CLEC on tape or cartridge by courier. Such data will have the physical characteristics indicated in Appendix A. CLEC's intent is for variable block format (2,476 bytes) with a LRECL of 2472.

1.3.3      DATA DELIVERY SCHEDULES

           Data will be delivered to CLEC by PACIFIC daily (Monday through Friday) or as negotiated. CLEC and/or PACIFIC Data Center holidays are excluded. PACIFIC and CLEC will exchange schedules of designated Data Center holidays.

1.3.4      RESENDING DATA

           CLEC will notify PACIFIC as promptly as possible upon discovery of resend requirements if a pack or entire dataset must be replaced due to pack rejection, damage in transit, dataset name failure, etc.

1.3.5      PACK REJECTION

           Critical edit failure on the Pack Header or Pack Trailer records will result in pack rejection (e.g., detail record count not equal to grand total included in the pack trailer). Notification of pack rejection will be made by CLEC within one business day of processing. Rejected packs will be retransmitted to CLEC by PACIFIC.

1.3.6      HELD PACKS AND MESSAGES

           CLEC and PACIFIC will track pack number to control input based upon invoice sequencing criteria. PACIFIC will be notified of sequence failures identified by CLEC and resend procedures are to be invoked.

1.3.7      DATA CONTENT REQUIREMENTS

           EMR is the format to be used for usage data provided to CLEC.

1.3.8      PACKING REQUIREMENTS

           A pack shall contain a minimum of one message record or a maximum of 9,999 message records plus a pack header record and a pack trailer record. A file transmission contains a maximum of 99 packs. A dataset shall contain a minimum of one pack. PACIFIC will provide CLEC one dataset per sending location with the agreed upon OCN populated in the Header and Trailer records.

           Within the Header and Trailer records, the FROM RAO identifies the location that will be sending usage to CLEC. PACIFIC will populate the FROM RAO field with the



                                       9
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                                                                   Attachment 14
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           unique numeric value identifying the location that is sending the data to CLEC. Also, Pack Header and Trailer will have the OCN appropriately populated.

           The FROM RAO, OCN, and Remote Identifiers will be used by CLEC to control invoice sequencing and each will have its own invoice controls. The FROM RAO will also be used to determine where the message returns file, containing any misdirected and unguidable usage, will be sent.

           The file's Record Format (RECFM) will be Variable Block (VB) Size 2,476 and the Logical Record Length (LRECL) will be 2,472 bytes.

           CLEC has no special sort requirements for the packs sent by PACIFIC.

1.3.9      DATASET NAMING CONVENTION

           PACIFIC will transmit the usage to CLEC using the following dataset naming conventions. The dataset name (DSN) will be partitioned into five nodes, separated by periods as follows:

           NODE 1BB03PXNN*

           NODE 2.IBMUP

           NODE 3 (To be determined during negotiations)

           NODE 4.USAGE

           NODE 5.GNNNNVNN* (Generational Dataset to be incremented by sender).

           *The italicized "N" represents numeric fields determined during negotiations.

1.3.10     CONTROL REPORTS

           CLEC accepts input data provided by PACIFIC in EMR format in accordance with the requirements and specifications detailed in this section of the Attachment. In order to ensure the overall integrity of the usage being transmitted from PACIFIC to CLEC, data transfer control reports will be required. These reports shall be provided by CLEC to PACIFIC on a daily or otherwise negotiated basis and reflect the results of the processing for each pack transmitted by PACIFIC.

1.4        MESSAGE VALIDATION REPORTS

           CLEC will provide the following three daily (or otherwise negotiated) Message Validation reports to the designated PACIFIC System Control Coordinator. These reports will be provided for all data received within PACIFIC Local Resale Feed and will



                                       10
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                                                                   Attachment 14
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           be transmitted Monday through Friday whether or not there have been any files transmitted.

1.4.1      MESSAGE VALIDATION PACK REJECT REPORT (A7287)

           This report provides information on packs rejected by CLEC. It lists the header and trailer record of each rejected pack and indicates the error codes and the associated error message which explains why the pack was rejected.

           An example of the report and a list of Valid Error Codes and associated error messages are provided in Appendix B.

1.4.2      MESSAGE VALIDATION PACK ACCEPTED REPORT (A7288)

           This report provides vital statistics and control totals by Record ID, Type of Service, Message Counts and Record Counts, for all valid, rejected and dropped messages. The information is provided in the following report formats and control levels:

           1.        PACIFIC Total Messages

           2.        PACIFIC Total Records

           3.        RAO Total Messages

           4.        RAO Total Records

           5.        Pack Total (Record Counts and Message Counts)

           The first four report formats include percentages that indicate the relationship of the daily input volume by Record ID and Type of Record to the total input volume provided by an RAO and PACIFIC.

           An example of the report is provided in Appendix C.

1.4.3      MESSAGE VALIDATION DETAIL ERROR REPORT (A7289)

           An EMR detailed error report is generated for each pack/ invoice that is received and processed by CLEC. The report lists, in vertical format, the complete 175 byte EMR record that has failed to pass the initial edit criteria. It prints this detailed information only for the first five EMR records that share a common error condition. The error condition is flagged on the report by one of two possible error codes preceding the field value. The error codes are:

                     (C)       DENOTES CRITICAL ERRORS

                     (I)       DENOTES INFORMATION ERRORS



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                                                                   Attachment 14
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           The last two pages of the report for a given pack/invoice provide the following control totals:

           Total Errors for each Field

           Total Records Received

           Total Records Dropped

           Total Records rejected to MIU

           Pack Reject Rate

           Total Default Count (represents the number of Files on all of the input records that had to be programmatically altered to meet the EMR standards and specifications.)

           If the entire pack/invoice has been rejected because of a Critical Error Rate greater than 0.5%, the last page of the report will display such a statement enclosed in asterisks.

           CLEC has provided PACIFIC a sample of this report.

1.4.4      CONTROL REPORTS - DISTRIBUTION

           Since PACIFIC is not receiving control reports, dataset names will be established during detailed negotiations.



                                       12
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                                                                   Attachment 14
                                                                      Appendix I
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                                   SECTION IV

                      CLEC PROCESSING REQUIREMENTS GENERAL

1.         GENERAL

           This section contains requirements for CLEC processing of Recorded Usage Data that has been transmitted to CLEC for billing.

1.1        CLEC RATING PROCESS

1.1.1      MESSAGE RATING

           CLEC will rate any individual messages (as defined in Section II), that have not already been rated by PACIFIC (information provider messages will be rated by PACIFIC), prior to transmitting the usage to a billing environment within CLEC.

1.1.2      APPLICATION OF TAXES/FEES/SURCHARGES

           CLEC will apply taxes, fees and surcharges as appropriate for the individual messages and/or customer accounts. The application of all taxes, fees and surcharges will be applied on all intralata local and toll usage received from PACIFIC.

1.1.3      DUPLICATE MESSAGES

           CLEC has existing duplicate checks as part of their message processing or billing functions. CLEC will perform these checks on the rated/unrated messages sent by PACIFIC duplicate message disposition procedures and reports will be identified by CLEC during negotiations.

1.1.4      RECORD EDITS

1.1.4.1    CLEC RECORD EDITS

           CLEC will perform detailed record edits on the rated and unrated messages prior to transmitting them to the billing environment. Rated & unrated records that do not pass CLEC edits will be returned to PACIFIC with thirty (30) days of the file date.

1.1.4.2    PACIFIC RECORD EDITS

           If PACIFIC has existing detailed record edits for rated and unrated messages, PACIFIC is to perform these edits.



                                       13
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                                                                         Page 14


           Rated and unrated records that do not pass CLEC edits will be returned to PACIFIC. PACIFIC will attempt to perform error correction on all records requiring such action as agreed upon through the detailed negotiations process.

1.1.5      CLEC TO PACIFIC MESSAGE RETURNS

           At the discretion of CLEC, messages that have been sent to CLEC by PACIFIC that cannot be guided to an CLEC billed account or error in processing due to an error by PACIFIC will be returned to PACIFIC with the appropriate negotiated return codes.



                                       14
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                                                                   Attachment 14
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                                                                         Page 15


                                    SECTION V

                        TEST PLANS AND ACTIVITIES GENERAL

1.         GENERAL

           This section defines the PACIFIC and CLEC activities which are required prior to implementation. The tests and activities described are necessary to ensure a smooth, accurate and well-programmed conversion. Specific test dates will be identified through the negotiations process.

1.1        INTERFACE TESTING

           The purpose of this test is to ensure that the usage described in
           Section II can be sent by PACIFIC to CLEC and can be accepted and processed by CLEC. PACIFIC will provide a test file to CLEC's designated Regional Processing Center (RPC) in the format that will be used for live day-to-day processing. The file will contain one full day's production usage. The format of the file will conform to the requirements shown in Section III. CLEC will review the file and verify that it conforms to its data center requirements. CLEC will notify PACIFIC in writing whether the format is acceptable. CLEC will also provide PACIFIC with the agreed-upon control reports as part of this test.

1.2        OPERATIONAL TEST

           The purpose of this test is to ensure that volumes of usage in consecutive sequence can be extracted, distributed, and processed by PACIFIC and CLEC.

           PACIFIC is required to provide CLEC with PACIFIC recorded, unrated intraLATA local and toll usage (as defined in Section II) for a minimum of five (5) consecutive days. CLEC will provide PACIFIC with the message validation reports associated with test usage.

           CLEC will rate and process the unrated intraLATA toll and local usage. CLEC will process this data to test bills. CLEC may request that the test usage contain specific usage volumes and characteristics to ensure a complete test. Specific usage volumes and characteristics will be discussed during detailed negotiations.

1.3        TEST FILE TRANSPORT

           Test data should be transported via CONNECT:Direct whenever possible. In the event that courier service must be used to transport test media the physical tape characteristics to be used are described in Appendix A.



                                       15
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                                                                      Appendix I
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                                   SECTION VI

                           POST DEPLOYMENT ACTIVITIES

1.         GENERAL

           Requirements for ongoing maintenance of the usage feeds between CLEC and PACIFIC are described in this section. Included am minimal requirements for day to day control of the regularly scheduled transfer of PACIFIC unrated and rated usage data and procedures for introducing and verifying CLEC/PACIFIC System Changes.

1.1        CONTROL MAINTENANCE AND REVIEW

1.1.1      PERIODIC REVIEW

           Control procedures for all usage transferred between PACIFIC and CLEC will require periodic review. This review may be included as part of an annual audit of PACIFIC by CLEC or as part of the normal production interface management function. Breakdowns which impact the flow of usage between PACIFIC and CLEC must be identified and jointly resolved as they occur. The resolution may include changes to control procedures, as similar problems would be avoided in the future. Any changes to control procedures would need to be mutually agreed upon by CLEC and PACIFIC.

1.1.2      RETENTION OF RECORDS

           PACIFIC shall maintain a machine readable back-up copy of the message detail provided to CLEC for a minimum of forty-five (45) calendar days. CLEC will maintain the message detail received from PACIFIC for a minimum period of forty-five (45) calendar days. Designated CLEC personnel will provide these records to PACIFIC or its authorized agents upon written request. PACIFIC will also provide any data back to CLEC upon their written request.

1.2        PACIFIC SOFTWARE CHANGES

           When PACIFIC plans to introduce any software changes which impact the format or content structure of the usage data feed to CLEC, designated PACIFIC personnel shall notify CLEC of such changes within any time period specified by the FCC or CPUC for that purpose, and in any event will use reasonable best efforts to notify CLEC no less than one hundred twenty (120) calendar days before such changes are Implemented.

           PACIFIC will communicate the projected changes to the appropriate groups in CLEC so that potential impacts on CLEC processing can be determined.

           CLEC personnel will review the impact of the change or the entire control structure as described in Section 1.5, Post Conversion Test Plan. CLEC will negotiate any perceived



                                       16
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                                                                   Attachment 14
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                                                                         Page 17


           problems with PACIFIC and will arrange to have the data tested utilizing the modified software.

           If it is necessary for PACIFIC to request changes in the schedule, content or format of usage data transmitted to CLEC, PACIFIC will notify CLEC.

1.3        REQUESTED CHANGES

           If it is necessary for either Party to request changes in the schedule, content, or format of the usage data transmitted from PACIFIC, the requesting Party will notify the other Party and the terms and conditions of the change shall be mutually agreed upon pursuant to the process set forth in Section 1.5.2. When the negotiated changes are to be implemented, CLEC and/or PACIFIC will arrange for testing of the modified data as described in Section 1.5, Post Conversion Test Plan.

1.4        CLEC SOFTWARE CHANGES

           When CLEC plans to introduce any software changes which may impact the format or content structure of the usage data transmitted from PACIFIC, CLEC will use reasonable best efforts to notify the designated PACIFIC personnel, no less than one hundred twenty (120) calendar days before such changes are implemented.

           The CLEC contact will communicate the projected changes to the appropriate groups in PACIFIC so that potential impacts on PACIFIC processing can be determined.

           CLEC will negotiate any perceived problems with PACIFIC and will arrange to have the data tested utilizing the modified software.

           Altering the one hundred twenty (120) day window for introducing software changes can be negotiated by both companies, dependent upon the scope and impact of the change.

1.5        POST-CONVERSION TEST PLAN

           The test plan described below is designed to encompass all types of changes to the usage data transferred by PACIFIC to CLEC and the methods of transmission for that data.

1.5.1      PACIFIC SYSTEM CHANGE DESCRIPTION

           For a PACIFIC system change that would be reasonably likely to impact CLEC, PACIFIC shall provide CLEC with an overall description of the change, stating the objective and a brief explanation of the reasons for the change.

           During the initial negotiations regarding the change, PACIFIC shall provide a list of the specific records and/or systems impacted by the change to designated CLEC personnel.



                                       17
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                                                                   Attachment 14
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                                                                         Page 18


           Finally, PACIFIC shall also provide CLEC a detailed description of the changes to be implemented. It shall include sufficient detail for designated CLEC personnel to analyze and estimate the effects of the changes and to design tests to verify the accuracy of the implementation.

1.5.2      CHANGE NEGOTIATIONS

           PACIFIC will notify CLEC in writing of all proposed change negotiations initiated by PACIFIC. In turn, CLEC will notify PACIFIC in writing of proposed change negotiations initiated by CLEC.

           After formal notification of planned changes, whether originated by PACIFIC or CLEC, negotiation meetings shall be scheduled between designated CLEC and PACIFIC personnel. The first meeting should produce the overall change description (if not previously furnished) and the list of records and/or systems affected.

           In subsequent meetings, the Parties shall jointly develop a detailed description of changes to be implemented and a detailed test procedure.

1.5.3      CONTROL CHANGE ANALYSIS

           Based on the detailed description of the changes and review thereof by the parties in negotiation meetings, designated CLEC personnel will:

1.5.3.1    Determine the impact of the changes on the overall structure.

1.5.3.2 Determine whether any single change has a potential control impact (i.e., High error rate on individual records that might result in pack rejection).

1.5.3.3    Determine whether any controls might be adversely affected.

1.5.3.4 Arrange for appropriate control structure changes to meet any of the above conditions.

1.5.4      VERIFICATION OF CHANGES

           Based on the detailed description of changes and review thereof in negotiation meetings, designated CLEC personnel will:

1.5.4.1    Determine the type of change(s) to be implemented.

1.5.4.2    Develop a comprehensive test plan.

1.5.4.3    Negotiate scheduling and transfer of modified data with PACIFIC.

1.5.4.4 Negotiate testing of modified data with the appropriate CLEC Regional Processing Center ("RPC").



                                       18
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                                                                   Attachment 14
                                                                      Appendix I
                                                                         Page 19


1.5.4.5 Negotiate processing of verified data through the CLEC billing system with the RPC.

1.5.4.6 Arrange for review and verification of testing with appropriate CLEC groups.

1.5.4.7    Arrange for review of modified controls, if applicable.

1.5.5      INTRODUCTION OF CHANGES

           When all the testing requirements have been met and the results reviewed and accepted, designated CLEC personnel will:

1.5.5.1    Negotiate an implementation schedule.

1.5.5.2    Verify the existence of a contingency plan with the appropriate CLEC
           RPC.

1.5.5.3 Arrange for the follow-up review of changes with appropriate CLEC personnel.

1.5.5.4    Arrange for appropriate changes in control program, if applicable.

1.5.4.5 Arrange for long-term functional review of impact of changes on the CLEC billing system, i.e., accuracy, timeliness, and completeness.



                                       19
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                                                                   Attachment 14
                                                                      Appendix I
                                                                         Page 20


                                   SECTION VII

                                   APPENDICES

SUMMARY OF APPENDICES

APPENDIX A

PHYSICAL CHARACTERISTICS OF DATA TAPES/CARTRIDGES

APPENDIX B

MESSAGE VALIDATION PACK REJECT REPORT (A7287)

APPENDIX C

MESSAGE VALIDATION PACK ACCEPTED REPORT (A7288)

APPENDIX D

SPECIAL FEATURES STAR SERVICES

                                   APPENDIX B

MESSAGE VALIDATION PACK REJECT REPORT (A7287)                           MM/DD/YY
                                                                        HH:MM:SS

                                                           RETEN CODE: 01R-00300

--------------------------------------------------------------------------------

COMPANY    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX   REMOTE ID 9999X  FROM BSID 999

HEADER    RECORD ID      DATE CREATED   INVOICE NUMBER      BELL CO ID     BELL RAO  IX CARRIER     IND CO ID
------    ---------      ------------   --------------      ----------     --------  ----------     ---------
           999999          99-99-99           99                 99           999       999           9999

          TOTAL REC.

                                                                        12/12/96

          RECORD ID
TRAILER     COUNT        DATE CREATED   INVOICE NUMBER      BELL CO ID     BELL RAO  IX CARRIER     IND CO ID
-------   ---------      ------------   --------------      ----------     --------  ----------     ---------
           999999          99-99-99           99                 99           999       999           9999
           99,999

ERRORS    ERROR CODE     ERROR MESSAGE
------    ----------     -------------
             EC99.9

          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                 MESSAGE VALIDATION PACK REJECT REPORT (A7287)


ERROR CODE        ERROR MESSAGES

EC01.2            First record after trailer is not a Pack Header.

EC03.2            From RAO is not numeric.

EC04.3            Invoice number on header invalid.

EC04.5            Company ID not numeric.

EC04.6            Independent company ID is not numeric.

EC04.7            Header Record ID is invalid.

EC04.8            Trailer Record ID is invalid.

EC04.9            Trailer Record ID is invalid.

EC05.0            Duplicate pack.





EC05.1            Old Pack.

EC05.2            RAO not found on table.

EC07.3            Error rate greater than invoice file threshold for RAO
                    invoice number.

EC012.0           Remote ID in Dataset is not valid.

EC020.0           No detail records in pack.

EC013.0           Invalid status on Pack Header.

EC027.0           Pack exceeds limit of 9,999 detail records.

EC040.9           Pack Header record is missing.

EC041.0           Trailer record is missing.

EC042.0           Trailer message volume is not equal to
                    accumulated message volume.

EC044.0           Header/Trailer date is invalid.

EC45.0           From RAO on Trailer Record is not equal to the from RAO
                   on Header Record.

EC48.0           Invoice number on Trailer Record is not equal to the
                   invoice number on the Header Record.

                                   APPENDIX C

                MESSAGE VALIDATION PACK ACCEPTED REPORT (A7288)

                                        MM/DD/YY-----HH:MM:SS

                                        RETEN CODE: 01R-00300

--------------------------------------------------------------------------------
COMPANY    XXXXXXXXXXXXXXXXXXXXXXXXXX     FROM RAO    INVOICE NO.   DATE CREATED
     TOTAL RECORDS RECEIVED


------------------------------------------999-----------99----------MM/DD/YY----
     --------ZZ.ZZ9



                                                          ----------RECORD
     COUNTS-----------------------MESSAGE COUNTS--------------------------------
     ---



                                                                       12/12/96

RECORD ID           TYPE OF RECORDVALID-----REJECTED-----DROPPED-----TOTAL-----VALID-----
       REJECTED-----DROPPED-----TOTAL


010102              OUTWATS (NON-SMDR)ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZZ9
          ZZ.ZZZ9     ZZ.ZZZ9     ZZ.ZZZ9

010103              OUTWATS(SMDR)ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZZ9
          ZZ.ZZZ9     ZZ.ZZZ9     ZZ.ZZZ9

010104              800 SERVICEZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZZ9
          ZZ.ZZZ9     ZZ.ZZZ9     ZZ.ZZZ9

          TOTAL WATS/800


010101              MTS                                               ZZ.ZZ9     ZZ.ZZ9
          ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZZ9     ZZ.ZZZ9     ZZ.ZZZ9     ZZ.ZZZ9

010106              NON-DIAL CONFER BRIDGEZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZZ9
          ZZ.ZZZ9     ZZ.ZZZ9     ZZ.ZZZ9

010107              NON-DIAL CONFER LEG RECORDZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZZ9
          ZZ.ZZZ9     ZZ.ZZZ9     ZZ.ZZZ9

010108                  DIAL CONFERENCE BRIDGE     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZZ9
        ZZ.ZZZ9     ZZ.ZZZ9     ZZ.ZZZ9

010111                  ALLIANCE (AGTC)            ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZZ9
        ZZ.ZZZ9     ZZ.ZZZ9     ZZ.ZZZ9

010116                  DIAL-IT SERVICE            ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZZ9
        ZZ.ZZZ9     ZZ.ZZZ9     ZZ.ZZZ9

010132                  DIRECTORY ASSISTANCE       ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZZ9
        ZZ.ZZZ9     ZZ.ZZZ9     ZZ.ZZZ9

010180                  MARINE/AIRCRAFT            ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZZ9
        ZZ.ZZZ9     ZZ.ZZZ9     ZZ.ZZZ9

010181                  RADIO LINK                 ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZZ9
        ZZ.ZZZ9     ZZ.ZZZ9     ZZ.ZZZ9

010182           MARINE NON-DIAL CONFER BRIDGE     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZZ9
        ZZ.ZZZ9     ZZ.ZZZ9     ZZ.ZZZ9

010183         MARINE NON-DIAL CONFER LEG REC.     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZZ9
        ZZ.ZZZ9     ZZ.ZZZ9     ZZ.ZZZ9

0101XX                  OTHER MTS RECORDS          ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZZ9
        ZZ.ZZZ9     ZZ.ZZZ9     ZZ.ZZZ9
                                                                                              12/12/96

TOTAL NORTH AMERICAN MTS

010201                  IOTC/IODD MTS              ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZZ9
        ZZ.ZZZ9     ZZ.ZZZ9     ZZ.ZZZ9

0102XX                  IOTC/IDDD OTHERS           ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZZ9
        ZZ.ZZZ9     ZZ.ZZZ9     ZZ.ZZZ9

010301                  IOTC BFC MTS               ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZZ9
        ZZ.ZZZ9     ZZ.ZZZ9     ZZ.ZZZ9

0103XX                  IOTC BFC OTHERS            ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZZ9
        ZZ.ZZZ9     ZZ.ZZZ9     ZZ.ZZZ9

010401                  IOC MTS                    ZZ.ZZZ9    ZZ.ZZZ9    ZZ.ZZZ9    ZZ.ZZ9     ZZ.ZZ9
        ZZ.ZZ9      ZZ.ZZ9      ZZ.ZZZ9

0104XX                  IOC OTHERS                 ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZZ9
        ZZ.ZZZ9     ZZ.ZZZ9     ZZ.ZZZ9

010501                  IOC MTS                    ZZ.ZZZ9    ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZ9     ZZ.ZZZ9
        ZZ.ZZ9      ZZ.ZZ9      ZZ.ZZZ9
                                                                                              12/12/96

0105XX                      IOC OTHERSZZ.ZZ9   ZZ.ZZ9    ZZ.ZZ9   ZZ.ZZ9   ZZ.ZZZ9
        ZZ.ZZZ9   ZZ.ZZZ9   ZZ.ZZZ9

        TOTAL OVERSEAS MTS


015002                      OUTWATS LINE SUMMARYZZ.ZZ9   ZZ.ZZ9   ZZ.ZZ9   ZZ.ZZ9   ZZ.ZZZ9
        ZZ.ZZZ9   ZZ.ZZZ9   ZZ.ZZZ9

015004                      800 LINE SUMMARYZZ.ZZ9   ZZ.ZZ9   ZZ.ZZ9   ZZ.ZZ9   ZZ.ZZZ9
        ZZ.ZZZ9   ZZ.ZZZ9   ZZ.ZZZ9

015004                      DIR. ASSISTANCE LINE SUMMARYZZ.ZZ9   ZZ.ZZ9   ZZ.ZZ9   ZZ.ZZ9   ZZ.ZZZ9
        ZZ.ZZZ9   ZZ.ZZZ9   ZZ.ZZZ9



03XXXX                      CREDIT REQUESTSZZ.ZZ9   ZZ.ZZ9   ZZ.ZZ9   ZZ.ZZ9   ZZ.ZZZ9
        ZZ.ZZZ9   ZZ.ZZZ9   ZZ.ZZZ9

51/52                       CANCEL REQUESTSZZ.ZZ9   ZZ.ZZ9   ZZ.ZZ9   ZZ.ZZ9   ZZ.ZZZ9
        ZZ.ZZZ9   ZZ.ZZZ9   ZZ.ZZZ9

                                                                                           12/12/96

71/72                       CORRECTION REQUESTSZZ.ZZ9   ZZ.ZZ9   ZZ.ZZ9   ZZ.ZZ9   ZZ.ZZZ9
        ZZ.ZZZ9   ZZ.ZZZ9   ZZ.ZZZ9

INVALID RECORD IDENTIFICATION        ZZ.ZZ9                                  ZZ.ZZZ9
        ZZ.ZZZ9   ZZ.ZZZ9

PACK TOTALS                      ZZ.ZZ9   ZZ.ZZ9ZZ.ZZ9   ZZ.ZZ9   ZZ.ZZZ9   ZZ.ZZZ9   ZZ.ZZZ9

                                                                                     12/12/96

                                                                      Appendix D
                                                                          Page 2

                                   APPENDIX D

                         SPECIAL FEATURES STAR SERVICES


The following are CLASS subscription or "pay per use" (STAR) Services supported by these Local Resale requirements to date. When identified, additional services can be negotiated to be included in this Resale offer.

1) Auto Recall/....................This feature allows a customer to redial a
   Call Return                     number when a Busy signal is encountered.

2) Auto Callback/Repeat Dialing....This feature allows a customer to automatically return the most recent incoming call, even if it is not answered.

The following CLASS subscription service is available for Local Resale. CLEC requires a usage record in order to provide call trace information to law enforcement authorities.

1) Call Trace......................This feature allows the tracing of nuisance calls.

The following are CLASS services are only available thru monthly subscription and are available for Local Resale only on a monthly subscription basis.

1) 3-Way Calling...................This feature allows for three (3) Parties to communicate on one line.

2) Automatic Redial................This feature allows a customer to automatically redial the last number dialed.

                                                                          9/4/98

To provide for the transfer and billing of these features the following requirements apply:

For the following CLASS subscription and "per use" (STAR) Features the 'Miscellaneous Charge Line Summary Non-Detail Charge' 10-01-18 record should be used and be populated as follows:

CONNECT TIME                  POSITIONS 55-60               MUST BE POPULATED
------------                  ---------------               -----------------
TO PLACE/ST.                  POSITIONS 135-146             1) AUTO REDIAL/CALL RETURN
                                                               FEATURE CODE 32, 62, 60

TO PLACE/ST.                  POSITIONS 135-146             2) AUTO CALL BACK/REPEAT DIALING
                                                               POPULATE WITH FEATURE CODE 33, 61, 63

TO PLACE/ST.                  POSITIONS 135-146             3) CALL TRACE
                                                               POPULATE WITH FEATURE CODE 70

TO PLACE/ST.                  POSITIONS 135-146             4) 3-WAY CALLING
                                                               NOT APPLICABLE

TO PLACE/ST.                  POSITIONS 135-146             5) AUTOMATIC REDIAL
                                                               NOT APPLICABLE


NOTE: For fields not specifically defined, the standard EMR format for a 10-01-08 record should be used.

                                                                      Attachment








                                  ATTACHMENT 15

                 LOCAL NUMBER PORTABILITY AND NUMBER ASSIGNMENT

                                                                   Attachment 15
                                                                          Page 1

                            LOCAL NUMBER PORTABILITY
                              AND NUMBER ASSIGNMENT

1.       PROVISION OF LOCAL NUMBER PORTABILITY

1.1 Each Party shall provide, to the extent technically feasible, service provider local Number Portability, subject to the Act, regulations thereunder and relevant FCC and Commission decisions. Until permanent Number Portability ("PNP") is available, each party shall provide Interim Number Portability ("INP"), through RCF and LERG reassignment, as described herein, immediately upon notification that CLEC is commencing facilities-based local exchange service on CLEC-provided facilities. Each Party shall provide INP through Flex DID and/or Route Indexing, as described below, no later than one hundred eighty (180) days after the effective date of this agreement or immediately upon CLEC's notification that it is commencing facilities-based local exchange service on CLEC-provided facilities, which ever occurs later. Each Party will provide INP with minimum impairment of functionality, quality, reliability and convenience to the other Party's subscriber. Each Party will provide PNP as soon as it is technically feasible, in conformance with FCC rules and the Act.

2.       INTERIM NUMBER PORTABILITY (INP)

2.1 INP shall be provided by Remote Call Forwarding ("RCF"), Flexible Direct Inward Dialing ("Flex DID"), Route Indexing ("RI") or Local Exchange Routing Guide ("LERG") Reassignment as provided herein. The Party that operates the switch to which the number is ported ("Ported-to Party") shall specify on a per telephone number or customer type basis which method is to be employed, and the Party that operates the switch from which the number is ported ("Porting Party") shall provide such method to the extent technically feasible. Both Parties agree to release ported telephone line numbers which were ported using INP methods other than LERG Reassignment, back to the Porting Party assigned an NXX in the LERG when the ported telephone line number "becomes vacant" (i.e., when the ported number is no longer in service for the customer originally assigned the ported number), and any applicable referral/intercept period has expired.

2.2      REMOTE CALL FORWARDING (RCF)

2.2.1 When RCF, which PACIFIC refers to as DNCF, is used to provide INP, calls to the ported number will first route to the Porting Party's switch. The Porting Party's switch will then forward the call to a second "shadow" number with an NXX associated with the Ported-to Party's switch. If necessary to handle multiple simultaneous calls to the same ported telephone number, the Ported-to Party may order up to ninety-nine (99) paths for the provisioning of RCF.

                                                                   Attachment 15
                                                                          Page 2

2.2.2 PACIFIC shall provide RCF INP to CLEC pursuant to the terms of PACIFIC's DNCF tariff (including any modification subsequently adopted by the Commission) filed by PACIFIC.

2.2.3 DNCF and CLEC's equivalent RCF INP service calls will be delivered over Local Interconnection Trunk Groups. Each Party's customers will have the ability to receive collect calls and bill to third party numbers. Call quality will be equivalent to that which other RCF customers receive.

2.3      FLEX DID

2.3.1 When Flex DID is used to provide INP, calls to the ported number will first route to the Porting Party's switch. The Porting Party's switch will then direct calls to the ported number over direct trunks to the Ported-to Party's switch. At the option of the Ported-to Party, and where technically feasible, Flex DID may be used to port either a block of telephone numbers or an individual telephone number, and Flex DID may be provisioned to allow a full ten (10) digit telephone number to be sent to the Ported-to Party's switch.

2.3.2 Flex DID will be delivered over dedicated truck groups using either MF or SS7 signaling, where technically feasible, at the option of the Ported-to Party.

2.4      ROUTE INDEXING

2.4.1    Route Indexing (RI) may take two forms: Route Indexing Portability Hub
         (RIPH) or Directory Number Route Index (DN-RI).

2.4.2 DN-RI is a form of RI that requires direct trunking between the Porting Party's switch to which the ported number was originally assigned and the Ported-to Party's switch to which the number has been ported. The Porting Party's switch shall send the originally dialed number to the Ported-to Party's switch without the use of steering digits.

2.4.3 RI-PH will be delivered over Local Interconnection Trunk Groups. DN-RI will be delivered over dedicated trunks using SS7 signaling

2.4.4 If the tandem switch is not operated by the Porting Party, the Porting Party will make whatever process and compensation arrangements with the tandem provider that are necessary to implement the steering digits for RI-PH.

2.5      LERG REASSIGNMENT

         If a customer has an entire NXX code and transfers from the Porting Party to the Ported-to Party, portability for that customer shall be provided by utilizing reassignment of the NXX code to the Ported-to Party through the Local Exchange Routing Guide (LERG). Updates to translations in the Porting Party's switching office to which the ported numbers were originally assigned will be made by the Porting Party prior to the date on

                                                                   Attachment 15
                                                                          Page 3

         which LERG changes become effective, in order to redirect calls to the Ported-to Party's switch via route indexing.

3.       OTHER INTERIM PORTABILITY PROVISIONS

3.1 With regard to the division of terminating Switched Access revenues associated with RCF, Flex DID and RI, the Porting Party shall pay the Ported-to Party $1.75 per month for each business line and $1.25 per month for each residence line associated with the INP arrangement. Determination of the number of lines to which the above payment shall apply will be made at the time the INP arrangement is established. The payment shall be made based on the total number of lines included in the same hunting arrangement as the INP number. Partial months will be paid on a prorated basis and such payment shall continue until the INP arrangement is disconnected or PNP is made available for the INP number, whichever occurs first. Such amount is in consideration of the Switched Access compensation and reciprocal compensation that would have been received by each Party if PNP had been in effect.

3.2 With RCF, Flex DID with SS7, DN-RI, or RI-PH, each Party shall exchange with the other Party, SS7 TCAP messages as required for the implementation of Custom Local Area Signaling Services (CLASS) or other features available in each Party's network.

3.3 Each Party shall disclose to the other Party any technical or capacity limitations that would prevent use of a requested INP implementation in a particular switching office. Both Parties shall cooperate in the process of porting numbers to minimize customer out-of-service time, including updating switch translations where necessary.

3.4 With respect to 911 service associated with ported numbers under INP, the Porting Party agrees that all ported directory numbers (DN) will remain in the Public Service Answering Points (PSAP) routing databases. When RCF INP or other INP methods that use a shadow number are used, it is the responsibility of the Ported-to Party to provide both the ported numbers and shadow numbers to the Porting Party to be stored in the Porting Party's appropriate databases. CLEC will input the ported number and the shadow number with CLEC's data via the E 911 Management System (MS) Gateway for storage in the MS. The Ported-to Party shall have the right to verify the accuracy of the information in the appropriate databases. CLEC may verify the accuracy of the information in the E 911 MS via the MS Gateway.

4.       PERMANENT NUMBER PORTABILITY (PNP)

4.1 The Parties agree to implement PNP, in compliance with FCC or CPUC orders, within and between their networks as soon as technically feasible, but no later than the schedule established by the FCC or CPUC.

4.2 Each Party shall recover its costs for PNP in accordance with FCC or CPUC orders.

                                                                   Attachment 15
                                                                          Page 3

4.3 The Parties agree to comply with such industry guidelines as may be established for the treatment of vacant telephone numbers, including provisions for number pooling, where available.

4.4 To the extent that a query is performed or required to be performed, each Party will make arrangements to perform its own queries for PNP calls.

5.       REQUIREMENTS FOR INP AND PNP

5.1      CUT-OVER PROCESS

         The Parties shall cooperate in the process of porting numbers from one carrier to another so as to limit service outage for the ported subscriber. This may include, but not be limited to, the Porting Party promptly updating its network element translations following notification by the industry SMS, or ported-to local service provider, and deploying such temporary translations as may be required to minimize service outage, e.g., unconditional triggers. The Parties agree to comply with such industry guidelines as may be established in the appropriate subcommittees of the California Local Number Portability Task Force for the cut-over process.

5.2      TESTING

         Both Parties shall cooperate in conducting testing to ensure interconnectivity between systems. Each Party shall inform the other Party of any system updates that may affect the other Party's network and each Party shall, at the other Party's request, perform tests to validate the operation of the network. Additional testing requirements may apply as specified by this Agreement.

5.3      NON-GEOGRAPHICAL NUMBERS

         Neither Party shall be required to provide Number Portability for nongeographic services (i.e., 500, 700 and 900 Service Access Codes
         (SACs), and 976 NXX and similar services) under this Agreement.

5.4      ENGINEERING AND MAINTENANCE

         Both Parties will cooperate to ensure that performance of trunking and signaling capacity is engineered and managed at levels which are at least at parity with that provided by the other Party to its subscribers and to ensure effective maintenance testing through activities such as routine testing practices, network trouble isolation processes and review of operational elements for translations, routing and network fault isolation. Additional specific engineering and maintenance requirements shall apply as specified in this Agreement. For subscribers ported by INP using RCF, Flex DID, or RI, the Ported-to Party shall perform appropriate testing to isolate trouble prior to referring repair requests to the Porting Party. For subscribers ported by PNP, trouble shooting by the Porting Party shall generally involve verification that a proper location routing number has been

                                                                   Attachment 15
                                                                          Page 5

         entered into the system, and other trouble shooting as may be established in industry guidelines.

5.5      RECORDING AND BILLING

5.5.1 The Porting Party shall provide the Ported-to Party with accurate billing and Customer Account Record Exchange data for the Ported-to Party's subscribers whose numbers have been ported.

5.5.2 Calls originated from RCF ported numbers in the Porting Party end-offices and sent to the Ported-to Party interLATA toll network must signal the shadow number in the Calling Party Number (CgPN) parameter and ported number in the Charge Number (CN) parameter in the SS7 Initial Address Message.

5.6      Treatment of Telephone Line Number Based Calling Cards

5.6.1 PACIFIC shall remove from its Line Information Data Base (LIDB) all existing PACIFIC- issued Telephone Line Number (TLN)-based card numbers issued to a customer, when that customer ports the associated telephone numbers to CLEC

5.6.2 PACIFIC shall continue to allow CLEC access to its LIDB. Other LIDB provisions are specified in this Agreement.

6.       ASSIGNMENT OF NXX CODES AND TELEPHONE NUMBERS

6.1 The Parties agree, in principle, that the administration and assignment of Central Office Codes ("NXXs") should be moved from PACIFIC to a neutral third party. In the interim, where PACIFIC functions as California Code Administrator, the following provisions apply:

6.1.1 Each Party will comply with Industry Carriers Compatibility Forum ("ICCF") Central Office Code (NXX) Assignment Guidelines, INC 95-0407-008 ("ICCF Guidelines").

6.1.2 Unless the FCC adopts rules that differ from the ICCF Central Office Code Assignment Guidelines, PACIFIC will assign NXX codes to CLEC according to those Guidelines in a competitively neutral manner and on a basis no less favorable than that on which PACIFIC assigns codes to itself. These Number Administrator functions will be provided without charge. Number Administrator functions do not include opening NXX Codes.

6.1.3 It shall be the responsibility of each Party to program and update its own switches and network systems to recognize and route traffic to the other Party's assigned NXX codes at all times. Neither PACIFIC nor CLEC shall charge each other for changes to switch routing software necessitated by the creation, assignment or reassignment or activation of NPA or NXX codes, so long as the requirement set forth at page 84 of Commission Decision 96-03-020 remains in place.

                                                                   Attachment 15
                                                                          Page 6

6.1.4 The Parties will each be responsible for the electronic input of their respective number assignment information into the Routing Database System.

6.1.5 The Parties will provide to each other test-line numbers and access to test lines, including a test-line number that returns answer supervision in each NPA-NXX opened by a Party.

6.1.6 PACIFIC, in its role as the California Code Administrator, will provide routine reporting on NXX availability, consistent with the orders of the Commission.

6.1.7 The Parties agree that any forecasts required to be submitted prior to establishment of an independent third party administrator will be considered confidential and proprietary, and will only be made available to the California Code Administrator for the purposes of code assignment and administration.

6.2 In those circumstances where CLEC assigns its customers telephone numbers from an NXX assigned in the LERG to PACIFIC, CLEC shall be able to obtain and assign telephone numbers from PACIFIC in the same manner that PACIFIC performs these functions for its own customers.

6.2.1 CLEC can request, review, reserve, exchange and return telephone numbers for up to five basic exchange or COPT lines or single-line ISDN, on an electronic, real-time basis to allow assignment during service negotiation with the CLEC's customer. Such access shall be provided as described with respect to the Operational Support Services ("OSS") functions set forth in Attachment 11.

6.2.2 Number assignments other than those described in Section 6.2.1. above, including specialty numbers and complex product assignments, will be obtained through a telephone call to the unbranded Number Assignment Center (NAC) in the LISC. This NAC is unbranded to allow CLEC to include its customer in the call without indication that they are interacting with PACIFIC.

6.3 CLEC will be provided with electronic access for additional number products as soon as such access is made available by PACIFIC. Such access shall be provided as described with respect to other OSS functions set forth in Attachment 11.

                                  ATTACHMENT 16

                                    SECURITY

                                                                   Attachment 16
                                                                          Page 1

1.       PROTECTION OF SERVICE AND PROPERTY

1.1. For the purpose of notice permitted or required by this Attachment, each Party shall provide the other Party a SPOC available twenty-four
         (24) hours a day, seven (7) days a week.

1.2. PACIFIC and CLEC shall each exercise the highest degree of care to prevent harm or damage to the other Party, its employees, agents or customers, or their property. Each Party, its employees, agents, or representatives agree to take reasonable and prudent steps to ensure the adequate protection of property and services of the other Party.

1.3. Each Party having on its premises any equipment, support equipment, systems, tools and data of the other Party, or spaces which contain or house the other Party's equipment or equipment enclosures, shall restrict access thereto to employees and authorized agents of that other Party.

1.4. PACIFIC shall use electronic controls to protect all spaces which house or contain CLEC equipment or equipment enclosures, but if electronic controls are not available, PACIFIC shall either furnish security guards at those PACIFIC locations already protected by security guards on a seven (7) day per week, twenty-four (24) hour a day basis; and if none, PACIFIC shall permit CLEC to install silent intrusion alarms back to manned sites. CLEC agrees that PACIFIC shall be the SPOC with all law enforcement authorities or public agencies with respect to problems or alarms related to CLEC's equipment or equipment enclosures located on PACIFIC's premises. In no event will CLEC contact law enforcement authorities or public agencies as a result of a silent alarm.

1.5. PACIFIC shall furnish to CLEC a current written list of PACIFIC's employees who PACIFIC authorizes to enter spaces which house or contain CLEC equipment or equipment enclosures, with samples of the identifying credentials to be carried by such persons.

1.6. CLEC shall furnish to PACIFIC a current written list of CLEC's employees or agents who CLEC authorizes to enter PACIFIC's Central Offices, with samples of identifying credentials to be carried by such persons.

1.7. With respect to any equipment, support equipment, systems, tools and data of one Party on the premises of the other Party, or spaces which contain or house the other Party's equipment or equipment enclosures, each Party shall comply with the security and safety procedures and requirements of the Party that owns or controls the premises, including but not limited to sign-in, identification and escort requirements.

1.8. PACIFIC shall allow CLEC to inspect or observe spaces which house or contain CLEC equipment or equipment enclosures at any time within normal business hours and shall furnish CLEC with all keys, entry codes, lock combinations, or other materials or information which may be needed to gain entry into any secured CLEC space. In the

                                                                   Attachment 16
                                                                          Page 2

         event of an emergency, CLEC shall contact a SPOC provided by PACIFIC for access to spaces which house or contain CLEC equipment or equipment enclosures. Such PACIFIC SPOC shall available to receive calls from CLEC twenty-four (24) hours a day, seven (7) days a week and make access available to CLEC within three (3) hours after receiving a call from CLEC.

1.9. PACIFIC agrees not to use card access readers and devices that use cards which are encoded identically, or that use mechanical coded locks on external doors or on internal doors to spaces which house mission critical equipment or equipment which supports the mission critical equipment.

1.10. Keys used in PACIFIC's keying systems for spaces which contain or house CLEC equipment or equipment enclosures shall be limited to PACIFIC employees and representatives for emergency access only. CLEC shall have the right to require PACIFIC to change locks at PACIFIC's expense where there is evidence of inadequate security. In all other cases, CLEC may require PACIFIC to change locks at CLEC's expense.

1.11. PACIFIC shall install security studs in the hinge plates of doors having exposed hinges if such doors lead to spaces which contain or house CLEC equipment or equipment enclosures.

1.12. PACIFIC shall use reasonable measures to control' unauthorized access from passenger and freight elevators to spaces which contain or house CLEC equipment or equipment enclosures.

1.13. PACIFIC shall provide notification within two (2) hours to designated CLEC personnel to indicate an actual or attempted security breach.

2.       ADDITIONAL PROVISIONS APPLICABLE TO COLLOCATION SPACES

2.1. PACIFIC shall be responsible for the security of CLEC's collocation spaces. Security measures shall meet or exceed CLEC '5 requirements. If a security issue arises or if CLEC believes that PACIFIC's security measures fail to meet CLEC's requirements, CLEC shall notify PACIFIC and the Parties shall work together to address the problem. PACIFIC shall, at a minimum, do the following:

2.2.     PACIFIC shall design collocation cages to prevent unauthorized access.

2.3. PACIFIC shall establish procedures for controlling access to the collocation areas by employees, security guards and others. Those procedures shall limit access to the collocation equipment areas to PACIFIC's employees, agents or invitees having a business need to be in these areas. PACIFIC shall require all persons entering the collocation equipment areas to wear identification badges.

                                                                   Attachment 16
                                                                          Page 3

2.4. PACIFIC shall provide card key access to all collocation equipment areas, along with a positive key control system for each collocator's cage area.

2.5. CLEC security personal may audit the collocation area at a PACIFIC location for compliance with security procedures.

3.       DISASTER RECOVERY

3.1. PACIFIC shall maintain for CLEC the same level of disaster recovery capability to be used in the event of a system failure or emergency as PACIFIC provides for itself. PACIFIC will provide CLEC with a written summary of such capability within 30 days after the effective date of this Agreement, subject to the non-disclosure provisions of this Agreement.

4.       DATA PROTECTION

4.1. Each Party shall install controls in any of its data bases to which the other Party has access:

4.1.1. to deny access to data base users after a pre-determined period of inactivity; and

4.1.2. to protect the other Party's proprietary information and the other Party's customer proprietary information.

4.2. PACIFIC shall maintain controls over databases used by CLEC to protect both ongoing operational and update integrity, at parity with control features that PACIFIC provides to itself.

4.3. Each party shall assure that all approved system and modem access is secured through security servers. Access to or connection with a network element shall be established through a secure network or security gateway.

4.4. With respect to access to the network or gateway of the other Party, each party will comply with the other Party's corporate security instructions for computer and network security.

5.       NETWORK FRAUD CONTROL

5.1. PACIFIC shall make available to CLEC for use with any services provided by PACIFIC to CLEC under this Agreement all present and future fraud control features, including prevention, detection, or control functionality utilized in PACIFIC's network. At present these features include (1) disallowance of call forwarding to international locations,
         (ii) coin originating ANI II digits, and (iii) dial tone reorigination patches, (iv) terminating blocking of 800 and (v) 900/976 blocking.

                                                                   Attachment 16
                                                                          Page 4

5.2. In addition, subject to section 5.3.3 below and Section 1.6 of Attachment 6, PACIFIC shall provide partitioned access within pertinent Operations Support Systems ("OSS") for fraud control.

                                                                   Attachment 16
                                                                          Page 5

5.3.     Rates:

5.3.1. Terminating blocking of 800 and 900/976 blocking are available as Local Services, at the rates specified in Attachment 8.

5.3.2. Disallowance of call forwarding to international locations, coin originating ANI II digits, and dial tone reorigination patches, are available with Local Services, basic exchange service or LSNE, at no additional charge.

5.3.3. Future fraud control features and functionalities will be available at rates, if any, subject to the Act, regulations thereunder and relevant FCC and Commission decisions.

6.       LAW ENFORCEMENT INTERFACE

6.1. Each Party shall provide the other Party with a single point of contact to interface on a twenty-four (24) hour, seven (7) day a week basis on law enforcement and service annoyance issues, including, without limitation, call traces, wiretaps and traps.

6.2. PACIFIC will provide necessary assistance to law enforcement personnel to facilitate the execution of court orders addressed to PACIFIC that authorize wiretaps and dialed number recorders relating to services and facilities of CLEC customers. PACIFIC will notify law enforcement personnel that the court order applies to an CLEC circuit, not a PACIFIC circuit. PACIFIC will bill the appropriate law enforcement agency for these services under its customary practices.

6.3. When requested by CLEC for security purposes, PACIFIC shall use reasonable best efforts to provide CLEC with Recorded Usage Data within two hours of the call completion but in any event shall provide such data not later than twenty-four hours of call completion. The Data may be provided in AMA format.

6.4. To the extent required by law, PACIFIC shall provide soft dial tone to allow only the completion of calls to final termination points required by law.

                                  ATTACHMENT 17

                        SERVICE PERFORMANCE MEASURES AND

                               LIQUIDATED DAMAGES

                          SERVICE PERFORMANCE MEASURES

                                TABLE OF CONTENTS


SECTION                                                                 PAGE
-------                                                                 ----
A.      Performance Index and Measurements:

        A.1.  Provisioning                                                2

        A.2.  Maintenance                                                 8

        A.3.  Wholesale Billing                                          10

        A.4.  Customer Usage Data                                        11

B.      Performance Remedies (Liquidated Damages)                        16

                                                                   ATTACHMENT 17
                                                                          Page 1



INTRODUCTION

I. Pursuant to Section 12 of this Agreement, Section A of this Attachment 17 sets forth the service standards, measurements, and performance applicable to Local Services, Network Elements or Combinations provided under this Agreement.

        Section B of this Attachment 17 sets forth liquidated damages to be paid in the event that specified failures of performance occur.

        As experience is acquired under this Agreement with the new business processes established, the Parties expect to learn which measurements set forth in Section A are more or less useful than others. The Parties also expect that experience will show whether new measurements are needed or whether certain existing measurements are not needed. Accordingly, while this Agreement is in effect, either Party may, from time to time, request the addition, deletion or modification of the measures set forth in Section A. In the event the Parties cannot agree on such addition, deletion or modification they will submit such dispute for resolution to an Inter-Company Review Board, as identified in
        Section 3.1 of Attachment 3 to this Agreement provided, however, that other provisions of Attachment 3 shall not apply.

        Unless otherwise stated, PACIFIC shall make monthly reports to CLEC for all performance measures. Should a dispute arise concerning the accuracy of any of PACIFIC's measurements, CLEC may audit them under procedures set out in Section 11.9 of the Umbrella Agreement.

II. "Parity" Defined: PACIFIC shall provide services to CLEC that, for any relevant period of measurement, have substantially the same characteristics of timeliness and performance as PACIFIC provides at retail and, for such purpose, those services shall be deemed to have substantially the same characteristics for any population of thirty (30) or more observations if it has the same statistical distribution at the 90% confidence interval. Service Parity is achieved when PACIFIC's service performance, as defined by the designated comparable measures, is within 1.65 standard deviations (90% confidence level) of the average retail performance for the equivalent retail product or service, subject to the definitions contained within this Attachment 17. The calculation of 1.65 standard deviations will be based on the most recent two full calendar quarters of actual performance and revised quarterly. As used in the preceding sentence, PACIFIC's "average retail performance for the equivalent retail product or service" shall be calculated using all available observations of PACIFIC performance, rather than any form of sampling. "PACIFIC's service performance" for CLEC shall, similarly, be calculated using all available observations. Average performance will be measured and reported monthly for each comparable measure. Liquidated damages will apply when performance is not al parity.

        Service Parity applies to the comparable measures only. Other agreed to performance measures will be based on specified service standards and liquidated damages will apply as defined in this Attachment 17.

                                                                   ATTACHMENT 17
                                                                          Page 2



                                    SECTION A

                 A.1. PROVISIONING SERVICE PERFORMANCE MEASURES

1.      % INSTALLATION APPOINTMENTS COMMITMENT MET

        Definition:
        This measures the percent of service orders where the completion date matches the committed due date. (e.g., The due date is 4/01/96 am, service is installed and the order is completed 4/01/96 am).

        Method of Calculation:
        As a Measurement of Comparable Service, this metric will be in parity with PACIFIC's comparable services. This measure excludes disconnect orders. This measure will be calculated separately for each PACIFIC region. These regions are Los Angeles, Bay, North and South. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.


                    TOTAL NUMBER OF ORDERS COMPLETED ON TIME
                    ----------------------------------------
                       TOTAL NUMBER OF ORDERS COMPLETED                    X 100


        Reporting Period:
        Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.

2.      % INSTALLATION REPORTS

        Definition:
        This measures the number of trouble reports that occur within the first thirty (30) days of service installation (e.g., Service is installed on 4/01/96, a trouble is reported on 4/05/96).

        Method of Calculation:
        As a Measurement of Comparable Service, this metric will be in parity with PACIFIC's comparable services. This measure will be calculated separately for each PACIFIC region. These regions are Los Angeles, Bay, North and South. This measure only includes PACIFIC Network Troubles. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.


                   TOTAL NUMBER OF INSTALLATIONS WITH TROUBLE
                    REPORTED WITHIN 30 DAYS FROM COMPLETION.
                   ------------------------------------------
                       TOTAL NUMBER OF SERVICE ORDERS COMPLETED            X 100

                                                                   ATTACHMENT 17
                                                                          Page 3



        Reporting Period:
        Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks) Residence LINK, and ISDN.

3.      FIRM ORDER CONFIRMATION (FOC) RECEIVED IN <4 HOURS

        Definition:
        Measures percent of Firm Order Confirmations sent to the CLEC within 4 hours of receipt of the Basic Exchange order, Centrex line or PBX trunk. This measurement applies to less than 20 Basic Exchange lines or Links on one order and less than 6 Centrex lines, 6 PBX trunks, or 6 ISDN lines on one order.

        Method of Calculation:
        As a measurement of Performance Standards, this metric will comply with the specific performance level shown below. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.


                   TOTAL NUMBER OF FOC'S RETURNED IN <4 HOURS
                   ------------------------------------------
                       TOTAL NUMBER OF FOC'S TO BE RETURNED          X 100 = 95%

        Report Period:
        Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks) ISDN, Residence, LINK

4.      FIRM ORDER CONFIRMATION QUALITY - % ACCURATE AND COMPLETE

        Definition:
        Measures percent of Firm Order Confirmations that are accurate and complete.

        Method of Calculation:
        As a measurement of Performance Standards, this metric will comply with the specific performance level shown below. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.


               TOTAL NUMBER OF FOC'S RETURNED ACCURATE AND COMPLETE
               ----------------------------------------------------
                 TOTAL NUMBER OF FOC'S TO BE RETURNED FOR THE MONTH  X 100 = 95%


        Reporting Period:
        Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks) ISDN. Residence, LINK.

                                                                   ATTACHMENT 17
                                                                          Page 4



5.      CLEC TO CLEC MIGRATION NOTIFICATION - % ON TIME

        Definition:
        Measures the percent of migration notifications sent to the outgoing CLEC within 48 hours of receipt of the migration order.

        Method of Calculation:
        As a measurement of Performance Standards, this metric will comply with the specific performance level shown below. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.


                TOTAL NUMBER OF MIGRATION NOTIFICATIONS RETURNED < 48 HOURS
                -----------------------------------------------------------
                       TOTAL NUMBER OF MIGRATION NOTIFICATIONS
                       RETURNED FOR THE MONTH                        X 100 = 95%

        Reporting Period:
        Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks), ISDN, Residence.

6.      REQUESTS FOR CUSTOMER SERVICE RECORDS (CSR)

        Definition:
        Measures the percent of Customer Service Records sent to CLEC within 4 hours of receiving the request and appropriate LOA. This measurement applies to less than twenty (20) Basic Exchange lines billed under one number and less than six (6) Centrex lines or six (6) PBX trunks, or six
        (6) ISDN lines, billed under one number. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.

        Method of Calculation:
        As a measurement of Performance Standards, this metric will comply with the specific performance level shown below.


                          NUMBER OF CSRS RECEIVED <4 HOURS
                          --------------------------------
                           TOTAL NUMBER OF REQUEST FOR CSR           X 100 = 95%


        Reporting Period:
        Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks) ISDN.
        Residence

7.      LOCAL PIC CHANGE - % ON TIME

        Definition:

                                                                   ATTACHMENT 17
                                                                          Page 5



        Measures the percent of local PIC changes initiated by the CLEC that are processed within twenty-four (24) hours of receipt of the order. This interval will stay in parity with interLATA PICs.

        Method of Calculation:
        As a measurement of Performance Standards, this metric will comply with the specific performance level shown below. Measurements will be calculated by Business (Single and Multi-line Centrex, PBX Trunks), Residence, LINK, and ISDN.


                  TOTAL NUMBER OF PIC CHANGES COMPLETED WITHIN 24 HOURS
                  -----------------------------------------------------
                          TOTAL NUMBER OF PIC CHANGE REQUESTS        X 100 = 95%

        Reporting Period:

        - Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks) ISDN, Residence.

8.      SERVICE ORDER DISCREPANCY

        Definition:
        Measures percent of Orders initiated by CLEC that result in a discrepancy. The discrepancy is a result of CLEC issuance. An order will be considered to be discrepant if at any time after receipt of the order PACIFIC has to either reject the order or request a supplement of the order from the CLEC as a result of incomplete or inaccurate information, as defined in PACIFIC's Resale Access Line Request Forms Instruction Guide (GUIDE), Version 4, dated April 8, 1996. If CLEC service orders conform to the Guide, rejects or requests to supplement such service orders will be excluded from this measurement and will not incur Liquidated Damages, as defined in Section B of this Attachment. CLEC and PACIFIC will mutually agree on revisions to the Guide that effect service order form or content. If they are unable to agree, they will take the dispute to the Inter-company review Board as set forth in the
        Section I of the Introduction to this Attachment.

        Method of Calculation:
        As a measurement of Performance Standards, this metric will comply with the specific performance level shown below. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.



                     TOTAL NUMBER OF ORDERS ISSUED WITHOUT DISCREPANCY
                     -------------------------------------------------
                          TOTAL NUMBER OF ORDERS ISSUED              X 100 = 90%



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                                                                   ATTACHMENT 17
                                                                          Page 6



        Reporting Period:
        Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks) ISDN, Residence, LINK.

9.      TRUNK ORDERS INSTALLED ON TIME

        Definition:
        Measures the percent of local interconnection trunks that are completed on or before the due date. The comparative performance measure is Future Group B & D Switched Access.

        Method of Calculation:
        As a Measurement of Comparable Service, this metric will be in parity with PACIFIC's comparable services. The comparative measure is Feature Group B & D switched access.


                    TOTAL NUMBER OF ORDERS COMPLETED ON TIME
                    ----------------------------------------
                            TOTAL NUMBER OF ORDERS COMPLETED              X 100


        Reporting Period:
        Monthly

10.     TRUNK FIRM ORDER CONFIRMATION TIMELINESS

        Definition:
        Measures percent FOC sent to CLEC within the specified time (equivalent to Feature Group B & D Switched Access.)

        Method of Calculation:
        As a Measurement of Comparable Service, this metric will be in parity with PACIFIC's comparable services. The comparative measure is Feature Group B & D Switched Access.

        Reporting Period:
        Monthly

11.     TRUNK SERVICE ORDER DISCREPANCY

        Definition:

        Measures percent of Interconnection Service Request (ISR) initiated by CLEC that result in a discrepancy. The discrepancy is a result of CLEC issuance. An order will be considered to be discrepant if at any time after receipt of the order PACIFIC has to either reject the order or request a supplement of the order from CLEC as a result of incomplete or inaccurate information, as defined in PACIFIC's Resale Access Line Request Forms Instruction Guide (GUIDE),

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                                                                   ATTACHMENT 17
                                                                          Page 7



        Version 4, dated April 8, 1996. If CLEC service orders conform to the Guide, rejects or requests to supplement such service orders will be excluded from this measurement and will not incur Liquidated Damages, as defined in Section B of this Attachment. CLEC and PACIFIC will mutually agree on revisions to the Guide that effect service order form or content. If they are unable to agree, they will take the dispute to the Inter-company review Board as set forth in the Section 1 of the Introduction to this Attachment

        Method of Calculation:
        As a measurement of Performance Standards, this metric will comply with the specific performance level shown below



                  TOTAL NUMBER OF ORDERS ISSUED WITHOUT DISCREPANCY
                  -------------------------------------------------
                        TOTAL NUMBER OF ORDERS ISSUED                X 100 = 90%


        Reporting Period:
        Monthly

12.     FORECASTING

        Definition:
        Measures the accuracy of forecasted volumes of LINK or Residence, Business (Single and Multi-line, Centrex, PBX Trunks), ISDN resale service orders.

        Method of Calculation:
        Forecasts are accurate within 20% +/- in any calendar month of the forecast period (measurement excludes Interconnection Trunks)

        Reporting Period:
        Monthly

13.     AVERAGE DELAY DAYS

        Definition:
        Measures the average number of days a service order is delayed due to an appointment being missed.

        Method of Calculation:
        As a measurement of Comparable Service, this metric will be in parity with PACIFIC's comparable services. Measurements will be calculated by Business (Single and Multi-line. Centrex, PBX Trunks), Residence, LINK, and ISDN.

                      Total delayed days
                      Total orders missed

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                                                                   ATTACHMENT 17
                                                                          Page 8



                  A.2 MAINTENANCE SERVICE PERFORMANCE MEASURES

1.      % MAINTENANCE APPOINTMENTS MET

        Definition:
        This measures the number of troubles that are cleared on or before the committed date and time.

        Method of Calculation:
        As a Measurement of Comparable Service, this method will be in parity with PACIFIC's comparable services. This measure includes PACIFIC network Troubles only. This measure will be calculated separately for each PACIFIC region. These regions are Los Angeles, Bay, North and South. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.



                 NUMBER OF TROUBLE REPORTS WITH APPOINTMENTS MET
                 -----------------------------------------------
                              NUMBER OF TROUBLE REPORTS COMPLETED        X 100


        Reporting Period:
        Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.

2.      % REPEAT TROUBLES WITHIN 30 DAYS

        Definition:
        This Measures the percent of trouble report on the same telephone line where there was a previous trouble within the last thirty days.

        Method of Calculation:
        As a Measurement of Comparable Service, this metric will be in parity with PACIFIC's comparable services. This measure includes PACIFIC Network troubles only. This measure will be calculated separately for each PACIFIC region. These regions are Los Angeles, Bay, North and South. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.



                          NUMBER OF REPEAT TROUBLE REPORTS
                          --------------------------------
                          NUMBER OF TROUBLE REPORTS COMPLETED


        Reporting Period:
        Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks) Residence LINK, and ISDN.

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                                                                   ATTACHMENT 17
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3.      REPORT RATE

        Definition:
        The metric measures the number of troubles per one hundred (100) lines in service per month.

        Method of Calculation:
        As a Measurement of Comparable Service, this metric will be in parity with PACIFIC's comparable services. This measure includes PACIFIC Network troubles only. This measure will be calculated separately for each PACIFIC region. These regions are Los Angeles, Bay, North and South. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.



                       NUMBER OF TROUBLE REPORTS PER MONTH
                       -----------------------------------
                                 NUMBER OF LINES


        Reporting Period:
        Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.

4.      RECEIPT TO CLEAR DURATION

        Definition:
        Measures the average duration in hours and minutes of all trouble reports from receipt to clear.

        Method of Calculation:
        As a Measurement of Comparable Service, this metric will be in parity with PACIFIC's comparable services. This measure includes PACIFIC Network troubles only. This measure will be calculated separately for each PACIFIC region. These regions are Los Angeles, Bay, North and South. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.



                    TOTAL NUMBER OF TROUBLE HOURS AND MINUTES
                    -----------------------------------------
                         TOTAL NUMBER OF TROUBLE REPORTS


        Reporting Period:
        Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks) Residence, LINK, and ISDN.

                                                                   ATTACHMENT 17
                                                                         Page 10



                           A.3 LOCAL WHOLESALE BILLING

1.      TIMELINESS OF MECHANIZED LOCAL BILL DELIVERY

        Definition:
        Measures the number of days from bill date to delivery.

        Method of Calculation:



                     NUMBER OF MECHANIZED CABS BILLS ON TIME
                     ---------------------------------------
                               TOTAL NUMBER OF BILLS RECEIVED             X 100


2.      TIMELINESS OF LOCAL SERVICE ORDER BILLING

        Definition:
        Measures the number of Local Service Orders billed within the current bill cycle.

        Calculation:
        Will be based on a statistically valid sample of billed orders.



                   NUMBER OF LOCAL ORDERS BILLED IN THE CORRECT BILL PERIOD
                   --------------------------------------------------------
                               TOTAL SERVICE ORDERS                       X 100


3.      ACCURACY OF MECHANIZED CABS BILL FORMAT

        Definition:
        Measures the number of bills that pass agreed upon validation edits (format) the first time.

        Calculation:



                 NUMBER OF ACCURATELY FORMATTED CABS MECHANIZED BILLS
                 ----------------------------------------------------
                              TOTAL NUMBER OF CABS MECHANIZED BILLS       X 100


4.      FINANCIAL ACCURACY OF LOCAL OTHER CHARGES AND CREDITS

        Definition:
        Measures the accuracy of the OC&C Local Charges

        Calculation:
        Will be based on a statistically valid sample of OC&C Charges

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                                                                   ATTACHMENT 17
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                  100 - (TOTAL ESTIMATED NET CONSEQUENCES OF $ REC &
                  --------------------------------------------------
                              NRC OC&C TOTAL NET OC&C BILLED $            X 100


5.      TIMELINESS OF CORRECTION/ADJUSTMENT DOLLARS

        Definition:
        Measures the number of adjustments corrected within the agreed upon time frames

        Calculation:


                 NUMBER OF ERRORS CORRECTED IN AGREED TIME FRAME
                 -----------------------------------------------
                          TOTAL NUMBER OF ERRORS                          X 100


6.      BILL PERIOD CLOSURE

        Definition:
        Measures the review of each bill within agreed upon time frames.

        No Calculation Required

                  A.4 USAGE DATA TRANSFER PERFORMANCE MEASURES

GENERAL DESCRIPTION:
        PACIFIC will provide Local Usage Information detail in an accurate timely manner. The format and content is described in the Bellcore EXCHANGE MESSAGE RECORD (EMR) document in effect as of the Effective Date of this Agreement and the CLEC Local Resale Data Transfer Requirements.

        Because these processes are new, CLEC and PACIFIC agree to jointly review and revise these performance standards as Local Resale is fully implemented to ensure that:

        - the processes are stabilized and that agreed upon in-service volumes are met.
        - comparative measures of parity with PACIFIC's retail processes are established, where appropriate
        -    the standards reflect elements required by CLEC to bill end users,
        - an accurate baseline using some historical data for resale is in place.

1.      FILE TRANSFER

        Definition:
        PACIFIC will initiate and transmit files that are error free and without loss of signal.

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                                                                   ATTACHMENT 17
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        Method of Calculation:



                          NUMBER OF FILES RECEIVED
                          ------------------------
                             NUMBER OF FILES SENT             X 100 = > 95%
                                                                      -


        Note: All measurements will be on a calendar month. Joint review of performance and value for this standard will be done after six months from Effective Date. No comparative measure applies

        Reporting Period:
        Monthly

2.      % TIMELINESS

        Definition:
        PACIFIC will mechanically transmit, via CONNECT: Direct, all available usage records to CLEC's Message Processing Center once a day, Monday through Friday, or as negotiated. CLEC and/or PACIFIC's Data Center Holidays are excluded. CLEC and PACIFIC will exchange schedules of designated holidays.

        By January 1, 1997, PACIFIC and CLEC will jointly audit, review, and agree on comparative measures of timeliness; i.e. a measure of parity between the methods used to provide usage data to PACIFIC's retail billing and the methods used to process CLEC's usage data to CLEC. In-service thresholds will be determined using accepted statistical algorithms.

        In the interim, a joint analysis of the timeliness based on cooperative test accounts will be conducted to ensure common definitions and scope and to create a baseline for comparison. The following are interim benchmarks for timeliness:

Sept. - Nov. 1996:     90% of all messages delivered within 5 days from when
                       message recorded.
Dec. - Jan. 1997:      95% of all messages delivered within 5 days from when
                       message recorded.
Jan. - June 1997:      99% of all messages delivered within 10 days from when
                       message recorded;
                       100% of all messages delivered within 30 days from when message recorded; or demonstrate parity of performance with PACIFIC Retail Business standard, as defined by benchmark audit and analysis.

Note: The audit and analysis of performance during the above time frames is intended to validate the parity of performance standards. Therefore, the above time frames and measurements are exempt from Performance Credits / Liquidated Damages as specified in Section B of this Attachment.

June 1997:             Specified Performance Standard:
End of Agreement       95% of all messages delivered within 5 days from when
                       message recorded.
Jan. - June 1997:      99% of all messages delivered within 10 days from when
                       message recorded;
                       100% of all messages delivered within 30 days from when message recorded;

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                                                                   ATTACHMENT 17
                                                                         Page 13



                       or;

                       Parity of Performance:
                       The above Specified Performance Standard is subject to change upon PACIFIC's ability to demonstrate Parity of Performance with its Retail Business standard, as defined by benchmark audit and analysis.

        Note: The above time frame and measurement is not exempt from Performance Credits / Liquidated Damages as specified in Section B of this Attachment.

        Reporting Period:
        Monthly

3.      % RECORDED USAGE DATA COMPLETE (A SELF-REPORTING MEASUREMENT)

        Definition:
        PACIFIC will provide all required Recorded Usage Data and ensure that it is processed and transmitted within time periods established in Attachment 13.

        By January, 1997, in-service volume thresholds will be determined using accepted statistical algorithms to provide a basis for comparison with PACIFIC's retail performance. Because messages that are held in PACIFIC's error file are usually not uniquely identified, CLEC and PACIFIC agree to invoke auditing procedures, as defined in Section 11.1 of the Agreement, to ensure that the rate of unbillable messages is in parity with the rate of unbillable messages experienced in PACIFIC's retail business.

        Method of Calculation:


              TOTAL NUMBER OF RECORDED USAGE DATA RECORDS DELIVERED
          DURING CURRENT MONTH MINUS NUMBER OF USAGE CALL RECORDS HELD
                          IN ERROR FILE AT END OF MONTH
          ------------------------------------------------------------
      TOTAL NUMBER OF RECORDED USAGE DATA RECORDS DELIVERED X 100 = 99.98%


4.      % ACCURACY

        Definition:
        PACIFIC will provide Recorded Usage Data in the format and with the content as defined in the Bellcore document. These measures relate only to Unbillable unrated local and local toll messages due to critical edit failures (format errors).

        Method of Calculation:


          TOTAL NUMBER OF UNRATED LOCAL MESSAGES TRANSMITTED CORRECTLY
          ------------------------------------------------------------
               TOTAL NUMBER OF UNRATED LOCAL MESSAGES TRANSMITTED      100=> 98%


        Note:  No comparative measure applies.

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                                                                   ATTACHMENT 17
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        Reporting Period:
        Monthly

5.      % ERROR FREE DATA PACKS

        Definition:
        PACIFIC will initiate and transmit all packs that are error free in the format agreed, as defined in the CLEC Local Resale Requirements.

        Method of Calculation:


                  NUMBER OF FILE RECEIVED
                  -----------------------
                    NUMBER OF FILES SENT              X 100 = 95%


        Note: Joint review of performance and value for this standard will be done after six months from the Effective Date.

        Reporting Period:
        Monthly

6.      % RECORDED USAGE DATA ERROR RESOLVED

        Definition:
        PACIFIC will ensure that the Recorded Usage Data is transmitted to CLEC error free, the level of detail includes but not limited to: detail required to Rating the call, Duration, Correct Originating/Terminating information, etc. The error is reported to PACIFIC as a Modification Request (MR). Performance is measure at two levels--Severity 1 or Severity 2.

        Method of Calculation:

        SEVERITY 1: INCLUDES MESSAGES THAT ARE BILL AFFECTING AND REPRESENTS 1% OF THE CURRENT CUSTOMER BASE. CONTACT TO BE MADE BY TELEPHONE.


                  NUMBER OF SEVERITY 1 MR'S FIXED > 24 HOURS
                  ------------------------------------------
                          NUMBER OF SEVERITY 1 MR'S           X 100 = > 90%
                                                                      -


        100% OF ALL SEVERITY 1 MR TO BE FIXED WITHIN FIVE (5) DAYS

        SEVERITY 2: NON-BILL AFFECTING ERRORS. CONTACT MAY BE BY PHONE, FAX, E-MAIL, ETC.


                  NUMBER OF SEVERITY 2 MR'S FIXED > 3 DAYS
                  ----------------------------------------
                          NUMBER OF SEVERITY 2 MR'S           X 100 = < 90%

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                                                                   ATTACHMENT 17
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        100% OF ALL SEVERITY 2 MR TO BE FIXED WITHIN TEN (10) DAYS

7.      % INQUIRIES RESPONSIVENESS

        Definition:
        PACIFIC will respond to all usage inquires within twenty-four (24) hours of CLEC request for information, Monday through Friday. Severity 1 MR will be responded to on a seven (7) day a week basis. CLEC will receive continuous status reports until the request for information is satisfied.

        Method of Calculation:


                  NUMBER OF BILLING INQUIRIES RESPONDED TO 24 HOURS
                  -------------------------------------------------
                          NUMBER OF BILLING INQUIRIES                X 100 = 98%


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                                                                   ATTACHMENT 17
                                                                         Page 16



                          SECTION B LIQUIDATED DAMAGES

For certain delays or failures of either Party under this Agreement effective July 1 1997 and there are at least thirty (30) occurrences per month per Functional Activity, and on a Region Basis, as appropriate, the non-performing Party shall pay the other Party the amounts calculated as provided below.

Average Non-Recurring Charges -
The Average Non-Recurring Charge is the sum of all non-recurring charges applied to service orders issued by CLEC and for which there were performance defects ( e.g., Installation Appointment Missed, Late CSR, Service Order Discrepancy, etc.) divided by the total number of defects within the measurement period. These calculations will be made by Functional Activity and product (Business-Single/Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.

Average Recurring Charges -
The Average Recurring Charge is the sum of all recurring charges applied to service orders issued by CLEC and for which there were performance defects ( e.g. Maintenance Appointment Missed, Repeat Trouble, etc.) divided by the total number of defects within the measurement period. These calculations will be made by Functional Activity and product (Business-Single/Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.

Below are listed selected functional activities which are critical to customer satisfaction and the remedy payable by the non-performing Party for specific lack of performance as described in the following table:


      FUNCTIONAL ACTIVITY                   THRESHOLD                                 LIQUIDATED DAMAGE
---------------------------------------------------------------------------------------------------------------------
1)  % Installation Appointment    When results fall below parity       Waiver of an average nonrecurring installation
    Met.  (A.1.1)                                                      charge for the number of lines ordered and not
                                                                       installed on time OR orders found to have
2)  % Installation Reports.                                            a PACIFIC trouble within 30 days after
    (A.  1.2)                                                          installation.  The waiver would be for
                                                                       the amount of orders below the comparable
                                                                       measurement in retail.
---------------------------------------------------------------------------------------------------------------------

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                                                                   ATTACHMENT 17
                                                                         Page 17



---------------------------------------------------------------------------------------------------------------------
1)  % Maintenance Appointments    When results fall below parity       One month's average recurring charges per line
    Met.                                                               out of service that falls below parity. The
2)  % Repeat Troubles within 30                                        waiver would be for the amount of lines out of
    days.                                                              service below the comparable measurements in
3)  Report Rate.                                                       retail within the described (4) PACIFIC
4)  Receipt To Clear Duration.                                         Regions.

                                                                       Note: If our maintenance performance for a
                                                                       given month fails to meet two or more
                                                                       assurance measures as described in Section A,
                                                                       PACIFIC will be liable for the category
                                                                       liquidated damages that results in the highest
                                                                       amount.
---------------------------------------------------------------------------------------------------------------------
FOC Complete and Accurate         Less than 85% of FOCs                20% of an Average Non-Recurring charge.
                                  returned are complete/accurate
---------------------------------------------------------------------------------------------------------------------
FOC Timeliness                    Less than 85% of FOCs                10% of an Average Non-Recurring charge.
                                  returned within 4 hours
---------------------------------------------------------------------------------------------------------------------
Migration Notification            Less than 85% of Migration           Credit PlC Change Charge.
                                  Notifications sent in 48 hours.
---------------------------------------------------------------------------------------------------------------------
CLEC PIC Change                   Less than 85% of CLEC PIC            Credit PlC Change Charge.
                                  changes completed within 24
                                  hours.
---------------------------------------------------------------------------------------------------------------------
Service Order Discrepancy         Less than 80% of orders              20% of a Average Non-Recurring charge
                                  submitted without material           (Paid by CLEC).
                                  errors.
---------------------------------------------------------------------------------------------------------------------
Customer Service Record           Less than 85% of CSRs are            5% of a Average Non-Recurring charge for each
                                  sent within 4 hours.                 CSR for which there is a subsequent service
                                                                       order issued.
---------------------------------------------------------------------------------------------------------------------

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                                                                   ATTACHMENT 17
                                                                         Page 18



---------------------------------------------------------------------------------------------------------------------
Trunk Orders Completed on         When results fall below              100% of the total non-recurring charges for
Time                              parity.                              equivalent products (FG B or D trunks), as
                                                                       specified in CPUC 175-T, Section 6.
---------------------------------------------------------------------------------------------------------------------
Trunk Firm Order Confirmation     When results fall below              20% of the total non-recurring charges for
Delivered on Time                 parity.                              equivalent products (FG B or D trunks), as
                                                                       specified in CPUC 175-T, Section 6.
---------------------------------------------------------------------------------------------------------------------
Trunk Service Order Discrepancy   Less than 80% of orders are          20% of the total non-recurring charges for
                                  submitted without material           equivalent products (FG B or D trunks), as
                                  errors.                              specified in CPUC 175-T, Section 6.

---------------------------------------------------------------------------------------------------------------------
Forecasting (Excludes             When product volumes exceeds         $10.00 per line or trunk for the amount
Interconnection Trunks)           or falls below the +/- 20% of        ordered between 20% and 30% under the
                                  the forecast amount.                 forecast. $20.00 per line or trunk for the
                                                                       amount ordered between 31% and 40% under the
                                                                       forecast. $35.00 per line or trunk for the
                                                                       amount ordered between 41% or more under the
                                                                       forecast. When volumes for products exceed the
                                                                       forecast by 20%, all remedies associated with
                                                                       preordering, ordering, provisioning and
                                                                       maintenance will not apply.
---------------------------------------------------------------------------------------------------------------------
Recorded Usage Data (AKA Usage    Each instance delivery of            Annual interest rate of 8% compounded daily
Data Transfer as described        Recorded Usage Data exceeds:         will be applied on net revenues for 50% of all
in Section A.5)                                                        messages delayed to CLEC beyond the then
                                  a) A specified performance           prevailing performance standard and until
                                  standard of:                         Recorded Usage Data is delivered, or sixty
                                     95% within 5 days;                days from when message(s) was recorded,
                                     99% within 10 days;               whichever comes first. Said
                                     100% within 30 days.
                                  OR,

                                  b) Parity of performance
                                  standard as defined in the
---------------------------------------------------------------------------------------------------------------------


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                                                                   ATTACHMENT 17
                                                                         Page 19



---------------------------------------------------------------------------------------------------------------------
                                  benchmark audit and analysis         interest shall be applied on net revenues
                                  which, once defined, shall           for 100% of all messages for which CLEC
                                  prevail over a) above.               demonstrates actual delayed billing occurred as
                                                                       a result of late receipt of Recorded Usage
                                                                       Data.
---------------------------------------------------------------------------------------------------------------------
                                                                       PACIFIC will absorb all costs and not charge
                                                                       CLEC for any Recorded Usage Data not delivered
                                                                       to CLEC within sixty days from when the data
                                                                       was recorded by PACIFIC.

                                                                       Conditions that will be exempt from the above
                                                                       Credit application will be identified during
                                                                       the benchmark audit and analysis.
---------------------------------------------------------------------------------------------------------------------

                                                                   Attachment 18





                                  ATTACHMENT 18

                                 INTERCONNECTION

                                                                   Attachment 18

I.      LOCAL INTERCONNECTION TRUNK ARRANGEMENTS

        GENERAL

        The Parties will establish Local Interconnection Trunks to exchange local and intraLATA toll traffic. Neither Party shall terminate Switched Access traffic over Local Interconnection Trunks. Separate two-way Meet Point Trunks will be established for the joint provisioning of Switched Access traffic. Local Interconnection will be provided via two-way trunks unless both Parties agree to implement one-way trunks on a case-by-case basis.

        A.      Interconnection Within Each LATA.

                1. Each Party will establish a Local Interconnection Trunk Group with each Access Tandem in the LATA(s) in which it originates or terminates local and/or toll traffic with the other Party, unless CLEC orders LATA-Wide Terminating Access from PACIFIC. The Parties may not route Local Interconnection traffic to an Access Tandem destined for an NXX that subtends another Tandem, except as specified in Sections l.A.2 and II below. The Parties agree that direct trunking to an end office from either Party's end office or Access Tandem is permitted under the terms of this section.

                2.      LATA-Wide Terminating Access

                        The Parties agree that CLEC may select a LATA-Wide terminating arrangement. When CLEC selects such an arrangement, interconnection is established at a single tandem designated by PACIFIC for termination of all Local Interconnection Traffic destined for any office in that LATA.

                3.      Tandem-Level Terminating Access

                        Interconnection at PACIFIC tandems within each LATA:
                        CLEC will interconnect with all PACIFIC Access Tandems in each of the LATA(s) in which it originates traffic and interconnects with PACIFIC, unless CLEC selects the LATA-Wide Terminating Option.

                4. In addition to the tandem interconnection described above, either Party may establish end office-to-end office or end office-to-tandem or tandem-to-tandem trunk groups. In the case of host-remote end offices, such interconnection shall occur at the location of the host or remote, at the option of the Party deploying the host-remote end office.

                5. CLEC and PACIFIC agree to interconnect their networks through existing and/or new facilities between CLEC End Offices and/or Access Tandem

                        Switches and the corresponding PACIFIC End Office and/or Access Tandems set forth in Appendix A. The Parties will establish logical trunk groups referencing the appropriate CLEC Routing Point and PACIFIC Central Office. In addition, where necessary, and as mutually agreed to, the Parties will define facilities between their networks to permit trunk group(s) to be established between the points listed in Appendix A. While Appendix A is unpopulated at the time of execution of this Agreement, CLEC shall initially populate Appendix A; PACIFIC may populate Appendix A further, under paragraph 6 below.

                6. Nothing in the foregoing restricts either Party from ordering and establishing CLEC and/or PACIFIC Local Interconnection trunk groups in addition to the initial combinations described above. Amendments to Appendix A may be made by either Party, upon 30 days written notice and acceptance by the other Party. Acceptance will not be unreasonably withheld. Such amendments may be made without the need to renegotiate the terms of the rest of this Attachment.

        B.      Single P01 Model.

                1. For each interconnection between the Parties for the exchange of local, intraLATA toll, and meet-point Switched Access traffic, the Parties agree that CLEC will designate a single Point Of Interconnection between any two switching entities.

        C.      Sizing and Structure of Interconnection Facilities.

                1. The Parties will mutually agree on the appropriate sizing for facilities based interconnection, based on the standards set forth below. The capacity of interconnection facilities provided by each Party will be based on mutual forecasts and sound engineering practice, as mutually agreed to by the Parties during planning and forecasting meetings. The interconnection facilities provided by each Party shall be formatted using either Alternate Mark Inversion Line Code or Superframe Format Framing. D53 facilities will be optioned for C-bit Parity.

                2. When interconnecting at PACIFIC's tandems, the Parties agree to establish Bipolar 8 Zero Substitution Extended Super Frame ("B8ZS ESF") two-way trunks where technically feasible for the sole purpose of transmitting 64k CCC data calls. In no case will these trunks be used for calls for which the User Service Information parameter (also referred to as "Bearer Capability") is set for "speech" unless all available non 64K CCC circuits are busy. If all such circuits are busy, CLEC and PACIFIC agree to use Network Management Controls (including inter alia, re-routing to 64K CCC trunk groups) pursuant to Section XII of this Attachment to relieve

                                                                   Attachment 18

                        network congestion temporarily. Where additional equipment is required, such equipment would be obtained, engineered, and installed on the same basis and with the same intervals as any similar growth job for IXC, CLC, or PACIFIC internal customer demand for 64K CCC trunks.

                3. When interconnecting at PACIFIC's digital End Offices, the Parties have a preference for use of BBZS ESF two-way trunks for all traffic between their networks. Where available, such trunk equipment will be used for these Local Interconnection Trunk Groups and Meet Point Trunk Groups. Where AMI trunks are used, either Party may request upgrade to B8ZS ESF when such equipment is available.

        D.      Combination Interconnection Trunks.

                1. The Parties agree to work cooperatively to combine all functionalities of Local Interconnection Trunk Groups and Meet Point Trunk Groups on a single Combination Interconnection Trunk Group at any feasible Point Of Interconnection where either Party desires, except in connection with the LATA-Wide terminating option.

                2. The Parties agree to make the initial decision as to whether the use of Combination Interconnection Trunk Groups is feasible, including a determination of switched software compatibility, ordering procedures and billing procedures, no later than six months from the effective date of this Agreement.

                3. If the Parties find the use of Combination Interconnection Trunk Groups not to be feasible at that time, the Parties will undertake a review of such feasibility and a further decision on the use of Combination Interconnection Trunk Groups at six month intervals, at either Party's option, through the term of the Agreement.

                4. Until the Parties find Combination Interconnection Trunk Groups to be feasible, Local Interconnection will be provided via one-way and/or two-way trunks.

                5. Whenever the use of Combination Interconnection Trunk Groups is determined to be feasible, and ordering and billing procedures have been established:

                        a) Any new trunk groups may be ordered using the Combination Interconnection Trunk Group option; and

                        b) The Parties will work together in good faith to complete the conversion from the use of separate Local Interconnection Trunk

                                                                   Attachment 18


                                Groups and Meet Point Trunk Groups to the use of Combination Interconnection Trunk Groups within six months from that time.

        E. Signaling Protocol. The Parties will interconnect their networks using SS7 signaling as defined in GR-317 and GR-394, including ISDN User Part ("IS UP") for trunk signaling and Transaction Capabilities Application Part ("TCAP") for CCS-based features in the interconnection of their networks. Either Party may establish CCS interconnections either directly and/or through a third party. CCS interconnection, whether direct or by third party shall be pursuant to PUB L-780023-PB/NB and in accordance with the rates, terms and conditions of the Parties' respective tariffs. The Parties will cooperate in the exchange of TCAP messages to facilitate full interoperability of CCS-based features between their respective networks, including all CLASS features and functions, to the extent each carrier offers such features and functions to its own end users. The Parties will provide all CCS signaling parameters, including CPN, and will honor all privacy indicators.

        F. Transit Signaling: CLEC may choose to route SS7 signaling information (~, ISUP, TCAP) from CLEC's signaling network to another CLC's signaling network via PACIFIC's signaling network for the purpose of signaling call processing and network information between CLEC and the other CLC's network, whether or not PACIFIC has a direct-traffic trunk to the terminating address, provided that CLEC furnishes PACIFIC with:

                1. the destination point codes of all the CLC switches to which it wishes to send transit signaling;

                2. the identity of the STPs in PACIFIC's network in which each DPC will be translated;

                3. the identity of the STPs in the other signaling network to which such transit signaling will be sent; and

                4. a letter from the other party authorizing PACIFIC to send such signaling messages.

        CLEC agrees to pay the rates for Transit Signaling as specified in Attachment 8.

        G. Either Party may opt at any time to terminate (i.e., overflow) to the other Party some or all local exchange traffic and intraLATA toll traffic originating on its network, together with Switched Access traffic, via Feature Group D or Feature Group B Switched Access Service. Either Party may otherwise purchase these Switched Access Services from the other Party subject to the rates, terms and conditions specified in its standard intrastate access tariffs.

                                                                   Attachment 18

        H. When the Tandem-Level Terminating option is chosen, each Party shall deliver to the other Party over the Local Interconnection Trunk Group(s) only such traffic which is destined for those publicly dialable NPA NXX codes served by end offices that directly subtend the Access Tandem or to those LECs, CLCs and Wireless Service Providers that directly subtend the Access Tandem. When a LATA-Wide Terminating Access option is chosen, CLEC may route Local Interconnection traffic to a PACIFIC Access Tandem destined for any NXX in the LATA.

        I. Unless otherwise agreed to, each Party shall deliver all traffic destined to terminate at either Party's end office or tandem in accordance with the serving arrangements defined in the Local Exchange Routing Guide ("LERG").

        J. Where the Parties deliver over the Local Interconnection Trunk Group miscellaneous calls (i.e., time, weather, NPA-555, California 900, Mass Calling Codes) destined for each other, the'! shall deliver such traffic in accordance with the serving arrangements defined in the LERG.

        K. Nil codes (e.g., 411, 611 and 911) shall not be sent between CLEC's and PACIFIC's network over the Local Interconnection Trunk Groups.

        L.      Maintenance of Service.

                1. A Maintenance of Service charge, as specified below (N.3], applies whenever either Party requests the dispatch of the other Party's personnel for the purpose of performing maintenance activity on the interconnection trunks, and any of the following conditions exist:

                        a) No trouble is found :n the interconnection trunks; or

                        b) The trouble condition results from equipment, facilities or systems not provided by the Party whose personnel were dispatched; or

                        c) Trouble clearance did not otherwise require a dispatch and, upon dispatch requested for repair verification, the interconnection trunk does not exceed Maintenance Limits.

                2. If a Maintenance of Service initial charge has been applied and trouble is subsequently found in the facilities of the Party whose personnel were dispatched, the charge will be canceled.

                3. Billing for Maintenance of Service is based on each half-hour or fraction thereof expended to perform the work requested. The time worked is categorized and billed at one of the following three rates:

                        a)      basic time;

                                                                   Attachment 18

                        b)      overtime; or

                        c)      premium time

                        As defined for billing by PACIFIC in PACIFIC's revised Schedule Cal. P.U.C. Tariff No. 175-T, Section 13 and in CLEC's Exchange tariff.

II.     THIRD-PARTY TRAFFIC

        A. PACIFIC shall terminate traffic from third-party LECs, CLCs, or wireless service providers ("WSPs") delivered to PACIFIC's network through an CLEC tandem. Prior to the routing of such traffic, the Parties agree to negotiate the issues of network capacity and forecasting caused by such terminations. The Parties shall conduct such negotiations in good faith and shall not unreasonably withhold consent to the routing of such traffic.

        B. PACIFIC shall complete traffic delivered from CLEC destined to third-party LECs, CLCs or WSPs in the LATA. PACIFIC shall have no responsibility to ensure that any third-party LEC, CLC or WSP will accept such traffic.

        C. PACIFIC shall accept, from any third-party LEC, CLC, or WSP in the LATA, traffic destined for an CLEC end office subtending the relevant PACIFIC tandem, or a LEC, CLC or WSP subtending CLEC's central office if PACIFIC has a provision in ~n interconnection agreement with such LEC, CLC or WSP permitting such an arrangement.

III.    COMPENSATION FOR CALL TERMINATION

        A. In all cases, resale lines (whether purchased by CLEC or a third party) in PACIFIC's switches will be treated in the same manner as PACIFIC's end user customers for the purposes of call termination charges.

        B. For calls that originate from or terminate to an CLEC LSNE, bound for or terminated from a third party LEC, the Parties agree that PACIFIC shall make arrangements directly with that third party for any compensation owed in connection with such calls on CLEC's behalf.

        C. PACIFIC agrees to bill any facilities-based third party referred to in B, above, unless, after thirty (30) days' notice in writing to PACIFIC, CLEC requests otherwise. To compensate PACIFIC for this service, CLEC agrees to pay $.005 (one-half cent) per message.

        D. For calls that originate from a facilities-based third party and terminate to an CLEC LSNE, PACIFIC will compensate CLEC on behalf of that third party. For calls that terminate to a facilities-based third party from an CLEC LSNE,

                                                                   Attachment 18

                PACIFIC has agreed to charge CLEC as if the call terminated in PACIFIC's network, using PACIFIC's rates as described below. In the event CLEC elects not to use PACIFIC's billing service described in C, above, CLEC shall deal directly with third parties regarding compensation for call termination.

        E. The following compensation terms shall apply in all cases where CLEC purchases PACIFIC's LSNE:

                1) For Local intra-switch calls where CLEC has purchased PACIFIC's LSNE, the Parties agree to impose no call termination charges on each other. Where the call is:

                        (a) Originated by CLEC's end user customer and completed to a PACIFIC customer:

                                -       (For use of the local switch:) Local
                                        Switching Capacity charge at the
                                        originating office.

                        (b) Originated by CLEC's end user customer and completed to the customer of a third party carrier (not affiliated with CLEC) using PACIFIC's LSNE:

                                -       (For use of the local switch:) Local
                                        Switching Capacity charge at the
                                        originating office.

                        (c) Originated by CLEC's end user customer and completed to another of CLEC's end user customers using PACIFIC's LSNE.

                                -       (For use of the local switch:) Local
                                        Switching Capacity charge at the
                                        originating office.

                        (d) Originated by a PACIFIC customer and terminated to CLEC's LSNE.

                                -       No Local Switching Capacity charge will
                                        apply.

                        (e) Originated by the customer of a third party carrier (not affiliated with CLEC) using PACIFIC's LSNE and terminated to CLEC's LSNE.

                                - No Local Switching Capacity charge will apply to CLEC. The Local Switching Capacity charge on the originating end will be imposed on the third-party carrier.

                                                                   Attachment 18

                2. For Local inter-switch calls where CLEC has purchased PACIFIC's LSNE, the Parties agree to impose no call termination charges on each other.

                        Unless otherwise specified, PACIFIC's charges will apply to CLEC as described below where the call is:

                        (a) Originated from CLEC's LSNE and completed to a PACIFIC end user.

                                -       (For use of the local switch:) Local
                                        Switching Capacity charge at the
                                        originating office.

                                - A mileage-based transport charge will apply when CLEC uses PACIFIC's transport.

                        (b) Originated from CLEC's LSNE and completed to the LSNE of a third party carrier (not affiliated with CLEC).

                                -       For use of the local switch:) Local
                                        Switching Capacity charge at the
                                        originating office.

                                - A mileage-based transport charge will apply when CLEC uses PACIFIC's transport.

                        (c) Originated from CLEC's LSNE and completed to the interconnected network of a third party carrier (not affiliated with CLEC).

                                -       (For use of the local switch:) Local
                                        Switching Capacity charge at the
                                        originating office.

                                - A mileage-based transport charge will apply when CLEC uses PACIFIC's transport, and mileage shall be measured between the originating office and the P01 with the third party's network.

                                For call termination:

                                -       Tandem Transit Switching rate

                                - Local Switching Capacity charge at the terminating office.

                        (d) Originated from CLEC's LSNE and completed to CLEC's LSNE.

                                -       (For use of the local switch:) Local
                                        Switching Capacity charge at the
                                        originating office.

                                                                   Attachment 18

                                - A mileage-based transport charge will apply when CLEC uses PACIFIC's transport.

                                -       (For use of the local switch:) Local
                                        Switching Capacity charge at the
                                        terminating office.

                        (e) Originated by a PACIFIC end user customer and terminated to CLEC's LSNE.

                                -       (For use of the local switch:) Local
                                        Switching Capacity Charge at the
                                        terminating office.

                        (f) Originated by a customer of a third-party carrier (not affiliated with CLEC) using PACIFIC's LSNE and terminated to CLEC's LSNE.

                                -       (For use of the local switch:) Local
                                        Switching Capacity charge at the
                                        terminating office.

                        (g) Originated by an end-user customer on the interconnected network of a third-party carrier (not affiliated with CLEC) and terminated to CLEC's LSNE.

                                -       (For use of the local switch:) Local
                                        Switching Capacity charge at the
                                        terminating office.

                                - (For call termination:) CLEC charges to Pacific, PACIFIC's Local Switching Capacity charge at the terminating office.

                3. For intraLATA toll calls where CLEC has purchased PACIFIC's LSNE, charges per Attachment 8 shall apply as follows:

                        (a) Originated by CLEC's end-user customer and completed to a PACIFIC end user customer.

                                -       (For use of the local switch:) Local
                                        Switching Capacity charge at the
                                        originating office.

                                - A mileage-based transport charge between the two offices will apply when CLEC uses PACIFIC's transport.

                                Switched access charges, per PACIFIC'S Schedule Cal. P.U.C. Tariff No. 175-T ("Switched Access Charges"), shall apply as follows:

                                -       NIC

                                For call termination: at the terminating office

                                                                   Attachment 18

                                -       Local Switching

                                -       NIC

                        (b) Originated by CLEC's end-user customer and completed to the customer of a third-party carrier (not affiliated with CLEC) using PACIFIC's LSNE in a distant end office.

                                -       (For use of the local switch:) Local
                                        Switching Capacity charge at the
                                        originating office.

                                - A mileage-based transport charge between the two offices will apply when CLEC uses PACIFIC's transport.

                                -       NIC at the originating office

                                - (For call termination:) Local Switching Capacity charge at the terminating office per Attachment 8.

                        (c) Originated by CLEC's end-user customer and completed to the network of third-party carrier (not affiliated with CLEC) interconnected with PACIFIC's network.

                                -       (For use of the local switch:) Local
                                        Switching Capacity charge at the
                                        originating office.

                                - A mileage-based transport charge will apply when CLEC uses PACIFIC's transport, and mileage shall be measured between the originating office and the P01 with the third party's network.

                                -       Tandem Transit Rate

                                Switched Access charges apply as follows:

                                -       NIC at the originating office

                                -       (For call termination: Switched Access
                                        Charges:

                                -       Local Switching

                                -       NIC at the terminating office

                                -       Tandem Switching (if charged by the
                                        third party)]

                                                                   Attachment 18


                        (d) Originated by CLEC's end-user customer and completed to another of CLEC's customers being served through PACIFIC's LSNE in a distant office.

                                -       (For use of the local switch:) Local
                                        Switching Capacity charge at the
                                        originating office.

                                - A mileage-based transport charge between the two offices will apply when CLEC uses PACIFIC's transport.

                                -       NIC at the originating office

                                -       NIC at the terminating office

                                - Local Switching Capacity charge at the terminating office.

                        (e) Originated by a PACIFIC customer and terminated to CLEC's end-user customer.

                                -       (For use of the local switch:) Local
                                        Switching Capacity charge at the
                                        terminating office.

                                -       NIC at the terminating office

                                - (For call termination: ) CLEC charges to PACIFIC, PACIFIC's Switched Access Charges at the terminating office.

                                -       Local switching

                                -       NIC

                        (f) Originated by the customer of a third-party carrier (not affiliated with CLEC) using PACIFIC's LSNE in a distant end office and terminated to CLEC's LSNE.

                                -       (For use of the local switch:) Local
                                        Switching Capacity charge at the
                                        terminating office.

                                -       NIC at the terminating office

                                - (For call termination:) CLEC will charge PACIFIC Local Switching Capacity per Attachment 8 at the terminating office.

                                                                   Attachment 18

                        (g) Originated by a customer on the network of a third-party carrier (not affiliated with CLEC) interconnected with PACIFIC's network and terminated to CLEC's LSNE.

                                -       (For use of the local switch:) Local
                                        Switching Capacity charge at the
                                        terminating office.

                                -       NIC at the terminating office

                                - (For call termination): CLEC will charge to Pacific, PACIFIC's Switched Access
                                        Charges:

                                        -       Local Switching

                                        -       NIC at the terminating office

                4. For intrastate Switched Access calls where CLEC is using PACIFIC's LSNE for calls originated from or terminated to an IXC for completion:

                        (a) For calls originated from CLEC's end-user customer to CLEC's own IXC switch (or that of an affiliate) for completion.

                                -       (For use of the local switch:) Local
                                        Switching Capacity charge at the
                                        originating office.

                                - PACIFIC and CLEC will charge CLEC's IXC affiliate appropriate Switched Access elements on a meet point basis per Attachment 13.

                        (b) For calls originated from CLEC's end-user customer to an IXC's switch not affiliated with CLEC.

                                For use of the local switch: Local Switching
                                Capacity charge at the originating office.

                                - PACIFIC and CLEC shall charge the I?(C for originating Switched Access on a meet-point basis per Attachment 13 of this Agreement.

                                -       NIC at the originating office

                        (c) For calls terminating to CLEC's end-user customer from CLEC's own IXC switch (or that of an affiliate) for completion.

                                -       (For use of the local switch:) Local
                                        Switching Capacity charge at the
                                        terminating office.

                                                                   Attachment 18

                                - PACIFIC and CLEC shall charge CLEC's IXC (affiliate) appropriate Switched Access elements on a meet point basis per Attachment 13 of this Agreement.

                                -       NIC at the terminating office

                        (d) For calls terminating to CLEC's end-user customer from an IXC switch not affiliated with CLEC.

                                -       (For use of the local switch:) Local
                                        Switching Capacity charge at the
                                        terminating office.

                                - PACIFIC and CLEC shall charge the IXC terminating Switched Access elements on a meet point basis per Attachment 13 of this Agreement.

                                -       NIC at the terminating office

                5. For interstate Switched Access calls where CLEC is using PACIFIC's LSNE for calls originated from or terminated to an IXC for completion:

                        (a) For calls originated from CLEC's end-user customer to CLEC's own IXC switch (or that of an affiliate) for completion.

                                -       (For use of the local switch:) Local
                                        Switching Capacity charge at the
                                        originating office.

                                - PACIFIC and CLEC shall charge CLEC's IXC (affiliate) appropriate Switched Access elements on a meet-point basis per Attachment 13 of this Agreement.

                                - Carrier Common Line Charge ("CCLC") at the originating office

                                -       RIC at the originating office

                        (b) For calls originated from CLEC's end-user customer to an IXC's switch not affiliated with CLEC.

                                -       (For use of the local switch:) Local
                                        Switching Capacity charge at the
                                        originating office.

                                - PACIFIC and CLEC shall charge the IXC for originating Switched Access on a meet-point basis per Attachment 13 of this Agreement.

                                                                   Attachment 18

                                - Carrier Common Line Charge ("CCLC") at the originating office

                                -       RIC at the originating office

                        (c) For calls terminating to CLEC's end-user customer from CLEC's own IXC switch (or that of an affiliate) for completion.

                                -       (For use of the local switch:) Local
                                        Switching Capacity charge at the
                                        terminating office.

                                - PACIFIC and CLEC shall charge the CLEC's IXC (affiliate) appropriate Switched Access elements on a meet point basis per Attachment 13.

                                - Carrier Common Line Charge ("CCLC") at the terminating office

                                -       RIC at the terminating office

                        (d) For calls terminating to CLEC's end-user customer from an IXC switch not affiliated with CLEC.

                                -       For use of the local switch:) Local
                                        Switching Capacity charge at the
                                        terminating office.

                                - PACIFIC and CLEC shall charge the IXC for terminating Switched Access on a meet-point basis per Attachment 13 of this Agreement.

                                - Carrier Common Line Charge ("CCLC") at the terminating office

                                -       RIC at the terminating office

        F. The following terms apply where CLEC and PACIFIC interconnect using their own networks, pursuant to Section I of this Attachment.

                1. The following call termination rates shall apply for intraLATA traffic terminated from CLEC to PACIFIC or from PACIFIC to CLEC. CLEC and PACIFIC agree to the mutual exchange of Local Calls without explicit compensation ("bill and keep") where traffic flows between CLEC and PACIFIC are in balance, as defined in
                        (a), below. Where such traffic is not in balance, CLEC and PACIFIC agree to call termination at the rates set out in (c), below, for that portion of the traffic that is out of balance.

                                                                   Attachment 18

                        (a) The Parties will measure Local Call traffic between them and will use such measures to determine the balance of traffic between them and the compensation due, if any. The Parties will make measurements and report the results to each other on a calendar-quarter basis (i.e., January-March, April-June, July-September,
                                October-December). Each Party will be
                                responsible for the measurement of its
                                originating traffic transmitted to the other. The Parties will undertake traffic measurements on a LATA-Wide basis in each LATA where the Parties interconnect. The Parties will report measurements to each other no later than the end of the month following the completion of the quarter. The provisions of this Section and of
                                (b) and (c), below, will not apply until the first full calendar quarter after the effective date of this Agreement. The reported measurements will determine the requirement for payments, if any, for the subsequent full calendar quarter. In determining whether any amount for call terminations owing under this section, neither Party shall be obliged to pay the other unless, on a LATA-Wide basis, the net usage differential (i.e., the difference between the respective Parties' usage levels, calculated by subtracting the lower total number of minutes of use in a quarter from the higher total number) exceeds the following percentages of the total volume of local traffic exchanged between the Parties in the LATA:

                                (i)     The applicable percentage for 0 to
                                        2,000,000 minutes of use will be 10%;

                                (ii) The applicable percentage for 2,000,001 through 5,000,000 minutes of use will be 5%;

                                (iii) The applicable percentage for greater than 5,000,000 minutes of use will be 2%.

                        (b) The Parties agree that any calculation of net usage differential for local traffic volumes less than the percentages set out immediately above shall demonstrate the Parties' traffic to be in balance for purposes of this Section, The Parties will base calculation under this Section on AMA recordings, which shall be made, where possible, in both the originating and terminating Parties' network. The Parties agree to report to each other on a monthly and quarterly basis the total monthly local minutes of use each terminates to the other Party.

                        (c) Where the Parties' traffic is not in balance, as determined in the immediately preceding Section, the Party terminating the greater

                                                                   Attachment 18

                                amount of ~ traffic to the other (the
                                "out-of-balance Party") will pay the other
                                Party, for all minutes of use in excess of the number of minutes terminated to it by the other Party, call termination rates based on the following rate elements, per minute of use. The out-of-balance Party will continue to make such payments through the end of the quarter in which it is determined that its traffic is no longer out of balance. Upon such a determination, the payments shall cease until the Parties' traffic is again determined to be out of balance. When traffic exchanged is out of balance, the out-of-balance Party shall pay

                                (i)     Local Switching Capacity,

                                (ii)    Tandem Switching (where used), and

                                (iii)   Common Transport (where used).

                        (d) Once the Commission has established rates for Local Call transport and termination in its Open Access and Network Architecture Development ("OANAD") proceeding, those rates shall apply in lieu of the above-specified rate elements.

                2. For Local and intraLATA Toll traffic originated by CLEC (or CLCs subtending its network) to PACIFIC, CLEC agrees to pay PACIFIC the following:

                        (a) Local calls: Bill and Keep (applicable to all local Zone Usage Measurement ("ZUM") Zone 1, Zone 2 and Zone 3, and Extended Area Service traffic) shall apply unless the Parties' traffic is out of balance per subsection 1(a) of this Section, above. In the latter event, the provisions of Subsection 1(c) of this Section shall apply.

                        (b) Toll calls: The following rate elements are applicable to intraLATA toll calls, based on the rates in Attachment 8.

                                (1)     The following rate elements from
                                        PACIFIC's Tariff Cal. PUC 1 75-T will
                                        apply when a Toll Call routes over Local
                                        Interconnection Trunk Groups:

                                (a)     For common switched transport: where
                                        PACIFIC's tandem is used:

                                       (i)     Fixed - per minute of use.

                                       (ii)    Variable - per mile per minute of
                                               use. Mileage shall be calculated
                                               based on the

                                                                   Attachment 18

                                               airline miles between the
                                               Vertical and Horizontal ("V&H")
                                               coordinates of the P01, and the
                                               PACIFIC end office or CLC routing
                                               point.

                                       (iii)   Tandem Switching.

                                        (b)     Local switching

                                        (c)     NIC

                                (2)     CLEC will pay two times the Tandem
                                        Switching rate as specified in
                                        Attachment 8 if whenever CLEC elects the LATA-Wide Terminating Option.

               3. For Local and intraLATA Toll traffic originated from PACIFIC to CLEC, PACIFIC agrees to pay CLEC the following:

                      (a) Local calls: Bill and Keep: (applicable to all local Zone Usage Measurement ("ZUM") Zone 1, Zone 2 and Zone 3, and Extended Area Service traffic) shall apply unless the Parties' traffic is out of balance per Section Fl(a), above. In the latter event, the provisions of Section F1(c) shall apply.

                      (b) Toll calls: The following rate elements from PACIFIC's Tariff Cal. PUC 175-T will apply when a toll call routes over Local Interconnection Trunk
                             Groups:

                             (1)    For common switched transport:
                                    where CLEC's tandem is used:

                                    (i)     Fixed - per minute of use.

                                    (ii)    Variable - per mile per minute of
                                            use. Mileage shall be calculated
                                            based on the airline miles between
                                            the Vertical and Horizontal ("V&H")
                                            coordinates of the P01, and the CLEC
                                            end office or CLC/CLEC routing
                                            point.

                             (2)    Tandem Switching

                             (3)    Local switching

                             (4)    NIC

                                                                   Attachment 18

        G. Tandem Transit Switching rate: Tandem Transit Switching rate shall be equal to the Tandem Switching rate plus two times the Common Transport Fixed rate element as specified in Attachment 8.

                1. The transit rate provides for Access Tandem switching when either Party uses the other Party's Access Tandem to originate a CLC call to a third party such as another LEC, CLC, or Wireless Service Provider.

                2. If either Party receives a call through the other Party's Access Tandem that originates from another LEC, CLC or wireless service Provider, the Party receiving the transited call will not charge the other Party any rate element for this call regardless of whether the call is local or toll. The Parties will establish appropriate billing relationships directly with the Wireless Service Provider, other CLC or LEC.

        H. For intraLATA Toll Free Service calls where such service is provided by one of the Parties, the compensation set forth in
                Section III. above, shall be charged by the Party originating the call, rather than the Party terminating the call. This includes originating charges listed in Section III as well as a database query charge as specified in PACIFIC's intrastate access tariff or CLEC's local exchange tariff.

        I. Each Party will calculate terminating interconnection minutes of use based on standard Automatic Message Accounting ("AMA") recordings made within each Party's network. These recordings are the basis for each Party to generate bills to the other Party. Either Party may request the exchange of originating EMR records in order to bill the other Party terminating minutes of use. The Parties agree to cooperate in the exchange of the records if so requested.

        J. Measurement of minutes of use over Local Interconnection Trunk Groups shall be in actual conversation seconds. The total conversation seconds over each individual Local Interconnection Trunk Group will be totaled for the entire monthly bill and then rounded to the next whole minute.

        K. Each Party will provide the other, within fifteen (15) calendar days after the end of each calendar quarter, a usage report with the following information regarding traffic it sent to (i.e., terminated over) the Local Interconnection Trunk arrangements:

                1. Total traffic volume described in terms of minutes and messages and by call type (local, toll and other) terminated to each other over the Local Interconnection Trunk Groups; and

                2.      Percent Local Usage (PLU)

                                                                   Attachment 18

        L. CLEC will pay the rates for SS7 CCS interconnection as specified in Attachment 8. The Parties will exchange TCAP messages to facilitate full interoperability of CCS-based features and functions, to the extent each carrier offers such features and functions to its own end users. All CCS signaling parameters will be provided, including CPN. All privacy indicators will be honored.

        M. For 976 or California 900 calls (those 900 NXXs shown in the LERG as PACIFIC's 900 NXXs), CLEC shall deliver calls originated over CLEC-provided exchange services to the Local
                Interconnection Trunk Groups. The Parties have separately reached agreement on the rating and billing of such calls.

IV.     COMPENSATION FOR USE OF LOCAL INTERCONNECTION FACILITIES

        A. Interconnection facilities include the facilities that connect the Parties' respective switching networks.

        B. The Parties agree that each has an equal obligation to interconnect its network infrastructure to the other's network. The Parties may decide to own the interconnection facility jointly or to provide facilities to deliver traffic to the other. If the Parties agree to build the interconnection facilities, they will agree on desired capacity and performance characteristics and then may bid to install the facilities. The Party with the lowest bid will construct the facilities and bill the other Party 50% of the construction costs. The constructing Party will charge a monthly maintenance charge for maintaining the facilities. This charge will be based upon the TELRIC of maintaining the facility. (Solely for the purpose of this paragraph, TELRIC shall be defined as did the FCC in the First Interconnection Order.) !f the Parties decide not to build and operate the interconnecting facility jointly, they may choose from options 1 or 2 below.

        C. The Parties agree to the following terms based on consideration of the generally balanced use of the Parties' respective facilities for interconnection. Such consideration is based on relative facility length the capacity provided to each other, determined by the comparison of facility deployment behind the POIs associated with CLEC collocation arrangements and PACIFIC's network. This compensation is contingent on a balanced facility interconnection being defined in Appendix A.

                1. Where the P01 for the Local Interconnection Trunk Group is located other than in the same PACIFIC Wire Center as the PACIFIC switch where the Local Interconnection Trunk Group terminates, CLEC will pay a monthly charge for the PACIFIC-provided facility according to PACIFIC's intrastate access tariff, in addition to any usage rate elements in Section III above. CLEC may, at its option, choose to pay PACIFIC either the applicable PACIFIC tariffed unbundled transport or unbundled interoffice

                                                                   Attachment 18

                        facility rates for DS-1 rates for those DS-1(s) used for Local Interconnection Trunks in a DS-3 facility, or pay the applicable tariffed or unbundled interoffice facility rates for DS-3 for each DS-3 facility, used for Local Interconnection Trunks between the Parties.

                2. Where the P01 for the Local Interconnection Trunk Group is at a collocation arrangement in the same PACIFIC Wire Center as the PACIFIC switch where the Local Interconnection Trunk Group terminates, PACIFIC will pay CLEC a monthly charge for the facility and cross connect equal to one Point Of Termination at DS-1 rates (per DS-1(s) used for Local Interconnection Trunks) or DS-3 rates (per DS-3 used for Local Interconnection Trunks) according to Pacific's intrastate access tariff, in addition to any usage rate elements, if any, above. PACIFIC may, at its option, choose to pay either the applicable tariffed DS-1 rates for those DS-1(s) used for Local Interconnection Trunks in a DS-3 facility, or pay the applicable tariffed DS-3 rates for each DS-3 facility used for Local Interconnection Trunks between the Parties.

                3. Where the P01 for the Local Interconnection Trunk Group is at a Mid Span Meet, there shall be no compensation between the Parties for the Local Interconnection facilities used.

V.      MEET-POINT TRUNKING ARRANGEMENTS

        A. Two-way trunks will be established to enable CLEC and PACIFIC jointly to provide Feature Group B and D ("FGB and FGD") Switched Access Services via PACIFIC's Access Tandem switch.

        B. CLEC may use Meet-Point Trunks to send and receive FGB and FGD calls from Switched Access customers connected to PACIFIC's Access Tandem.

        C. The Parties will use separate facilities and separate two-way trunk groups to each and every PACIFIC Access Tandem under which CLEC's NXXs home using DS-1 or DS-3 facilities other than the facilities used for Local Interconnection Trunk Groups. Neither Party will charge the other any amount for any meet-point facilities.

        D. In the case of Switched Access Services provided through PACIFIC's Access Tandem, PACIFIC will not offer blocking capability for Switched Access customer traffic delivered to PACIFIC's tandem for completion on CLEC's network. The Parties understand and agree that Meet-Point Trunking arrangements are available and functional only to or from Switched Access customers who directly connect with PACIFIC's tandems that CLEC subtends in each LATA. In no event will PACIFIC be required to route such traffic through more than one tandem for connection to or from Switched Access customers.

                                                                   Attachment 18

                PACIFIC shall have no responsibility to ensure that any Switched Access customer will accept traffic that CLEC directs to the Switched Access customer. PACIFIC also agrees to furnish CLEC a list of those IXCs which also interconnect with PACIFIC's tandems.

        E. The Parties will provide CCS to one another, where and as available, in conjunction with meet-point two-way trunk groups. CLEC may establish CCS interconnections (either directly or through a third party), provided such third-party is interconnected with PACIFIC pursuant to inter- and intra-state access tariffs. The Parties will exchange TCAP messages to facilitate full inter-operability of CCS-based features between their respective networks, including all CLASS features and functions, to the extent each carrier offers such features and functions to its own end users. CLEC will provide all CCS signaling including, without limitation, Charge Number and originating line information ("OLI"). For terminating FGD, PACIFIC will pass all CCS signaling including, without limitation, CPN if it receives CPN from FGD carriers. All privacy indicators will be honored. Where available, network signaling information such as Transit Network Selection ("TNS") parameter, Carrier Identification Codes ("CIC"), (CCS platform) and CICIOZZ information (non-CCS environment) will be provided by CLEC wherever such information is needed for call routing or billing. The Parties will follow all OBF adopted standards pertaining to TNS and CIC/OZZ codes.

        F. The Parties shall use CCS in conjunction with Meet-Point Trunks, provided that they must use multifrequency ("MF") signaling on a separate Meet Point Trunk group for originating FGD access to Switched Access customers that use MF FGD signaling protocols and may use such signaling due to equipment constraints. The Parties shall not provide MF and CCS trunk within a DS-1 facility. They must use a separate DS-1 facility for each signaling type.

        G. CLEC shall deliver all originating Toll Free Service calls for which it requests that PACIFIC perform the Service Switching Point ("SSP") function (e.g., performs the database query) using GR-394 format over the Meet-Point Trunk group. CLEC shall use Carrier Code "0110" and Circuit Code of "08" for all such calls.

        H. When CLEC performs the SSP function for Toll Free service calls, and if such calls are destined for an IEC, if CLEC delivers such calls to PACIFIC it shall do so over Meet Point Trunk Groups using GR-394 format. When CLEC performs the SSP function for Toll Free service calls, and if such calls are destined for NXXs within the LATA, if CLEC delivers such calls to PACIFIC, it shall do so over the Local Interconnection Trunk Group using GR-317 format.

                                                                   Attachment 18

        I. Originating Feature Group B calls delivered to PACIFIC's tandem shall use GR-317 signaling format unless the associated FGB carrier employs GR-394 signaling for its FGB traffic at the serving Access Tandem.

VI.     RESPONSIBILITIES OF THE PARTIES

        A. CLEC and PACIFIC agree to exchange such reports and/or data as provided in this Attachment to facilitate the proper billing of traffic. Either Party may request an audit of such usage reports on no fewer than ten (10) business days written notice and any audit shall be accomplished during normal business hours at the office of the Party being audited (which shall be San Francisco for CLEC and San Francisco for PACIFIC). Such audit must be performed by a mutually agreed-to auditor paid for by the Party requesting the audit. Such audits shall be requested within six months of having received the PLU factor and usage reports from the other Party and may not be requested more than twice per year.

        B. CLEC and PACIFIC will review engineering requirements on a semi-annual basis and establish guidelines for forecasts of trunk and facilities utilization provided under this Attachment.

        C. CLEC and PACIFIC shall share responsibility for all Control Office functions for Local Interconnection Trunks and Trunk Groups, and both Parties shall share the overall coordination, installation, and maintenance responsibilities for these trunks and trunk groups.

        D. CLEC is responsible for all Control Office functions for Meet Point Trunks and Trunk Groups, and shall be responsible for the overall coordination, installation, and maintenance responsibilities for these trunks and trunk groups.

        E.      CLEC and PACIFIC shall:

                1. Provide trained personnel with adequate and compatible test equipment to work with each others' technicians.

                2. Notify each other when there is any change affecting the service requested, including the due date.

                3. Coordinate and schedule testing activities of their own personnel, and others as applicable, to ensure its interconnection trunks/trunk groups are installed per the interconnection order, meet agreed upon acceptance test requirements, and are placed in service by the due date.

                4. Perform sectionalization to determine if a trouble is located in its facility or its portion of the interconnection trunks prior to referring the trouble to each other.

                                                                   Attachment 18

                5. Advise each other's Control Office if there is an equipment failure that may affect the interconnection trunks.

                6. Provide each other with a trouble reporting number that is readily accessible and available 24 hours/7 days a week.

                7. Provide to each other test-line numbers and access to test lines, including a test-line number that returns answer supervision in each NPA-NXX opened by a Party.

        F. CLEC and PACIFIC will provide their respective billing contact numbers to one another on a reciprocal basis

        G. The Parties will conduct cooperative testing for the proper recording of AMA records in each carrier switch(es) before establishing service.

        H. Prior to the time of interconnection, CLEC will provide to PACIFIC CLEC's references or internal standards governing each topic in the Bilateral Agreement Template/Worksheet attached as Appendix B, for which there is a corresponding PACIFIC reference.

VII.    INSTALLATION OF TRUNKS

        Due dates for the installation of Local Interconnection Trunk Groups and Meet Point Trunks covered by this Agreement shall be equal to PACIFIC's Switched Access intervals.

VIII.   TRUNK FORECASTING

        A. The Parties shall work towards the development of joint forecasting responsibilities for traffic utilization over trunk groups. Orders for trunks that exceed forecasted quantities for forecasted locations will be accommodated as facilities and/or equipment becomes available. The Parties must provide forecast information to each other twice a year. The forecasting Service Performance Measures and Liquidated Damages (Attachment 17 to this Agreement) shall not apply to the following forecasts. The semi-annual forecasts shall include:

               1. Yearly forecasted trunk quantities (which include measurements that reflect actual tandem Local Interconnection and Meet Point Trunk Groups and end office equivalent trunking requirements, whether or not tandem subtending) for a minimum of three (current and plus-i and plus-2) years;

               2. The use of Common Language Location Identifier, described in Bellcore documents BR 795-100-100 and BR 795400-100 and;

                                                                   Attachment 18

               3. A description of major network projects anticipated for the following six months. Major network projects include trunking or network rearrangements, shifts in anticipated traffic patterns, or other activities that are reflected by a significant increase or decrease in trunking demand for the following forecasting period.

        B. If differences in semi-annual forecasts of the Parties vary by more than 48 additional DSO two-way trunks for each Local Interconnection Trunk Group, the Parties shall meet to reconcile the forecast to within 48 DSO trunks.

        C. If a trunk group is under 75 percent (75%) of centum call seconds capacity on a monthly average basis for each month of any six-month period, either Party may request the issuance of an order to resize the trunk group, which shall be left with not less than 25% excess capacity. In all cases, grade-of-service objectives identified in Section IX, following, shall be maintained.

        D. Each Party shall provide a specified point of contact for planning, forecasting and trunk servicing purposes.

IX.     GRADE OF SERVICE

        A blocking standard of one half of one percent (.005) during the average busy hour, for final trunk groups between the Parties' networks carrying Meet-Point traffic shall be maintained. All other final trunk groups shall be engineered with a blocking standard of one percent (.01)

X.      LOCAL INTERCONNECTION TRUNK SERVICING

        A. Orders between the Parties to establish, add, change or disconnect trunks shall be processed by use of an Interconnection Service Request ("ISR") for CLEC orders to PACIFIC or an Access Service Request "ASR" for PACIFIC orders to CLEC.

        B. The Parties will jointly manage the capacity of Local Interconnection Trunk Groups. PACIFIC's Circuit Provisioning Assignment Center ("CPAC") and CLEC's equivalent center will send a Trunk Group Service Request ("TGSR") to the other Party to trigger changes to the Local Interconnection Trunk Groups based on capacity assessment. Either Party upon receipt of the TGSR will issue an ISRIASR to the other Party:

                1.      Within 10 business days after receipt of the TGSR; or

                2. At any time as a result of either Party's own capacity management assessment, in order to begin the provisioning process.

        C. Orders that comprise a major project shall be submitted at the same time, and their implementation shall be jointly planned and coordinated. Major projects are those

                                                                   Attachment 18

        that require the coordination and execution of multiple orders or related activities between and among PACIFIC and CLEC work groups including, but not limited to, the initial establishment of Local Interconnection or Meet Point Trunk Groups and service in an area, NXX code moves, re-homes, facility grooming, or network rearrangements.

        D. The Parties will cooperate to establish separate high-volume trunk groups for the completion of calls to high volume customers, such as radio contest lines.

        E. CLEC will be responsible for engineering its network on its side of the P01. PACIFIC will be responsible for engineering its network on its side of the P01.

XI.     TROUBLE REPORTS

        CLEC and PACIFIC will cooperatively plan and implement coordinated repair procedures for the Meet Point and Local Interconnection Trunks and facilities to ensure that trouble reports are resolved in a timely and appropriate manner consistent with procedures referenced in Section VI of this Attachment.

XII.    NETWORK MANAGEMENT

        A. Protective Controls Either Party may use protective network traffic management controls, such as 7-digit and 10-digit code gaps, on traffic toward each other's network, when required to protect the public switched network from congestion due to facility failures, switch congestion or failure, or focused overload. CLEC and PACIFIC will immediately notify each other of any protective control action planned or executed.

        B. Expansive Controls Where the capability exists, either Party may implement originating or terminating traffic reroutes to relieve network congestion temporarily due to failures or abnormal calling patterns. Reroutes will not be used to circumvent normal trunk servicing. Expansive controls will only be used when the Parties mutually agree.

        C. Mass Calling CLEC and PACIFIC shall cooperate and share pre-planning information regarding cross-network call-ins expected to generate large or focused temporary increases in call volumes.

ATTACHMENT 18/APPENDIX A:           POI CHART

CRL NETWORK SERVICES, INC.

CLEC Access Tandem/ End     CLEC Routing Point             POI            Pacific Access Tandem
         Office                                                                 End Office

      SNFCCA86DS0                                      SNFCCA86W05             SNFCCA2143T






                                  ATTACHMENT 18

                                   APPENDIX B

                     BILATERAL AGREEMENT TEMPLATE/WORKSHEET

                                                      ATTACHMENT 18 - APPENDIX B
                                                                          Page 2
Worksheet Current As Of:

          Topic                              Pacific Bell Reference(s)          CLEC Reference(s)             Notes / Status
--------- ---------------------------------- --------------------------------   ------------------------  ------------------------
   1      Internetwork provisioning          CLC Handbook ("HB"), Section
          information and guidelines.        16.5, Provisions of LISA.

                                             CLC Handbook, Appendix F1, CLC
                                             ISR Users' Guide.

                                             Interconnection Agreement
                                             between ____________ and
                                             Pacific,
                                             _______ 1996

   2      SS7 & other critical               CLC Operations Handbook-SS7,
          internetwork compatibility         Section 16.7.3.2 & .3,
          testing.                           Pre-service & Protocol Testing.

                                             CCS Network Interface, Section
                                             6.3, Protocol Compatibility
                                             Testing.

                                             NOF Handbook, Section III, 3G, SS7
                                             Compatibility Testing.

   3      Special Protocol                   CCS Network Interface, Section
          implementation                     2.3, Interface Protocol
          agreements.                        Messages.

                                             TR-246, T1.114 (SCCP) & T1.116
                                             (SCCP); GR-317 and GR-394.

                                             CCS Questionnaire, Section IV, D- 2
                                             Switch Parameters.


                                                      ATTACHMENT 18 - APPENDIX B
                                                                          Page 3


                     BILATERAL AGREEMENT TEMPLATE/WORKSHEET


          Topic                              Pacific Bell Reference(s)         CLEC Reference(s)             Notes / Status
--------- ---------------------------------- -------------------------------- ----------------------------- ----------------------

   4      Diversity Requirements             CCS Network Interface, Section
                                             4.1, Diversity Definition.

                                             NOF Handbook, Section III, 2D,
                                             Link Responsibilities -
                                             Diversity.

   5      Installation, maintenance          CLC Operations Handbook-LISA,
          guidelines and                     Section 16.6.2,
          responsibilities.                  Responsibilities.


                                             CLC Operations Handbook-SS7,
                                             Section 16.7.2,
                                             Responsibilities



   6      Network security                   CLC Operations Handbook-LISA,
          requirements.                      Section 16.6.11 & .12; i
                                             (Emergency & Fraud).

   7      Performance standards              LISA Interface Specification,
          and service level                  Section 4, Performance.
          agreements.

   8      Specific versions/issues of        CCS Network Interface, Section
          protocol or interface              1.4, Related Documents.
          specification.

   9      Maintenance procedures,            CLC Operations Handbook-LISA,
          including trouble reporting,       Section 16.6.4, Maintenance
          status, etc.

                                             CLC Operations Handbook-SS7,
                                             Section 16.7.4, Maintenance




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
          Topic                              Pacific Bell Reference(s)               CLEC Reference(s)        Notes / Status
--------- ---------------------------------- --------------------------------        -------------------      ------------------

   10     Internetwork trouble               CLC Operations HB-LISA, Section
          resolution and escalation          16.6.4 & .6, Sectionalization;
          procedures.                        Escalations.
                                             CLC Operations HB-557, Section
                                             16.7.4 & .6, Sectionalization;
                                             Escalations.

                                             Interconnection Agreement between
                                             ____________ and Pacific, _______
                                             1996.

   11     In-depth root cause                SI. 131 - Customer Service Quality
          analysis of significant            Failure Report (Analysis).
          failures.

   12     Explicit forecasting               CLC HB, Appendix C,
          information re: direct and         Interconnection Forecasts.
          subtending traffic.

   13     Explicit expectations              CLC Operations Handbook-557,
          regarding interoperability         Section 16.7.3.3 & .4,
          testing.                           Protocol/Acceptance Tests.

                                             CCS Network Interface, Section
                                             6.3, Protocol Compatibility
                                             Testing.

                                             CLC Operations Handbook-LISA,
                                             Section 16.6.3.3 Acceptance
                                             Tests.



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
          Topic                              Pacific Bell Reference(s)               CLEC Reference(s)             Notes / Status
--------- ---------------------------------- --------------------------------        -------------------           --------------

   14     Network management                 CLC Operations HB-LISA, Section
                                             16.6.2.5, Network Management
                                             Guidelines.

                                             NOF Handbook, Section VI,
                                             Network Management Guidelines.

                                             Interconnection Agreement
                                             between _________ and Pacific,
                                             _________ 1996

   15                                        CLC Operations Handbook - LISA
                                             (all sections).

                                             CLC Operations Handbook - SS7 (all
                                             sections).


   16     Routing and screening              LISA Interface Specification,
          administration.                    Section 2.2, Routing &
                                             Screening.

                                             CCS Network Interface, Section
                                             2.2, Routing & Screening
                                             (MTP/SCCP).

                                             Interconnection Agreement between
                                             ____________ and Pacific, ______
                                             1996.

   17     Synchronization design             CLC Operations Handbook-SS7,
          and company-wide                   Section 16.7.3.5, Synchronization.
          coordinator(s).




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
          Topic                              Pacific Bell Reference(s)          CLEC Reference(s)             Notes / Status
--------- ---------------------------------- --------------------------------   -------------------------     --------------

   18     Performance                        LISA Interface Specification,
          requirements.                      Section 4, Performance.

                                             CCS Network Interface,
                                             Section 5, Performance.

   19     Responsibility assignment          CLC Operations Handbook - LISA
          (testing, control, etc.).          (throughout)

                                             CLC Operations Handbook - SS7
                                             (throughout)
                                             Interconnection Agreement between
                                             ____________ and Pacific, _______
                                             1996.

   20     Information sharing for            CLC Oprs HB-LISA, Section
          analysis and problem               16.6.4.3 & 16.6.5 Sectionalization
          identification.                    & Intercarrier Testing.

                                             NOF Handbook, Section VII,
                                             Information Sharing.




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                                                                          Page 7


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
          Topic                              Pacific Bell Reference(s)               CLEC Reference(s)        Notes / Status
--------- ---------------------------------- --------------------------------        ---------------------    ------------------

   21     Network transition and             CLC Operations Handbook-LISA,
          service rearrangement              Section 16.6.3.7, Rearrangements.
          management.
                                             CLC Operations HB-SS7, Section
                                             16.7.3.9, Signaling Link
                                             Rearrangements.

                                             CCS Questionnaire, Section
                                             III, 2
                                             Trunk Conversion
                                             Considerations.

   22     Calling Party Number               CLC HB-LISA, Section 16.5.6,
          privacy management.                Prerequisites, Limitations &
                                             Restrictions.

                                             Interconnection Agreement between
                                             ____________ and Pacific, _______
                                             1996.

   23     Traffic engineering design         Interconnection Agreement between
          criteria and capacity              ____________ and Pacific, _______
          management                         1996.




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                                                                          Page 8


                     BILATERAL AGREEMENT TEMPLATE/WORKSHEET

          Topic                              Pacific Bell Reference(s)               CLEC Reference(s)        Notes / Status
--------- ---------------------------------- --------------------------------        ----------------------   ---------------

   24     Tones and                          CLC Operations HB-LISA, Section
          announcements for                  16.6.9.4, Tones and
          unsuccessful call                  Announcements.
          attempts.
                                             CCS Network Interface, Section
                                             3.4, Tones and Announcements.

                                             NOF Handbook, Section III,
                                             Pg 17, Tones and Announcements

   25     Mutual aid agreements(s).          CLC Handbook, Section 48,
                                             Emergency Preparedness.

                                             Agreement between BCCs for
                                             Nat'I Security Emergency
                                             Preparedness.

                                             Mutual Aid Agreement Among IEC
                                             and LEC Carriers in California.

   26     Emergency                          Emergency preparedness &
          communications plan.               Response Program, Tab 4,
                                             Communications

                                             NOF Handbook, Section III, Pg 16,
                                             Emergency Communications.

   27     Billing records data
          exchange




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
          Topic                              Pacific Bell Reference(s)          CLEC Reference(s)             Notes / Status
--------- ---------------------------------- --------------------------------   -----------------------       ---------------

   28     Pre-cutover internetwork           CCS Network Interface, Section
          trunk testing.                     6.3, Protocol Compatibility
                                             Testing.

                                             CLC Operations HB-LISA, Section
                                             16.6.3.2 & .3,
                                             Pre-Service/Acceptance Tests.

                                             CLC Operations HB-SS7, Section
                                             16.7.3.4 & .5,
                                             Protocol/Acceptance Tests